AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 2005.


                                                             File Nos. 333-08859
                                                                       811-07727
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         Pre-Effective Amendment No. ___              [ ]


                        Post-Effective Amendment No. 30               [X]


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


                               Amendment No. 31                       [X]


                        (Check Appropriate Box Or Boxes)

                            ------------------------

                         VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ("AIG SUNAMERICA LIFE")
                               (Name of Depositor)

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
   (Address and Telephone Number of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000

                            CHRISTINE A. NIXON, ESQ.
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                     (Name and Address of Agent for Service)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


[X]  immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]  on              pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on [INSERT DATE if applicable] pursuant to paragraph (a)(1) of Rule 485


Title of Securities Being Registered:

                         VARIABLE ANNUITY ACCOUNT FIVE

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Item Number in Form N-4                                      Caption
-----------------------                                      -------
1.  Cover Page .........................................     Cover Page

2.  Definitions ........................................     Glossary

3.  Synopsis ...........................................     Highlights; Fee Tables;
                                                             Portfolio Expenses; Examples

4.  Condensed Financial Information ....................     Appendix - Condensed Financial
                                                             Information

5.  General Description of Registrant,                       The Variable Annuity; Other
    Depositor and Portfolio Companies ..................     Information

6.  Deductions                                               Expenses

7.  General Description of Variable Annuity Contracts ..     The Variable Annuity; Purchasing
                                                             the Variable Annuity Contract;
                                                             Investment Options

8.  Annuity Period .....................................     Income Options

9.  Death Benefit ......................................     Death Benefits

10. Purchases and Contract Value .......................     Purchasing the Variable Annuity
                                                             Contract

11. Redemptions ........................................     Access To Your Money

12. Taxes ..............................................     Taxes

13. Legal Proceedings ..................................     Legal Proceedings

14. Table of Contents of                                     Table of Contents of
    Statement of Additional Information ................     Statement of Additional Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                                    Caption
-----------------------                                    -------
15.   Cover Page .....................................     Cover Page

16.   Table of Contents ..............................     Table of Contents

17.   General Information and History ................     The Variable Annuity (P); Separate
                                                           Account; General Account (P);
                                                           Investment Options (P);
                                                           Other Information (P)

18.   Services .......................................     Other Information (P)

19.   Purchase of Securities Being Offered ...........     Purchasing the Variable Annuity (P)

20.   Underwriters ...................................     Distribution of Contracts

21.   Calculation of Performance Data ................     Performance Data

22.   Annuity Payments ...............................     Income Options (P); Income Payments;
                                                           Annuity Unit Values

23.   Financial Statements ...........................     Depositor: Other Information (P);
                                                           Financial Statements; Registrant:
                                                           Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                 [SEASONS LOGO]

                                   PROSPECTUS


                                August 29, 2005


                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY


                               in connection with


                         VARIABLE ANNUITY ACCOUNT FIVE



The annuity contract has several investment choices - Variable Portfolios listed below and, if available, Fixed Accounts.


                                GROWTH STRATEGY
    (WHICH INVESTS IN STOCK PORTFOLIO, ASSET ALLOCATION: DIVERSIFIED GROWTH
                 PORTFOLIO AND MULTI-MANAGED GROWTH PORTFOLIO)
                            MODERATE GROWTH STRATEGY
    (WHICH INVESTS IN STOCK PORTFOLIO, ASSET ALLOCATION: DIVERSIFIED GROWTH
             PORTFOLIO AND MULTI-MANAGED MODERATE GROWTH PORTFOLIO)
                            BALANCED GROWTH STRATEGY
    (WHICH INVESTS IN STOCK PORTFOLIO, ASSET ALLOCATION: DIVERSIFIED GROWTH
              PORTFOLIO AND MULTI-MANAGED INCOME/EQUITY PORTFOLIO)
                          CONSERVATIVE GROWTH STRATEGY
    (WHICH INVESTS IN STOCK PORTFOLIO, ASSET ALLOCATION: DIVERSIFIED GROWTH
                 PORTFOLIO AND MULTI-MANAGED INCOME PORTFOLIO)

                  which invest in the underlying portfolios of
                              SEASONS SERIES TRUST
                              which is managed by:


                      PUTNAM INVESTMENT MANAGEMENT, L.L.C.

                         T. ROWE PRICE ASSOCIATES, INC.
                         JANUS CAPITAL MANAGEMENT LLC.
                     AIG SUNAMERICA ASSET MANAGEMENT CORP.
                       WELLINGTON MANAGEMENT COMPANY, LLP


You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.


Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Variable Annuity.


To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 29, 2005. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.


The table of contents of the SAI appears below in this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


GLOSSARY....................................................      3
HIGHLIGHTS..................................................      4
FEE TABLES..................................................      5
    Maximum Owner Transaction Expenses......................      5
    Separate Account Annual Expenses........................      5
    Portfolio Expenses......................................      5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................      6
THE SEASONS VARIABLE ANNUITY................................      7
PURCHASING A SEASONS VARIABLE ANNUITY.......................      8
    Allocation of Purchase Payments.........................      8
    Accumulation Units......................................      9
    Free Look...............................................      9
    Exchange Offers.........................................      9
INVESTMENT OPTIONS..........................................     10
    Variable Portfolios.....................................     10
      Seasons Strategies....................................     10
      Seasons Strategy Rebalancing..........................     12
    Fixed Investment Options................................     12
    Transfers During the Accumulation Phase.................     13
    Transfer Policies.......................................     13
    Dollar Cost Averaging Program...........................     15
    Return Plus Program.....................................     16
    Voting Rights...........................................     16
    Substitution............................................     16
ACCESS TO YOUR MONEY........................................     17
    Systematic Withdrawal Program...........................     18
    Minimum Contract Value..................................     18
    Qualified Contract Owners...............................     18
DEATH BENEFIT...............................................     18
    Death of the Annuitant..................................     19
EXPENSES....................................................     19
    Separate Account Charges................................     19
    Withdrawal Charges......................................     19
    Investment Charges......................................     20
    Contract Maintenance Fee................................     20
    Transfer Fee............................................     20
    Premium Tax.............................................     20
    Income Taxes............................................     20
    Reduction or Elimination of Charges and Expenses and
     Additional Amounts Credited............................     20
INCOME OPTIONS..............................................     21
    Annuity Date............................................     21
    Income Options..........................................     21
    Allocation of Income Payments...........................     22
    Fixed or Variable Income Payments.......................     22
    Income Payments.........................................     22
    Transfers During the Income Phase.......................     23
    Deferment of Payments...................................     23
TAXES.......................................................     23
    Annuity Contracts in General............................     23
    Tax Treatment of Distributions--Non-Qualified
     Contracts..............................................     23
    Tax Treatment of Distributions--Qualified Contracts.....     24
    Minimum Distributions...................................     24
    Tax Treatment of Death Benefits.........................     25
    Contracts Owned by a Trust or Corporation...............     25
    Gifts, Pledges and/or Assignments of a Contract.........     26
    Diversification and Investor Control....................     26
OTHER INFORMATION...........................................     26
    AIG SunAmerica Life.....................................     26
    The Separate Account....................................     26
    The General Account.....................................     27
    Registration Statements.................................     27
    Payments in Connection with Distribution of the
     Contract...............................................     27
    Administration..........................................     28
    Legal Proceeding........................................     28
    Financial Statements....................................     29
AIG SUNAMERICA LIFE ASSURANCE COMPANY.......................     31
    Financial Statements....................................     60
    Report of Independent Registered Public Accounting
     Firm...................................................     61
    Consolidated Balance Sheet..............................     62
    Consolidated Statement of Income and Comprehensive
     Income.................................................     64
    Consolidated Statement of Cash Flows....................     65
    Notes to Consolidated Financial Statements..............     67
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....     92
APPENDIX A--CONDENSED FINANCIALS............................    A-1
APPENDIX B--MARKET VALUE ADJUSTMENT.........................    B-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY (IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY--Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we", "us", "our" and "AIG SunAmerica Life" are also used to identify the Company.



FIXED ACCOUNT--An account that we may offer in which you may invest money and earn a fixed rate of return.


INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

LATEST ANNUITY DATE--Your 90th birthday or tenth contract anniversary, whichever is later.


MARKET CLOSE--The close of the New York Stock Exchange, usually 1:00 p.m. Pacific Time.


NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

SEASONS STRATEGY (IES)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each Seasons Strategy has its own investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust.


TRUST--Refers to the Seasons Series Trust.



UNDERLYING FUNDS--The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in any combination of the four pre-allocated Strategies ("Variable Portfolios") and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. Your will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A SEASONS VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawals charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A SEASONS VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)...   7%


TRANSFER FEE
$25 per transfer after the first 4 transfers each contract year; ($10 in Pennsylvania and Texas)


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES, WHICH ARE OUTLINED IN THE NEXT SECTION.


CONTRACT MAINTENANCE FEE(2)
$35 ($30 in North Dakota)

---------------

FOOTNOTE TO FEE TABLES:


(1) Withdrawal Charge Schedule
 (as a percentage of each Purchase Payment)
 Years:..............    1     2     3     4     5     6     7    8+
                         7%    6%    6%    5%    4%    3%    2%    0%
(2) The contract maintenance fee may be waived if contract value
    $50,000 or more


SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted daily as a percentage of your average daily net asset value)

Mortality and Expense Risk Fees..............  1.25%
Distribution Expense Charge..................  0.15%
                                               -----
Total Separate Account Annual Expenses.......  1.40%

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIO OF THE TRUST BEFORE ANY WAIVER OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING TRUST'S FEES AND EXPENSES IS CONTAINED IN THE ATTACHED TRUST PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING.

PORTFOLIO EXPENSES


TOTAL ANNUAL TRUST OPERATING EXPENSES  MINIMUM   MAXIMUM
-------------------------------------  -------   -------
(expenses that are deducted from
underlying portfolios of the Trust,
including management fees, other
expenses and 12b-1 fees, if
applicable).......................      0.91%     0.98%

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses and expenses for the underlying portfolios of the Trust.

The Examples assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trust are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:


MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.40% and investment in an underlying portfolio with total expenses of 0.98%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $947    $1,359    $1,697     $2,770


(2) If you annuitize your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $241     $742     $1,270     $2,716


(3) If you do not surrender your contract:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $247     $759     $1,297     $2,770



MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40% and investment in an underlying portfolio with total expenses of 0.91%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $940    $1,338    $1,662     $2,700


(2) If you annuitize your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $234     $721     $1,235     $2,646


(3) If you do not surrender your contract:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $240     $738     $1,262     $2,700


                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. We converted the contract administration fee to a percentage (0.05%). The actual impact of the administration charge may differ from the percentage and which is currently waived for contract values over $50,000. The Examples assume separate account expenses as indicated and that no transfer fees were imposed. Premium taxes are not reflected but may be applicable. Additional information on the portfolio company fees can be found in the Trust prospectus located behind this prospectus.
2. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         CONDENSED FINANCIALS APPEAR IN APPENDIX A OF THIS PROSPECTUS.

THE SEASONS VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. The flexibility and diversification offered by this annuity can help you reach your retirement savings goals. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The Contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, vary with market conditions. You can gain or lose money if you invest in these Variable Portfolios. If you allocate money to the Variable Portfolios, the amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The Contract may also offer several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in the Contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on Seasons Variable Portfolios and fixed account options available under this contract, SEE INVESTMENT OPTIONS BELOW.

AIG SunAmerica Life Assurance Company (AIG SunAmerica Life, The Company, us, we) issues the Seasons Variable Annuity. When you purchase a Seasons Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the federal tax code you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial adviser prior to purchase. This variable annuity may not be available for sale in your state. Please check with your financial representative regarding availability.

PURCHASING A SEASONS VARIABLE ANNUITY
--------------------------------------------------------------------------------

A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                               MINIMUM
                       MINIMUM INITIAL        SUBSEQUENT
                       PURCHASE PAYMENT    PURCHASE PAYMENT
                       ----------------    ----------------
Qualified                   $2,000               $500
Non-qualified               $5,000               $500

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company and First SunAmerica Life Insurance Company, an affiliate of the Company, to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time.


Once you have contributed at least the minimum initial Purchase Payment, you can establish an optional automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.


We may refuse any Purchase Payment. In general, we will not issue a contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 90.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we discover a misstatement of age with respect to the contract issue age and any age-driven features in the contract, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

This contract is no longer available for purchase by new policyowners.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts and Variable Portfolios according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are credited based upon the Accumulation Unit Value (AUV) next determined after receipt. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Variable Portfolios you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units. We base the number of Annuity Units you receive on the unit value of the Variable Portfolios as of the day we receive your money, if we receive it before 1 p.m. Pacific Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Time.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We calculate an Accumulation Unit for each Variable Portfolio after the NYSE closes each day. We do this by:

     1. determining the total value of money invested in a particular Variable Portfolio;

     2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

     3. dividing this amount by the number of outstanding Accumulation Units.

The value of an Accumulation Unit may go up or down from day to day. When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to a Variable Portfolio by the value of the Accumulation Unit for that Seasons Strategy.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You want your money to be invested in the Moderate Growth Strategy. We determine that the value of an Accumulation Unit for the Moderate Growth Strategy is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.252 Accumulation Units for the Moderate Growth Strategy.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. Unless otherwise required by state law, you will receive back the value of the money allocated to the Variable Portfolios on the day we receive your request plus any Purchase Payment in the fixed account options. This value may be more or less than the money you initially invested. Thus, the investment risk is borne by you during the free look period.

Certain states (and under all contracts issued as IRAs) require us to return your Purchase Payments upon a free look request. With respect to those contracts, we reserve the right to put your money in the 1-year fixed account option during the free look period. If you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments, or (2) the value of your contract. At the end of the free look period, we reallocate your money according to your instructions.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an Exchange Offer will be made in accordance with the applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such Exchange Offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS


The contract offers Variable Portfolios which we call Seasons Strategies and fixed account options. We designed the contract to meet your varying investment needs over time.


SEASONS STRATEGIES


The contract offers Seasons Strategies, each with a different investment objective. Each Seasons Strategy is a Variable Portfolio of the Separate Account and invests in three Underlying Funds of Seasons Series Trust. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.



The Seasons Strategies differ from the other Variable Portfolios because they each invest in more than one Underlying Fund of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy.



The Underlying Funds of Seasons Series Trust in which only the Seasons Strategies can invest are detailed on the pie chart below. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective.



Each Seasons Strategy uses an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds of the Seasons Series Trust. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy does not change for the life of the contract.


GROWTH STRATEGY                                                      MODERATE GROWTH STRATEGY
      GOAL: Long-term growth of capital, allocating its assets           GOAL: Growth of capital through investments in equities,
  primarily to stocks. This Strategy may be best suited for          with a secondary objective of conservation of principal by
  those with longer periods to invest.                               allocating more of its assets to bonds than the Growth
                                                                     Strategy. This Strategy may be best suited for those nearing
  Target Asset Allocation:                                           retirement years but still earning income.
      Stocks 80%             Bonds 15%             Cash 5%           Target Asset Allocation:
  [GROWTH CHART]                                                         Stocks 70%              Bonds 25%              Cash 5%
                                                                     [MODERATE GROWTH CHART]


BALANCED GROWTH STRATEGY                                             CONSERVATIVE GROWTH STRATEGY
      GOAL: Focuses on conservation of principal by investing            GOAL: Capital preservation while maintaining some
  in a more balanced weighting of stocks and bonds, with a           potential for growth over the long term. This Strategy may be
  secondary objective of seeking a high total return. This           best suited for those with lower investment risk tolerance.
  Strategy may be best suited for those approaching retirement
  and with less tolerance for investment risk.                       Target Asset Allocation:
  Target Asset Allocation:                                               Stocks 42%              Bonds 53%              Cash 5%
      Stocks 55%             Bonds 40%             Cash 5%           [CONSERVATIVE GROWTH CHART]
  [BALANCED GROWTH CHART]

SEASONS STRATEGY REBALANCING


Each Seasons Strategy is designed to meet its investment objective by allocating a portion of your money to three different Underlying Funds. At the beginning of each quarter a rebalancing occurs among the Underlying Funds to realign each Seasons Strategy with its distinct percentage investment detailed below in the three Underlying Funds. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate:



     - the asset allocation mix for each Seasons Strategy; and



     - the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.



On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various Underlying Funds according to the percentages set forth on the prior pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.



FIXED INVESTMENT OPTIONS


Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - CURRENT RATE: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - RENEWAL RATE: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.


When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. WE DO NOT CONTACT YOU. IF WE DO NOT HEAR FROM YOU, YOUR MONEY WILL REMAIN IN THE SAME FAGP WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FAGP.


If you take money out of any available multi-year FAGP before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX B SHOWS HOW WE CALCULATE AND APPLY THE MVA.

If available, you may systematically transfer interest in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. We may also offer Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in DCAFAs, if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.

TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.



Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.



TRANSFER POLICIES



We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.



We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 4 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.



In addition to charging a fee when you exceed 4 transfers as described in the preceding paragraph, all transfer requests in excess of 4 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary ("Standard U.S. Mail Policy"). We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts and contracts utilizing third party asset allocation services as described below.



We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.



Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:



     (1) the number of transfers made in a defined period;



     (2) the dollar amount of the transfer;



     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;



     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;



     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or



     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.



Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time except for purposes of calculating the number of transfers for the Standard U.S. Mail Policy. A calendar year will be used (instead of a contract year) for these contracts. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.



Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.



WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.


DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging ("DCA") Program allows you to systematically transfer a set percentage or amount from any Variable Portfolio or the one year fixed account option (source accounts) to another Variable Portfolio (target account). You can also select to transfer the entire value in a Variable Portfolio or the one year fixed investment option in a stated number of transfers. Transfers may occur on such periodic schedules such as monthly or weekly. You can change the amount or frequency to available options at any time by notifying us in writing. The minimum transfer amount is $500, unless you use the DCAFAs (see below). Fixed Account options are not available as target accounts for the DCA program.

We may also offer DCAFAs for a specified time period exclusively to facilitate this program. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate a Purchase Payment into DCAFAs, we transfer all your money allocated to that account into the Variable Portfolios you select over the selected time period at an offered frequency of your choosing.

You may terminate your DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Transfers under this program do not count against your four free transfers per year.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

THERE IS NO FEE FOR PARTICIPATING IN THE DCA PROGRAM. WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to gradually move $750 each month from the Conservative Growth Strategy to the Growth Strategy over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

MONTHS     ACCUMULATION UNIT    UNITS PURCHASED
-------    -----------------    ---------------
 1              $ 7.50                100
 2              $ 5.00                150
 3              $10.00                 75
 4              $ 7.50                100
 5              $ 5.00                150
 6              $ 7.50                100

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

RETURN PLUS PROGRAM

The Return Plus Program allows you to invest in one or more of the Variable Portfolios without putting the amount of your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options (other than the DCA fixed accounts) and the Variable Portfolios you select. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment needs to be allocated to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program.

The Return Plus Program is only available if we are offering multi-year FAGPs. We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Strategy, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Seasons Series Trust shares. However, when the underlying investment portfolios of the Seasons Series Trust solicit proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolios. We may move assets and/or re-direct future premium allocations from one Variable Portfolios to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolios is no longer an appropriate investment for the contract, for reason such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolios offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolios choices.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a market value adjustment if a withdrawal comes from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract we will recoup any surrender charges which would have been due at the time the free withdrawals were taken if your free withdrawal had not been free.

Generally, each contract year you may withdraw up to 10% of your Purchase Payments which are subject to a withdrawal charge free of any withdrawal charge. This is the free withdrawal amount.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are invested for less than 7 years and withdrawn will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After that free withdrawal your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:

A = Your contract value at the time of your request for surrender ($80,000) B = The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C = The withdrawal charge percentage applicable to the age of each Purchase Payment (6%) [B X C = $6,000]
D = Your full surrender value ($74,000)

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

Under most circumstances, the minimum partial withdrawals amount is $1,000. We require that the value left in any Seasons Strategy or fixed account be at least $500, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each Seasons Strategy and fixed account option in which your contract is invested.

Washington residents should consult their financial adviser for additional information.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted;

(3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect, we use money in your contract to pay you monthly, quarterly, semi-annual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of the free withdrawal amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENTS, INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE, INCLUDING SYSTEMATIC WITHDRAWALS.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

DEATH BENEFIT
--------------------------------------------------------------------------------

If you should die during the Accumulation Phase of your contract, we will pay a death benefit to your Beneficiary. If you die during the Income Phase, your beneficiary will receive any remaining guaranteed income payments in accordance with the income options you choose. SEE INCOME OPTIONS BELOW.

If you should die prior to reaching age 75 or, in the case of joint owners, if an owner should die prior to the youngest owner reaching age 75, the death benefit will be equal to the greater of:

     1. Contract Value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Total Purchase Payments less withdrawals, applicable charges, market value adjustments and taxes, accumulated at 3% from the date your contract was issued until the date of death, plus any Purchase Payments received, less any withdrawals, applicable charges, market value adjustments and taxes made or charged, after the date of death.

If the contract was issued after your 75th birthday or if you should die after you reach age 75, or, in the case of joint owners, if the contract was issued after both owners' 75th birthday or if an owner dies after the youngest owner reaches age 75, the death benefit will be the greater of:

     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Total Purchase Payments received by us before age 75 (in the case of joint owners, before the younger owner reaches age 75) less any withdrawals, applicable charges, market value adjustments and taxes, accumulated at 3% from the date your contract was issued until your 75th birthday (or, if there is a joint owner, the 75th Birthday of the youngest owner), plus any subsequent Purchase Payments received, less any withdrawals, applicable charges, market value adjustments and taxes made or charged, after your 75th birthday.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit must be paid within 5 years of the date of death, unless the Beneficiary elects to have the death benefit payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income payments must begin within one year of your death. If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract at the then current value.

The death benefit will be calculated and paid out when we receive all required paperwork and satisfactory proof of death. We consider satisfactory proof of death one of the following: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us.

DEATH OF THE ANNUITANT

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

EXPENSES
--------------------------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The Company deducts separate account charges in the amount of 1.40%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. These charges compensate the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

The contract provides a Free Withdrawal Amount every year. SEE ACCESS TO YOUR MONEY ABOVE. If you take money out in excess of the Free Withdrawal Amount, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

      YEAR          1    2    3    4    5    6    7    8
-----------------  ---  ---  ---  ---  ---  ---  ---  ---
Withdrawal
  Charge.........  7%   6%   6%   5%   4%   3%   2%   0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit. We will not assess a withdrawal charge upon election to receive income payments from your contract.

Withdrawals made prior to age 59 1/2 may result in tax penalties SEE TAXES
BELOW.

INVESTMENT CHARGES

Charges are deducted from the assets of the investment portfolios underlying the STRATEGIES for the advisory and other expenses of the portfolios. SEE FEE TABLES ABOVE. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE ATTACHED TRUST PROSPECTUS.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We will deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit four free transfers between investment options, every contract year. We charge you $25 for each transfer over four in any one year ($10 in Pennsylvania and Texas). We deduct the transfer fee from the Seasons Strategy and/or fixed account option from which you request the transfer SEE INVESTMENT OPTIONS ABOVE.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges where applicable. Currently we deduct the charge for premium taxes when you take a full withdrawal or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except to the extent discussed under Option 5, once you begin receiving income payments you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five standard Income Options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity factors set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the Survivor die before all of the guaranteed payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

ALLOCATION OF INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, AIG SunAmerica Life guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of your Variable Portfolios.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments will vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed accounts and Variable Portfolios also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

You may transfer money among the Variable Portfolios during the Income Phase. Transfers are subject to the same limitations as transfers during the Accumulation Phase. However, you may not transfer money from the fixed account into the Variable Portfolios or from the Variable Portfolios into the fixed accounts during the Income Phase. SEE EXPENSES ABOVE.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income payments.

TAXES
--------------------------------------------------------------------------------


NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


ANNUITY CONTRACTS IN GENERAL


The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.


TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS


If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.


MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.



Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.


TAX TREATMENT OF DEATH BENEFITS


Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.


CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT


If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.



The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.


DIVERSIFICATION AND INVESTOR CONTROL


The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


OTHER INFORMATION
--------------------------------------------------------------------------------


AIG SUNAMERICA LIFE



The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


THE SEPARATE ACCOUNT

AIG SunAmerica Life originally established Variable Annuity Account Five (the "Separate Account"), under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of AIG SunAmerica Life. Assets in the Separate Account are not guaranteed for AIG SunAmerica Life.

THE GENERAL ACCOUNT


Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the Company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.



The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.



REGISTRATION STATEMENTS



Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS


Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 7.0% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.00% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.



Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.



AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.



PAYMENTS WE RECEIVE



In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation from the Trust's investment advisor related to the availability of the Underlying Funds in the contract. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, AIG SAAMCo and/or certain subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.



ADMINISTRATION


We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately.

During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.



A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.



On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004.



Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.



On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of

New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.



AIG is the ultimate parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor") and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.



In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.



FINANCIAL STATEMENTS



The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 are included and the financial statements of Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



AIG SUPPORT AGREEMENT



AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.



WHERE YOU CAN FIND MORE INFORMATION



The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.



We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under
Section 13(a),

13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.



The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:



WASHINGTON, DISTRICT OF COLUMBIA



100 F. Street, N.E., Room 1580



Washington, DC 20549



CHICAGO, ILLINOIS



175 W. Jackson Boulevard



Chicago, IL 60604



NEW YORK, NEW YORK



3 World Financial, Room 4300



New York, NY 10281



To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:



AIG SunAmerica Life Assurance Company



Annuity Service Center



P.O. Box 54299



Los Angeles, California 90054-0299



Telephone Number: (800) 445-SUN2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     AIG SunAmerica Life Assurance Company (the "Company") was incorporated as Anchor National Life Insurance Company under the laws of the State of Arizona on April 12, 1965 while the Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, after which time it began doing business under its new name, AIG SunAmerica Life Assurance Company.

     The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement services and asset management.

     The Company has no employees; however, employees of AIGRS and other affiliates of the Company perform various services for the Company. AIGRS had approximately 1,900 employees at December 31, 2004, approximately 1,100 of whom perform services for the Company as well as for certain of its affiliates.

     The Company's primary activities are retirement services, herein discussed as annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts ("GICs"). The asset management operations are conducted by the Company's registered investment advisor subsidiary, AIG SunAmerica Asset Management Corp ("SAAMCo"), and its wholly owned distributor, AIG SunAmerica Capital Services, Inc. ("SACS"), and its wholly owned servicing administrator, AIG SunAmerica Fund Services, Inc. ("SFS"). See Note 13 of Notes to the Consolidated Financial Statements for operating results by segment.

     The Company ranks among the largest U.S. issuers of variable annuity contracts. The Company distributes its products and services through an extensive network of independent broker-dealers, full-service securities firms and financial institutions. In prior years, GICs were marketed directly to banks, municipalities, asset management firms and direct plan sponsors and through intermediaries, such as managers or consultants servicing these groups. In addition to distributing its variable annuity products through its nine affiliated broker-dealers, the Company distributes its products through a vast network of independent broker-dealers, full-service securities firms and financial institutions. In total, more than 84,000 independent sales representatives are appointed to sell the Company's annuity products. The Company's nine affiliated broker-dealers are among the largest networks of registered representatives in the nation. Sales through affiliated broker-dealers accounted for approximately a quarter of the Company's total annuity sales in 2004.

     The Company believes that demographic trends have produced strong consumer demand for long-term, investment-oriented products. According to U.S. Census Bureau projections, the number of individuals between the ages of 45 to 64 grew from 51 million to 69 million from 1994 to 2003, making this age group the fastest-growing segment of the U.S. population. Between 1994 and 2003, annual industry premiums from fixed and variable annuities increased from $155 billion to $267 billion.

     Benefiting from continued strong growth of the retirement savings market, industry sales of tax-deferred savings products have represented, for a number of years, a significantly larger source of new premiums for the U.S. life insurance industry than have traditional life insurance products. Recognizing the growth potential of this market, the Company focuses its life operations on the sale of variable annuity contracts. In recent years, the Company has enhanced its marketing efforts and expanded its offerings of fee-based variable annuity contracts. Variable accounts within the Company's variable annuity business entail no portfolio credit risk and requires significantly less capital support than the fixed accounts of variable annuity contracts ("Fixed Options"), which generate net investment income.

     The following table shows the Company's investment income, net realized investment losses and fee income for the year ended December 31, 2004 by primary product line or service:

                         NET INVESTMENT AND FEE INCOME

                                                     AMOUNT       PERCENT           PRIMARY PRODUCT OR SERVICE
                                                    ---------     --------   -----------------------------------------
                                                    (IN THOUSANDS, EXCEPT
                                                       FOR PERCENTAGES)
Fee income:
  Variable annuity policy fees, net of
    reinsurance...................................  $369,141       42.2%     Variable annuity contracts
  Asset management fees...........................    89,569        10.2     Asset management
  Universal life policy fees, net of
    reinsurance...................................    33,899         3.9     Universal life products
  Surrender charges...............................    26,219         3.0     Fixed and variable annuity contracts
  Other fees......................................    15,753         1.8     Asset management
                                                    --------       -----
  Total fee income................................   534,581        61.1
Investment income.................................   363,594        41.6     Fixed annuity contracts and Fixed Options
Net realized investment losses....................   (23,807)       (2.7)    Fixed annuity contracts and Fixed Options
                                                    --------       -----
Total net investment and fee income...............  $874,368      100.0%
                                                    ========       =====

ANNUITY OPERATIONS - SEPARATE ACCOUNT

     The annuity operations principally engaged in the business of issuing variable annuity contracts directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuity contracts, universal life insurance contracts and GICs directed to the institutional marketplace.

     The Company's variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fees on the amounts earned in variable account options of its variable annuity products held in separate accounts and net investment income on the Fixed Options held in the general account. Variable annuity contracts offer retirement planning features similar to those offered by fixed annuity contracts, but differ in that the contract holder's rate of return is generally dependent upon the investment performance of the particular equity, fixed-income, money market or asset allocation fund selected by the contract holder. Because the investment risk is generally borne by the customer in all but the Fixed Options, these products require significantly less capital support than fixed annuity contracts.

     At December 31, 2004, variable product liabilities were $26.04 billion, of which $22.61 billion were held in separate accounts and $3.43 billion were the liabilities of the Fixed Options, held in the Company's general account. The Company's variable annuity products incorporate incentives, surrender charges and/or other restrictions to encourage persistency. At December 31, 2004, 71% of the Company's variable annuity liabilities held in separate accounts were subject to surrender penalties or other restrictions. The Company's variable annuity products also generally limit the number of transfers made in a specified period between account options without the assessment of a fee. The average size of a new variable annuity contract sold by the Company in 2004 was approximately $74,000.

ANNUITY OPERATIONS - GENERAL ACCOUNT

     The Company's general account obligations are fixed-rate products, principally Fixed Options, but also including fixed annuity contracts, GICs and universal life insurance contracts ("Fixed-Rate Products") issued in prior years. The Fixed Options provide interest rate guarantees of certain periods ranging up to ten years. Although the Company's annuity contracts remain in force an average of seven to ten years, approximately 77% of the reserves for fixed annuity contracts and Fixed Options, as well as the universal life insurance contracts, reprice annually at discretionary rates determined by the Company subject to a minimum rate guarantee ranging from 1.5% to 4.0%, depending on the contract. In repricing, the Company takes into account yield characteristics of its investment portfolio, surrender assumptions and competitive industry pricing, among other factors.

     In prior years, the Company augmented its retail annuity business with the sale of institutional products. At December 31, 2004, the Company had $211.4 million of fixed-maturity, variable-rate GIC obligations that reprice periodically based upon certain defined indices and $3.9 million of fixed-maturity, fixed-rate GICs.

     The Company designs its Fixed-Rate Products and conducts its investment operations in order to closely match the duration and cash flows of the assets in its investment portfolio to its fixed-rate obligations. The Company seeks to achieve a predictable spread between what it earns on its assets and what it pays on its liabilities by investing principally in fixed-rate securities. The Company's Fixed-Rate Products incorporate incentives, surrender charges and other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had incentives, surrender penalties and/or other restrictions at December 31, 2004.

INVESTMENT OPERATIONS

     The Company believes a portfolio principally composed of fixed-rate investments that generate predictable rates of return should back its liabilities for Fixed-Rate Products. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. The majority of the Company's invested assets are managed by an affiliate of AIG. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety.

     For more information concerning the Company's investments, including the risks inherent in such investments, see Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Capital Resources and Liquidity."

ASSET MANAGEMENT OPERATIONS

     Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, SAAMCo, which in turn has two wholly owned subsidiaries: SACS and SFS. Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. This contribution increased the Company's shareholder's equity by $150,653,000. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows have been restated for the years ended December 31, 2003 and 2002 for the addition and subtraction to pretax income of $16,345,000 and $4,464,000, respectively, to reflect the SAAMCo activity.

     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, serving as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

REGULATION

     The Company, in common with other insurers, is subject to regulation and supervision by the states and jurisdictions in which it does business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to an insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk based capital measurements, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks which may be insured under a single contract, deposits of securities for the benefit of contract holders, methods of accounting, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of contract holders rather than security holders.

     Risk-based capital ("RBC") standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The standards are intended to help identify inadequately capitalized companies and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer's size, but also on the risk profile of the insurer's operations. The RBC Model Law provides four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to actually placing the insurer under regulatory control. The statutory capital and surplus of the Company exceeded its RBC requirements as of December 31, 2004.

     The federal government does not directly regulate the business of insurance, however, the Company, its subsidiaries and its products are governed by federal agencies, including the Securities and Exchange Commission ("SEC"), the Internal Revenue Service and the self-regulatory organization, National Association of Securities Dealers, Inc. ("NASD"). Federal legislation and administrative policies in several areas, including financial services regulation, pension regulation and federal taxation, can significantly and adversely affect the insurance industry. The federal government has from time to time considered legislation relating to the deferral of taxation on the accretion of value within certain annuities and life insurance products, changes in the Employee Retirement Income Security Act regulations, the alteration of the federal income tax structure and the availability of Section 401(k) and individual retirement accounts. Although the ultimate effect of any such changes, if implemented, is uncertain, both the persistency of our existing products and our ability to sell products may be materially impacted in the future.

     Recently there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and life insurers issuing variable annuity products. These inquiries have focused on a number of issues including, among other items, after-hours trading, short-term trading (sometimes referred to as market timing), suitability, revenue sharing arrangements and greater transparency regarding compensation arrangements. There are several rule proposals pending at the SEC, the NASD and on a federal level, which, if passed, could have an impact on the business of the Company and/or its subsidiaries.

COMPETITION

     The businesses conducted by the Company are highly competitive. The Company competes with other life insurers, and also competes for customers' funds with a variety of investment products offered by financial services companies other than life insurance companies, such as banks, investment advisors, mutual fund companies and other financial institutions. In 2003, net annuity premiums written among the top 100 companies ranged from approximately $79 million to approximately $20 billion annually. The Company together with its affiliates ranked third largest of this group. The Company believes the primary competitive factors among life insurance companies for investment-oriented insurance products, such as annuities include product flexibility, net return after fees, innovation in product design, the insurer financial strength rating and the name recognition of the issuing company, the availability of distribution channels and service rendered to the customer before and after a contract is issued. Other factors affecting the annuity business include the benefits (including before-tax and after-tax investment returns) and guarantees provided to the customer and the commissions paid.

AVAILABLE INFORMATION

     AIG SunAmerica Life Assurance Company (the "Company") files annual, quarterly, and current reports and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains annual, quarterly, and current reports and other information that issuers (including the Company) file electronically with the SEC. The SEC's website is http://www.sec.gov. Additionally, any materials the Company files with the SEC may be read and copied at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company does not maintain a website.

     The Company makes available free of charge, Annual Reports on Form 10-K, Quarterly Reports of Form 10-Q and Current Reports of Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after such materials are electronically filed with, or furnished to the SEC.

SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

     Indemnification for liabilities arising under the 1933 Act is provided to the Company's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of the Company in connection with the securities registered under this prospectus, the Company will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. The Company will be governed by final judgment of the issue. However, if in the opinion of the Company's counsel this issue has been determined by controlling precedent, the Company will not submit the issue to a court for determination.

DESCRIPTION OF PROPERTY

     The Company's executive offices and its principal office are in leased premises at 1 SunAmerica Center, Los Angeles, California 90067. The Company, through an affiliate, also leases office space in Woodland Hills, California and Jersey City, New Jersey.

     The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its businesses.

SELECTED FINANCIAL DATA

     The following selected financial data of the Company should be read in conjunction with the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which are included elsewhere herein.

     The following selected financial data of the Company for years prior to December 31, 2004 have been restated as if the contribution of SAAMCo and its related subsidiaries were effective as of the earliest period reported below. The following amounts include only the subsidiaries of SAAMCo as of December 31, 2004.

                                                                          YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------------------
                                                              2004       2003       2002       2001       2000
                                                            --------   --------   --------   --------   --------
                                                                               (IN THOUSANDS)
                                                                       RESTATED   RESTATED   RESTATED   RESTATED
Results of Operations
Revenues:
Fee income, net of reinsurance............................  $534,581   $427,091   $444,002   $481,945   $549,970
Investment income.........................................   363,594    402,923    387,355    370,198    398,168
Net realized investment losses............................   (23,807)   (30,354)   (65,811)   (59,784)   (15,177)
                                                            --------   --------   --------   --------   --------
  Total revenues..........................................   874,368    799,660    765,546    792,359    932,961
Benefits and Expenses:
Interest expense..........................................   222,749    240,213    238,129    244,614    264,493
Amortization of bonus interest............................    10,357     19,776     16,277     11,938      3,824
General and administrative expenses.......................   131,612    119,093    115,210     99,232    138,955
Amortization of deferred acquisition costs and other
  deferred expenses.......................................   157,650    160,106    222,484    208,378    154,183
Annual commissions........................................    64,323     55,661     58,389     58,278     56,473
Claims on universal life contracts, net of reinsurance
  recoveries..............................................    17,420     17,766     15,716     17,566     19,914
Guaranteed minimum death benefits, net of reinsurance
  recoveries..............................................    58,756     63,268     67,492     17,839        614
                                                            --------   --------   --------   --------   --------
  Total benefits & expenses...............................   662,867    675,883    733,697    657,845    638,456
                                                            --------   --------   --------   --------   --------
Pretax income before cumulative effect of accounting
  change..................................................   211,501    123,777     31,849    134,514    294,505
Income tax expense........................................     6,410     30,247        160     21,824     94,400
                                                            --------   --------   --------   --------   --------
Net income before cumulative effect of accounting
  change..................................................   205,091     93,530     31,689    112,690    200,105
                                                            --------   --------   --------   --------   --------
Cumulative effect of accounting change, net of tax........   (62,589)        --         --    (10,342)        --
                                                            --------   --------   --------   --------   --------
Net Income................................................  $142,502   $ 93,530   $ 31,689   $102,348   $200,105
                                                            ========   ========   ========   ========   ========

     In 2004, the Company adopted AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), which was recorded as a cumulative effect of accounting change. (See Note 2 of Notes to Consolidated Financial Statements).

     In 2001, the Company adopted EITF 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" and Statement of Financial Accounting Standard 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133), which were recorded as a cumulative effect of accounting change.

                                                                           DECEMBER 31,
                                                -------------------------------------------------------------------
                                                   2004          2003          2002          2001          2000
                                                -----------   -----------   -----------   -----------   -----------
                                                                          (IN THOUSANDS)
                                                               RESTATED      RESTATED      RESTATED      RESTATED
Financial Position
Investments and cash..........................  $ 7,125,986   $ 7,124,633   $ 7,248,324   $ 6,294,148   $ 5,249,827
Variable annuity assets held in separate
  accounts....................................   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Deferred acquisition costs and other deferred
  expenses....................................    1,606,870     1,505,328     1,436,802     1,419,498     1,286,456
Other assets..................................      150,708       162,970       309,221       258,446       177,468
                                                -----------   -----------   -----------   -----------   -----------
Total Assets..................................  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                ===========   ===========   ===========   ===========   ===========
Reserves for fixed annuity and fixed accounts
  of variable annuity contracts...............  $ 3,948,158   $ 4,274,329   $ 4,285,098   $ 3,498,917   $ 2,778,229
Reserves for universal life insurance
  contracts...................................    1,535,905     1,609,233     1,676,073     1,738,493     1,832,667
Reserves for guaranteed investment
  contracts...................................      215,331       218,032       359,561       483,861       610,672
Variable annuity liabilities related to
  separate accounts...........................   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Other payables and accrued liabilities........    1,172,594       794,031       831,138       839,032       268,201
Subordinated notes payable to affiliates......           --        40,960        40,960        47,960        55,119
Deferred income taxes.........................      257,532       242,556       341,935       211,242        81,989
Shareholder's equity..........................    1,754,044     1,613,790     1,459,582     1,152,587     1,086,874
                                                -----------   -----------   -----------   -----------   -----------
Total Liabilities and Shareholder's Equity....  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                ===========   ===========   ===========   ===========   ===========

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

     Management's discussion and analysis of financial condition and results of operations of AIG SunAmerica Life Assurance Company (the "Company") for the years ended December 31, 2004 ("2004"), 2003 ("2003") and 2002 ("2002") follows.
Certain prior period amounts have been reclassified to conform to the current period's presentation.

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.

     Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing, competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associated with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.

CRITICAL ACCOUNTING POLICIES

     The Company considers its most critical accounting policies those policies with respect to valuation of certain financial instruments, amortization of deferred acquisition costs ("DAC") and other deferred expenses and the reserve for guaranteed benefits. In the implementation of each of the aforementioned policies, management is required to exercise its judgment on both a quantitative and qualitative basis. Further explanation of how management exercises that judgment follows.

     Valuation of Certain Financial Instruments: Gross unrealized losses on debt and equity securities available for sale amounted to $27.1 million at December 31, 2004. In determining if and when a decline in fair value below amortized cost is other than temporary, the Company evaluates at each reporting period the market conditions, offering prices, trends of earnings, price multiples, and other key measures for investments in debt and equity securities. In particular, for debt securities, the Company assesses the probability that all amounts due are collectible according to the contractual terms of the obligation. When such a decline in value is deemed to be other than temporary, the Company recognizes an impairment loss in the current period operating results to the extent of the decline (See also discussion within "Capital Resources and Liquidity" herein).

     Securities in the Company's portfolio with a carrying value of approximately $813.0 million at December 31, 2004 do not have readily determinable market prices. For these securities, the Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale. The Company's ability to liquidate its positions in these securities will be impacted to a significant degree by the lack of an actively traded market, and the Company may not be able to dispose of these investments in a timely manner. Although the Company believes its estimates reasonably reflect the fair value of those securities, the key assumptions about the risk-free interest rates, risk premiums, performance of underlying collateral, if any, and other factors may not reflect those of an active market.

     Amortization of Deferred Acquisition Costs and Other Deferred Expenses:
Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. Such costs are deferred and amortized over the estimated lives of the annuity contracts. Approximately 81% of the amortization of DAC and other deferred expenses was attributed to policy acquisition costs deferred by the annuity operations and 19% was attributed to the distribution costs deferred by the asset management operations. For the annuity operations, the Company amortizes DAC and other deferred expenses based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, Fixed Options and universal life insurance contracts) supporting these obligations, costs of providing contract guarantees and the level of expenses necessary to administer the policies. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when current or estimates of future gross profits to be realized from its annuity contracts are revised as more fully described below. Substantially all of the DAC balance attributed to annuity operations at December 31, 2004 related to variable annuity contracts.

     DAC amortization on annuities is impacted by surrender rates, claims costs, and the actual and assumed future growth rate of the assets supporting the Company's obligations under annuity policies. With respect to Fixed Options, the growth rate depends on the yield on the general account assets supporting those annuity contracts. With respect to the variable options of the variable annuity contracts, the growth rate depends on the performance of the investment options available under the annuity contract and the allocation of assets among these various investment options.

     The assumption the Company uses for the long-term annual net growth rate of the separate account assets in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows it to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would be approximately 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate assumption (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

     For the asset management operations, the Company defers distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or a contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). These costs are amortized on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. The carrying value of the deferred asset is subject to continuous review based on projected Distribution Fee Revenue. Amortization of deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

     Reserve for Guaranteed Benefits: Pursuant to the adoption of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") which was adopted on January 1, 2004, the Company is required to recognize a liability for guaranteed minimum death benefits and other guaranteed benefits. In calculating the projected liability, five thousand stochastically generated investment performance scenarios were developed using the Company's best estimates. These assumptions included, among others, mean equity return and volatility, mortality rates and lapse rates. The estimation of cash flow and the determination of the assumptions used require judgment, which can, at times, be subjective.

     Several of the guaranteed benefits are sensitive to equity market conditions. The Company uses the purchase of reinsurance and capital market hedging strategies to mitigate the risk of paying benefits in excess of account values as a result of significant downturns in equity markets. Risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility. Reinsurance or hedges are secured when the cost is less than the risk reduction. The Company expects to use either additional reinsurance or capital market hedges for risk mitigation on an opportunistic basis. Despite the purchase of reinsurance or hedges, the reinsurance or hedge secured may be inadequate to completely offset the effects of changes in equity markets.

BUSINESS SEGMENTS

     Effective January 1, 2004, SunAmerica Life Insurance Company (the "Parent"), the parent of the Company, contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo"), which in turn has two wholly owned subsidiaries:
AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS"). This contribution increased the Company's shareholder's equity by approximately $150.7 million (see Note 1 of Notes to Consolidated Financial Statements). Effective January 1, 2004, the Company's earnings include the asset management operations of SAAMCo, SACS and SFS. Prior year results have been restated to account for this contribution as if it had occurred at the beginning of the earliest period presented.

     The Company has two business segments: annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts. The Company focuses primarily on the marketing of variable annuity products. The variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fee income on amounts invested in the variable account options and net investment spread on the Fixed Options.

     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, servicing as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

RESULTS OF OPERATIONS

     NET INCOME totaled $142.5 million in 2004, compared with $93.5 million in 2003 and $31.7 million in 2002.

     CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX reflected the adoption of SOP 03-1 on January 1, 2004. The Company recorded a loss of $62.6 million, net of tax, which is recognized in the consolidated statement of income and comprehensive income as a cumulative effect of accounting change for the year ended December 31, 2004.

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $211.5 million in 2004, compared with $123.8 million in 2003 and $31.8 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee and asset management fee income, partially offset by lower investment income and higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to reductions in net realized investment losses and amortization of DAC and other expenses.

     INCOME TAX EXPENSE totaled $6.4 million in 2004, $30.2 million in 2003 and $0.2 million in 2002 representing effective tax rates of 3%, 24% and 1%, respectively. The tax expense in 2004 included the benefit of $39.7 million resulting from the reduction of the prior year tax liability based on additional information becoming available. Excluding this benefit the effective tax rate is 22% in 2004. The unusually low effective tax rate for 2002 is due primarily to the lower relative pretax income without corresponding reductions in permanent tax differences. See Note 11 of the Notes to Consolidated Financial Statements for a reconciliation of income tax expense to the federal statutory rate.

ANNUITY OPERATIONS

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $176.9 million in 2004, compared with $98.7 million in 2003 and $27.7 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee income and lower amortization of deferred acquisition costs and other deferred expenses partially offset by higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to lower net realized investment losses and improved net investment income as customers allocated more dollars to the fixed rate portion of variable annuity contracts.

     NET INVESTMENT SPREAD, a non-GAAP measure, represents investment income less interest credited to Fixed-Rate Products is a key measurement used by the Company in evaluating the profitability of its annuity business. Investment income includes income earned on invested assets, as well as the mark-to-market on both purchased derivatives and embedded derivatives inherent in certain product guarantees. Accordingly, the Company presents an analysis of net investment spread because the Company has determined this measure to be useful and meaningful.

     In evaluating its investment yield and net investment spread, the Company calculates average invested assets using the amortized cost of bonds, notes and redeemable preferred stocks. This basis does not include unrealized gains and losses, which are reflected in the carrying value (i.e., fair value) of those investments pursuant to Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". In the calculation of average invested assets, the Company excludes collateral received from a securities lending program, which is offset by a securities lending payable in the same amount. The Company participates in a securities lending program with an affiliated agent, pursuant to which it lends its securities and primarily takes cash as collateral with respect to the securities lent. Participation in securities lending agreements provides additional net investment income for the Company, resulting from investment income earned on the collateral, less interest paid on the securities lending agreements and the related management fees paid to an affiliate to administer the program.

     An analysis of net investment spread and a reconciliation to pretax income before cumulative effect of accounting change is presented in the following table:

                                                                  YEARS ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2004        2003        2002
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Investment income...........................................  $ 362,631   $ 398,304   $ 377,556
Interest credited to fixed annuity contracts and Fixed
  Options...................................................   (140,889)   (153,636)   (142,973)
Interest credited to universal life insurance contracts.....    (73,745)    (76,415)    (80,021)
Interest credited to guaranteed investment contracts........     (6,034)     (7,534)    (11,267)
                                                              ---------   ---------   ---------
Net investment spread.......................................    141,963     160,719     143,295
Net realized investment losses..............................    (24,100)    (30,354)    (65,811)
Fee income, net of reinsurance..............................    429,259     344,908     358,983
Amortization of bonus interest..............................    (10,357)    (19,776)    (16,277)
General and administrative expenses.........................    (93,188)    (83,013)    (79,287)
Amortization of DAC and other deferred expenses.............   (126,142)   (137,130)   (171,583)
Annual commissions..........................................    (64,323)    (55,661)    (58,389)
Claims on UL contracts, net of reinsurance recoveries.......    (17,420)    (17,766)    (15,716)
Guaranteed benefits, net of reinsurance recoveries..........    (58,756)    (63,268)    (67,492)
                                                              ---------   ---------   ---------
Pretax income before cumulative effect of accounting
  change....................................................  $ 176,936   $  98,659   $  27,723
                                                              =========   =========   =========

     Net investment spread totaled $142.0 million in 2004, compared to $160.7 million in 2003 and $143.3 million in 2002. These amounts equal 2.28% on average invested assets (computed on a daily basis) of $6.22 billion in 2004, 2.37% on average invested assets of $6.66 billion in 2003 and 2.41% on average invested assets of $6.09 billion in 2002. The decrease in net investment spread in 2004 from 2003 reflected results from lower average invested assets as discussed below and reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2003 and 2004. The increase in net investment spread in 2003 from 2002 resulted from substantial growth in average invested assets and effective management of interest crediting rates to offset lower yields available on invested assets.

     The components of net investment spread were as follows:

                                                                     YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   -----------
                                                                      (DOLLARS IN THOUSANDS)
Net investment spread.......................................  $   141,963   $   160,719   $   143,295
Average invested assets.....................................    6,216,792     6,656,360     6,086,517
Average interest-bearing liabilities........................   (5,942,627)   (6,407,102)   (5,962,521)
Yield on average invested assets............................         5.83%         5.98%         6.20%
Rate paid on average interest-bearing liabilities...........         3.71          3.71          3.93
                                                              -----------   -----------   -----------
Difference between yield and interest rate paid.............         2.12%         2.27%         2.27%
                                                              ===========   ===========   ===========
Net investment spread as a percentage of average invested
  assets....................................................         2.28%         2.41%         2.35%
                                                              ===========   ===========   ===========

     The decline in average invested assets resulted primarily from net exchanges from Fixed Options into the separate accounts of variable annuity contracts, partially offset by new deposits of Fixed Options. Deposits of Fixed Options and renewal deposits on its universal life insurance contracts totaled $1.41 billion 2004, $1.58 billion in 2003 and $1.78 billion in 2002, and are primarily deposits for the Fixed Options. Deposits of Fixed Options represent 24% in 2004, 27% in 2003 and 34% in 2002, of the related reserve balances at the beginning of the respective periods.

     Net investment spread includes the effect of income earned or interest paid on the difference between average invested assets and average interest-bearing liabilities. Average invested assets exceeded average interest-bearing liabilities by $274.2 million in 2004, compared with $249.3 million in 2003 and $124.0 million in 2002. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities was 2.12% in 2004 and 2.27% in 2003 and 2.27% in 2002.

     Investment income (and the related yields on average invested assets) totaled $362.6 million (5.83%) in 2004, compared with $398.3 million (5.98%) in 2003 and $377.6 million (6.20%) in 2002. The decrease in the investment yield primarily reflects the reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2002, 2003 and 2004, as well as a $4.3 million reduction in income from the mark to market of the S&P 500 put options and the guaranteed minimum account value and guaranteed minimum withdrawal benefit embedded derivatives in 2004. Excluding the impact of the put options and embedded derivatives, investment income would have been $361.6 million (5.82%) and $393.0 million (5.90%) in 2004 and 2003, respectively. Expenses incurred to manage the investment portfolio amounted to $2.5 million in 2004, $2.3 million in 2003 and $2.4 million in 2002. These expenses are included as a reduction of investment income in the consolidated statement of income and comprehensive income.

     Interest expense (and the related rate paid on average interest-bearing liabilities) totaled $220.7 million (3.71%) in 2004, $237.6 million (3.71%) in 2003 and $234.3 million (3.93%) in 2002. Interest-bearing liabilities averaged $5.94 billion during 2004, $6.41 billion during 2003 and $5.96 billion during 2002.

     NET REALIZED INVESTMENT LOSSES totaled $24.1 million in 2004, $30.4 million in 2003 and $65.8 million in 2002 and include impairment writedowns of $21.1 million, $54.1 million and $57.3 million, respectively. Thus, net realized losses from sales and redemptions of investments totaled $3.0 million in 2004, compared with net realized gains of $23.7 million in 2003 and net realized losses of $8.5 million in 2002.

     The Company sold or redeemed invested assets, principally bonds and notes, aggregating $1.97 billion in 2004, $2.21 billion in 2003 and $1.60 billion in 2002. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales and redemptions of investments fluctuate from period to period, and represent 0.05%, 0.36% and 0.14% of average invested assets for 2004, 2003 and 2002, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.

     Impairment writedowns include $21.1 million, $54.1 million and $57.3 million of provisions principally applied to bonds in 2004, 2003 and 2002, respectively. Impairment writedowns represent 0.34%, 0.81% and 0.96% of average invested assets in the respective periods. For the five years ended December 31, 2004, impairment writedowns as a percentage of average invested assets have ranged from 0.34% to 1.27% and have averaged 0.75%. Such writedowns are based upon estimates of the fair value of invested assets and recorded when declines in the value of such assets are considered to be other than temporary. Actual realization will be dependent upon future events.

     VARIABLE ANNUITY POLICY FEES, NET OF REINSURANCE are generally based on the market value of assets in the separate accounts supporting variable annuity contracts. Such fees totaled $369.1 million in 2004, $281.4 million in 2003 and $286.9 million in 2002 and are net of reinsurance premiums of $28.6 million, $30.8 million and $22.5 million, respectively. The increased fees in 2004 compared to 2003 primarily reflect the improved equity market conditions in 2004 and the latter part of 2003, and the resulting favorable impact on market values of the assets in the separate accounts. The decreased fees in 2003 as compared to 2002 reflected increased reinsurance premiums. Variable annuity policy fees represent 1.8%, 1.7% and 1.7% of average variable annuity assets in 2004, 2003 and 2002, respectively. Variable annuity assets averaged $20.41 billion, $16.32 billion and $16.45 billion during the respective periods. Variable annuity deposits, which exclude deposits allocated to the Fixed Options, totaled $2.65 billion in 2004, $1.73 billion in 2003 and $1.18 billion in 2002. These amounts represent 14%, 12% and 6% of variable annuity reserves at the beginning of the respective periods. The increase in variable annuity deposits in 2004 and 2003 reflected increased demand for variable annuity products due to the improved equity market conditions in 2004 and the latter part of 2003. Transfers from the Fixed Options to the separate accounts are not classified as variable annuity deposits. Accordingly, changes in variable annuity deposits are not necessarily indicative of the ultimate allocation by customers among fixed and variable account options of the Company's variable annuity products.

     Sales of variable annuity products (which include deposits allocated to the Fixed Options) ("Variable Annuity Product Sales") amounted to $4.01 billion, $3.27 billion and $2.92 billion in 2004, 2003 and 2002, respectively. Such sales primarily reflect those of the Company's Polaris and Seasons families of variable annuity products. The Company's variable annuity products are primarily multi-manager variable annuities that offer investors a choice of several variable funds as well as up to seven fixed funds, depending on the product. The increase in Variable Annuity Product Sales in 2004 and 2003 reflects the generally improved equity market conditions in 2004 and the latter part of 2003.

     The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, federal initiatives are proposed that could affect the taxation of annuities (see "Regulation").

     With respect to all reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. Due to the high credit ratings and periodic monitoring of these ratings of the reinsurers, such risks are considered to be minimal.

     UNIVERSAL LIFE INSURANCE POLICY FEES, NET OF REINSURANCE amounted to $33.9 million in 2004, $35.8 million in 2003 and $36.3 million in 2002 and are net of reinsurance premiums of $34.3 million, $33.7 million and $34.1 million, respectively. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. The administrative fees are assessed based on the number of policies in force as of the end of each month. The Company acquired its universal life insurance contracts as part of the acquisition of business from MBL Life Assurance Corporation on December 31, 1998 and does not actively market such contracts. Such fees represent 2.20%, 2.23% and 2.17% of average reserves for universal life insurance contracts in the respective periods.

     SURRENDER CHARGES on variable annuity and universal life insurance contracts totaled $26.2 million in 2004, $27.7 million in 2003 and $32.5 million in 2002. Surrender charge periods range from zero to nine years from the date a deposit is received. Surrender charges generally are assessed on withdrawals at declining rates.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $93.2 million in 2004, $83.0 million in 2003 and $79.3 million in 2002. The increase in 2004 results from higher information technology costs and payroll related expenses resulting from the servicing of a larger block of annuity contracts. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.

     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES totaled $126.1 million in 2004, compared with $137.1 million in 2003 and $171.6 million in 2002. DAC amortization in 2003 reflected a declining market which led to higher DAC amortization (i.e. impairments on specific products) during the first nine months of 2003 and is partially offset by an $18.0 million DAC unlocking. The higher amortization in 2002 was primarily related to lower estimates of future gross profits on variable annuity contracts compared to the prior years in light of the downturn in the equity markets in 2002, and additional variable annuity product sales over the last twelve months and the subsequent amortization of related deferred commissions and other direct selling costs.

     ANNUAL COMMISSIONS totaled $64.3 million in 2004, compared with $55.7 million in 2003 and $58.4 million in 2002. Annual commissions generally represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. The vast majority of the Company's average balances of its variable annuity products are currently subject to such annual commissions.

     CLAIMS ON UNIVERSAL LIFE CONTRACTS, NET OF REINSURANCE RECOVERIES totaled $17.4 million in 2004, compared with $17.8 million in 2003 and $15.7 million in 2002 (net of reinsurance recoveries of $34.2 million in 2004, $34.0 million in 2003 and $29.2 million in 2002). The change in such claims resulted principally from changes in mortality experience and the reinsurance recoveries there on.

     GUARANTEED BENEFITS, NET OF REINSURANCE RECOVERIES on variable annuity contracts totaled $58.8 million in 2004, compared with $63.3 million in 2003 and $67.5 million in 2002 and are net of reinsurance recoveries of $2.7 million, $8.0 million and $8.4 million, respectively. These guaranteed benefits consist primarily of guaranteed minimum death benefits as well as immaterial amounts of earnings enhancement benefits and guaranteed minimum income benefits. These guarantees are described in more detail in the following paragraphs. The decrease during 2004 reflects the generally improved equity market conditions in 2004 and the latter part of 2003. Downturns in the equity markets could increase these expenses.

     Guaranteed minimum death benefits ("GMDB") are issued on a majority of the Company's variable annuity products. GMDB provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of
(1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by the contract holder. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. On January 1, 2004, the Company recorded a liability for guaranteed benefits including GMDB (see Note 2 of Notes to Consolidated Financial Statements) pursuant to adoption of a new accounting standard, SOP 03-1.

     Earnings enhancement benefit ("EEB") is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     Guaranteed minimum income benefit ("GMIB") is a feature the Company offers on certain variable annuity products. This feature provides a minimum fixed annuity payment guarantee for those contract holders who choose to receive fixed lifetime annuity payments after a seven, nine, or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The Company has eliminated offering a GMIB feature that guarantees a return in excess of the amount to be annuitized in order to mitigate its exposure.

     Guaranteed minimum account value ("GMAV") is a feature the Company offers on certain variable annuity products in the third quarter of 2002. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMAV benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

     Guaranteed minimum withdrawal benefit ("GMWB") is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period, as elected by the contract holder at the time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMWB benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

     Management expects substantially all of the Company's near-term exposure to guaranteed benefits will relate to GMDB and EEB. As sales of products with other guaranteed benefits increase, the Company expects these other guarantees to have an increasing impact on operating results, under current hedging strategies.

ASSET MANAGEMENT OPERATIONS

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $34.6 million in 2004, compared to $25.1 million in 2003 and $4.1 million in 2002. The increases in 2004 from 2003 resulted from the impact of higher average asset base and higher margin on account servicing fees, partially offset by increased amortization of DAC and other deferred expenses. The increase in 2003 from 2002 resulted from decreased amortization of DAC and other deferred expenses.

     ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed by SAAMCo in its mutual funds and certain variable annuity portfolios. Such fees totaled $89.6 million on average assets managed of $9.65 billion in 2004, $66.7 million on average assets managed of $8.15 billion in 2003 and $66.4 million on average assets managed of $7.64 billion in 2002. The increase in asset management fees is primarily the result of a higher average asset base and higher margin on account servicing fees. Mutual fund sales, excluding sales of money market accounts and private accounts, totaled $2.14 billion in 2004, compared to $2.23 billion in 2003 and $1.67 billion in 2002. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $1.56 billion in 2004, $1.55 billion in 2003 and $1.55 billion in 2002, which represent 20%, 25% and 25%, respectively, of average related mutual fund assets. The 4% decrease in mutual fund sales in 2004 compared to 2003 primarily reflects generally difficult equity market conditions in the second and third quarters of 2004. The increase in sales in 2003 principally reflects increasing demand for equity products, due to generally improved equity market conditions in the latter part of 2003.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $38.4 million in 2004, $36.1 million in 2003 and $35.9 million in 2002. General and administrative expenses increased in 2004 due primarily to higher employee-related costs.

     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES includes amortization of distribution costs that totaled $31.5 million in 2004, compared with $23.0 million in 2003 and $35.9 million in 2002. The increased amortization in 2004 was primarily due to additional mutual fund sales and amortization of the deferred commissions thereon. In 2002, amortization of deferred acquisition costs and other deferred expenses included additional amortization of $24.2 million, resulting from certain distribution costs whose carrying value exceeded projected revenue.

CAPITAL RESOURCES AND LIQUIDITY

     SHAREHOLDER'S EQUITY increased to $1.75 billion at December 31, 2004 from $1.61 billion at December 31, 2003 due to $142.5 million of net income and $49.1 million of capital contribution from Parent partially offset by a $49.1 million tax effect on a distribution of investment and a $2.5 million dividend to the Parent.

     INVESTMENTS AND CASH at December 31, 2004 totaled $7.13 billion, compared with $7.14 billion at December 31, 2003. The Company's invested assets are managed by an affiliate. The following table summarizes the Company's portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") and other investments and cash at December 31, 2004 and 2003:

                                                                 DECEMBER 31, 2004         DECEMBER 31, 2003
                                                              -----------------------   -----------------------
                                                                 FAIR      PERCENT OF      FAIR      PERCENT OF
                                                                VALUE      PORTFOLIO      VALUE      PORTFOLIO
                                                              ----------   ----------   ----------   ----------
BOND PORTFOLIO:                                                    (IN THOUSANDS, EXCEPT FOR PERCENTAGES)
U.S. government securities..................................  $   30,300       0.4%     $   24,292       0.3%
Mortgage-backed securities..................................     956,567      13.4       1,191,817      16.7
Securities of public utilities..............................     332,038       4.7         365,150       5.1
Corporate bonds and notes...................................   2,902,829      40.8       2,697,142      37.9
Redeemable preferred stocks.................................      21,550       0.3          22,175       0.3
Other debt securities.......................................     917,743      12.9       1,205,224      16.9
                                                              ----------     -----      ----------     -----
Total Bond Portfolio........................................   5,161,027      72.5       5,505,800      77.2
Mortgage loans..............................................     624,179       8.7         716,846      10.1
Common stocks...............................................       4,902       0.1             727       0.0
Cash and short-term investments.............................     201,117       2.8         133,105       1.9
Securities lending collateral...............................     883,792      12.4         514,145       7.2
Other invested assets.......................................     250,969       3.5         254,010       3.6
                                                              ----------     -----      ----------     -----
Total investments and cash..................................  $7,125,986     100.0%     $7,124,633     100.0%
                                                              ==========     =====      ==========     =====

     The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of the Bond Portfolio is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.

     THE BOND PORTFOLIO, which constituted 72% of the Company's total investment portfolio at December 31, 2004, had an aggregate fair value that was $153.2 million greater than its amortized cost at December 31, 2004, compared with $154.6 million at December 31, 2003.

     At December 31, 2004, the Bond Portfolio had an aggregate fair value of $5.16 billion and an aggregate amortized cost of $5.01 billion. At December 31, 2004, the Bond Portfolio (excluding $21.6 million of redeemable preferred stocks) included $4.50 billion of bonds rated by Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's") or Fitch ("Fitch") and $638.1 million of bonds rated by the National Association of Insurance Commissioners ("NAIC") or the Company pursuant to statutory ratings guidelines established by the NAIC. At December 31, 2004, approximately $4.75 billion of the Bond Portfolio was investment grade, including $986.8 million of mortgage-backed securities ("MBS") and U.S. government/agency securities.

     At December 31, 2004, the Bond Portfolio included $386.4 million of bonds that were not investment grade. These non-investment-grade bonds accounted for approximately 1% of the Company's total assets and approximately 5% of its invested assets. Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. An economic downturn could produce higher than average issuer defaults on the non-investment-grade securities, which could cause the Company's investment returns and net income to decline. At December 31, 2004, the Company's non-investment-grade bond portfolio consisted of 171 issues with no single issuer representing more than 10% of the total non-investment-grade portfolio. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial services and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

     The table below summarizes the Company's rated bonds by rating classification as of December 31, 2004.

                      RATED BONDS BY RATING CLASSIFICATION

             ISSUES RATED BY                          ISSUES NOT RATED BY
            S&P/MOODY'S/FITCH                 S&P/MOODY'S/FITCH, BY NAIC CATEGORY                      TOTAL
------------------------------------------   -------------------------------------   ------------------------------------------
S&P/MOODY'S/FITCH  AMORTIZED    ESTIMATED        NAIC       AMORTIZED   ESTIMATED    AMORTIZED    ESTIMATED    PERCENT OF TOTAL
   CATEGORY(1)        COST      FAIR VALUE   CATEGORY(2)      COST      FAIR VALUE      COST      FAIR VALUE   INVESTED ASSETS
-----------------  ----------   ----------   ------------   ---------   ----------   ----------   ----------   ----------------
                                                    (DOLLARS IN THOUSANDS)
AAA+ to A-
(Aaa to A3)
[AAA to A-]        $2,888,647   $2,964,803        1         $266,034     $270,334    $3,154,681   $3,235,137        45.40%

BBB+ to BBB-
(Baa to Baa3)
[BBB+ to BBB-]      1,203,109    1,233,692        2          276,973      284,221     1,480,082    1,517,913        21.30%

BB+ to BB-
(Bal to Ba3)
[BB+ to BB-]          133,070      138,091        3           36,371       36,462       169,441      174,553         2.45%

B+ to B-
(Bl to B3)
[B+ to B-]            129,347      140,699        4           11,600       11,524       140,947      152,223         2.14%

CCC+ to CCC-
(Caal to Caa3)
[CCC+ to CCC-]         18,954       19,353        5            7,305        6,695        26,259       26,048         0.37%

CC to D
(Ca to C)
[CC to D]               1,842        4,722        6           14,476       28,880        16,318       33,602         0.47%
                   ----------   ----------                  --------     --------    ----------   ----------
TOTAL RATED
ISSUES             $4,374,969   $4,501,360                  $612,759     $638,116    $4,987,728   $5,139,476
                   ==========   ==========                  ========     ========    ==========   ==========

Footnotes to the table of Rated Bonds by Rating Classification

(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's and Fitch ratings if rated by multiple agencies.

(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for non-defaulted bonds plus one category 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $131.5 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.

     The valuation of invested assets involves obtaining a fair value for each security. The source for the fair value is generally from market exchanges, with the exception of non-traded securities.

     Another aspect of valuation pertains to impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. In general, a security is considered a candidate for impairment if it meets any of the following criteria:

     - Trading at a significant discount to par, amortized cost (if lower) or cost for an extended period of time;

     - The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

     - In the opinion of the Company's management, it is unlikely the Company will realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Once a security has been identified as potentially impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price.

     The Company has the ability to hold any security to its stated maturity. Therefore, the decision to sell reflects the judgment of the Company's management that the security sold is unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflects management's judgment that the risk-discounted anticipated ultimate recovery is less than the value achieved on sale.

     As a result of these policies, the Company recorded pretax impairment writedowns of $21.1 million, $54.1 million and $57.3 million in 2004, 2003 and 2002, respectively. No individual impairment loss, net of DAC and taxes, during the year exceeded 10% of the Company's net income for the year ended December 31, 2004.

     Excluding the impairments noted above, the changes in fair value for the Company's Bond Portfolio, which constitutes the vast majority of the Company's investments, were recorded as a component of other comprehensive income in shareholder's equity as unrealized gains or losses.

     At December 31, 2004, the fair value of the Company's Bond Portfolio aggregated $5.16 billion. Of this aggregate fair value, approximately 0.03% represented securities trading at or below 75% of amortized cost. The impact of unrealized losses on net income will be further mitigated upon realization, because realization will result in current decreases in the amortization of DAC and decreases in income taxes.

     At December 31, 2004, approximately $3.91 billion, at amortized cost, of the Bond Portfolio had a fair value of $4.09 billion resulting in an aggregate unrealized gain of $180.3 million. At December 31, 2004, approximately $1.10 billion, at amortized cost, of the Bond Portfolio had a fair value of $1.07 billion resulting in an aggregate unrealized loss of $27.1 million. No single issuer accounted for more than 10% of unrealized losses. Approximately 36%, 15% and 11% of unrealized losses were from the financial services, transportation and noncyclical consumer products industries, respectively. No other industry accounted for more than 10% of unrealized losses.

     The amortized cost of the Bond Portfolio in an unrealized loss position at December 31, 2004, by contractual maturity, is shown below.

                                                              AMORTIZED COST
                                                              --------------
                                                              (IN THOUSANDS)
Due in one year or less.....................................    $   46,250
Due after one year through five years.......................       422,237
Due after five years through ten years......................       389,073
Due after ten years.........................................       243,973
                                                                ----------
Total.......................................................    $1,101,533
                                                                ==========

     The aging of the Bond Portfolio in an unrealized loss position at December 31, 2004 is shown below:

                          LESS THAN OR EQUAL TO 20%         GREATER THAN 20% TO 50%              GREATER THAN 50%
                              OF AMORTIZED COST                OF AMORTIZED COST                OF AMORTIZED COST
                       -------------------------------   ------------------------------   ------------------------------
                       AMORTIZED    UNREALIZED           AMORTIZED   UNREALIZED           AMORTIZED   UNREALIZED
MONTHS                    COST         LOSS      ITEMS     COST         LOSS      ITEMS     COST         LOSS      ITEMS
------                 ----------   ----------   -----   ---------   ----------   -----   ---------   ----------   -----
                                                            (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73     $    --     $    --       --      $ --        $  --        --
  7-12                    387,123      (6,808)     57          --          --       --        --           --        --
  >12                     171,695      (7,108)     22      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,014,636    $(18,044)    152     $17,477     $(4,046)       3      $ --        $  --        --
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Below Investment
  Grade Bonds
  0-6                  $   28,496    $ (1,806)     13     $    --     $    --       --      $452        $(292)        3
  7-12                      8,773        (489)      8          --          --       --        --           --        --
  >12                      31,699      (2,467)     11          --          --       --        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $   68,968    $ (4,762)     32     $    --     $    --       --      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Total Bonds
  0-6                  $  484,314    $ (5,934)     86     $    --     $    --       --      $452        $(292)        3
  7-12                    395,896      (7,297)     65          --          --       --        --           --        --
  >12                     203,394      (9,575)     33      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,083,604    $(22,806)    184     $17,477     $(4,046)       3      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====


                                    TOTAL
                       -------------------------------
                       AMORTIZED    UNREALIZED
MONTHS                    COST         LOSS      ITEMS
------                 ----------   ----------   -----
                           (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73
  7-12                    387,123      (6,808)     57
  >12                     189,172     (11,154)     25
                       ----------    --------     ---
  Total                $1,032,113    $(22,090)    155
                       ==========    ========     ===
Below Investment
  Grade Bonds
  0-6                  $   28,948    $ (2,098)     16
  7-12                      8,773        (489)      8
  >12                      31,699      (2,467)     11
                       ----------    --------     ---
  Total                $   69,420    $ (5,054)     35
                       ==========    ========     ===
Total Bonds
  0-6                  $  484,766    $ (6,226)     89
  7-12                    395,896      (7,297)     65
  >12                     220,871     (13,621)     36
                       ----------    --------     ---
  Total                $1,101,533    $(27,144)    190
                       ==========    ========     ===

     In 2004, the pretax realized losses incurred with respect to the sale of fixed-rate securities in the Bond Portfolio was $12.6 million. The aggregate fair value of securities sold was $140.3 million, which was approximately 92% of amortized cost. The average period of time that securities sold at a loss during 2004 were trading continuously at a price below amortized cost was approximately 21 months.

     The valuation for the Company's Bond Portfolio comes from market exchanges or dealer quotations, with the exception of non-traded securities. The Company considers non-traded securities to mean certain fixed income investments and certain structured securities. The aggregate fair value of these securities at December 31, 2004 was approximately $813.0 million. The Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale.

     For certain structured securities, the carrying value is based on an estimate of the security's future cash flows pursuant to the requirements of Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The change in carrying value is recognized in income.

     Each of these investment categories is regularly tested to determine if impairment in value exists. Various valuation techniques are used with respect to each category in this determination.

     Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $277.2 million at December 31, 2004. Secured Loans are senior to subordinated debt and equity and are secured by assets of the issuer. At December 31, 2004, Secured Loans consisted of $190.1 million of privately traded securities and $87.1 million of publicly traded securities. These Secured Loans are composed of loans to 59 borrowers spanning 10 industries, with 26%, 18%, 15%, 12% and 11% from the utilities, telecommunications, transportation, noncyclical consumer products and cyclical consumer products industries, respectively. No other industry constituted more than 10% of these assets.

     While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans.

     MORTGAGE LOANS aggregated $624.2 million at December 31, 2004 and consisted of 100 commercial first mortgage loans with an average loan balance of approximately $6.2 million, collateralized by properties located in 30 states. Approximately 32% of this portfolio was office, 17% was manufactured housing, 17% was multifamily residential, 11% was industrial, 11% was hotels, and 12% was other types. At December 31, 2004, approximately 27%, 11% and 10% of this portfolio were secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of this portfolio was secured by properties located in any other single state. At December 31, 2004, 13 mortgage loans have an outstanding balance of $10 million or more, which collectively aggregated approximately 45% of this portfolio. At December 31, 2004, approximately 42% of the mortgage loan portfolio consisted of loans with balloon payments due before January 1, 2008. During 2004 and 2003, loans delinquent by more than 90 days, foreclosed loans and structured loans have not been significant in relation to the total mortgage loan portfolio.

     Substantially all of the mortgage loan portfolio has been originated by the Company under its underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

     SECURITIES LENDING COLLATERAL totaled $883.8 million at December 31, 2004, compared to $514.1 million at December 31, 2003, and consisted of cash collateral invested in highly rated short-term securities received in connection with the Company's securities lending program. The increase in securities lending collateral in 2004 results from increased demand for securities in the Company's portfolio. Although the cash collateral is currently invested in highly rated short-term securities, the applicable collateral agreements permit the cash collateral to be invested in highly liquid short and long-term investment portfolios. At least 75% of the portfolio's short-term investments must have external issue ratings of A-1/P-1, one of the highest ratings for short-term credit quality. Long-term investments include corporate notes with maturities of five years or less and a credit rating by at least two nationally recognized statistical rating organizations ("NRSRO"), with no less than a S&P rating of A or equivalent by any other NRSRO.

     ASSET-LIABILITY MATCHING is utilized by the Company in an effort to minimize the risks of interest rate fluctuations and disintermediation (i.e. the risk of being forced to sell investments during unfavorable market conditions). The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's Fixed-Rate Products incorporate incentives, surrender charges and/or other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had surrender penalties or other restrictions at December 31, 2004.

     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its Fixed-Rate Products and conducting its investment operations to closely match the duration and cash flows of the fixed-rate assets to that of its fixed-rate liabilities. The fixed-rate assets in the Company's asset-liability modeling include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; policy loans; and investments in limited partnerships that invest primarily in fixed-rate securities. At December 31, 2004, these assets had an aggregate fair value of $6.17 billion with an option-adjusted duration of 3.2 years. The Company's fixed-rate liabilities include Fixed Options, as well as universal life insurance, fixed annuity and GIC contracts. At December 31, 2004, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $5.54 billion with an option-adjusted duration of 3.6 years. The Company's potential exposure due to a relative 10% decrease in prevailing interest rates from its December 31, 2004 levels is a loss of approximately $0.3 million, representing an increase in fair value of its fixed-rate liabilities that is not offset by an increase in fair value of its fixed-rate assets. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.

     Option-adjusted duration is a common measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5.0 years is expected to decrease in value by approximately 5%. The Company estimates the option-adjusted duration of its assets and liabilities using a number of different interest rate scenarios, assuming continuation of existing investment and interest crediting strategies, including maintaining an appropriate level of liquidity. Actual company and contract owner behaviors may be different than was assumed in the estimate of option-adjusted duration and these differences may be material.

     A significant portion of the Company's fixed annuity contracts (including the Fixed Options) has reached or is near the minimum contractual guaranteed rate (generally 3%). Continual declines in interest rates could cause the spread between the yield on the portfolio and the interest rate credited to policyholders to deteriorate.

     The Company has had the ability, limited by minimum interest rate guarantees, to respond to the generally declining interest rate environment in the last five years by lowering crediting rates in response to lower investment returns. See the earlier discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" for additional information on the calculation of investment yield and net investment spread used by the Company's management as a key component in evaluating the profitability of its annuity business. The trends experienced during 2004, 2003 and 2002 in the Company's yield on average invested assets and rate of interest credited on average interest-bearing liabilities, compared to the market trend in long-term interest rates as illustrated by the average ten-year U.S. Treasury bond rate, are presented in the following table:

                                                              2004   2003   2002
                                                              ----   ----   ----
AVERAGE 10-YEAR U.S. TREASURY BOND RATE:....................  4.26%  4.01%  4.61%
AIG SunAmerica Life Assurance Company:
  Average yield on Bond Portfolio...........................  5.66   5.75   6.23
  Rate paid on average interest-bearing liabilities.........  3.71   3.71   3.93

     Since the Company's investing strategy is to hold fixed-rate assets for long-term investment, the Company's average yield tends to trail movements in the average U.S. treasury yield. For further discussion on average yield on the bond portfolio and the rate paid on average interest-bearing liabilities, see discussion on "Investment Spread."

     As a component of its asset-liability management strategy, the Company may utilize interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

     The Company seeks to enhance its spread income with dollar roll repurchase agreements ("Dollar Roll Repos"). Dollar Roll Repos involve a sale of MBS by the Company and an agreement to repurchase substantially similar MBS at a later date at an agreed upon price. No Dollar Roll Repos were outstanding at December 31, 2004. The Company also seeks to provide liquidity by investing in MBS. MBS are generally investment-grade securities collateralized by large pools of mortgage loans. MBS generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.

     There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Dollar Roll Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Dollar Roll Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements are intended to hedge variable-rate assets or liabilities. The primary risk associated with MBS is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase such a security, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once such a security is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

     INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In conducting these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.

     The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days. Impairment losses on securitized assets are recognized if the fair value of the security is less than its book value, and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date.

     DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $40.1 million of bonds at December 31, 2004, and constituted approximately 0.6% of total invested assets. At December 31, 2003, defaulted investments totaled $49.6 million of bonds, which constituted approximately 0.7% of total invested assets.

     SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, reverse repurchase agreement capacity on invested assets and, if required, proceeds from invested asset sales. The Company's liquidity is primarily derived from operating cash flows from annuity operations. At December 31, 2004, approximately $4.09 billion of the Bond Portfolio had an aggregate unrealized gain of $180.3 million, while approximately $1.07 billion of the Bond Portfolio had an aggregate unrealized loss of $27.1 million. In addition, the Company's investment portfolio currently provides approximately $44.0 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity products have been more than sufficient in amount to satisfy the Company's liquidity needs.

     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing Fixed-Rate Products to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Dollar Roll Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

     In a declining interest rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its Fixed-Rate Products. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

     If a substantial portion of the Company's Bond Portfolio diminished significantly in value and/or defaulted, the Company would need to liquidate other portions of its investment portfolio and/or arrange financing. Such events that may cause such a liquidity strain could be the result of economic collapse or terrorist acts.

     Management believes that the Company's liquid assets and its net cash provided by operations will enable the Company to meet any foreseeable cash requirements for at least the next twelve months.

GUARANTEES AND OTHER COMMITMENTS

     The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195.4 million. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent, under which the Parent will share in $62.6 million of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service examined the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

     At December 31, 2004, the Company held reserves for GICs with maturity dates as follows: $186.5 million in 2005 and $28.8 million in 2024.

RECENTLY ISSUED ACCOUNTING STANDARDS

     In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." (For further discussion see Note 2 of Notes to Consolidated Financial Statements.)

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

QUANTITATIVE AND QUALITATIVE DISCLOSURES

     The quantitative and qualitative disclosures about market risk are contained in the Asset-Liability Matching section of Management's Discussion and Analysis of Financial Condition and Results of Operations.

DIRECTORS AND OFFICERS

     Directors are elected for one year terms at the annual meeting of the shareholder. They receive no additional compensation for serving as directors. The board of directors elects executive officers to one year terms subject to removal at the board's discretion. The directors and principal officers of AIG SunAmerica Life Assurance Company (the "Company") as of March 31, 2005 are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

                                                      YEAR
                                                    ASSUMED    OTHER POSITIONS AND OTHER BUSINESS EXPERIENCE             DIRECTOR
NAME                       AGE   PRESENT POSITION   POSITION              WITHIN LAST FIVE YEARS               FROM-TO    SINCE
----                       ---   -----------------  --------   ---------------------------------------------  ---------  --------
Jay S. Wintrob*..........  48    Chairman and         2001     Chief Executive Officer, AIGRS, SunAmerica     2001-        1990
                                 Chief Executive               Life Insurance Company ("SALIC") and First     2001-
                                 Officer                       SunAmerica Life Insurance Company ("FSA")
                                                               President, FSA                                 2001-
                                                               President, AIGRS                               2000-
                                                               Chief Operating Officer, AIGRS                 1998-2000
                                                               Vice Chairman, AIGRS (Joined AIGRS in 1987)    1995-2000
James R. Belardi*........  48    Senior Vice          1994     President, SALIC                               2002-        1990
                                 President                     Executive Vice President, AIGRS (Joined AIGRS  1995-
                                                               in 1986)
Marc H. Gamsin*..........  49    Senior Vice          1999     Executive Vice President, AIGRS                2001-        2000
                                 President                     Senior Vice President, SALIC and FSA           1999-
                                                               Executive Vice President SunAmerica            1998-
                                                               Investments, Inc.
N. Scott Gillis*.........  51    Senior Vice          2003     Chief Financial Officer, AIGRS, SALIC and FSA  2003-        2000
                                 President and                 Senior Vice President, AIGRS                   2002-
                                 Chief Financial               Controller, AIGRS                              2000-
                                 Officer                       Vice President, AIGRS (Joined AIGRS in 1985)   1998-2002
Jana W. Greer*...........  53    President            2002     Executive Vice President, AIGRS                2001-        1993
                                                               President, SunAmerica Retirement Markets,      1996-
                                                               Inc.                                           1994-
                                                               Senior Vice President, SALIC and FSA           1992-2000
                                                               Senior Vice President, AIGRS (Joined AIGRS in
                                                               1974)
Michael J. Akers.........  55    Senior Vice          2003     Chief Actuary, AIGRS                           2003-          --
                                 President                     Senior Vice President, SALIC and FSA           2003-
                                                               Senior Vice President, AIGRS                   2002-
                                                               Senior Vice President and Chief Actuary, The   1999-2002
                                                               Variable Annuity Life Insurance Company
Christine A. Nixon.......  40    Senior Vice          2003     Senior Vice President, General Counsel and     2003-          --
                                 President,                    Secretary, SALIC and FSA
                                 General Counsel               Chief Compliance Officer, AIGRS                2003
                                 and Secretary                 Secretary and Deputy Chief Legal Counsel,      2002-
                                                               AIGRS                                          2000-
                                                               Vice President, AIGRS (Joined AIGRS in 1993)   1997-2000
                                                               Associate General Counsel, AIGRS
Gregory M. Outcalt.......  42    Senior Vice          2000     Vice President, SunAmerica Investments, Inc.   2002-          --
                                 President                     Senior Vice President, SALIC and FSA (Joined   2000-
                                                               AIGRS in 1986)
Stewart Polakov..........  45    Senior Vice          2003     Senior Vice President and Controller, FSA and  2003-          --
                                 President and                 SALIC
                                 Controller                    Vice President, SALIC and FSA (Joined AIGRS    1997-2003
                                                               in 1991)

                                                      YEAR
                                                    ASSUMED    OTHER POSITIONS AND OTHER BUSINESS EXPERIENCE             DIRECTOR
NAME                       AGE   PRESENT POSITION   POSITION              WITHIN LAST FIVE YEARS               FROM-TO    SINCE
----                       ---   -----------------  --------   ---------------------------------------------  ---------  --------
Edwin R. Raquel..........  47    Senior Vice          1995     Senior Vice President and Chief Actuary,       1995-          --
                                 President and                 SALIC and FSA (Joined AIGRS in 1990)
                                 Chief Actuary
Mallary L. Reznik........  36    Vice President       2005     Vice President, FSA                            2005-          --
                                                               Associate General Counsel, AIGRS               1998-
Stephen J. Stone.........  46    Vice President       2005     Vice President, FSA                            2005-          --
                                                               Senior Portfolio Manager, Allstate Insurance   1989-2004
                                                               Company
Edward T. Texeria........  40    Vice President       2003     Vice President, SALIC and FSA                  2003-          --
                                                               Assistant Controller, AIGRS                    2003-
                                                               Assistant Controller, SALIC and FSA            2000-2003
                                                               Senior Manager, Assurance and Advisory         1994-2000
                                                               Business Services, Ernst & Young LLP

---------------

* Also serves as a director

     The Company does not have an audit committee and relies on the Audit Committee of the Board of Directors of AIG.

EXECUTIVE COMPENSATION

     The Company's executive officers provide services for the Company, its subsidiaries and, for certain officers, its affiliates. Allocations have been made to the Company and its subsidiaries based upon each individual's time devoted to his or her duties for the Company and its subsidiaries. All compensation information provided under this Item 11 is based on these allocations.

     The following table sets forth allocable compensation awarded to, earned by or paid to the Company's chief executive officer and four other most highly compensated executive officers for the years ended December 31, 2004, 2003 and 2002:

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM COMPENSATION
                                          ANNUAL COMPENSATION           ---------------------------
                                   ----------------------------------     SECURITIES                                      SICO
NAME AND                                                 OTHER ANNUAL     UNDERLYING        LTIP         ALL OTHER        LTIP
PRINCIPAL POSITION          YEAR    SALARY    BONUS(1)   COMPENSATION   OPTIONS (#)(2)   PAYOUTS(3)   COMPENSATION(4)   AWARDS(5)
------------------          ----   --------   --------   ------------   --------------   ----------   ---------------   ---------
Jay S. Wintrob............  2004   $ 84,500   $104,000     $21,580           6,500        $194,526      $    5,068      $341,484
  Chief Executive Officer   2003     86,125     71,500      18,330          10,400         183,365           3,041            --
                            2002    316,050    215,600      56,840          19,600         719,992       2,467,413       907,088
Jana W. Greer.............  2004    329,648    517,634          --           6,762         417,973          18,109       695,051
  President                 2003    318,000    371,353          --          10,560         327,366          17,208            --
                            2002    220,789    111,250          --           4,005         363,902       2,014,889       556,054
Peter A. Harbeck..........  2004    254,567    442,500          --           7,500         364,920          14,475       531,927
  President & Chief
  Executive                 2003    331,250    390,000          --          13,000         389,782          18,950            --
  Officer, Asset
  Management                2002    223,269    160,000      50,000           6,500         444,581       1,512,950       590,070
N. Scott Gillis...........  2004     69,863     65,138          --           1,782          36,437           5,360       170,217
  Senior Vice President
  and                       2003     69,317     58,050          --           3,240          24,726           6,448            --
  Chief Financial Officer   2002     61,027     71,750          --           2,460          49,230         169,465       104,361
Christine A. Nixon........  2004     92,250     50,840          --           2,009          20,997           7,558        64,619
  Senior Vice President,    2003     89,038     39,600          --           3,600          15,860           7,889            --
  General Counsel and       2002     46,142     27,900          --           1,395          14,839          65,863        57,387
  Secretary

---------------

(1) Amounts represent year-end and bonuses paid quarterly pursuant to a quarterly bonus program sponsored by AIG and marketing incentives.

(2) Amounts represent the number of shares of common stock of AIG subject to options granted during the year indicated.

(3) Amounts shown represent payments under the Company's 2000 and 2001 Five-Year Deferred Bonus Plans. Awards were granted under these plans in 2000 and 2001 and additional grants are not anticipated. Each award pays out in 20% installments over five years of continued employment. The last installment is to be paid in 2006.

(4) Amounts shown primarily represent Company matching contributions under the 401(k) Plan and the Executive Savings Plan. Additionally, the 2002 amounts shown for Mr. Wintrob, Ms. Greer, Mr. Harbeck, Mr. Gillis and Ms. Nixon include allocated retention bonuses awarded in connection with the acquisition of SunAmerica Inc. by AIG consummated on January 1, 1999.

(5) The SICO LTIP awards were granted by Starr International Company, Inc. pursuant to its Deferred Compensation Profit Participation Plan (the "SICO Plan").

     The following table summarizes certain information with respect to the allocable portion of grants of options to purchase AIG common stock which were granted during 2004 to the individuals named in the Summary Compensation Table.

                             OPTION GRANTS IN 2004

                                                                                                   POTENTIAL REALIZABLE VALUE*
                                                         PERCENTAGE OF                              AT ASSUMED ANNUAL RATES OF
                                            NUMBER OF    TOTAL OPTIONS                                STOCK APPRECIATION FOR
                                            SECURITIES   GRANTED TO AIG   EXERCISE                         OPTION TERM
                                DATE OF     UNDERLYING     EMPLOYEES      PRICE PER   EXPIRATION   ----------------------------
NAME                             GRANT      OPTIONS(1)   DURING 2004(2)     SHARE        DATE      5 PERCENT(3)   10 PERCENT(4)
----                           ----------   ----------   --------------   ---------   ----------   ------------   -------------
Jay S. Wintrob...............  12/16/2004     6,500           0.19%        $64.47      12/16/14      $263,510       $667,875
Jana W. Greer................  12/16/2004     6,762           0.20%         64.47      12/16/14       274,131        694,795
Peter A. Harbeck.............  12/16/2004     7,500           0.22%         64.47      12/16/14       304,050        770,625
N. Scott Gillis..............  12/16/2004     1,782           0.05%         64.47      12/16/14        72,242        183,101
Christine A. Nixon...........  12/16/2004     2,009           0.06%         64.47      12/16/14        81,445        206,425

---------------

 * Options would have no realizable value if there were no appreciation or if there were depreciation from the price at which options were granted.

(1) All options relate to shares of common stock of AIG and were granted pursuant to AIG's Amended and Restated 1999 Stock Option Plan at an exercise price equal to the fair market value of such stock at the date of grant. The option grants in 2004 provide that 25 percent of the options granted on any date become exercisable on each anniversary date in each of the successive four years and expire ten years from the date of grant.

(2) It is impractical to determine the percent the grant represents of total options granted to the Company's employees, since the Company has no employees. The percentage is provided with regard to options granted to employees of AIG and its subsidiaries.

(3) The appreciated price per share at 5 percent is $105.01 per share.

(4) The appreciated price per share at 10 percent is $167.22 per share.

     The following table summarizes certain information with respect to the allocable exercise of options to purchase AIG common stock during 2004 by the individuals named in the Summary Compensation Table and the allocable unexercised options to purchase AIG common stock held by such individuals at December 31, 2004 based on the allocations described above.

      AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 2004

                      AND DECEMBER 31, 2004 OPTION VALUES

                                                                         NUMBER OF
                                                                   SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                      SHARES                         DECEMBER 31, 2004           DECEMBER 31, 2004(2)
                                    ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                                 EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                -----------   -----------   -----------   -------------   -----------   -------------
Jay S. Wintrob....................    21,101      $1,368,055       95,143        21,288       $ 4,474,328      $98,683
Jana W. Greer.....................    53,023       3,315,702      259,354        61,642        11,565,498       87,719
Peter A. Harbeck..................    14,428         710,616       57,373        45,471         1,464,499       94,203
N. Scott Gillis...................     1,144          50,969       12,170         8,937           275,270       30,452
Christine A. Nixon................     3,549         203,628       12,983         9,364           377,754       34,657

---------------

(1) Aggregate market value on date of exercise (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.

(2) Aggregate market value on December 31, 2004 (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.

     The following table summarizes certain information with respect to benefits granted under the SICO Plan which were granted during 2002 (with respect to the 2003-2004 period) to the individuals named in the Summary Compensation Table.

                       SICO LONG-TERM INCENTIVE PLANS(1)

                                                               NUMBER    UNIT AWARD      ESTIMATED
NAME                                                          OF UNITS     PERIOD      FUTURE PAYOUTS
----                                                          --------   ----------   ----------------
Jay S. Wintrob..............................................    325      Two years        5,200 shares
Jana W. Greer...............................................    882      Two years       10,584 shares
Peter A. Harbeck............................................    675      Two years        8,100 shares
N. Scott Gillis.............................................    216      Two years        2,592 shares
Christine A. Nixon..........................................    123      Two years          984 shares

---------------

(1) Awards represent grants of units under the SICO Plan with respect to the two-year period from January 1, 2003 through December 31, 2004. The SICO Plan contains neither threshold amounts nor maximum payout limitations. The number of shares of AIG common stock, if any, allocated to a unit for the benefit of a participant in the SICO Plan is primarily dependent upon two factors: the growth in future earnings of AIG during the unit award period and the book value of AIG at the end of the award period. Prior to earning the right to payout, the participant is not entitled to any equity interest with respect to such shares, and the shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries prior to normal retirement age other than by death or disability.

EMPLOYEE BENEFIT PLANS

     The Company participates in several employee benefit plans sponsored by AIG.

     RETIREMENT PLANS: The American International Group, Inc. Retirement Plan (the "AIG Plan") is a non-contributory, qualified, defined benefit plan. For employees of AIGRS and its subsidiaries, the formula equals .925% times Average Final Compensation (defined as the average annual compensation, which includes base pay and sales commissions, subject to limitations for certain highly compensated employees imposed by law, during the three consecutive years in the last ten years of credited service affording the highest such average) up to 150% of the employee's "covered compensation" (the average of the Social Security Wage Bases during the 35 years preceding the Social Security retirement age), plus 1.425% times Average Final Compensation in excess of 150% of the employee's "covered compensation" times years of credited service up to 35 years; plus 1.425% times Average Final Compensation times years of credited service in excess of 35 years but limited to 44 years.

     AIG also has in place the AIG Excess Retirement Income Plan ("AIG Excess Plan") for employees participating in the AIG Plan whose benefits under the AIG Plan are limited by applicable tax laws. The AIG Excess Plan provides benefits in excess of the AIG Plan benefits determined as if the benefit under the AIG Plan has been calculated without the limitations imposed by applicable tax laws. The AIG Excess Plan is a nonqualified, unfunded plan.

     AIG also has approved a Supplemental Executive Retirement Plan ("AIG SERP") which provides annual benefits to certain employees of AIGRS and its subsidiaries, not to exceed 60% of Average Final Compensation, that accrue at a rate of 2.4% of Average Final Compensation for each year of service or fraction thereof for each full month of active employment. The benefit payable under the AIG SERP is reduced by payments from the AIG Plan, the AIG Excess Plan, Social Security and any payments from a qualified pension plan of a prior employer.

     Annual amounts of normal retirement pension commencing at normal retirement age of 65 based upon Average Final Compensation and credited service under the AIG Plan and the AIG Excess Plan are illustrated in the following table:

                       ESTIMATED ANNUAL PENSION AT AGE 65

AVERAGE FINAL
COMPENSATION    10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS    40 YEARS
-------------   --------   --------   --------   --------   --------   --------   ----------
 $  125,000     $ 14,341   $ 21,512   $ 28,682   $ 35,853   $ 43,024   $ 50,194   $   59,100
 $  150,000       17,904     26,856     35,807     44,759     53,711     62,663       73,350
 $  175,000       21,466     32,199     42,932     53,666     64,399     75,132       87,600
 $  200,000       25,029     37,543     50,057     62,572     75,086     87,600      101,850
 $  225,000       28,591     42,887     57,182     71,478     85,774    100,069      116,100
 $  250,000       32,154     48,231     64,307     80,384     96,461    112,538      130,350
 $  300,000       39,279     58,918     78,557     98,197    117,836    137,475      158,850
 $  375,000       49,966     74,949     99,932    124,916    149,899    174,882      201,600
 $  400,000       53,529     80,293    107,057    133,822    160,586    187,350      215,850
 $  500,000       67,779    101,668    135,557    169,447    203,336    237,225      272,850
 $  750,000      103,404    155,106    206,807    258,509    310,211    361,913      415,350
 $1,000,000      139,029    208,543    278,057    347,572    417,086    486,600      557,850
 $1,200,000      167,529    251,293    335,057    418,822    502,586    586,350      671,850
 $1,400,000      196,029    294,043    392,057    490,072    588,086    686,100      785,850
 $1,600,000      224,529    336,793    449,057    561,322    673,586    785,850      899,850
 $1,800,000      253,029    379,543    506,057    632,572    759,086    885,600    1,013,850
 $2,000,000      281,529    422,293    563,057    703,822    844,586    985,350    1,127,850

     Each of the individuals named in the Summary Compensation Table have 2.0 years of credited service (under both plans) through December 31, 2004. Pensionable salary includes the regular salary paid by AIG and its subsidiaries and does not include amounts attributable to supplementary bonuses or overtime pay. For such named individuals, pensionable salary allocable to the Company during 2004 was as follows: Mr. Wintrob - $84,500; Ms. Greer - $329,648; Mr. Harbeck - $339,423; Mr. Gillis - $69,863; and Ms. Nixon - $92,250.

     Employees of AIGRS and its subsidiaries participate in the American International Group, Inc. Incentive Savings Plan (the "Incentive Savings Plan"), a 401(k) plan established by AIG which includes salary reduction contributions by employees and matching contributions. Matching contributions vary based on the number of years the employee has been employed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors of the Company does not have a Compensation Committee. Compensation decisions regarding the Chief Executive Officer are made by AIG. Compensation decisions regarding other executive officers are made by the Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company is an indirect wholly owned subsidiary of American International Group, Inc.

     The number of shares of AIG common stock beneficially owned as of January 31, 2005, by directors, executive officers named in the Summary Compensation Table (as set forth in Item 11) and directors and executive officers as a group were as follows:

                                                                 AIG COMMON STOCK
                                                               --------------------
                                                               AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP
DIRECTOR OR EXECUTIVE OFFICER                                      (1)(2)(3)(5)
-----------------------------                                  --------------------
Jay S. Wintrob(4)...........................................        2,087,506
James R. Belardi............................................          861,222
Marc H. Gamsin..............................................          140,616
N. Scott Gillis.............................................           47,439
Jana W. Greer...............................................          304,877
Peter A. Harbeck............................................          132,846
Christine A. Nixon..........................................           33,003
All Directors and Executive Officers as a Group.............        3,607,509

---------------

(1) The number of shares of AIG common stock owned by each individual and by all directors and executive officers as a group represents less than 1% of the outstanding shares of AIG common stock.

(2) The number of shares of AIG common stock shown includes shares with respect to which the individual shares voting and investment power as follows: Mr. Belardi - 237 shares with his spouse; Ms. Greer - 39,105 shares with co-trustee.

(3) The number of shares of AIG common stock shown includes shares subject to options which may be exercised within 60 days as follows: Mr.
    Wintrob - 741,870; Mr. Belardi - 305,397; Ms. Greer - 265,772; Mr.
    Gillis - 46,575; Mr. Gamsin - 140,216; Mr. Harbeck - 78,122; Ms.
    Nixon - 32,790; and all directors and executive officers as a group - 1,610,742.

(4) Mr. Wintrob holds equity securities of C.V. Starr & Co., Inc. of 750 shares of Common Stock and 3,750 shares of various series of Preferred Stock.

(5) The number of shares of AIG common stock shown excludes the following shares owned by members of the named individual's immediate family as to which such individual has disclaimed beneficial ownership: Mr. Wintrob - 4,009 shares held by various family members.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2004, the Company paid cash dividends to its shareholder aggregating $2.5 million and received a capital contribution of 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). This capital contribution increased the Company's equity by $150,653,000.

     Beginning in 2004, the Company and its subsidiaries are included in the consolidated federal income tax return of its ultimate parent, AIG. The Company is a party to a written agreement (the "Tax Sharing Agreement") with AIG setting forth the manner in which the total consolidated U.S. Federal income tax is allocated to each entity that joins in the consolidated return. The Tax Sharing Agreement provides that AIG agrees not to charge us a greater portion of the consolidated tax liability than would have been paid by us had the Company filed a separate federal income tax return. Additionally, AIG agrees to reimburse the Company for any tax benefits arising out of net losses or tax credits, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which such losses or tax credits are utilized by AIG.

     The Company paid commissions totaling $60,674,000 in 2004 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23% of deposits in 2004. Of the Company's mutual fund sales, approximately 25% were distributed by these affiliated broker-dealers in 2004.

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004.

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000 in 2004 and are net of certain administrative costs incurred by VALIC of $2,593,000.

     Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from the Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 in 2004.

     The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000 in 2004. Additionally, the Company incurred $1,113,000 of management fees to an affiliate of the Company to administer its securities lending program for 2004.

FINANCIAL STATEMENTS

     The consolidated financial statements of AIG SunAmerica Life Assurance Company which are included in this prospectus should be considered only as bearing on the ability AIG SunAmerica Life to meet its obligations with respect to amounts allocated to the fixed investment options and with respect to the death and other living benefits and our assumption of the mortality and expense risks and the risks that withdrawal charge will not be sufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the variable Portfolios. The value of the variable Portfolios is affected primarily by the performance of the underlying investments.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP
Los Angeles, California
April 15, 2005

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
                                                                               RESTATED
Assets
Investments and cash:
  Cash and short-term investments...........................  $   201,117    $   133,105
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004,
    $5,007,868; December 31, 2003, $5,351,183)..............    5,161,027      5,505,800
  Mortgage loans............................................      624,179        716,846
  Policy loans..............................................      185,958        200,232
  Mutual funds..............................................        6,131         21,159
  Common stocks available for sale, at fair value (cost:
    December 31, 2004, $4,876; December 31, 2003, $635).....        4,902            727
  Real estate...............................................       20,091         22,166
  Securities lending collateral.............................      883,792        514,145
  Other invested assets.....................................       38,789         10,453
                                                              -----------    -----------
  Total investments and cash................................    7,125,986      7,124,633
Variable annuity assets held in separate accounts...........   22,612,451     19,178,796
Accrued investment income...................................       73,769         74,647
Deferred acquisition costs..................................    1,349,089      1,268,621
Other deferred expenses.....................................      257,781        236,707
Income taxes currently receivable from Parent...............        9,945         15,455
Receivable from brokers for sales of securities.............          161             --
Goodwill....................................................       14,038         14,038
Other assets................................................       52,795         58,830
                                                              -----------    -----------
Total Assets................................................  $31,496,015    $27,971,727
                                                              ===========    ===========

          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
                                                                               RESTATED
Liabilities and Shareholder's Equity
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts.......................................  $ 3,948,158    $ 4,274,329
  Reserves for universal life insurance contracts...........    1,535,905      1,609,233
  Reserves for guaranteed investment contracts..............      215,331        218,032
  Reserves for guaranteed benefits..........................       76,949         12,022
  Securities lending payable................................      883,792        514,145
  Due to affiliates.........................................       21,655         19,289
  Payable to brokers........................................           --          1,140
  Other liabilities.........................................      190,198        247,435
                                                              -----------    -----------
  Total reserves, payables and accrued liabilities..........    6,871,988      6,895,625
Variable annuity liabilities related to separate accounts...   22,612,451     19,178,796
Subordinated notes payable to affiliates....................           --         40,960
Deferred income taxes.......................................      257,532        242,556
                                                              -----------    -----------
Total liabilities...........................................   29,741,971     26,357,937
                                                              -----------    -----------
Shareholder's equity:
  Common stock..............................................        3,511          3,511
  Additional paid-in capital................................      758,346        709,246
  Retained earnings.........................................      919,612        828,423
  Accumulated other comprehensive income....................       72,575         72,610
                                                              -----------    -----------
  Total shareholder's equity................................    1,754,044      1,613,790
                                                              -----------    -----------
Total Liabilities and Shareholder's Equity..................  $31,496,015    $27,971,727
                                                              ===========    ===========

          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

           CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2004       2003       2002
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
                                                                         RESTATED   RESTATED
Revenues:
  Fee income:
    Variable annuity policy fees, net of reinsurance........  $369,141   $281,359   $286,919
    Asset management fees...................................    89,569     66,663     66,423
    Universal life insurance fees, net of reinsurance.......    33,899     35,816     36,253
    Surrender charges.......................................    26,219     27,733     32,507
    Other fees..............................................    15,753     15,520     21,900
                                                              --------   --------   --------
      Total fee income......................................   534,581    427,091    444,002
Investment income...........................................   363,594    402,923    387,355
Net realized investment losses..............................   (23,807)   (30,354)   (65,811)
                                                              --------   --------   --------
Total revenues..............................................   874,368    799,660    765,546
                                                              ========   ========   ========
Benefits and Expenses:
Interest expense:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................   140,889    153,636    142,973
  Universal life insurance contracts........................    73,745     76,415     80,021
  Guaranteed investment contracts...........................     6,034      7,534     11,267
  Subordinated notes payable to affiliates..................     2,081      2,628      3,868
                                                              --------   --------   --------
Total interest expense......................................   222,749    240,213    238,129
Amortization of bonus interest..............................    10,357     19,776     16,277
General and administrative expenses.........................   131,612    119,093    115,210
Amortization of deferred acquisition costs and other
  deferred expenses.........................................   157,650    160,106    222,484
Annual commissions..........................................    64,323     55,661     58,389
Claims on universal life contracts, net of reinsurance
  recoveries................................................    17,420     17,766     15,716
Guaranteed minimum death benefits, net of reinsurance
  recoveries................................................    58,756     63,268     67,492
                                                              --------   --------   --------
Total benefits and expenses.................................   662,867    675,883    733,697
                                                              ========   ========   ========
Pretax Income Before Cumulative Effect of Accounting
  Change....................................................   211,501    123,777     31,849
Income tax expense..........................................     6,410     30,247        160
                                                              --------   --------   --------
Net Income Before Cumulative Effect of Accounting Change....   205,091     93,530     31,689
Cumulative effect of accounting change, net of tax..........   (62,589)        --         --
                                                              --------   --------   --------
Net Income..................................................  $142,502   $ 93,530   $ 31,689
                                                              ========   ========   ========
Other Comprehensive Income (Loss),
  Net of Tax:
  Net unrealized gains (losses) on debt and equity
    securities available for sale identified in the current
    period less related amortization of deferred acquisition
    costs and other deferred expenses.......................  $(20,487)  $ 67,125   $ 20,358
  Less reclassification adjustment for net realized losses
    included in net income..................................    19,263     19,194     52,285
  Net unrealized gains (losses) on foreign currency.........     1,170         --         --
  Change related to cash flow hedges........................        --         --     (2,218)
  Income tax (benefit) expense..............................        19    (30,213)   (24,649)
                                                              --------   --------   --------
Other Comprehensive Income (Loss)...........................       (35)    56,106     45,776
                                                              --------   --------   --------
Comprehensive Income........................................  $142,467   $149,636   $ 77,465
                                                              ========   ========   ========

          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                    YEARS ENDED DECEMBER 31,
                                                              -------------------------------------
                                                                2004         2003          2002
                                                              ---------   -----------   -----------
                                                                         (IN THOUSANDS)
                                                                           RESTATED      RESTATED
Cash Flow from Operating Activities:
Net income..................................................  $ 142,502   $    93,530   $    31,689
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax........     62,589            --            --
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity
     contracts..............................................    140,889       153,636       142,973
    Universal life insurance contracts......................     73,745        76,415        80,021
    Guaranteed investment contracts.........................      6,034         7,534        11,267
  Net realized investment losses............................     23,807        30,354        65,811
  Accretion of net discounts on investments.................     (1,277)       (9,378)       (2,412)
  Loss on other invested assets.............................        572         2,859         3,932
  Amortization of deferred acquisition costs and other
    expenses................................................    168,007       179,882       238,761
  Acquisition costs deferred................................   (246,033)     (212,251)     (204,833)
  Other expenses deferred...................................    (62,906)      (70,158)      (77,602)
  Depreciation of fixed assets..............................      1,619         1,718           860
  Provision for deferred income taxes.......................     49,337      (129,591)      106,044
  Change in:
    Accrued investment income...............................        878           679        13,907
    Other assets............................................      4,416       (12,349)        4,736
    Income taxes currently payable to/receivable from
     Parent.................................................      5,157       148,898       (43,629)
    Due from/to affiliates..................................      2,366       (36,841)       (7,743)
    Other liabilities.......................................      7,485        10,697        (7,143)
  Other, net................................................      2,284        14,885        10,877
                                                              ---------   -----------   -----------
Net Cash Provided by Operating Activities...................    381,471       250,519       367,516
                                                              ---------   -----------   -----------
Cash Flows from Investing Activities:
Purchases of:
  Bonds, notes and redeemable preferred stocks..............   (964,705)   (2,078,310)   (2,403,362)
  Mortgage loans............................................    (31,502)      (44,247)     (128,764)
  Other investments, excluding short-term investments.......    (33,235)      (20,266)      (65,184)
Sales of:
  Bonds, notes and redeemable preferred stocks..............    383,695     1,190,299       849,022
  Other investments, excluding short-term investments.......     22,283        12,835           825
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks..............    898,682       994,014       615,798
  Mortgage loans............................................    125,475        67,506        82,825
  Other investments, excluding short-term investments.......     10,915        72,970       114,347
                                                              ---------   -----------   -----------
Net Cash Provided By (Used in) Investing Activities.........  $ 411,608   $   194,801   $  (934,493)
                                                              =========   ===========   ===========

          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                                     YEARS ENDED DECEMBER 31,
                                                              --------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   ----------
                                                                          (IN THOUSANDS)
                                                                             RESTATED      RESTATED
Cash Flow from Financing Activities:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................  $ 1,360,319   $ 1,553,000   $1,731,597
  Universal life insurance contracts........................       45,183        45,657       49,402
Net exchanges from the fixed accounts of variable annuity
  contracts.................................................   (1,332,240)   (1,108,030)    (503,221)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (458,052)     (464,332)    (529,466)
  Universal life insurance contracts........................      (69,185)      (61,039)     (68,444)
  Guaranteed investment contracts...........................       (8,614)     (148,719)    (135,084)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (108,691)     (109,412)     (98,570)
  Universal life insurance contracts........................     (105,489)     (111,380)    (100,995)
Net receipt from (repayments of) other short-term
  financings................................................      (41,060)       14,000           --
Net payment related to a modified coinsurance transaction...       (4,738)      (26,655)     (30,282)
Capital contribution received from Parent...................           --            --      200,000
Dividends paid to Parent....................................       (2,500)      (12,187)     (10,000)
                                                              -----------   -----------   ----------
Net Cash (Used in) Provided by Financing Activities.........     (725,067)     (429,097)     504,937
                                                              -----------   -----------   ----------
Net Increase (Decrease) in Cash and Short-term
  Investments...............................................       68,012        16,223      (62,040)
Cash and Short-term Investments at Beginning of Period......      133,105       116,882      178,922
                                                              -----------   -----------   ----------
Cash and Short-term Investments at End of Period............  $   201,117   $   133,105   $  116,882
                                                              ===========   ===========   ==========
Supplemental Cash Flow Formation:
Interest paid on indebtedness...............................  $     2,081   $     2,628   $    3,868
                                                              ===========   ===========   ==========
Net income taxes (received) paid to Parent..................  $   (47,749)  $    10,989   $    5,856
                                                              ===========   ===========   ==========

          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

    AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

    The Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

    Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows for the years ended December 31, 2003 and 2002 have been restated for the addition and subtraction to pretax income of $16,345,000 and $4,464,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.

    SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, are included in the Company's asset management segment (see Note 13). These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

    The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

    Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 24.8% of deposits in the year ended December 31, 2004, 14.6% of deposits in the year ended December 31, 2003 and 11.9% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 16.0% of deposits

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

1.  BASIS OF PRESENTATION (Continued)

    in the year ended December 31, 2004 and 10.8% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

    INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

    Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

    Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

    Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $862,481,000 and $502,885,000 as of December 31, 2004 and 2003, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2004 and 2003, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

    Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note 7). Limited partnerships are carried at cost. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

    The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairments writedowns totaled $21,050,000, $54,092,000 and $57,273,000 in the years ending December 31, 2004, 2003 and
    2002.

    DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

    The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as component of accumulated other comprehensive income in shareholder's equity.

    Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

    Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

    The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. If elected by the contract holder at the time of contract issuance, the GMAV feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. If elected by the contract holder at the time of contract issuance, the GMWB feature guarantees an annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days, adjusted for any subsequent withdrawals. There is a separate charge to the contract holder for these features. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV and GMWB benefits being

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

    Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded through investment income.

    DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

    DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

    The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

    As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

    The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

    OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    of the contract using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), the Company reclassified $155,695,000 of these expenses from DAC to other deferred expenses, which is reported on the consolidated balance sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.

    The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

    The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

    VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

    GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2004 and 2003. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2004 and 2003, and has determined that no impairment provision is necessary.

    RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GICS: Reserves for fixed annuity, Fixed Options, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit and guaranteed minimum income benefits are accounted for in accordance with SOP 03-1. See Recently Issued Accounting Standards below.

    FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees, commissions and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned with net retained commissions are recognized as income on a trade date basis.

    INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

    RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

3.  INVESTMENTS

    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................  $   28,443   $   30,300
    Mortgage-backed securities..................................     926,274      956,567
    Securities of public utilities..............................     321,381      332,038
    Corporate bonds and notes...................................   2,797,943    2,902,829
    Redeemable preferred stocks.................................      20,140       21,550
    Other debt securities.......................................     913,687      917,743
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)


                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................  $   22,393   $   24,292
    Mortgage-backed securities..................................   1,148,452    1,191,817
    Securities of public utilities..............................     352,998      365,150
    Corporate bonds and notes...................................   2,590,254    2,697,142
    Redeemable preferred stocks.................................      21,515       22,175
    Other debt securities.......................................   1,215,571    1,205,224
                                                                  ----------   ----------
      Total.....................................................  $5,351,183   $5,505,800
                                                                  ==========   ==========

    At December 31, 2004, bonds, notes and redeemable preferred stocks included $386,426,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial institutions and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

    At December 31, 2004, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 27%, 11% and 10% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

    At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $40,051,000 of bonds.

    As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

    The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

    At December 31, 2004, $10,505,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

    At December 31, 2004, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)

    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:

                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    Due in one year or less.....................................  $  278,939   $  281,954
    Due after one year through five years.......................   2,076,145    2,138,574
    Due after five years through ten years......................   1,299,345    1,339,499
    Due after ten years.........................................     427,165      444,433
    Mortgage-backed securities..................................     926,274      956,567
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========

    Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

    Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................   $  1,857     $     --
    Mortgage-backed securities..................................     32,678       (2,385)
    Securities of public utilities..............................     11,418         (761)
    Corporate bonds and notes...................................    118,069      (13,183)
    Redeemable preferred stocks.................................      1,410           --
    Other debt securities.......................................     14,871      (10,815)
                                                                   --------     --------
      Total.....................................................   $180,303     $(27,144)
                                                                   ========     ========

                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................   $  1,898     $     --
    Mortgage-backed securities..................................     46,346       (2,980)
    Securities of public utilities..............................     13,467       (1,315)
    Corporate bonds and notes...................................    127,996      (21,108)
    Redeemable preferred stocks.................................        660           --
    Other debt securities.......................................     24,366      (34,713)
                                                                   --------     --------
      Total.....................................................   $214,733     $(60,116)
                                                                   ========     ========

    Gross unrealized gains on equity securities aggregated $26,000 at December 31, 2004 and $112,000 at December 31, 2003. There were no unrealized losses on equity securities at December 31, 2004 and gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)

    The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003.

                                  LESS THAN 12 MONTHS              12 MONTHS OR MORE                      TOTAL
                             -----------------------------   -----------------------------   -------------------------------
                               FAIR     UNREALIZED             FAIR     UNREALIZED              FAIR      UNREALIZED
                              VALUE        LOSS      ITEMS    VALUE        LOSS      ITEMS     VALUE         LOSS      ITEMS
                             --------   ----------   -----   --------   ----------   -----   ----------   ----------   -----
                                                                 (DOLLARS IN THOUSANDS)
    December 31, 2004
    Mortgage-backed
      securities..........   $125,589    $ (1,282)     23    $ 40,275    $ (1,103)     9     $  165,864    $ (2,385)     32
    Securities of public
      utilities...........     46,249        (761)      9           0           0      0         46,249        (761)      9
    Corporate bonds and
      notes...............    487,923      (7,418)     86      87,194      (5,765)    15        575,117     (13,183)    101
    Other debt
      securities..........    207,378      (4,062)     36      79,782      (6,753)    12        287,160     (10,815)     48
                             --------    --------     ---    --------    --------     --     ----------    --------     ---
      Total...............   $867,139    $(13,523)    154    $207,251    $(13,621)    36     $1,074,390    $(27,144)    190
                             ========    ========     ===    ========    ========     ==     ==========    ========     ===

                                    LESS THAN 12 MONTHS             12 MONTHS OR MORE                     TOTAL
                               -----------------------------   ----------------------------   -----------------------------
                                 FAIR     UNREALIZED            FAIR     UNREALIZED             FAIR     UNREALIZED
                                VALUE        LOSS      ITEMS    VALUE       LOSS      ITEMS    VALUE        LOSS      ITEMS
                               --------   ----------   -----   -------   ----------   -----   --------   ----------   -----
    December 31, 2003
    Mortgage-backed
      securities.............  $180,559    $ (2,882)     49    $13,080    $   (98)      6     $193,639    $ (2,980)     55
    Securities of public
      utilities..............    67,626      (1,315)      8         --         --      --       67,626      (1,315)      8
    Corporate bonds and
      notes..................   276,373     (17,086)     54     30,383     (4,022)      5      306,756     (21,108)     59
    Other debt securities....   302,230     (33,951)     54     41,523       (762)      5      343,753     (34,713)     59
                               --------    --------     ---    -------    -------      --     --------    --------     ---
      Total..................  $826,788    $(55,234)    165    $84,986    $(4,882)     16     $911,774    $(60,116)    181
                               ========    ========     ===    =======    =======      ==     ========    ========     ===

    Realized investment gains and losses on sales of investments are as follows:

                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Bonds, Notes and Redeemable Preferred Stocks:
      Realized gains............................................  $ 12,240   $ 30,896   $ 25,013
      Realized losses...........................................   (12,623)   (11,818)   (32,865)
    Common Stocks:
      Realized gains............................................         5        561         --
      Realized losses...........................................      (247)      (117)      (169)

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)

    The sources and related amounts of investment income are as follows:

                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Short-term investments......................................  $  2,483   $  1,363   $  5,447
    Bonds, notes and redeemable preferred stocks................   293,258    321,493    305,480
    Mortgage loans..............................................    50,825     53,951     55,417
    Partnerships................................................       417       (478)    12,344
    Policy loans................................................    17,130     15,925     18,796
    Real estate.................................................      (202)      (331)      (276)
    Other invested assets.......................................     2,149     13,308     (7,496)
    Less: investment expenses...................................    (2,466)    (2,308)    (2,357)
                                                                  --------   --------   --------
      Total investment income...................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========

    Investment income was attributable to the following products:

                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Fixed annuity contracts.....................................  $ 34,135   $ 37,762   $ 41,856
    Variable annuity contracts..................................   222,660    239,863    201,766
    Guaranteed investment contracts.............................    13,191     20,660     28,056
    Universal life insurance contracts..........................    92,645    100,019    105,878
    Asset management............................................       963      4,619      9,799
                                                                  --------   --------   --------
      Total.....................................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

    The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

    CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

    BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

    MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

    POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

    MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

    COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

    PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

    VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

    RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS:
    Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

    RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

    SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

    VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

    SUBORDINATED NOTES TO/FROM AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

    The estimated fair values of the Company's financial instruments at December 31, 2004 and 2003 compared with their respective carrying values, are as follows:

                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2004:
    Assets:
      Cash and short-term investments...........................  $   201,117   $   201,117
      Bonds, notes and redeemable preferred stocks..............    5,161,027     5,161,027
      Mortgage loans............................................      624,179       657,828
      Policy loans..............................................      185,958       185,958
      Mutual funds..............................................        6,131         6,131
      Common stocks.............................................        4,902         4,902
      Partnerships..............................................        1,084         1,084
      Securities lending collateral.............................      883,792       883,792
      Put options hedging guaranteed benefits...................       37,705        37,705
      Variable annuity assets held in separate accounts.........   22,612,451    22,612,451
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 3,948,158   $ 3,943,265
      Reserves for guaranteed investment contracts..............      215,331       219,230
      Securities lending payable................................      883,792       883,792
      Variable annuity liabilities related to separate
        accounts................................................   22,612,451    22,612,451

                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2003:
    Assets:
      Cash and short-term investments...........................  $   133,105   $   133,105
      Bonds, notes and redeemable preferred stocks..............    5,505,800     5,505,800
      Mortgage loans............................................      716,846       774,758
      Policy loans..............................................      200,232       200,232
      Mutual funds..............................................       21,159        21,159
      Common stocks.............................................          727           727
      Partnerships..............................................        1,312         1,685
      Securities lending collateral.............................      514,145       514,145
      Put options hedging guaranteed benefits...................        9,141         9,141
      Variable annuity assets held in separate accounts.........   19,178,796    19,178,796
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 4,274,329   $ 4,225,329
      Reserves for guaranteed investment contracts..............      218,032       223,553
      Securities lending payable................................      514,145       514,145
      Variable annuity liabilities related to separate
        accounts................................................   19,178,796    19,178,796
      Subordinated note payable to affiliate....................       40,960        40,960

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

5.  DEFERRED ACQUISITION COSTS

    The following table summarizes the activity in deferred acquisition costs:

                                                                  YEARS ENDED DECEMBER 31,
                                                                  -------------------------
                                                                     2004          2003
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    Balance at beginning of year................................  $1,268,621    $1,224,101
    Acquisition costs deferred..................................     246,033       212,250
    Effect of net unrealized gains (losses) on securities.......         267       (30,600)
    Amortization charged to income..............................    (126,142)     (137,130)
    Cumulative effect of SOP 03-1...............................     (39,690)           --
                                                                  ----------    ----------
    Balance at end of year......................................  $1,349,089    $1,268,621
                                                                  ==========    ==========

6.  OTHER DEFERRED EXPENSES

    The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                                   BONUS     DISTRIBUTION
                                                                  PAYMENTS      COSTS        TOTAL
                                                                  --------   ------------   --------
                                                                            (IN THOUSANDS)
    Year Ended December 31, 2004
    Balance at beginning of year................................  $155,695     $ 81,012     $236,707
    Expenses deferred...........................................    36,732       26,174       62,906
    Effect of net unrealized gains (losses) on securities.......        33           --           33
    Amortization charged in income..............................   (10,357)     (31,508)     (41,865)
                                                                  --------     --------     --------
    Balance at end of year......................................  $182,103     $ 75,678     $257,781
                                                                  ========     ========     ========
    Year Ended December 31, 2003
    Balance at beginning of year................................  $140,647     $ 72,054     $212,701
    Expenses deferred...........................................    38,224       31,934       70,158
    Effect of net unrealized gains (losses) on securities.......    (3,400)          --       (3,400)
    Amortization charged in income..............................   (19,776)     (22,976)     (42,752)
                                                                  --------     --------     --------
    Balance at end of year......................................  $155,695     $ 81,012     $236,707
                                                                  ========     ========     ========

7.  GUARANTEED BENEFITS

    The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

    The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

    The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

    EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

    If available and elected by the contract holder, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

    GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

    GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period as elected by the contract holder at time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of three or five years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    Details concerning the Company's guaranteed benefit exposures as of December 31, 2004 are as follows:

                                                                                     HIGHEST SPECIFIED
                                                                   RETURN OF NET    ANNIVERSARY ACCOUNT
                                                                  DEPOSITS PLUS A       VALUE MINUS
                                                                      MINIMUM        WITHDRAWALS POST
                                                                      RETURN            ANNIVERSARY
                                                                  ---------------   -------------------
                                                                          (DOLLARS IN MILLIONS)
    In the event of death (GMDB and EEB):
      Account value.............................................    $    12,883           $12,890
      Net amount at risk(a).....................................    $       933           $ 1,137
      Average attained age of contract holders..................             67                64
      Range of guaranteed minimum return rates..................          0%-5%                0%
    At annuitization (GMIB):
      Account value.............................................    $     6,942
      Net amount at risk(b).....................................    $         3
      Weighted average period remaining until earliest                3.8 Years
        annuitization...........................................
      Range of guaranteed minimum return rates..................        0%-6.5%
    Accumulation at specified date (GMAV):
      Account value.............................................    $     1,533
      Net amount at risk(c).....................................    $        --
      Weighted average period remaining until guaranteed              9.0 Years
        payment.................................................
    Annual withdrawals at specified date (GMWB):
      Account value.............................................    $       294
      Net amount at risk(d).....................................    $        --
      Weighted average period remaining until expected payout...     13.9 Years

    -------------------

    (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

    (b) Net amount at risk represents the present value of the expected annuitization payments at the expected annuitization dates in excess of the present value of the expected account value at the expected annuitization dates, net of reinsurance.

    (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

    (d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20% of Eligible Premium, respectively, after all other amounts guaranteed under this benefit have been paid. The additional 10% or 20% enhancement increases the net amount at risk by $26.3 million and is payable no sooner than 13 or 15 years from contract issuance for the 3 or 5 year waiting periods, respectively.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

       The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                      (IN THOUSANDS)
        Balance at January 1, 2004 before reinsurance(e)............     $ 92,873
        Guaranteed benefits incurred................................       61,472
        Guaranteed benefits paid....................................      (49,947)
                                                                         --------
        Balance at December 31, 2004 before reinsurance.............      104,398
          Less reinsurance..........................................      (27,449)
                                                                         --------
        Balance at December 31, 2004, net of reinsurance............     $ 76,949
                                                                         ========

    (e) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

    The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

     - Data used was 5,000 stochastically generated investment performance scenarios.

     -   Mean investment performance assumption was 10%.

     -   Volatility assumption was 16%.

     -   Mortality was assumed to be 64% of the 75-80 ALB table.

     - Lapse rates vary by contract type and duration and range from 0% to 40%.

     -   The discount rate was approximately 8%.

8.  REINSURANCE

    Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

    Variable policy fees are net of reinsurance premiums of $28,604,000, $30,795,000 and $22,500,000 in 2004, 2003 and 2002, respectively. Universal life insurance fees are net of reinsurance premiums of $34,311,000, $33,710,000 and $34,098,000 in 2004, 2003 and 2002, respectively.

    The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $34,163,000, $34,036,000 and $29,171,000 in 2004, 2003 and 2002,
    respectively. Guaranteed benefits were reduced by reinsurance recoveries of $2,716,000, $8,042,000 and $8,362,000 in 2004, 2003 and 2002, respectively.

9.  COMMITMENTS AND CONTINGENT LIABILITIES

    The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

9.  COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

    guarantees at December 31, 2004 is $195,442,000. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $62,590,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed its examinations into the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

    At December 31, 2004, the Company has commitments to purchase a total of approximately $10,000,000 of asset- backed securities in the ordinary course of business. The expiration dates of these commitments are as follows:
    $2,000,000 in 2005 and $8,000,000 in 2007.

    Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows of the Company.

    Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

    On April 5, 2004, a purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time. The Company cannot estimate a range because the litigation has not progressed beyond the preliminary stage.

10. SHAREHOLDER'S EQUITY

    The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2004 and 2003, 3,511 shares were outstanding.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

10. SHAREHOLDER'S EQUITY (Continued)

    Changes in shareholder's equity are as follows:

                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Additional Paid-in Capital:
      Beginning balances........................................  $709,246   $709,246   $509,246
      Capital contributions by Parent...........................    49,100         --    200,000
                                                                  --------   --------   --------
      Ending balances...........................................  $758,346   $709,246   $709,246
                                                                  ========   ========   ========
    Retained Earnings:
      Beginning balances........................................  $828,423   $730,321   $669,103
      Net income................................................   142,502     93,530     31,689
      Dividends paid to Parent..................................    (2,500)   (12,187)   (10,000)
      Adjustment for tax benefit of distributed subsidiary......       287     16,759     39,529
      Tax effect on a distribution of investment................   (49,100)        --         --
                                                                  --------   --------   --------
      Ending balances...........................................  $919,612   $828,423   $730,321
                                                                  ========   ========   ========
    Accumulated Other Comprehensive Income (Loss):
      Beginning balances........................................  $ 72,610   $ 16,504   $(29,272)
      Change in net unrealized gains (losses) on debt securities
        available for sale......................................    (1,459)   118,725     98,718
      Change in net unrealized gains (losses) on equity
        securities available for sale...........................       (65)     1,594     (1,075)
      Change in net unrealized gains on foreign currency........     1,170         --         --
      Change in adjustment to deferred acquisition costs and
        other deferred expenses.................................       300    (34,000)   (25,000)
      Net change related to cash flow hedges....................        --         --     (2,218)
      Tax effects of net changes................................        19    (30,213)   (24,649)
                                                                  --------   --------   --------
      Ending balances...........................................  $ 72,575   $ 72,610   $ 16,504
                                                                  ========   ========   ========

    Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Gross unrealized gains......................................    $180,329       $214,845
    Gross unrealized losses.....................................     (27,144)       (60,136)
    Unrealized gain on foreign currency.........................       1,170             --
    Adjustment to DAC and other deferred expenses...............     (42,700)       (43,000)
    Deferred income taxes.......................................     (39,080)       (39,099)
                                                                    --------       --------
    Accumulated other comprehensive income......................    $ 72,575       $ 72,610
                                                                    ========       ========

    On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

    Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

10. SHAREHOLDER'S EQUITY (Continued)

    amount of dividends that can be paid to stockholder in the year 2005 without obtaining prior approval is $83,649,000. Dividends of $2,500,000 were paid in 2004. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 and $10,000,000 in 2003 and 2002, respectively.

    Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $99,288,000 for the year ended December 31, 2004, net income of $89,071,000 and net loss of $180,737,000 for the years ended December 31, 2003 and 2002, respectively. The Company's statutory capital and surplus totaled $840,001,000 at December 31, 2004 and $602,348,000 at December 31, 2003.

11. INCOME TAXES

    The components of the provisions for income taxes on pretax income consist of the following:

                                                                     YEARS ENDED DECEMBER 31,
                                                                  -------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   ---------
                                                                          (IN THOUSANDS)
    Current expense (benefit)...................................  $(42,927)  $127,655   $(105,369)
    Deferred expense (benefit)..................................    49,337    (97,408)    105,529
                                                                  --------   --------   ---------
    Total income tax expense....................................  $  6,410   $ 30,247   $     160
                                                                  ========   ========   =========

    Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in statement of income and comprehensive income provided differ as follows:

                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Amount computed at statutory rate...........................  $ 74,025   $ 43,322   $ 11,147
    Increases (decreases) resulting from:
      State income taxes, net of federal tax benefit............     4,020      2,273       (567)
      Dividends received deduction..............................   (19,058)   (15,920)   (10,117)
      Tax credits...............................................    (4,000)        --         --
      Adjustment to prior year tax liability(a).................   (39,730)        --         --
      Other, net................................................    (8,847)       572       (303)
                                                                  --------   --------   --------
      Total income tax expense..................................  $  6,410   $ 30,247   $    160
                                                                  ========   ========   ========

   ------------------

   (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

    Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

    At December 31, 2004, the Company had net operating carryforwards, capital loss carryforwards and tax credit carryforwards for Federal income tax purposes of $15,515,000, $63,774,000 and $44,604,000, respectively,

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

11. INCOME TAXES (Continued)

    arising from affordable housing investments no longer owned by SAAMCo. Such carryforwards expire in 2018, 2006 to 2008 and 2018, respectively.

    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Deferred Tax Liabilities:
    Deferred acquisition costs and other deferred expenses......   $ 432,868      $ 473,387
    State income taxes..........................................      10,283          5,744
    Other liabilities...........................................      15,629            350
    Net unrealized gains on debt and equity securities available
      for sale..................................................      39,080         39,098
                                                                   ---------      ---------
    Total deferred tax liabilities..............................     497,860        518,579
                                                                   ---------      ---------
    Deferred Tax Assets:
    Investments.................................................     (28,915)       (25,213)
    Contract holder reserves....................................    (122,691)      (158,112)
    Guaranty fund assessments...................................      (3,402)        (3,408)
    Deferred income.............................................      (5,604)        (3,801)
    Other assets................................................      (1,068)        (7,446)
    Net operating loss carryforward.............................      (5,430)            --
    Capital loss carryforward...................................     (22,321)       (20,565)
    Low income housing credit carryforward......................     (44,604)       (36,600)
    Partnership income/loss.....................................      (6,293)       (20,878)
                                                                   ---------      ---------
    Total deferred tax assets...................................    (240,328)      (276,023)
                                                                   ---------      ---------
    Deferred income taxes.......................................   $ 257,532      $ 242,556
                                                                   =========      =========

    The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12. RELATED-PARTY MATTERS

    As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

    On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12. RELATED-PARTY MATTERS (Continued)

    On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. At December 31, 2004 and 2003, the Company owed $0 and $14,000,000, respectively, under this agreement, which was included in due to affiliates.

    On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $60,000,000. This commitment expires on October 28, 2005. There were no balances outstanding under this agreement at December 31, 2004.

    For the years ended December 31, 2004, 2003 and 2002, the Company paid commissions totaling $60,674,000, $51,716,000 and $59,058,000, respectively, to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23%, 24% and 31% of deposits for each of the respective years. Of the Company's mutual fund sales, approximately 25%, 23% and 28% were distributed by these affiliated broker-dealers for the years ended December 31, 2004, 2003 and 2002, respectively.

    On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004 and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.

    On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000, $7,587,000 and $7,614,000 in 2004, 2003 and 2002, respectively, and are net of certain administrative costs incurred by VALIC of $2,593,000, $2,168,000 and $2,175,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

    The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12. RELATED-PARTY MATTERS (Continued)

    not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

    The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

    The Company's ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

    Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 for the year ended December 31, 2004, $126,531,000 for the year ended December 31, 2003 and $119,981,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $60,183,000, $48,733,000 and $49,004,000 respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

    The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000, $3,838,000 and $3,408,000 for the years ended December 31, 2004, 2003 and
    2002, respectively.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12. RELATED-PARTY MATTERS (Continued)

    The Company incurred $1,113,000, $500,000 and $790,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2004, 2003 and 2002, respectively (see Note 2).

    In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000. At December 31, 2004, the affiliated bond has a market value of $34,630,000.

13. BUSINESS SEGMENTS

    The Company conducts its business through two business segments, annuity operations and asset management operations. Annuity operations consists of the sale and administration of deposit-type insurance contracts, including fixed and variable annuity contracts, universal life insurance contracts and GICs. Asset management operations, which includes the managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios, is conducted by SAAMCo and its subsidiary and distributor, SACS, and its subsidiary and servicing administrator, SFS. Following is selected information pertaining to the Company's business segments.

                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2004:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   369,141    $     --    $   369,141
       Asset management fees.....................................           --      89,569         89,569
       Universal life insurance policy fees, net of
         reinsurance.............................................       33,899          --         33,899
       Surrender charges.........................................       26,219          --         26,219
       Other fees................................................           --      15,753         15,753
                                                                   -----------    --------    -----------
     Total fee income............................................      429,259     105,322        534,581
     Investment income...........................................      362,631         963        363,594
     Net realized investment gains (losses)......................      (24,100)        293        (23,807)
                                                                   -----------    --------    -----------
     Total revenues..............................................      767,790     106,578        874,368
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      220,668       2,081        222,749
     Amortization of bonus interest..............................       10,357          --         10,357
     General and administrative expenses.........................       93,188      38,424        131,612
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      126,142      31,508        157,650
     Annual commissions..........................................       64,323          --         64,323
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,420          --         17,420
     Guaranteed benefits, net of reinsurance recoveries..........       58,756          --         58,756
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      590,854      72,013        662,867
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $   176,936    $ 34,565    $   211,501
                                                                   ===========    ========    ===========
     Total assets................................................  $31,323,462    $217,155    $31,540,617
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $    132    $       132
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS (Continued)


                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2003:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   281,359    $     --    $   281,359
       Asset management fees.....................................           --      66,663         66,663
       Universal life insurance policy fees, net of
         reinsurance.............................................       35,816          --         35,816
       Surrender charges.........................................       27,733          --         27,733
       Other fees................................................           --      15,520         15,520
                                                                   -----------    --------    -----------
     Total fee income............................................      344,908      82,183        427,091
     Investment income...........................................      398,304       4,619        402,923
     Net realized investment losses..............................      (30,354)         --        (30,354)
                                                                   -----------    --------    -----------
     Total revenues..............................................      712,858      86,802        799,660
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      237,585       2,628        240,213
     Amortization of bonus interest..............................       19,776          --         19,776
     General and administrative expenses.........................       83,013      36,080        119,093
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      137,130      22,976        160,106
     Annual commissions..........................................       55,661          --         55,661
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,766          --         17,766
     Guaranteed benefits, net of reinsurance recoveries..........       63,268          --         63,268
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      614,199      61,684        675,883
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    98,659    $ 25,118    $   123,777
                                                                   ===========    ========    ===========
     Total assets................................................  $27,781,457    $190,270    $27,971,727
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  2,977    $     2,977
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS (Continued)


                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2002:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   286,919    $     --    $   286,919
       Asset management fees.....................................           --      66,423         66,423
       Universal life insurance policy fees, net of
         reinsurance.............................................       36,253          --         36,253
       Surrender charges.........................................       32,507          --         32,507
       Other fees................................................        3,304      18,596         21,900
                                                                   -----------    --------    -----------
     Total fee income............................................      358,983      85,019        444,002
     Investment income...........................................      377,556       9,799        387,355
     Net realized investment losses..............................      (65,811)         --        (65,811)
                                                                   -----------    --------    -----------
     Total revenues..............................................      670,728      94,818        765,546
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      234,261       3,868        238,129
     Amortization of bonus interest..............................       16,277          --         16,277
     General and administrative expenses.........................       79,287      35,923        115,210
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      171,583      50,901        222,484
     Annual commissions..........................................       58,389          --         58,389
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       15,716          --         15,716
     Guaranteed benefits, net of reinsurance recoveries..........       67,492          --         67,492
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      643,005      90,692        733,697
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    27,723    $  4,126    $    31,849
                                                                   ===========    ========    ===========
     Total assets................................................  $23,538,832    $214,157    $23,752,989
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  7,297    $     7,297
                                                                   ===========    ========    ===========

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Separate Account............................................    3
General Account.............................................    4
Performance Data............................................    4
Income Payments.............................................    4
Annuity Unit Values.........................................    5
Taxes.......................................................    8
Distribution of Contracts...................................   13
Financial Statements........................................   13

APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------

                                                               ONE MONTH    FISCAL      FISCAL      FISCAL
                       INCEPTION   FISCAL YEAR   FISCAL YEAR     ENDED       YEAR        YEAR        YEAR      FISCAL YEAR
                          TO          ENDED         ENDED        MONTH       ENDED       ENDED       ENDED        ENDED
     STRATEGIES         3/31/98      3/31/99       3/31/00      4/30/00     4/30/01     4/30/02     4/30/03      4/30/04
---------------------  ---------   -----------   -----------   ---------   ---------   ---------   ---------   -----------
--------------------------------------------------------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
  Beginning AUV......     $10.00        $13.09        $15.89      $21.30      $20.24     $17.060     $14.397       $12.770
  End AUV............     $13.09        $15.89        $21.30      $20.24      $17.06     $14.397     $12.770       $14.964
  Ending Number of
    AUs..............  3,950,133     7,643,378     8,130,517   8,249,540   7,812,757   6,819,437   5,299,344     4,931,461
--------------------------------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning AUV......     $10.00        $12.76        $15.09      $19.48      $18.61     $16.298     $14.197       $12.885
  End AUV............     $12.76        $15.09        $19.48      $18.61      $16.30     $14.197     $12.885       $14.803
  Ending Number of
    AUs..............  3,639,458     7,968,543     8,508,732   8,649,412   8,525,921   7,608,915   6,095,326     5,578,924
--------------------------------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning AUV......     $10.00        $12.44        $14.05      $16.68      $16.11     $14.985     $13.731       $12.924
  End AUV............     $12.44        $14.05        $16.68      $16.11      $14.99     $13.731     $12.924       $14.471
  Ending Number of
    AUs..............  2,789,702     6,957,319     7,049,356   7,030,568   6,773,402   6,208,464   5,236,458     4,812,477
--------------------------------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
  Beginning AUV......     $10.00        $12.06        $13.21      $14.89      $14.50     $14.137     $13.445       $13.071
  End AUV............     $12.06        $13.21        $14.89      $14.50      $14.14     $13.445     $13.071       $14.295
  Ending Number of
    AUs..............  1,536,220     5,313,501     5,332,213   5,350,653   5,064,829   4,841,527   4,251,657     3,723,265
--------------------------------------------------------------------------------------------------------------------------


                       FISCAL YEAR
                          ENDED
     STRATEGIES          4/30/05
---------------------  -----------
------------------------------------------------------------
Growth (Inception Dat
  Beginning AUV......      $14.964
  End AUV............      $15.725
  Ending Number of
    AUs..............    3,746,736
------------------------------------------------------------------------
Moderate Growth (Ince
  Beginning AUV......      $14.803
  End AUV............      $15.481
  Ending Number of
    AUs..............    4,258,287
------------------------------------------------------------------------------------
Balanced Growth (Ince
  Beginning AUV......      $14.471
  End AUV............      $15.156
  Ending Number of
    AUs..............    3,827,268
------------------------------------------------------------------------------------------------
Conservative Growth (
  Beginning AUV......      $14.295
  End AUV............      $14.915
  Ending Number of
    AUs..............    3,073,683
------------------------------------------------------------------------------------------------------------


     AUV-Accumulation Unit Value

     AU-Accumulation Units

APPENDIX B - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                    [(1+I/(1+J+L)][to the power of N/12] - 1

where:

              I is the interest rate you are earning on the money invested in the FAGP;

              J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

              N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

              L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Withdrawal
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L=0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is              = [(1+I/(1+J+0.005)][to the power of N/12] - 1
                               = [(1.05)/(1.04+0.005)][to the power of 18/12] -
                               1
                               = (1.004785)[to the power of 1.5] - 1
                               = 1.007186 - 1
                               = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is    = [(1+I)/(1+J+0.005)][to the power of N/12] - 1
                     = [(1.05)/(1.06+0.005)][to the power of 18/12] - 1
                     = (0.985915)[to the power of 1.5] - 1
                     = 0.978948 - 1
                     = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                        $4,000 X (-0.021052) = - $84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is    = [(1+I)/(I+J+0.005)][to the power of N/12] - 1
                     = [(1.05)/(1.04+0.005)][to the power of 18/12] - 1
                     = (1.004785)[to the power of 1.5] - 1
                     = 1.007186 - 1
                     = +0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is    = [(1+I)/(I+J+0.005)][to the power of N/12] - 1
                     = [(1.05)/(1.06+0.005)][to the power of 18/12] - 1
                     = (0.985916)[to the power of 1.5] - 1
                     = 0.978949 - 1
                     = -0.021051

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                               $3,760 X (-0.021052) = - $79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

Please forward a copy (without charge) of the Seasons Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date: ---------------  Signed: -----------------------------------

Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                            (Seasons Select II LOGO)


                                   PROSPECTUS


                                August 29, 2005


                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY


                                   issued by


                     AIG SUNAMERICA LIFE ASSURANCE COMPANY


                               in connection with


                         VARIABLE ANNUITY ACCOUNT FIVE



The annuity has several investment choices - Variable Portfolios listed below and if, available, Fixed Accounts. The Variable Portfolios are part of the Seasons Series Trust ("SST").



SELECT PORTFOLIOS
                            Managed by:
LARGE CAP GROWTH            AIG Global Investment Corp., Goldman Sachs Asset Management,
                            L.P., Janus Capital Management LLC.
LARGE CAP COMPOSITE         AIG Global Investment Corp., AIG SunAmerica Asset Management
                            Corp., T. Rowe Price Associates, Inc.
LARGE CAP VALUE             AIG Global Investment Corp., T. Rowe Price Associates, Inc.,
                            Wellington Management Company, LLP.
MID CAP GROWTH              AIG Global Investment Corp., T. Rowe Price Associates, Inc.,
                            Wellington Management Company, LLP.
MID CAP VALUE               AIG Global Investment Corp., Goldman Sachs Asset Management,
                            L.P., Lord, Abbett & Co. LLC.
SMALL CAP                   AIG Global Investment Corp., AIG SunAmerica Asset Management
                            Corp.
                            Salomon Brothers Asset Management Inc.
INTERNATIONAL EQUITY        AIG Global Investment Corp., Goldman Sachs Asset Management
                            Int'l., Lord, Abbett & Co. LLC.
DIVERSIFIED FIXED INCOME    AIG Global Investment Corp., AIG SunAmerica Asset Management
                            Corp.
                            Wellington Management Company, LLP.
STRATEGIC FIXED INCOME      AIG Global Investment Corp., Franklin Advisers, Inc.,
                            Salomon Brothers Asset Management Inc.
CASH MANAGEMENT             Banc of America Capital Management, LLC.
FOCUSED PORTFOLIOS
                            Managed by:
FOCUS GROWTH                Janus Capital Management LLC., Marsico Capital Management
                            LLC., Credit Suisse Asset Management, Inc.
FOCUS GROWTH AND INCOME     AIG SunAmerica Asset Management Corp., Thornburg Investment
                            Management, Inc., Marsico Capital Management LLC.
FOCUS VALUE                 Third Avenue Management, LLC., J.P. Morgan Investment Inc.
                            American Century Investment Management, Inc.
FOCUS TECHNET               AIG SunAmerica Asset Management Corp., BAMCO, Inc., RCM
                            Capital Management LLC.
SEASONS MANAGED ALLOCATION PORTFOLIOS
                            Managed by:
ALLOCATION GROWTH           Ibbotson Investment Advisors, LLC.
ALLOCATION MODERATE GROWTH  Ibbotson Investment Advisors, LLC.
ALLOCATION MODERATE         Ibbotson Investment Advisors, LLC.
ALLOCATION BALANCED         Ibbotson Investment Advisors, LLC.



SEASONS STRATEGIES
                                            Managed by:
GROWTH STRATEGY                             Janus Capital Management LLC., AIG SunAmerica Asset
(WHICH INVESTS IN STOCK PORTFOLIO, ASSET    Management Corp., Wellington Management Company, LLP.,
ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO    Putnam Investment Management, L.L.C., T. Rowe Price
AND MULTI-MANAGED GROWTH PORTFOLIO)         Associates, Inc.
MODERATE GROWTH STRATEGY                    Janus Capital Management LLC., AIG SunAmerica Asset
(WHICH INVESTS IN STOCK PORTFOLIO, ASSET    Management Corp., Wellington Management Company, LLP.,
ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO    Putnam Investment Management, L.L.C., T. Rowe Price
AND MULTI-MANAGED MODERATE GROWTH           Associates, Inc.
PORTFOLIO)
BALANCED GROWTH STRATEGY                    Janus Capital Management LLC., AIG SunAmerica Asset
(WHICH INVESTS IN STOCK PORTFOLIO, ASSET    Management Corp., Wellington Management Company, LLP, Putnam
ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO    Investment Management, L.L.C., T. Rowe Price Associates,
AND MULTI-MANAGED INCOME/EQUITY PORTFOLIO)  Inc.
CONSERVATIVE GROWTH STRATEGY                Janus Capital Management LLC., AIG SunAmerica Asset
(WHICH INVESTS IN STOCK PORTFOLIO, ASSET    Management Corp., Wellington Management Company, LLP.,
ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO    Putnam Investment Management, L.L.C., T. Rowe Price
AND MULTI-MANAGED INCOME PORTFOLIO)         Associates, Inc.


You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.

THIS VARIABLE ANNUITY PROVIDES AN OPTIONAL PAYMENT ENHANCEMENT FEATURE. IF YOU ELECT THIS FEATURE, IN EXCHANGE FOR PAYMENT ENHANCEMENTS CREDITED TO YOUR CONTRACT, YOUR SURRENDER CHARGE SCHEDULE WILL BE LONGER AND GREATER THAN IF YOU CHOSE NOT TO ELECT THIS FEATURE. THESE WITHDRAWAL CHARGES MAY OFFSET THE VALUE OF ANY PAYMENT ENHANCEMENT, IF YOU MAKE AN EARLY WITHDRAWAL.


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.



To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 29, 2005. The SAI has been filed with the United States Securities and Exchange Commissions ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.



In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.



ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.



THESE SECURITIES HAVE NOT HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


GLOSSARY....................................................    3
HIGHLIGHTS..................................................    4
FEE TABLES..................................................    6
   Maximum Owner Transaction Expenses.......................    6
   Separate Account Annual Expenses.........................    6
   Optional Feature Fees....................................    6
   Underlying Fund Expenses.................................    6
EXAMPLES....................................................    7
THE SEASONS SELECT(II) VARIABLE ANNUITY.....................    9
PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY............   10
   Allocation of Purchase Payments..........................   10
   Seasons Rewards Program..................................   11
   Accumulation Units.......................................   12
   Free Look................................................   13
   Exchange Offers..........................................   13
INVESTMENT OPTIONS..........................................   14
   Variable Portfolios......................................   14
   Select and Focused Portfolios............................   15
   Seasons Managed Allocation Portfolios....................   15
   Seasons Strategies.......................................   16
   Fixed Investment Options.................................   19
   Dollar Cost Averaging Program............................   20
   Transfers During the Accumulation Phase..................   20
   Automatic Asset Rebalancing Program......................   22
   Return Plus Program......................................   23
   Voting Rights............................................   23
   Substitution, Addition or Deletion of Variable
     Portfolios.............................................   23
ACCESS TO YOUR MONEY........................................   23
   Free Withdrawal Provision................................   24
   Systematic Withdrawal Program............................   25
   Nursing Home Waiver......................................   25
   Minimum Contract Value...................................   25
   Qualified Contract Owners................................   25
OPTIONAL LIVING BENEFITS....................................   26
   Seasons Income Rewards...................................   26
   Seasons Promise Feature..................................   31
DEATH BENEFIT...............................................   32
   Death Benefit Options....................................   34
   Standard Death Benefit...................................   34
   Optional Enhanced Death Benefit..........................   35
   Optional EstatePlus Benefit..............................   35
   Spousal Continuation.....................................   36
EXPENSES....................................................   37
   Separate Account Charges.................................   37
   Withdrawal Charges.......................................   37
   Underlying Fund Expenses.................................   38
   Contract Maintenance Fee.................................   38
   Transfer Fee.............................................   38
   Optional Seasons Income Rewards Fee......................   38
   Optional Seasons Promise Fee.............................   39
   Optional Enhanced Death Benefit Fee......................   39
   Optional EstatePlus Fee..................................   39
   Premium Tax..............................................   39
   Income Taxes.............................................   39
   Reduction or Elimination of Charges and Expenses and
     Additional Amounts Credited............................   39
INCOME OPTIONS..............................................   40
   Annuity Date.............................................   40
   Income Options...........................................   40
   Fixed or Variable Income Payments........................   41
   Income Payments..........................................   41
   Transfers During the Income Phase........................   41
   Deferment of Payments....................................   42
TAXES.......................................................   42
   Annuity Contracts in General.............................   42
   Tax Treatment of Distributions - Non-Qualified
     Contracts..............................................   42
   Tax Treatment of Distributions - Qualified Contracts.....   42
   Minimum Distributions....................................   43
   Tax Treatment of Death Benefits..........................   44
   Contracts Owned by a Trust or Corporation................   44
   Gifts, Pledges and/or Assignments of a Contract..........   44
   Diversification and Investor Control.....................   44
OTHER INFORMATION...........................................   45
   AIG SunAmerica Life......................................   45
   The Separate Account.....................................   45
   The General Account......................................   45
   Registration Statements..................................   45
   Payments in Connection with Distribution of the
     Contract...............................................   45
   Administration...........................................   46
   Legal Proceedings........................................   46
FINANCIAL STATEMENTS........................................   47
AIG SUNAMERICA LIFE ASSURANCE COMPANY.......................   49
   Financial Statements.....................................   77
   Report of Independent Registered Public Accounting
     Firm...................................................   78
   Consolidated Balance Sheet...............................   79
   Consolidated Statement of Income and Comprehensive
     Income.................................................   81
   Consolidated Statement of Cash Flows.....................   82
   Notes to Consolidated Financial Statements...............   84
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....  108
APPENDIX A - CONDENSED FINANCIALS...........................  A-1
APPENDIX B - SEASONS REWARDS PROGRAM EXAMPLES...............  B-1
APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL
 CONTINUATION...............................................  C-1
APPENDIX D - SEASONS INCOME REWARDS EXAMPLES................  D-1
APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
 OF CERTAIN FEATURES AND BENEFITS...........................  E-1
APPENDIX F - MARKET VALUE ADJUSTMENT ("MVA")................  F-1

GLOSSARY
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.



ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.



ANNUITANT - The person on whose life we base income payments.



ANNUITY DATE - The date on which you select income payments to begin.



ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.



CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.



FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.



INCOME PHASE - The period during which we make income payments to you.



IRS - The Internal Revenue Service.



LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.



MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.



NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").



NYSE - New York Stock Exchange



OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.



PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Seasons Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.



PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.



QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.



TRUST - Refers to the Seasons Series Trust.



UNDERLYING FUNDS - The underlying investment portfolios of the Trust in which the Variable Portfolios invest.



VARIABLE PORTFOLIO(S) - Refers collectively to the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios, and/or Seasons Strategies. The Variable Portfolios invest in the Underlying Funds of the Seasons Series Trust.

HIGHLIGHTS
--------------------------------------------------------------------------------


The Seasons Select(II) Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in the Select Portfolios, Focused Portfolios, Seasons Managed Allocation Portfolios and/or pre-allocated Seasons Strategies ("Variable Portfolios") and available fixed account options. You may also elect to participate in the Seasons Rewards program of the contract that can provide you with Payment Enhancements to invest in your contract in exchange for a longer higher withdrawal charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.


Free Look: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. If you elected to participate in Seasons Rewards, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. PLEASE SEE PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY IN THE PROSPECTUS.


Expenses: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios including distribution charges of up to 0.25%. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The percentage of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Seasons Rewards Program, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE THE FEE TABLE, PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.


Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

Optional Living Benefits: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. SEE OPTIONAL LIVING BENEFITS BELOW.

Death Benefit: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.

Inquiries: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. ELECTING THE SEASONS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE SEASONS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.



IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.


  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING
                                     THESE
    AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES
WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)

If Seasons Rewards is elected...................   9%
If Seasons Rewards is not elected...............   7%

TRANSFER FEE
$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.


CONTRACT MAINTENANCE FEE(2).....................  $35


SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolio)


Mortality and Expense Risk Charge............  1.25%
Distribution Expense Charge..................  0.15%
Optional Enhanced Death Benefit Fee..........  0.15%
Optional EstatePlus Fee(3)...................  0.25%
                                               -----
Total Separate Account Annual Expenses.......  1.80%


OPTIONAL FEATURE FEES

You may elect Seasons Income Rewards or Seasons Promise described below:


OPTIONAL SEASONS INCOME REWARDS FEE
(calculated as a percentage of your Purchase Payments received in the first 90 days adjusted for withdrawals)

CONTRACT YEAR                          ANNUALIZED FEE(4)
-------------                          -----------------
0-7..................................         0.65%
8-10.................................         0.45%
11+..................................         none


                                       ANNUALIZED FEE(4)
                                       -----------------
All Contract Years                            0.65%


OPTIONAL SEASONS PROMISE FEE
(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)


CONTRACT YEAR                          ANNUALIZED FEE(5)
-------------                          -----------------
0-7..................................         0.50%
8-10.................................         0.25%
11+..................................         none


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUST, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST. PLEASE READ IT CAREFULLY BEFORE INVESTING.


UNDERLYING FUND EXPENSES



TOTAL ANNUAL UNDERLYING FUND
OPERATING EXPENSES                MINIMUM   MAXIMUM
----------------------------      -------   -------
(expenses that are deducted from
Underlying Funds, including
management fees, other expenses
and 12b-1 fees, if
applicable).....................   0.35%     1.75%


FOOTNOTES TO THE FEE TABLE:


(1) Seasons Rewards is a bonus program. Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 or 9 years as follows:


YEARS:......................................................   1     2     3     4     5     6     7     8     9    10+
Without Seasons Rewards.....................................  7%    6%    6%    5%    4%    3%    2%    0%    0%    0%
With Seasons Rewards........................................  9%    8%    7%    6%    6%    5%    4%    3%    2%    0%


(2) The contract maintenance fee may be waived if contract value is $50,000 or more.



(3) EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if an optional enhanced death benefit is also elected.



(4) The Seasons Income Rewards feature is an optional guaranteed minimum withdrawal benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.



(5) The Seasons Promise feature is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

                      IF YOU ELECT SEASONS REWARDS PROGRAM

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.80% (including the optional enhanced death benefit and EstatePlus) and investment in an Underlying Fund with total expenses of 1.75%.)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional Seasons Income Rewards feature (0.65% in years 0-7; 0.45% in years 8-10).



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,336   $2,016    $2,810     $4,443


(2) If you annuitize your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $318    $  971    $1,649     $3,457



(3) If you do not surrender your contract and you elect the optional Seasons Income Rewards feature (0.65% in years 0-7; 0.45% in years 8-10).



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $436    $1,316    $2,210     $4,443



MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40% and investment in an Underlying Fund with total expenses of 0.35%.)


(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,087   $1,279    $1,596     $2,162


(2) If you annuitize your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $178     $551     $  949     $2,062


(3) If you do not surrender your contract and you do not elect any optional features:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $187     $579     $  996     $2,162

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

                  IF YOU DO NOT ELECT SEASONS REWARDS PROGRAM

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.80% (including the optional enhanced death benefit and EstatePlus) and investment in an Underlying Fund with total expenses of 1.75%.)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional Seasons Income Rewards feature (0.65% in years 0-7; 0.45% in years 8-10).



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,127   $1,890    $2,567     $4,356


(2) If you annuitize your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $318    $  971    $1,649     $3,457



(3) If you do not surrender your contract and you elect the optional Seasons Income Rewards feature (0.65% in years 0-7; 0.45% in years 8-10).



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $427    $1,290    $2,167     $4,356


MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.40% and investment in an Underlying Fund with total expenses of 0.35%.)


(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $883    $1,168    $1,377     $2,120


(2) If you annuitize your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $178     $551     $  949     $2,062


(3) If you do not surrender your contract and you do not elect any optional features:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $183     $568     $  977     $2,120


                     EXPLANATION OF FEE TABLES AND EXAMPLES


1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.



2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.



3. If you elected other optional features, your expenses would be lower than those shown in these Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.



4. Expense Examples reflecting participation in the Seasons Rewards program reflect the Seasons Rewards withdrawal charge schedule and a 2% upfront Payment Enhancement.



THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

THE SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:


     - TAX DEFERRAL: This means that you do not pay taxes on your earnings from the contract until you withdraw them.



     - DEATH BENEFIT: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.



     - GUARANTEED INCOME: If elected, you receive a stream of income for your lifetime, or another available period you select.



Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.



This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.



The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.



Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.



For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.



This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in the contract for at least 7 years, or 9 years if you elect to participate in the Seasons Rewards Program, SEE FEE TABLES ABOVE. Because of these potentials penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------


An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.



The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.



                                                             MINIMUM
                                      MINIMUM INITIAL       SUBSEQUENT
                                      PURCHASE PAYMENT   PURCHASE PAYMENT
                                      ----------------   ----------------
Qualified                                 $ 2,000              $500
Non-Qualified                             $ 5,000              $500


Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.


We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.



We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.



We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.


ALLOCATION OF PURCHASE PAYMENTS


In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.



Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.


SEASONS REWARDS PROGRAM


If you are age 80 or younger at the time your contract is issued, you may elect to participate in this program. If you elect to participate in the Seasons Rewards program at contract issue, we contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards program may not perform as well as the contract without the feature.



Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Seasons Rewards program. However, you may use other Fixed Accounts, if available, for dollar cost averaging.


ENHANCEMENT LEVELS


Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.


UPFRONT PAYMENT ENHANCEMENT


An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement rate. We periodically review and establish the upfront Payment Enhancement rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.


DEFERRED PAYMENT ENHANCEMENT


A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement rate. We periodically review and establish the deferred Payment Enhancement rates and deferred Payment Enhancement dates. The deferred Payment Enhancement rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.



If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

THE SEASONS REWARDS APPENDIX ILLUSTRATES HOW WE CALCULATE ANY APPLICABLE DEFERRED PAYMENT ENHANCEMENT AMOUNT.



We will not allocate any applicable deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the deferred Payment Enhancement date:



     - You surrender your contract;



     - A death benefit is paid on your contract;



     - You switch to the Income Phase of your contract; or



     - You fully withdraw the corresponding Purchase Payment.


CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:


                                    UPFRONT PAYMENT    DEFERRED PAYMENT
        ENHANCEMENT LEVEL           ENHANCEMENT RATE   ENHANCEMENT RATE
        -----------------           ----------------   ----------------
Under $500,000                             4%                 0%
$500,000 - more                            5%                 0%



The applicable Payment Enhancement rate is that which is in effect, when we receive each purchase payment under your contract. Future Upfront Enhancement Rates may change at any time, but will never be less than 2%. We are currently not offering a Deferred Payment Enhancement Rate. Future Deferred Payment Enhancement Rates may increase or stay the same; there is no minimum Deferred Payment Enhancement Rate. The number of years before which you may receive any applicable future Deferred Payment Enhancement may change as well.


90 DAY WINDOW


As of the 90th day after your contract was issued, we will total your Purchase Payments less withdrawals made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments, less withdrawals, bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Variable Portfolio, for a deferred Look Back Adjustment.



THE SEASONS REWARDS APPENDIX PROVIDES AN EXAMPLE OF THE 90 DAY WINDOW PROVISION.



The Seasons Rewards program may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative regarding the availability of this program.



We reserve the right to modify, suspend or terminate the Seasons Rewards program at any time for prospectively issued contracts and for subsequent Purchase Payments.


ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

     EXAMPLE (CONTRACTS WITH SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.

FREE LOOK


You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.


If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request minus the Free Look Payment Enhancement Deduction, if applicable. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS


From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------


The contract offers Variable Portfolios and, if available, Fixed Accounts. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the Fixed Accounts. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and Fixed Accounts may lower the risk associated with investing only in a Variable Portfolio.


VARIABLE PORTFOLIOS


Each of the Variable Portfolios invests in Underlying Funds of Seasons Series Trust. AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an affiliate of the Company, manages Seasons Series Trust. AIG SAAMCo has engaged subadvisers to provide investment advice for certain of the Underlying Funds.



Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. A professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read carefully the descriptions of each alternative for more details.



YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING INVESTMENT PORTFOLIOS INCLUDING INVESTMENT OBJECTIVE, GOALS AND RISK FACTORS.



Each Variable Portfolio and its respective subadvisers are:



SELECT PORTFOLIOS
LARGE CAP GROWTH            AIG Global Investment Corp. ("AIGGIC"), Goldman Sachs Asset
                            Management, L.P. ("GSAM"), Janus Capital Management LLC.
                            ("Janus")
LARGE CAP COMPOSITE         AIGGIC, AIG SAAMCo, T. Rowe Price Associates, Inc. ("T. Rowe
                            Price")
LARGE CAP VALUE             AIGGIC, T. Rowe Price, Wellington Management Company, LLP.
                            ("Wellington Management")
MID CAP GROWTH              AIGGIC, T. Rowe Price, Wellington Management
MID CAP VALUE               AIGGIC, GSAM, Lord, Abbett & Co. LLC. ("Lord Abbett")
SMALL CAP                   AIGGIC, AIG SAAMCo, Salomon Brothers Asset Management Inc.
                            ("Salomon")
INTERNATIONAL EQUITY        AIGGIC, Goldman Sachs Asset Management Int'l., Lord Abbett
DIVERSIFIED FIXED INCOME    AIGGIC, AIG SAAMCo, Wellington Management
STRATEGIC FIXED INCOME      AIGGIC, Franklin Advisers, Inc., Salomon
CASH MANAGEMENT             Banc of America Capital Management, LLC.

FOCUSED PORTFOLIOS
FOCUS GROWTH                Janus, Marsico Capital Management LLC. ("Marsico"), Credit
                            Suisse Asset Management, Inc.
FOCUS GROWTH AND INCOME     AIG SAMMCo, Thornburg Investment Management, Inc., Marsico
FOCUS VALUE                 Third Avenue Management, LLC., J.P. Morgan Investment Inc.
                            ("J.P. Morgan"), American Century Investment Management,
                            Inc. ("American Century")
FOCUS TECHNET               AIG SAAMCo, BAMCO, Inc., RCM Capital Management LLC.

SEASONS MANAGED ALLOCATION PORTFOLIOS
ALLOCATION GROWTH           Ibbotson Investment Advisors, LLC. ("Ibbotson")
ALLOCATION MODERATE GROWTH  Ibbotson
ALLOCATION MODERATE         Ibbotson
ALLOCATION BALANCED         Ibbotson

SEASONS STRATEGIES
GROWTH STRATEGY                       Janus, AIG SAAMCo, Wellington, Putnam, T. Rowe Price
(which invests in Stock Portfolio,
Asset Allocation: Diversified Growth
Portfolio and Multi-Managed Growth
Portfolio)
MODERATE GROWTH STRATEGY              Janus, AIG SAAMCo, Wellington, Putnam, T. Rowe Price
(which invests in Stock Portfolio,
Asset Allocation: Diversified Growth
Portfolio and Multi-Managed Moderate
Growth Portfolio)
BALANCED GROWTH STRATEGY              Janus, AIG SAAMCo, Wellington, Putnam, T. Rowe Price
(which invests in Stock Portfolio,
Asset Allocation: Diversified Growth
Portfolio and Multi-Managed
Income/Equity Portfolio)
CONSERVATIVE GROWTH STRATEGY          Janus, AIG SAAMCo, Wellington, Putnam, T. Rowe Price
(which invests in Stock Portfolio,
Asset Allocation: Diversified Growth
Portfolio and Multi-Managed Income
Portfolio)


SELECT AND FOCUSED PORTFOLIOS


The contract offers Select Portfolios, each with a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio, each Underlying Fund is multi-managed by a team of three subadvisers. One component of the Underlying Funds is an unmanaged component that tracks a particular target index or subset of an index. The other two components are actively managed. However, the Diversified Fixed Income and Strategic Fixed Income Variable Portfolios do not have an unmanaged component but three components which are all actively managed. The unmanaged component of each Underlying Fund is intended to balance some of the risks associated with an actively traded portfolio.



The contract also offers Focused Portfolios. Each multi-managed Focused Portfolio offers you at least three different professional managers and each of which advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.



Each Select and Focused Portfolio is designed to meet a distinct investment objective facilitated by the management philosophy of three different subadvisers (except for the Cash Management Variable Portfolio). Generally, the Purchase Payments received for allocation to each Select or Focused Portfolio will be allocated equally among the three subadvisers for that Select and Focused Portfolio. Each quarter AIG SAAMCo will evaluate the asset allocation between the three subadvisers of each Select or Focused Portfolio. If AIG SAAMCo determines that the assets have become significantly unequal in allocation among the subadvisers, then the incoming cash flows may be redirected in an attempt to stabilize the allocations. Generally, existing Select and Focused Portfolio assets will not be rebalanced. However, we reserve the right to do so in the event that it is deemed necessary and not adverse to the interests of contract owners invested in the Select and Focused Portfolios.



SEASONS MANAGED ALLOCATION PORTFOLIOS



The contract also offers Seasons Managed Allocation Portfolios each with a different investment goal. Each Seasons Managed Allocation Portfolio is structured as a "fund-of-funds" which means that it pursues its investment goal by investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.



Each Seasons Managed Allocation Portfolio is managed by a professional manager, Ibbotson Associates Advisers, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Seasons Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Seasons Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Seasons Managed Allocation Portfolio's investments in the Select and Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Seasons Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.



This approach allows the Seasons Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.



Each Seasons Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios listed above. The four Seasons Managed Allocation Portfolios are:



SEASONS MANAGED ALLOCATION PORTFOLIOS    OBJECTIVE                           INVESTMENT STRATEGY
Allocation Growth Portfolio              Long-term capital appreciation      Invest primarily in equity-based
                                                                             portfolios. Designed to provide
                                                                             higher growth potential, while
                                                                             maintaining risk at a reasonable
                                                                             level.
Allocation Moderate Growth Portfolio     Long-term capital appreciation      Focuses on equity investing to
                                                                             help maximize growth potential,
                                                                             but also invests a portion of its
                                                                             assets in the bond market for
                                                                             income.
Allocation Moderate Portfolio            Long-term capital appreciation      Combines equity investing with
                                         and moderate current income         increased exposure to fixed income
                                                                             investing. Designed for investors
                                                                             who want growth, but who are also
                                                                             seeking a moderate level of
                                                                             income.
Allocation Balanced Portfolio            Long-term capital appreciation      Offers the greatest exposure to
                                         and income                          fixed income. Designed for
                                                                             investors who need greater balance
                                                                             of growth potential and current
                                                                             income.


SEASONS STRATEGIES


The contract offers Seasons Strategies, each with a different investment objective. Each Seasons Strategy is a Variable Portfolio of the Separate Account and invests in three Underlying Funds of Seasons Series Trust. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.



The Seasons Strategies differ from the other Variable Portfolios because they each invest in more than one Underlying Fund of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy.



The Underlying Funds of Seasons Series Trust in which only the Seasons Strategies can invest are detailed on the pie chart below. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective.



Each Seasons Strategy uses an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds of the Seasons Series Trust. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy does not change for the life of the contract.

SEASONS STRATEGY REBALANCING


Each Seasons Strategy is designed to meet its investment objective by allocating a portion of your money to three different Underlying Funds. At the beginning of each quarter a rebalancing occurs among the Underlying Funds to realign each Seasons Strategy with its distinct percentage investment detailed below in the three Underlying Funds. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate:



     - the asset allocation mix for each Seasons Strategy; and



     - the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.



On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various Underlying Funds according to the percentages set forth on the prior pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.


GROWTH STRATEGY                                                    MODERATE GROWTH STRATEGY
    GOAL: Long-term growth of capital, allocating its assets           GOAL: Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best             with a secondary objective of conservation of principal by
suited for those with longer periods to invest.                    allocating more of its assets to bonds than the Growth
Target Asset Allocation:                                           Strategy. This Seasons Strategy may be best suited for those
    Stocks 80%        Bonds 15%        Cash 5%                     nearing retirement years but still earning income.
                                                                   Target Asset Allocation:
[GROWTH CHART]                                                         Stocks 70%        Bonds 25%        Cash 5%
                                                                   [MODERATE GROWTH CHART]




BALANCED GROWTH STRATEGY                                           CONSERVATIVE GROWTH STRATEGY
    GOAL: Focuses on conservation of principal by investing            GOAL: Capital preservation while maintaining some
in a more balanced weighting of stocks and bonds, with a           potential for growth over the long term. This Seasons
secondary objective of seeking a high total return. This           Strategy may be best suited for those with lower investment
Seasons Strategy may be best suited for those approaching          risk tolerance.
retirement and with less tolerance for investment risk.            Target Asset Allocation:
Target Asset Allocation:                                               Stocks 42%        Bonds 53%        Cash 5%
    Stocks 55%        Bonds 40%        Cash 5%
                                                                   [CONSERVATIVE GROWTH CHART]
[BALANCED GROWTH CHART]

FIXED INVESTMENT OPTIONS


Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.



We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.



There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:



     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.



     - CURRENT RATE: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.



     - RENEWAL RATE: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.



When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.


DOLLAR COST AVERAGING FIXED ACCOUNTS


If you do not elect the Seasons Rewards program, you may invest initial and/or subsequent Purchase Payments in the available DCA Fixed Accounts.



You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.



DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM



The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.



You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.



The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.



     EXAMPLE:



     Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:



MONTH    ACCUMULATION UNIT    UNITS PURCHASED
-----    -----------------    ---------------
  1           $ 7.50                100
  2           $ 5.00                150
  3           $10.00                 75
  4           $ 7.50                100
  5           $ 5.00                150
  6           $ 7.50                100



     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.


TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.



Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.



 TRANSFER POLICIES



We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.



We have adopted the following administrative procedures to discourage Short-Term Trading.



We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.



In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary ("Standard U.S. Mail Policy"). We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts and contracts utilizing third party asset allocation services as described below.


We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.


Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:



     (1) the number of transfers made in a defined period;



     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;



     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;



     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or



     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.



The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time except for purposes of calculating the number of transfers for the Standard U.S. Mail Policy. A calendar year will be used (instead of a contract year) for these contracts. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.



Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.



WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.


AUTOMATIC ASSET REBALANCING PROGRAM


Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.


     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM


The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without putting your Purchase Payment at direct risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.


     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 7 years. If the 7-year Fixed Account is offering a 5% interest rate, Return Plus will allocate $71,069 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios according to your allocation instructions.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.


VOTING RIGHTS


The Company is the legal owner of the Trust's shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.



SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS


We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.


In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


You can access money in your contract by making a partial or total withdrawal and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.



Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes if applicable and a contract maintenance fee. SEE EXPENSES BELOW.



We calculate withdrawal charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.



The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $500, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $500, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.



Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.



We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.



Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.


FREE WITHDRAWAL PROVISION


Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.



Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.



To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."



The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:



     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and


     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.


When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.



During the first year after we issue your contract, your free withdrawal amount is the greater of:



     (1) your penalty-free earnings; or



     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.



After the first contract year, you can take out the greater of the following amounts each year:



     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or


     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example, we will assume a 0% growth rate over the life of the contract, no election of the Seasons Rewards Program or optional enhanced death benefit and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After those free withdrawals your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:



     A=Your contract value at the time of your request for surrender ($80,000)



     B=The amount of your Total Invested Amount still subject to surrender charge ($100,000)



     C=The withdrawal charge percentage applicable to the age of each Purchase
       Payment at the time of full surrender (4%) [B X C = $4,000]



     D=Your full surrender value ($76,000)



If you participate in the Seasons Rewards program you will not receive your deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date.



Although we do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. SEE SEASONS REWARDS PROGRAM ABOVE.


SYSTEMATIC WITHDRAWAL PROGRAM


During the Accumulation Phase, you may elect to receive periodic income payments under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is TO COME. There must be at least TO COME remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply.



The Systematic Withdrawal program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

NURSING HOME WAIVER


If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or MVA on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.


In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

MINIMUM CONTRACT VALUE


Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


QUALIFIED CONTRACT OWNERS


Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.



SEASONS INCOME REWARDS



What are Seasons Income Rewards?



Seasons Income Rewards is an optional living benefit feature designed to help you create a guaranteed income stream. You may elect Seasons Income Rewards, for which you will be charged an annualized fee on a quarterly basis. You are guaranteed to receive withdrawals over a minimum number of years that in total equal Eligible Purchase Payments, as described below, adjusted for withdrawals during the period (the "Benefit"), even if the contract value falls to zero. Seasons Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance. Seasons Income Rewards has rules and restrictions that are discussed more fully below.


What options are currently available?


Three options are currently available.



These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.



Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.



How and when can I elect Seasons Income Rewards?



You may only elect the feature at the time of contract issue. You may not change the option after election. Please refer to the Seasons Income Rewards Summary Table below for the age limitations associated with this feature. Generally, once you elect Seasons Income Rewards, it cannot be cancelled.



Seasons Income Rewards cannot be elected if you elect the Seasons Promise feature. SEE SEASONS PROMISE BELOW. Seasons Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.


How is the Benefit calculated?


In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What are the three Seasons Income Rewards options?



The table below is a summary of the three Seasons Income Rewards options we are currently offering.



SEASONS INCOME REWARDS SUMMARY:



-------------------------------------------------------------------------------------------------
                                                                                      MINIMUM
                                                                                     WITHDRAWAL
                                                                                    PERIOD* (IF
                                                                     MAXIMUM          MAXIMUM
                                                                      ANNUAL           ANNUAL
                                   BENEFIT                          WITHDRAWAL       WITHDRAWAL
                 MAXIMUM         AVAILABILITY       STEP-UP           AMOUNT        AMOUNT TAKEN
 OPTION       ELECTION AGE           DATE            AMOUNT       PERCENTAGE***      EACH YEAR)
-------------------------------------------------------------------------------------------------
    1      Age 80 or younger       3 years          10%* of           10% of          11 years
           on the contract        following        Withdrawal       Withdrawal
           issue date           contract issue    Benefit Base     Benefit Base
                                     date
-------------------------------------------------------------------------------------------------
    2      Age 80 or younger       5 years          20%* of           10% of          12 years
           on the contract        following        Withdrawal       Withdrawal
           issue date           contract issue    Benefit Base     Benefit Base
                                     date
-------------------------------------------------------------------------------------------------
    3      Age 70 or younger       10 years         50%** of          10% of          15 years
           on the contract        following        Withdrawal       Withdrawal
           issue date           contract issue    Benefit Base     Benefit Base
                                     date
-------------------------------------------------------------------------------------------------



* You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.



** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be fewer years if you receive a reduced Step-Up Amount.



*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see Important Information section below.



How are the components for the Seasons Income Rewards calculated?



First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



Second, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.



Third, we determine a STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.



Fourth, we determine a STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.



Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.


What is the fee for Seasons Income Rewards?


The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.



CONTRACT YEAR           ANNUALIZED FEE
-------------  --------------------------------
  0-7 years    0.65% of Withdrawal Benefit Base
 8-10 years    0.45% of Withdrawal Benefit Base
     11+                     None


What are the effects of withdrawals on Seasons Income Rewards?


The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:



     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.



     Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of
     (a) or (b), where:



        a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



        b. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.



     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:



        a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



        b. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.



     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.



     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.



     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.



THE SEASONS INCOME REWARDS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.



What happens if my contract value is reduced to zero?



If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.



To receive your remaining Benefit, you may elect one of the following options:



     1. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or



     2. the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or



     3. any payment option mutually agreeable between you and us.



If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?



A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.



Can my non-spousal beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?



If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.



Can Seasons Income Rewards be cancelled?



Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.



Additionally, the feature automatically terminates upon the occurrence of one of the following:



     1. The Stepped-Up Benefit Base is equal to zero; or



     2. Annuitization of the contract; or



     3. Full surrender of the contract; or



     4. Death benefit is paid; or



     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.



We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.



IMPORTANT INFORMATION ABOUT SEASONS INCOME REWARDS



Seasons Income Rewards is designed to offer protection of your initial investment in the event of a significant market downturn. Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract. The Step-Up Options do not guarantee investment gains. Seasons Income Rewards do not guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day for the Step-Up Options following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.



WITHDRAWALS UNDER THESE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY.



If you elect one of the Seasons Income Rewards options and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date.



Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.



We reserve the right to limit the maximum Eligible Purchase Payments to $1 million. We reserve the right to limit the investment options available under the contract if you elect these features for prospectively issued contracts.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS INCOME REWARDS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SEASONS PROMISE FEATURE

What is Seasons Promise?


Seasons Promise is an optional living benefit offered on your contract. If you elect this feature, you will be charged an annualized fee. At the end of 10 full contract years ("Waiting Period"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s) as specified below (less adjustments for withdrawals). Seasons Promise offers protection in the event that your contract value declines due to unfavorable investment performance.


How can I elect the feature?


You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. You cannot elect the feature if you are age 81 or older on the contract issue date. Seasons Promise is not available if you elect Seasons Income Rewards. SEE SEASONS INCOME REWARDS ABOVE.


Can Seasons Promise be cancelled?


Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the Waiting Period. The feature terminates automatically following the end of the Waiting Period. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the Waiting Period.



How is the Benefit calculated?



The Benefit is a one-time adjustment to your contract in the event that your contract value at the end of the Waiting Period ("Benefit Date") is less than the Purchase Payments made, as follows:



                                            PERCENTAGE OF PURCHASE PAYMENTS INCLUDED IN THE
TIME ELAPSED SINCE THE CONTRACT ISSUE DATE                BENEFIT CALCULATION
------------------------------------------  -----------------------------------------------
                0-90 Days                                        100%
                91 Days +                                         0%



The benefit calculation is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.


Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date multiplied by the applicable percentages in the table above, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.


Payment Enhancements under the Seasons Rewards program are not considered Purchase Payments and are not used in the calculation of the Seasons Promise Base.


What is the fee for Seasons Promise?


The annualized charge will be deducted from your contract value on a quarterly basis throughout the Waiting Period, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

CONTRACT YEAR   ANNUALIZED FEE*
-------------   ---------------
  0-7                0.50%
  8-10               0.25%
  11+                none


* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.



What happens to Seasons Promise upon a spousal continuation?


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated. The Waiting Period starts from the original issue date. The corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.


IMPORTANT INFORMATION ABOUT SEASONS PROMISE



Seasons Promise may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that Seasons Promise would not protect the majority of those payments.



Since Seasons Promise may not guarantee a return of all Purchase Payments at the end of the Waiting Period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the end of the Waiting Period your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the Waiting Period. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce the value of the Benefit.


We will allocate any benefit amount contributed to the contract value on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE SEASONS PROMISE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



DEATH BENEFIT

--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT DEATH BENEFITS

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We will not pay a Deferred Payment Enhancement, if available, on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date. SEE SEASONS REWARDS PROGRAM ABOVE.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:


     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.


If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.



The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.



A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.



EXTENDED LEGACY PROGRAM



The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. A Beneficiary may elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments under the selected income option must begin or under the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another payout option. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.


OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the 5-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult your tax advisor regarding tax implications and your particular circumstances.

DEFINED TERMS


The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.


We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


DEATH BENEFIT OPTIONS



This contract provides a Standard Death Benefit which is automatically included in your contract for no additional fee and optional enhanced death benefits which you may elect for an additional fee. You may elect one of the optional enhanced death benefits below at the time you purchase you contract and you cannot change your election thereafter at any time. The fee for the optional enhanced death benefit is 0.15% annually of the average daily ending net asset value allocated to the Variable Portfolios.


STANDARD DEATH BENEFIT


If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or

     2. Net Purchase Payments received prior to your 86th birthday.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1. Contract value; or

     2. The lesser of:

        a. Net Purchase Payments received prior to your 86th birthday; or

        b. 125% of Contract Value.

OPTIONAL ENHANCED DEATH BENEFIT


OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION



If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:


     1. Contract value; or

     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death plus Net Purchase Payments received after the 75th birthday but prior to the 86th birthday; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus Net Purchase Payments received between the seventh contract anniversary but prior to the 86th birthday.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION


If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:


     1. Contract value; or

     2. Net Purchase Payments received prior to your 86th birthday; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

The Maximum Anniversary Option may only be elected prior to your 83rd birthday.

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. However, if you had elected the Standard Death Benefit option and you die on or after your 90th birthday, your beneficiaries would receive the greater of contract value or Net Purchase Payments received prior to your 86th birthday capped at 125% of contract value. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.


If you purchased your contract prior to August 2, 2004, please refer to the Statement of Additional Information for a description of the death benefit options.



OPTIONAL ESTATEPLUS BENEFIT


EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.

In order to elect EstatePlus, you must have also elected one of the optional enhanced death benefits described above.

You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

-----------------------------------------------------------------------------------------------
     CONTRACT YEAR                 ESTATEPLUS                            MAXIMUM
       OF DEATH                    PERCENTAGE                      ESTATEPLUS BENEFIT
-----------------------------------------------------------------------------------------------
      Years 0 - 4                25% of Earnings              40% of Net Purchase Payments
-----------------------------------------------------------------------------------------------
      Years 5 - 9                40% of Earnings              65% of Net Purchase Payments*
-----------------------------------------------------------------------------------------------
       Years 10+                 50% of Earnings              75% of Net Purchase Payments*
-----------------------------------------------------------------------------------------------

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

-----------------------------------------------------------------------------------------------
     CONTRACT YEAR                 ESTATEPLUS                            MAXIMUM
       OF DEATH                    PERCENTAGE                      ESTATEPLUS BENEFIT
-----------------------------------------------------------------------------------------------
  All Contract Years             25% of Earnings              40% of Net Purchase Payments*
-----------------------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.


What is the EstatePlus Percentage?


We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.


What is the Maximum EstatePlus Benefit?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


SPOUSAL CONTINUATION


The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

EXPENSES
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The annual Separate Account expenses is 1.40% annually of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


WITHDRAWAL CHARGES



During the Accumulation Phase you may take withdrawals from your contract. However, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract.



The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract.


The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.


             WITHDRAWAL CHARGE WITHOUT THE SEASONS REWARDS PROGRAM


        YEAR           1     2     3     4     5     6     7    8+
--------------------  ---   ---   ---   ---   ---   ---   ---   ---
Withdrawal Charge...    7%    6%    6%    5%    4%    3%    2%    0%


               WITHDRAWAL CHARGE WITH THE SEASONS REWARDS PROGRAM


        YEAR           1     2     3     4     5     6     7     8     9    10+
--------------------  ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Withdrawal Charge...    9%    8%    7%    6%    6%    5%    4%    3%    2%   0%

We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 7 complete years, or 9 complete years if you elected to participate in the Seasons Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The withdrawal charge schedules are as follows:



These higher potential withdrawal charges for the Seasons Rewards program may compensate us for the expenses associated with the program.



The Seasons Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Seasons Rewards than the contract without an election of this program.


When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.


UNDERLYING FUND EXPENSES


     INVESTMENT MANAGEMENT FEES


The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.


     12B-1 FEES


Underlying Fund shares are subject to a fee of up to 0.25% imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940.



For more detailed information on these Underlying Fund fees, refer to the prospectus for the Seasons Series Trust.


CONTRACT MAINTENANCE FEE


During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from your contract value on your contract anniversary. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.


If your contract value is $50,000 or more on your contract anniversary date, we are currently waiving this fee. This waiver is subject to change without notice.

TRANSFER FEE


Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.


OPTIONAL SEASONS INCOME REWARDS FEE


The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

CONTRACT YEAR            ANNUALIZED FEE
-------------            --------------
 0-7 years      0.65% of Withdrawal Benefit Base
8-10 years      0.45% of Withdrawal Benefit Base
 11+ years                    none

OPTIONAL SEASONS PROMISE FEE


The annualized fee for the Seasons Promise feature is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is as follows:


CONTRACT YEAR   ANNUALIZED FEE
-------------   --------------
    0-7           0.50   %
   8-10           0.25   %
    11+           none

OPTIONAL ENHANCED DEATH BENEFIT FEE


The fee for the optional enhanced death benefit is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio.


OPTIONAL ESTATEPLUS FEE

The fee for EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio.

PREMIUM TAX


Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.


INCOME TAXES


We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.



REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES AND ADDITIONAL AMOUNTS CREDITED



Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.


The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

INCOME OPTIONS

--------------------------------------------------------------------------------

ANNUITY DATE


During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.



If you participate in the Seasons Rewards Program and switch to the Income Phase prior to a Deferred Payment Enhancement Date, if applicable, we will not allocate any corresponding Deferred Payment Enhancement to your contract. SEE SEASONS REWARDS PROGRAM ABOVE.



Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.



If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.


INCOME OPTIONS


You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.


We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY


This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.



OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY



This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.



OPTION 3 - JOINT AND 100% SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN



This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.



OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN



This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD


This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.


The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the income options.


FIXED OR VARIABLE INCOME PAYMENTS



You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.



INCOME PAYMENTS



We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.


If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.


TRANSFERS DURING THE INCOME PHASE



During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS


We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.


TAXES
--------------------------------------------------------------------------------


NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


ANNUITY CONTRACTS IN GENERAL


The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.


If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS


If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.


You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS


Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.


Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT


If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.


The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL


The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.


The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

OTHER INFORMATION
--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE


The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


THE SEPARATE ACCOUNT


The Company established the Separate Account, Variable Annuity Account Five, under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.


The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT


Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the Company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.



REGISTRATION STATEMENTS



Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

     PAYMENTS TO BROKER-DEALERS


Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 8.0% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

     PAYMENTS WE RECEIVE


In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation from the Trust's investment advisor related to the availability of the Underlying Funds in the contract. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, AIG SAAMCo and/or certain subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.


ADMINISTRATION



We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.



A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United

States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.



AGC Life is a party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, AGC Life believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGC Life's results of operations and financial position.



Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can given no assurance that any further changes in circumstances for AIG will not impact us.



On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.



AIG is the ultimate parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor" and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.



In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.



FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


THE COMPANY AND THE SEPARATE ACCOUNT



The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 are included and the financial statements of Variable Annuity Account Five at April 30, 2005, and for each of the two years in the period ended April 30, 2005, are incorporated by reference in this prospectus in reliance on the reports of Pricewaterhouse-Coopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



AIG SUPPORT AGREEMENT



AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf, all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION



The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.



We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under
Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.



The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:



WASHINGTON, DISTRICT OF COLUMBIA



100 F. Street, N.E., Room 1580



Washington, DC 20549



CHICAGO, ILLINOIS



175 W. Jackson Boulevard



Chicago, IL 60604



NEW YORK, NEW YORK



3 World Financial, Room 4300



New York, NY 10281

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     AIG SunAmerica Life Assurance Company (the "Company") was incorporated as Anchor National Life Insurance Company under the laws of the State of Arizona on April 12, 1965 while the Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, after which time it began doing business under its new name, AIG SunAmerica Life Assurance Company.



     The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement services and asset management.



     The Company has no employees; however, employees of AIGRS and other affiliates of the Company perform various services for the Company. AIGRS had approximately 1,900 employees at December 31, 2004, approximately 1,100 of whom perform services for the Company as well as for certain of its affiliates.



     The Company's primary activities are retirement services, herein discussed as annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts ("GICs"). The asset management operations are conducted by the Company's registered investment advisor subsidiary, AIG SunAmerica Asset Management Corp ("SAAMCo"), and its wholly owned distributor, AIG SunAmerica Capital Services, Inc. ("SACS"), and its wholly owned servicing administrator, AIG SunAmerica Fund Services, Inc. ("SFS"). See Note 13 of Notes to the Consolidated Financial Statements for operating results by segment.



     The Company ranks among the largest U.S. issuers of variable annuity contracts. The Company distributes its products and services through an extensive network of independent broker-dealers, full-service securities firms and financial institutions. In prior years, GICs were marketed directly to banks, municipalities, asset management firms and direct plan sponsors and through intermediaries, such as managers or consultants servicing these groups. In addition to distributing its variable annuity products through its nine affiliated broker-dealers, the Company distributes its products through a vast network of independent broker-dealers, full-service securities firms and financial institutions. In total, more than 84,000 independent sales representatives are appointed to sell the Company's annuity products. The Company's nine affiliated broker-dealers are among the largest networks of registered representatives in the nation. Sales through affiliated broker-dealers accounted for approximately a quarter of the Company's total annuity sales in 2004.



     The Company believes that demographic trends have produced strong consumer demand for long-term, investment-oriented products. According to U.S. Census Bureau projections, the number of individuals between the ages of 45 to 64 grew from 51 million to 69 million from 1994 to 2003, making this age group the fastest-growing segment of the U.S. population. Between 1994 and 2003, annual industry premiums from fixed and variable annuities increased from $155 billion to $267 billion.



     Benefiting from continued strong growth of the retirement savings market, industry sales of tax-deferred savings products have represented, for a number of years, a significantly larger source of new premiums for the U.S. life insurance industry than have traditional life insurance products. Recognizing the growth potential of this market, the Company focuses its life operations on the sale of variable annuity contracts. In recent years, the Company has enhanced its marketing efforts and expanded its offerings of fee-based variable annuity contracts. Variable accounts within the Company's variable annuity business entail no portfolio credit risk and requires significantly less capital support than the fixed accounts of variable annuity contracts ("Fixed Options"), which generate net investment income.

     The following table shows the Company's investment income, net realized investment losses and fee income for the year ended December 31, 2004 by primary product line or service:



                         NET INVESTMENT AND FEE INCOME



                                                     AMOUNT       PERCENT           PRIMARY PRODUCT OR SERVICE
                                                    ---------     --------   -----------------------------------------
                                                    (IN THOUSANDS, EXCEPT
                                                       FOR PERCENTAGES)
Fee income:
  Variable annuity policy fees, net of
    reinsurance...................................  $369,141       42.2%     Variable annuity contracts
  Asset management fees...........................    89,569        10.2     Asset management
  Universal life policy fees, net of
    reinsurance...................................    33,899         3.9     Universal life products
  Surrender charges...............................    26,219         3.0     Fixed and variable annuity contracts
  Other fees......................................    15,753         1.8     Asset management
                                                    --------       -----
  Total fee income................................   534,581        61.1
Investment income.................................   363,594        41.6     Fixed annuity contracts and Fixed Options
Net realized investment losses....................   (23,807)       (2.7)    Fixed annuity contracts and Fixed Options
                                                    --------       -----
Total net investment and fee income...............  $874,368      100.0%
                                                    ========       =====



ANNUITY OPERATIONS - SEPARATE ACCOUNT



     The annuity operations principally engaged in the business of issuing variable annuity contracts directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuity contracts, universal life insurance contracts and GICs directed to the institutional marketplace.



     The Company's variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fees on the amounts earned in variable account options of its variable annuity products held in separate accounts and net investment income on the Fixed Options held in the general account. Variable annuity contracts offer retirement planning features similar to those offered by fixed annuity contracts, but differ in that the contract holder's rate of return is generally dependent upon the investment performance of the particular equity, fixed-income, money market or asset allocation fund selected by the contract holder. Because the investment risk is generally borne by the customer in all but the Fixed Options, these products require significantly less capital support than fixed annuity contracts.



     At December 31, 2004, variable product liabilities were $26.04 billion, of which $22.61 billion were held in separate accounts and $3.43 billion were the liabilities of the Fixed Options, held in the Company's general account. The Company's variable annuity products incorporate incentives, surrender charges and/or other restrictions to encourage persistency. At December 31, 2004, 71% of the Company's variable annuity liabilities held in separate accounts were subject to surrender penalties or other restrictions. The Company's variable annuity products also generally limit the number of transfers made in a specified period between account options without the assessment of a fee. The average size of a new variable annuity contract sold by the Company in 2004 was approximately $74,000.



ANNUITY OPERATIONS - GENERAL ACCOUNT



     The Company's general account obligations are fixed-rate products, principally Fixed Options, but also including fixed annuity contracts, GICs and universal life insurance contracts ("Fixed-Rate Products") issued in prior years. The Fixed Options provide interest rate guarantees of certain periods ranging up to ten years. Although the Company's annuity contracts remain in force an average of seven to ten years, approximately 77% of the reserves for fixed annuity contracts and Fixed Options, as well as the universal life insurance contracts, reprice annually at discretionary rates determined by the Company subject to a minimum rate guarantee ranging from 1.5% to 4.0%, depending on the contract. In repricing, the Company takes into account yield characteristics of its investment portfolio, surrender assumptions and competitive industry pricing, among other factors.



     In prior years, the Company augmented its retail annuity business with the sale of institutional products. At December 31, 2004, the Company had $211.4 million of fixed-maturity, variable-rate GIC obligations that reprice periodically based upon certain defined indices and $3.9 million of fixed-maturity, fixed-rate GICs.

     The Company designs its Fixed-Rate Products and conducts its investment operations in order to closely match the duration and cash flows of the assets in its investment portfolio to its fixed-rate obligations. The Company seeks to achieve a predictable spread between what it earns on its assets and what it pays on its liabilities by investing principally in fixed-rate securities. The Company's Fixed-Rate Products incorporate incentives, surrender charges and other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had incentives, surrender penalties and/or other restrictions at December 31, 2004.



INVESTMENT OPERATIONS



     The Company believes a portfolio principally composed of fixed-rate investments that generate predictable rates of return should back its liabilities for Fixed-Rate Products. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. The majority of the Company's invested assets are managed by an affiliate of AIG. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety.



     For more information concerning the Company's investments, including the risks inherent in such investments, see Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Capital Resources and Liquidity."



ASSET MANAGEMENT OPERATIONS



     Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, SAAMCo, which in turn has two wholly owned subsidiaries: SACS and SFS. Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. This contribution increased the Company's shareholder's equity by $150,653,000. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows have been restated for the years ended December 31, 2003 and 2002 for the addition and subtraction to pretax income of $16,345,000 and $4,464,000, respectively, to reflect the SAAMCo activity.



     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, serving as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.



REGULATION



     The Company, in common with other insurers, is subject to regulation and supervision by the states and jurisdictions in which it does business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to an insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk based capital measurements, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks which may be insured under a single contract, deposits of securities for the benefit of contract holders, methods of accounting, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of contract holders rather than security holders.



     Risk-based capital ("RBC") standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The standards are intended to help identify inadequately capitalized companies and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer's size, but also on the risk profile of the insurer's operations. The RBC Model Law provides four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to actually placing the insurer under regulatory control. The statutory capital and surplus of the Company exceeded its RBC requirements as of December 31, 2004.



     The federal government does not directly regulate the business of insurance, however, the Company, its subsidiaries and its products are governed by federal agencies, including the Securities and Exchange Commission ("SEC"), the Internal Revenue Service and the self-regulatory organization, National Association of Securities Dealers, Inc. ("NASD"). Federal legislation and administrative policies in several areas, including financial services regulation, pension regulation and federal taxation, can significantly and adversely affect the insurance industry. The federal government has from time to time considered legislation relating to the deferral of taxation on the accretion of value within certain annuities and life insurance products, changes in the Employee Retirement Income Security Act regulations, the alteration of the federal income tax structure and the availability of Section 401(k) and individual retirement accounts. Although the ultimate effect of any such changes, if implemented, is uncertain, both the persistency of our existing products and our ability to sell products may be materially impacted in the future.



     Recently there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and life insurers issuing variable annuity products. These inquiries have focused on a number of issues including, among other items, after-hours trading, short-term trading (sometimes referred to as market timing), suitability, revenue sharing arrangements and greater transparency regarding compensation arrangements. There are several rule proposals pending at the SEC, the NASD and on a federal level, which, if passed, could have an impact on the business of the Company and/or its subsidiaries.



COMPETITION



     The businesses conducted by the Company are highly competitive. The Company competes with other life insurers, and also competes for customers' funds with a variety of investment products offered by financial services companies other than life insurance companies, such as banks, investment advisors, mutual fund companies and other financial institutions. In 2003, net annuity premiums written among the top 100 companies ranged from approximately $79 million to approximately $20 billion annually. The Company together with its affiliates ranked third largest of this group. The Company believes the primary competitive factors among life insurance companies for investment-oriented insurance products, such as annuities include product flexibility, net return after fees, innovation in product design, the insurer financial strength rating and the name recognition of the issuing company, the availability of distribution channels and service rendered to the customer before and after a contract is issued. Other factors affecting the annuity business include the benefits (including before-tax and after-tax investment returns) and guarantees provided to the customer and the commissions paid.



AVAILABLE INFORMATION



     AIG SunAmerica Life Assurance Company (the "Company") files annual, quarterly, and current reports and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains annual, quarterly, and current reports and other information that issuers (including the Company) file electronically with the SEC. The SEC's website is http://www.sec.gov. Additionally, any materials the Company files with the SEC may be read and copied at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company does not maintain a website.



     The Company makes available free of charge, Annual Reports on Form 10-K, Quarterly Reports of Form 10-Q and Current Reports of Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after such materials are electronically filed with, or furnished to the SEC.



SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION



     Indemnification for liabilities arising under the 1933 Act is provided to the Company's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the

Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of the Company in connection with the securities registered under this prospectus, the Company will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. The Company will be governed by final judgment of the issue. However, if in the opinion of the Company's counsel this issue has been determined by controlling precedent, the Company will not submit the issue to a court for determination.



DESCRIPTION OF PROPERTY



     The Company's executive offices and its principal office are in leased premises at 1 SunAmerica Center, Los Angeles, California 90067. The Company, through an affiliate, also leases office space in Woodland Hills, California and Jersey City, New Jersey.



     The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its businesses.



SELECTED FINANCIAL DATA



     The following selected financial data of the Company should be read in conjunction with the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which are included elsewhere herein.



     The following selected financial data of the Company for years prior to December 31, 2004 have been restated as if the contribution of SAAMCo and its related subsidiaries were effective as of the earliest period reported below. The following amounts include only the subsidiaries of SAAMCo as of December 31, 2004.



                                                                          YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------------------
                                                              2004       2003       2002       2001       2000
                                                            --------   --------   --------   --------   --------
                                                                               (IN THOUSANDS)
                                                                       RESTATED   RESTATED   RESTATED   RESTATED
Results of Operations
Revenues:
Fee income, net of reinsurance............................  $534,581   $427,091   $444,002   $481,945   $549,970
Investment income.........................................   363,594    402,923    387,355    370,198    398,168
Net realized investment losses............................   (23,807)   (30,354)   (65,811)   (59,784)   (15,177)
                                                            --------   --------   --------   --------   --------
  Total revenues..........................................   874,368    799,660    765,546    792,359    932,961
Benefits and Expenses:
Interest expense..........................................   222,749    240,213    238,129    244,614    264,493
Amortization of bonus interest............................    10,357     19,776     16,277     11,938      3,824
General and administrative expenses.......................   131,612    119,093    115,210     99,232    138,955
Amortization of deferred acquisition costs and other
  deferred expenses.......................................   157,650    160,106    222,484    208,378    154,183
Annual commissions........................................    64,323     55,661     58,389     58,278     56,473
Claims on universal life contracts, net of reinsurance
  recoveries..............................................    17,420     17,766     15,716     17,566     19,914
Guaranteed minimum death benefits, net of reinsurance
  recoveries..............................................    58,756     63,268     67,492     17,839        614
                                                            --------   --------   --------   --------   --------
  Total benefits & expenses...............................   662,867    675,883    733,697    657,845    638,456
                                                            --------   --------   --------   --------   --------
Pretax income before cumulative effect of accounting
  change..................................................   211,501    123,777     31,849    134,514    294,505
Income tax expense........................................     6,410     30,247        160     21,824     94,400
                                                            --------   --------   --------   --------   --------
Net income before cumulative effect of accounting
  change..................................................   205,091     93,530     31,689    112,690    200,105
                                                            --------   --------   --------   --------   --------
Cumulative effect of accounting change, net of tax........   (62,589)        --         --    (10,342)        --
                                                            --------   --------   --------   --------   --------
Net Income................................................  $142,502   $ 93,530   $ 31,689   $102,348   $200,105
                                                            ========   ========   ========   ========   ========



     In 2004, the Company adopted AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), which was recorded as a cumulative effect of accounting change. (See Note 2 of Notes to Consolidated Financial Statements).



     In 2001, the Company adopted EITF 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" and Statement of Financial Accounting Standard 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133), which were recorded as a cumulative effect of accounting change.



                                                                           DECEMBER 31,
                                                -------------------------------------------------------------------
                                                   2004          2003          2002          2001          2000
                                                -----------   -----------   -----------   -----------   -----------
                                                                          (IN THOUSANDS)
                                                               RESTATED      RESTATED      RESTATED      RESTATED
Financial Position
Investments and cash..........................  $ 7,125,986   $ 7,124,633   $ 7,248,324   $ 6,294,148   $ 5,249,827
Variable annuity assets held in separate
  accounts....................................   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Deferred acquisition costs and other deferred
  expenses....................................    1,606,870     1,505,328     1,436,802     1,419,498     1,286,456
Other assets..................................      150,708       162,970       309,221       258,446       177,468
                                                -----------   -----------   -----------   -----------   -----------
Total Assets..................................  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                ===========   ===========   ===========   ===========   ===========
Reserves for fixed annuity and fixed accounts
  of variable annuity contracts...............  $ 3,948,158   $ 4,274,329   $ 4,285,098   $ 3,498,917   $ 2,778,229
Reserves for universal life insurance
  contracts...................................    1,535,905     1,609,233     1,676,073     1,738,493     1,832,667
Reserves for guaranteed investment
  contracts...................................      215,331       218,032       359,561       483,861       610,672
Variable annuity liabilities related to
  separate accounts...........................   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Other payables and accrued liabilities........    1,172,594       794,031       831,138       839,032       268,201
Subordinated notes payable to affiliates......           --        40,960        40,960        47,960        55,119
Deferred income taxes.........................      257,532       242,556       341,935       211,242        81,989
Shareholder's equity..........................    1,754,044     1,613,790     1,459,582     1,152,587     1,086,874
                                                -----------   -----------   -----------   -----------   -----------
Total Liabilities and Shareholder's Equity....  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                ===========   ===========   ===========   ===========   ===========



MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS



     Management's discussion and analysis of financial condition and results of operations of AIG SunAmerica Life Assurance Company (the "Company") for the years ended December 31, 2004 ("2004"), 2003 ("2003") and 2002 ("2002") follows.
Certain prior period amounts have been reclassified to conform to the current period's presentation.



     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.



     Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing, competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associated with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.



CRITICAL ACCOUNTING POLICIES



     The Company considers its most critical accounting policies those policies with respect to valuation of certain financial instruments, amortization of deferred acquisition costs ("DAC") and other deferred expenses and the reserve for guaranteed benefits. In the implementation of each of the aforementioned policies, management is required to exercise its judgment on both a quantitative and qualitative basis. Further explanation of how management exercises that judgment follows.



     Valuation of Certain Financial Instruments: Gross unrealized losses on debt and equity securities available for sale amounted to $27.1 million at December 31, 2004. In determining if and when a decline in fair value below amortized cost is other than temporary, the Company evaluates at each reporting period the market conditions, offering prices, trends of earnings, price multiples, and other key measures for investments in debt and equity securities. In particular, for debt securities, the Company assesses the probability that all amounts due are collectible according to the contractual terms of the obligation. When such a decline in value is deemed to be other than temporary, the Company recognizes an impairment loss in the current period operating results to the extent of the decline (See also discussion within "Capital Resources and Liquidity" herein).



     Securities in the Company's portfolio with a carrying value of approximately $813.0 million at December 31, 2004 do not have readily determinable market prices. For these securities, the Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale. The Company's ability to liquidate its positions in these securities will be impacted to a significant degree by the lack of an actively traded market, and the Company may not be able to dispose of these investments in a timely manner. Although the Company believes its estimates reasonably reflect the fair value of those securities, the key assumptions about the risk-free interest rates, risk premiums, performance of underlying collateral, if any, and other factors may not reflect those of an active market.



     Amortization of Deferred Acquisition Costs and Other Deferred Expenses:
Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. Such costs are deferred and amortized over the estimated lives of the annuity contracts. Approximately 81% of the amortization of DAC and other deferred expenses was attributed to policy acquisition costs deferred by the annuity operations and 19% was attributed to the distribution costs deferred by the asset management operations. For the annuity operations, the Company amortizes DAC and other deferred expenses based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, Fixed Options and universal life insurance contracts) supporting these obligations, costs of providing contract guarantees and the level of expenses necessary to administer the policies. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when current or estimates of future gross profits to be realized from its annuity contracts are revised as more fully described below. Substantially all of the DAC balance attributed to annuity operations at December 31, 2004 related to variable annuity contracts.



     DAC amortization on annuities is impacted by surrender rates, claims costs, and the actual and assumed future growth rate of the assets supporting the Company's obligations under annuity policies. With respect to Fixed Options, the growth rate depends on the yield on the general account assets supporting those annuity contracts. With respect to the variable options of the variable annuity contracts, the growth rate depends on the performance of the investment options available under the annuity contract and the allocation of assets among these various investment options.



     The assumption the Company uses for the long-term annual net growth rate of the separate account assets in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows it to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would be approximately 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate assumption (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.



     For the asset management operations, the Company defers distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or a contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). These costs are amortized on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. The carrying value of the deferred asset is subject to continuous review based on projected Distribution Fee Revenue. Amortization of deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.



     Reserve for Guaranteed Benefits: Pursuant to the adoption of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") which was adopted on January 1, 2004, the Company is required to recognize a liability for guaranteed minimum death benefits and other guaranteed benefits. In calculating the projected liability, five thousand stochastically generated investment performance scenarios were developed using the Company's best estimates. These assumptions included, among others, mean equity return and volatility, mortality rates and lapse rates. The estimation of cash flow and the determination of the assumptions used require judgment, which can, at times, be subjective.



     Several of the guaranteed benefits are sensitive to equity market conditions. The Company uses the purchase of reinsurance and capital market hedging strategies to mitigate the risk of paying benefits in excess of account values as a result of significant downturns in equity markets. Risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility. Reinsurance or hedges are secured when the cost is less than the risk reduction. The Company expects to use either additional reinsurance or capital market hedges for risk mitigation on an opportunistic basis. Despite the purchase of reinsurance or hedges, the reinsurance or hedge secured may be inadequate to completely offset the effects of changes in equity markets.



BUSINESS SEGMENTS



     Effective January 1, 2004, SunAmerica Life Insurance Company (the "Parent"), the parent of the Company, contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo"), which in turn has two wholly owned subsidiaries:
AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS"). This contribution increased the Company's shareholder's equity by approximately $150.7 million (see Note 1 of Notes to Consolidated Financial Statements). Effective January 1, 2004, the Company's earnings include the asset management operations of SAAMCo, SACS and SFS. Prior year results have been restated to account for this contribution as if it had occurred at the beginning of the earliest period presented.



     The Company has two business segments: annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts. The Company focuses primarily on the marketing of variable annuity products. The variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fee income on amounts invested in the variable account options and net investment spread on the Fixed Options.



     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, servicing as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.



RESULTS OF OPERATIONS



     NET INCOME totaled $142.5 million in 2004, compared with $93.5 million in 2003 and $31.7 million in 2002.



     CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX reflected the adoption of SOP 03-1 on January 1, 2004. The Company recorded a loss of $62.6 million, net of tax, which is recognized in the consolidated statement of income and comprehensive income as a cumulative effect of accounting change for the year ended December 31, 2004.



     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $211.5 million in 2004, compared with $123.8 million in 2003 and $31.8 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee and asset management fee income, partially offset by lower investment income and higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to reductions in net realized investment losses and amortization of DAC and other expenses.



     INCOME TAX EXPENSE totaled $6.4 million in 2004, $30.2 million in 2003 and $0.2 million in 2002 representing effective tax rates of 3%, 24% and 1%, respectively. The tax expense in 2004 included the benefit of $39.7 million resulting from the reduction of the prior year tax liability based on additional information becoming available. Excluding this benefit the effective tax rate is 22% in 2004. The unusually low effective tax rate for 2002 is due primarily to the lower relative pretax income without corresponding reductions in permanent tax differences. See Note 11 of the Notes to Consolidated Financial Statements for a reconciliation of income tax expense to the federal statutory rate.



ANNUITY OPERATIONS



     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $176.9 million in 2004, compared with $98.7 million in 2003 and $27.7 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee income and lower amortization of deferred acquisition costs and other deferred expenses partially offset by higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to lower net realized investment losses and improved net investment income as customers allocated more dollars to the fixed rate portion of variable annuity contracts.



     NET INVESTMENT SPREAD, a non-GAAP measure, represents investment income less interest credited to Fixed-Rate Products is a key measurement used by the Company in evaluating the profitability of its annuity business. Investment income includes income earned on invested assets, as well as the mark-to-market on both purchased derivatives and embedded derivatives inherent in certain product guarantees. Accordingly, the Company presents an analysis of net investment spread because the Company has determined this measure to be useful and meaningful.



     In evaluating its investment yield and net investment spread, the Company calculates average invested assets using the amortized cost of bonds, notes and redeemable preferred stocks. This basis does not include unrealized gains and losses, which are reflected in the carrying value (i.e., fair value) of those investments pursuant to Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". In the calculation of average invested assets, the Company excludes collateral received from a securities lending program, which is offset by a securities lending payable in the same amount. The Company participates in a securities lending program with an affiliated agent, pursuant to which it lends its securities and primarily takes cash as collateral with respect to the securities lent. Participation in securities lending agreements provides additional net investment income for the Company, resulting from investment income earned on the collateral, less interest paid on the securities lending agreements and the related management fees paid to an affiliate to administer the program.

     An analysis of net investment spread and a reconciliation to pretax income before cumulative effect of accounting change is presented in the following table:



                                                                  YEARS ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2004        2003        2002
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Investment income...........................................  $ 362,631   $ 398,304   $ 377,556
Interest credited to fixed annuity contracts and Fixed
  Options...................................................   (140,889)   (153,636)   (142,973)
Interest credited to universal life insurance contracts.....    (73,745)    (76,415)    (80,021)
Interest credited to guaranteed investment contracts........     (6,034)     (7,534)    (11,267)
                                                              ---------   ---------   ---------
Net investment spread.......................................    141,963     160,719     143,295
Net realized investment losses..............................    (24,100)    (30,354)    (65,811)
Fee income, net of reinsurance..............................    429,259     344,908     358,983
Amortization of bonus interest..............................    (10,357)    (19,776)    (16,277)
General and administrative expenses.........................    (93,188)    (83,013)    (79,287)
Amortization of DAC and other deferred expenses.............   (126,142)   (137,130)   (171,583)
Annual commissions..........................................    (64,323)    (55,661)    (58,389)
Claims on UL contracts, net of reinsurance recoveries.......    (17,420)    (17,766)    (15,716)
Guaranteed benefits, net of reinsurance recoveries..........    (58,756)    (63,268)    (67,492)
                                                              ---------   ---------   ---------
Pretax income before cumulative effect of accounting
  change....................................................  $ 176,936   $  98,659   $  27,723
                                                              =========   =========   =========



     Net investment spread totaled $142.0 million in 2004, compared to $160.7 million in 2003 and $143.3 million in 2002. These amounts equal 2.28% on average invested assets (computed on a daily basis) of $6.22 billion in 2004, 2.37% on average invested assets of $6.66 billion in 2003 and 2.41% on average invested assets of $6.09 billion in 2002. The decrease in net investment spread in 2004 from 2003 reflected results from lower average invested assets as discussed below and reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2003 and 2004. The increase in net investment spread in 2003 from 2002 resulted from substantial growth in average invested assets and effective management of interest crediting rates to offset lower yields available on invested assets.



     The components of net investment spread were as follows:



                                                                     YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   -----------
                                                                      (DOLLARS IN THOUSANDS)
Net investment spread.......................................  $   141,963   $   160,719   $   143,295
Average invested assets.....................................    6,216,792     6,656,360     6,086,517
Average interest-bearing liabilities........................   (5,942,627)   (6,407,102)   (5,962,521)
Yield on average invested assets............................         5.83%         5.98%         6.20%
Rate paid on average interest-bearing liabilities...........         3.71          3.71          3.93
                                                              -----------   -----------   -----------
Difference between yield and interest rate paid.............         2.12%         2.27%         2.27%
                                                              ===========   ===========   ===========
Net investment spread as a percentage of average invested
  assets....................................................         2.28%         2.41%         2.35%
                                                              ===========   ===========   ===========



     The decline in average invested assets resulted primarily from net exchanges from Fixed Options into the separate accounts of variable annuity contracts, partially offset by new deposits of Fixed Options. Deposits of Fixed Options and renewal deposits on its universal life insurance contracts totaled $1.41 billion 2004, $1.58 billion in 2003 and $1.78 billion in 2002, and are primarily deposits for the Fixed Options. Deposits of Fixed Options represent 24% in 2004, 27% in 2003 and 34% in 2002, of the related reserve balances at the beginning of the respective periods.



     Net investment spread includes the effect of income earned or interest paid on the difference between average invested assets and average interest-bearing liabilities. Average invested assets exceeded average interest-bearing liabilities by $274.2 million in 2004, compared with $249.3 million in 2003 and $124.0 million in 2002. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities was 2.12% in 2004 and 2.27% in 2003 and 2.27% in 2002.

     Investment income (and the related yields on average invested assets) totaled $362.6 million (5.83%) in 2004, compared with $398.3 million (5.98%) in 2003 and $377.6 million (6.20%) in 2002. The decrease in the investment yield primarily reflects the reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2002, 2003 and 2004, as well as a $4.3 million reduction in income from the mark to market of the S&P 500 put options and the guaranteed minimum account value and guaranteed minimum withdrawal benefit embedded derivatives in 2004. Excluding the impact of the put options and embedded derivatives, investment income would have been $361.6 million (5.82%) and $393.0 million (5.90%) in 2004 and 2003, respectively. Expenses incurred to manage the investment portfolio amounted to $2.5 million in 2004, $2.3 million in 2003 and $2.4 million in 2002. These expenses are included as a reduction of investment income in the consolidated statement of income and comprehensive income.



     Interest expense (and the related rate paid on average interest-bearing liabilities) totaled $220.7 million (3.71%) in 2004, $237.6 million (3.71%) in 2003 and $234.3 million (3.93%) in 2002. Interest-bearing liabilities averaged $5.94 billion during 2004, $6.41 billion during 2003 and $5.96 billion during 2002.



     NET REALIZED INVESTMENT LOSSES totaled $24.1 million in 2004, $30.4 million in 2003 and $65.8 million in 2002 and include impairment writedowns of $21.1 million, $54.1 million and $57.3 million, respectively. Thus, net realized losses from sales and redemptions of investments totaled $3.0 million in 2004, compared with net realized gains of $23.7 million in 2003 and net realized losses of $8.5 million in 2002.



     The Company sold or redeemed invested assets, principally bonds and notes, aggregating $1.97 billion in 2004, $2.21 billion in 2003 and $1.60 billion in 2002. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales and redemptions of investments fluctuate from period to period, and represent 0.05%, 0.36% and 0.14% of average invested assets for 2004, 2003 and 2002, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.



     Impairment writedowns include $21.1 million, $54.1 million and $57.3 million of provisions principally applied to bonds in 2004, 2003 and 2002, respectively. Impairment writedowns represent 0.34%, 0.81% and 0.96% of average invested assets in the respective periods. For the five years ended December 31, 2004, impairment writedowns as a percentage of average invested assets have ranged from 0.34% to 1.27% and have averaged 0.75%. Such writedowns are based upon estimates of the fair value of invested assets and recorded when declines in the value of such assets are considered to be other than temporary. Actual realization will be dependent upon future events.



     VARIABLE ANNUITY POLICY FEES, NET OF REINSURANCE are generally based on the market value of assets in the separate accounts supporting variable annuity contracts. Such fees totaled $369.1 million in 2004, $281.4 million in 2003 and $286.9 million in 2002 and are net of reinsurance premiums of $28.6 million, $30.8 million and $22.5 million, respectively. The increased fees in 2004 compared to 2003 primarily reflect the improved equity market conditions in 2004 and the latter part of 2003, and the resulting favorable impact on market values of the assets in the separate accounts. The decreased fees in 2003 as compared to 2002 reflected increased reinsurance premiums. Variable annuity policy fees represent 1.8%, 1.7% and 1.7% of average variable annuity assets in 2004, 2003 and 2002, respectively. Variable annuity assets averaged $20.41 billion, $16.32 billion and $16.45 billion during the respective periods. Variable annuity deposits, which exclude deposits allocated to the Fixed Options, totaled $2.65 billion in 2004, $1.73 billion in 2003 and $1.18 billion in 2002. These amounts represent 14%, 12% and 6% of variable annuity reserves at the beginning of the respective periods. The increase in variable annuity deposits in 2004 and 2003 reflected increased demand for variable annuity products due to the improved equity market conditions in 2004 and the latter part of 2003. Transfers from the Fixed Options to the separate accounts are not classified as variable annuity deposits. Accordingly, changes in variable annuity deposits are not necessarily indicative of the ultimate allocation by customers among fixed and variable account options of the Company's variable annuity products.



     Sales of variable annuity products (which include deposits allocated to the Fixed Options) ("Variable Annuity Product Sales") amounted to $4.01 billion, $3.27 billion and $2.92 billion in 2004, 2003 and 2002, respectively.

Such sales primarily reflect those of the Company's Polaris and Seasons families of variable annuity products. The Company's variable annuity products are primarily multi-manager variable annuities that offer investors a choice of several variable funds as well as up to seven fixed funds, depending on the product. The increase in Variable Annuity Product Sales in 2004 and 2003 reflects the generally improved equity market conditions in 2004 and the latter part of 2003.



     The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, federal initiatives are proposed that could affect the taxation of annuities (see "Regulation").



     With respect to all reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. Due to the high credit ratings and periodic monitoring of these ratings of the reinsurers, such risks are considered to be minimal.



     UNIVERSAL LIFE INSURANCE POLICY FEES, NET OF REINSURANCE amounted to $33.9 million in 2004, $35.8 million in 2003 and $36.3 million in 2002 and are net of reinsurance premiums of $34.3 million, $33.7 million and $34.1 million, respectively. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. The administrative fees are assessed based on the number of policies in force as of the end of each month. The Company acquired its universal life insurance contracts as part of the acquisition of business from MBL Life Assurance Corporation on December 31, 1998 and does not actively market such contracts. Such fees represent 2.20%, 2.23% and 2.17% of average reserves for universal life insurance contracts in the respective periods.



     SURRENDER CHARGES on variable annuity and universal life insurance contracts totaled $26.2 million in 2004, $27.7 million in 2003 and $32.5 million in 2002. Surrender charge periods range from zero to nine years from the date a deposit is received. Surrender charges generally are assessed on withdrawals at declining rates.



     GENERAL AND ADMINISTRATIVE EXPENSES totaled $93.2 million in 2004, $83.0 million in 2003 and $79.3 million in 2002. The increase in 2004 results from higher information technology costs and payroll related expenses resulting from the servicing of a larger block of annuity contracts. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.



     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES totaled $126.1 million in 2004, compared with $137.1 million in 2003 and $171.6 million in 2002. DAC amortization in 2003 reflected a declining market which led to higher DAC amortization (i.e. impairments on specific products) during the first nine months of 2003 and is partially offset by an $18.0 million DAC unlocking. The higher amortization in 2002 was primarily related to lower estimates of future gross profits on variable annuity contracts compared to the prior years in light of the downturn in the equity markets in 2002, and additional variable annuity product sales over the last twelve months and the subsequent amortization of related deferred commissions and other direct selling costs.



     ANNUAL COMMISSIONS totaled $64.3 million in 2004, compared with $55.7 million in 2003 and $58.4 million in 2002. Annual commissions generally represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. The vast majority of the Company's average balances of its variable annuity products are currently subject to such annual commissions.



     CLAIMS ON UNIVERSAL LIFE CONTRACTS, NET OF REINSURANCE RECOVERIES totaled $17.4 million in 2004, compared with $17.8 million in 2003 and $15.7 million in 2002 (net of reinsurance recoveries of $34.2 million in 2004, $34.0 million in 2003 and $29.2 million in 2002). The change in such claims resulted principally from changes in mortality experience and the reinsurance recoveries there on.



     GUARANTEED BENEFITS, NET OF REINSURANCE RECOVERIES on variable annuity contracts totaled $58.8 million in 2004, compared with $63.3 million in 2003 and $67.5 million in 2002 and are net of reinsurance recoveries of $2.7 million, $8.0 million and $8.4 million, respectively. These guaranteed benefits consist primarily of guaranteed minimum death benefits as well as immaterial amounts of earnings enhancement benefits and guaranteed minimum income benefits. These guarantees are described in more detail in the following paragraphs. The decrease during 2004 reflects the generally improved equity market conditions in 2004 and the latter part of 2003. Downturns in the equity markets could increase these expenses.



     Guaranteed minimum death benefits ("GMDB") are issued on a majority of the Company's variable annuity products. GMDB provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of
(1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by the contract holder. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. On January 1, 2004, the Company recorded a liability for guaranteed benefits including GMDB (see Note 2 of Notes to Consolidated Financial Statements) pursuant to adoption of a new accounting standard, SOP 03-1.



     Earnings enhancement benefit ("EEB") is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.



     Guaranteed minimum income benefit ("GMIB") is a feature the Company offers on certain variable annuity products. This feature provides a minimum fixed annuity payment guarantee for those contract holders who choose to receive fixed lifetime annuity payments after a seven, nine, or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The Company has eliminated offering a GMIB feature that guarantees a return in excess of the amount to be annuitized in order to mitigate its exposure.



     Guaranteed minimum account value ("GMAV") is a feature the Company offers on certain variable annuity products in the third quarter of 2002. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMAV benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.



     Guaranteed minimum withdrawal benefit ("GMWB") is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period, as elected by the contract holder at the time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMWB benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

     Management expects substantially all of the Company's near-term exposure to guaranteed benefits will relate to GMDB and EEB. As sales of products with other guaranteed benefits increase, the Company expects these other guarantees to have an increasing impact on operating results, under current hedging strategies.



ASSET MANAGEMENT OPERATIONS



     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $34.6 million in 2004, compared to $25.1 million in 2003 and $4.1 million in 2002. The increases in 2004 from 2003 resulted from the impact of higher average asset base and higher margin on account servicing fees, partially offset by increased amortization of DAC and other deferred expenses. The increase in 2003 from 2002 resulted from decreased amortization of DAC and other deferred expenses.



     ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed by SAAMCo in its mutual funds and certain variable annuity portfolios. Such fees totaled $89.6 million on average assets managed of $9.65 billion in 2004, $66.7 million on average assets managed of $8.15 billion in 2003 and $66.4 million on average assets managed of $7.64 billion in 2002. The increase in asset management fees is primarily the result of a higher average asset base and higher margin on account servicing fees. Mutual fund sales, excluding sales of money market accounts and private accounts, totaled $2.14 billion in 2004, compared to $2.23 billion in 2003 and $1.67 billion in 2002. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $1.56 billion in 2004, $1.55 billion in 2003 and $1.55 billion in 2002, which represent 20%, 25% and 25%, respectively, of average related mutual fund assets. The 4% decrease in mutual fund sales in 2004 compared to 2003 primarily reflects generally difficult equity market conditions in the second and third quarters of 2004. The increase in sales in 2003 principally reflects increasing demand for equity products, due to generally improved equity market conditions in the latter part of 2003.



     GENERAL AND ADMINISTRATIVE EXPENSES totaled $38.4 million in 2004, $36.1 million in 2003 and $35.9 million in 2002. General and administrative expenses increased in 2004 due primarily to higher employee-related costs.



     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES includes amortization of distribution costs that totaled $31.5 million in 2004, compared with $23.0 million in 2003 and $35.9 million in 2002. The increased amortization in 2004 was primarily due to additional mutual fund sales and amortization of the deferred commissions thereon. In 2002, amortization of deferred acquisition costs and other deferred expenses included additional amortization of $24.2 million, resulting from certain distribution costs whose carrying value exceeded projected revenue.



CAPITAL RESOURCES AND LIQUIDITY



     SHAREHOLDER'S EQUITY increased to $1.75 billion at December 31, 2004 from $1.61 billion at December 31, 2003 due to $142.5 million of net income and $49.1 million of capital contribution from Parent partially offset by a $49.1 million tax effect on a distribution of investment and a $2.5 million dividend to the Parent.

     INVESTMENTS AND CASH at December 31, 2004 totaled $7.13 billion, compared with $7.14 billion at December 31, 2003. The Company's invested assets are managed by an affiliate. The following table summarizes the Company's portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") and other investments and cash at December 31, 2004 and 2003:



                                                                 DECEMBER 31, 2004         DECEMBER 31, 2003
                                                              -----------------------   -----------------------
                                                                 FAIR      PERCENT OF      FAIR      PERCENT OF
                                                                VALUE      PORTFOLIO      VALUE      PORTFOLIO
                                                              ----------   ----------   ----------   ----------
BOND PORTFOLIO:                                                    (IN THOUSANDS, EXCEPT FOR PERCENTAGES)
U.S. government securities..................................  $   30,300       0.4%     $   24,292       0.3%
Mortgage-backed securities..................................     956,567      13.4       1,191,817      16.7
Securities of public utilities..............................     332,038       4.7         365,150       5.1
Corporate bonds and notes...................................   2,902,829      40.8       2,697,142      37.9
Redeemable preferred stocks.................................      21,550       0.3          22,175       0.3
Other debt securities.......................................     917,743      12.9       1,205,224      16.9
                                                              ----------     -----      ----------     -----
Total Bond Portfolio........................................   5,161,027      72.5       5,505,800      77.2
Mortgage loans..............................................     624,179       8.7         716,846      10.1
Common stocks...............................................       4,902       0.1             727       0.0
Cash and short-term investments.............................     201,117       2.8         133,105       1.9
Securities lending collateral...............................     883,792      12.4         514,145       7.2
Other invested assets.......................................     250,969       3.5         254,010       3.6
                                                              ----------     -----      ----------     -----
Total investments and cash..................................  $7,125,986     100.0%     $7,124,633     100.0%
                                                              ==========     =====      ==========     =====



     The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of the Bond Portfolio is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.



     THE BOND PORTFOLIO, which constituted 72% of the Company's total investment portfolio at December 31, 2004, had an aggregate fair value that was $153.2 million greater than its amortized cost at December 31, 2004, compared with $154.6 million at December 31, 2003.



     At December 31, 2004, the Bond Portfolio had an aggregate fair value of $5.16 billion and an aggregate amortized cost of $5.01 billion. At December 31, 2004, the Bond Portfolio (excluding $21.6 million of redeemable preferred stocks) included $4.50 billion of bonds rated by Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's") or Fitch ("Fitch") and $638.1 million of bonds rated by the National Association of Insurance Commissioners ("NAIC") or the Company pursuant to statutory ratings guidelines established by the NAIC. At December 31, 2004, approximately $4.75 billion of the Bond Portfolio was investment grade, including $986.8 million of mortgage-backed securities ("MBS") and U.S. government/agency securities.



     At December 31, 2004, the Bond Portfolio included $386.4 million of bonds that were not investment grade. These non-investment-grade bonds accounted for approximately 1% of the Company's total assets and approximately 5% of its invested assets. Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. An economic downturn could produce higher than average issuer defaults on the non-investment-grade securities, which could cause the Company's investment returns and net income to decline. At December 31, 2004, the Company's non-investment-grade bond portfolio consisted of 171 issues with no single issuer representing more than 10% of the total non-investment-grade portfolio. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial services and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

     The table below summarizes the Company's rated bonds by rating classification as of December 31, 2004.



                      RATED BONDS BY RATING CLASSIFICATION



             ISSUES RATED BY                          ISSUES NOT RATED BY
            S&P/MOODY'S/FITCH                 S&P/MOODY'S/FITCH, BY NAIC CATEGORY                      TOTAL
------------------------------------------   -------------------------------------   ------------------------------------------
S&P/MOODY'S/FITCH  AMORTIZED    ESTIMATED        NAIC       AMORTIZED   ESTIMATED    AMORTIZED    ESTIMATED    PERCENT OF TOTAL
   CATEGORY(1)        COST      FAIR VALUE   CATEGORY(2)      COST      FAIR VALUE      COST      FAIR VALUE   INVESTED ASSETS
-----------------  ----------   ----------   ------------   ---------   ----------   ----------   ----------   ----------------
                                                    (DOLLARS IN THOUSANDS)
AAA+ to A-
(Aaa to A3)
[AAA to A-]        $2,888,647   $2,964,803        1         $266,034     $270,334    $3,154,681   $3,235,137        45.40%

BBB+ to BBB-
(Baa to Baa3)
[BBB+ to BBB-]      1,203,109    1,233,692        2          276,973      284,221     1,480,082    1,517,913        21.30%

BB+ to BB-
(Bal to Ba3)
[BB+ to BB-]          133,070      138,091        3           36,371       36,462       169,441      174,553         2.45%

B+ to B-
(Bl to B3)
[B+ to B-]            129,347      140,699        4           11,600       11,524       140,947      152,223         2.14%

CCC+ to CCC-
(Caal to Caa3)
[CCC+ to CCC-]         18,954       19,353        5            7,305        6,695        26,259       26,048         0.37%

CC to D
(Ca to C)
[CC to D]               1,842        4,722        6           14,476       28,880        16,318       33,602         0.47%
                   ----------   ----------                  --------     --------    ----------   ----------
TOTAL RATED
ISSUES             $4,374,969   $4,501,360                  $612,759     $638,116    $4,987,728   $5,139,476
                   ==========   ==========                  ========     ========    ==========   ==========



Footnotes to the table of Rated Bonds by Rating Classification



(1)S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's and Fitch ratings if rated by multiple agencies.



(2)Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for non-defaulted bonds plus one category 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $131.5 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.



     The valuation of invested assets involves obtaining a fair value for each security. The source for the fair value is generally from market exchanges, with the exception of non-traded securities.



     Another aspect of valuation pertains to impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. In general, a security is considered a candidate for impairment if it meets any of the following criteria:



     - Trading at a significant discount to par, amortized cost (if lower) or cost for an extended period of time;



     - The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or



     - In the opinion of the Company's management, it is unlikely the Company will realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.



     Once a security has been identified as potentially impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price.



     The Company has the ability to hold any security to its stated maturity. Therefore, the decision to sell reflects the judgment of the Company's management that the security sold is unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflects management's judgment that the risk-discounted anticipated ultimate recovery is less than the value achieved on sale.



     As a result of these policies, the Company recorded pretax impairment writedowns of $21.1 million, $54.1 million and $57.3 million in 2004, 2003 and 2002, respectively. No individual impairment loss, net of DAC and taxes, during the year exceeded 10% of the Company's net income for the year ended December 31, 2004.



     Excluding the impairments noted above, the changes in fair value for the Company's Bond Portfolio, which constitutes the vast majority of the Company's investments, were recorded as a component of other comprehensive income in shareholder's equity as unrealized gains or losses.



     At December 31, 2004, the fair value of the Company's Bond Portfolio aggregated $5.16 billion. Of this aggregate fair value, approximately 0.03% represented securities trading at or below 75% of amortized cost. The impact of unrealized losses on net income will be further mitigated upon realization, because realization will result in current decreases in the amortization of DAC and decreases in income taxes.



     At December 31, 2004, approximately $3.91 billion, at amortized cost, of the Bond Portfolio had a fair value of $4.09 billion resulting in an aggregate unrealized gain of $180.3 million. At December 31, 2004, approximately $1.10 billion, at amortized cost, of the Bond Portfolio had a fair value of $1.07 billion resulting in an aggregate unrealized loss of $27.1 million. No single issuer accounted for more than 10% of unrealized losses. Approximately 36%, 15% and 11% of unrealized losses were from the financial services, transportation and noncyclical consumer products industries, respectively. No other industry accounted for more than 10% of unrealized losses.



     The amortized cost of the Bond Portfolio in an unrealized loss position at December 31, 2004, by contractual maturity, is shown below.



                                                              AMORTIZED COST
                                                              --------------
                                                              (IN THOUSANDS)
Due in one year or less.....................................    $   46,250
Due after one year through five years.......................       422,237
Due after five years through ten years......................       389,073
Due after ten years.........................................       243,973
                                                                ----------
Total.......................................................    $1,101,533
                                                                ==========

     The aging of the Bond Portfolio in an unrealized loss position at December 31, 2004 is shown below:


                          LESS THAN OR EQUAL TO 20%         GREATER THAN 20% TO 50%              GREATER THAN 50%
                              OF AMORTIZED COST                OF AMORTIZED COST                OF AMORTIZED COST
                       -------------------------------   ------------------------------   ------------------------------
                       AMORTIZED    UNREALIZED           AMORTIZED   UNREALIZED           AMORTIZED   UNREALIZED
MONTHS                    COST         LOSS      ITEMS     COST         LOSS      ITEMS     COST         LOSS      ITEMS
------                 ----------   ----------   -----   ---------   ----------   -----   ---------   ----------   -----
                                                            (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73     $    --     $    --       --      $ --        $  --        --
  7-12                    387,123      (6,808)     57          --          --       --        --           --        --
  >12                     171,695      (7,108)     22      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,014,636    $(18,044)    152     $17,477     $(4,046)       3      $ --        $  --        --
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Below Investment
  Grade Bonds
  0-6                  $   28,496    $ (1,806)     13     $    --     $    --       --      $452        $(292)        3
  7-12                      8,773        (489)      8          --          --       --        --           --        --
  >12                      31,699      (2,467)     11          --          --       --        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $   68,968    $ (4,762)     32     $    --     $    --       --      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Total Bonds
  0-6                  $  484,314    $ (5,934)     86     $    --     $    --       --      $452        $(292)        3
  7-12                    395,896      (7,297)     65          --          --       --        --           --        --
  >12                     203,394      (9,575)     33      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,083,604    $(22,806)    184     $17,477     $(4,046)       3      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====


                                    TOTAL
                       -------------------------------
                       AMORTIZED    UNREALIZED
MONTHS                    COST         LOSS      ITEMS
------                 ----------   ----------   -----
                           (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73
  7-12                    387,123      (6,808)     57
  >12                     189,172     (11,154)     25
                       ----------    --------     ---
  Total                $1,032,113    $(22,090)    155
                       ==========    ========     ===
Below Investment
  Grade Bonds
  0-6                  $   28,948    $ (2,098)     16
  7-12                      8,773        (489)      8
  >12                      31,699      (2,467)     11
                       ----------    --------     ---
  Total                $   69,420    $ (5,054)     35
                       ==========    ========     ===
Total Bonds
  0-6                  $  484,766    $ (6,226)     89
  7-12                    395,896      (7,297)     65
  >12                     220,871     (13,621)     36
                       ----------    --------     ---
  Total                $1,101,533    $(27,144)    190
                       ==========    ========     ===



     In 2004, the pretax realized losses incurred with respect to the sale of fixed-rate securities in the Bond Portfolio was $12.6 million. The aggregate fair value of securities sold was $140.3 million, which was approximately 92% of amortized cost. The average period of time that securities sold at a loss during 2004 were trading continuously at a price below amortized cost was approximately 21 months.



     The valuation for the Company's Bond Portfolio comes from market exchanges or dealer quotations, with the exception of non-traded securities. The Company considers non-traded securities to mean certain fixed income investments and certain structured securities. The aggregate fair value of these securities at December 31, 2004 was approximately $813.0 million. The Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale.



     For certain structured securities, the carrying value is based on an estimate of the security's future cash flows pursuant to the requirements of Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The change in carrying value is recognized in income.



     Each of these investment categories is regularly tested to determine if impairment in value exists. Various valuation techniques are used with respect to each category in this determination.



     Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $277.2 million at December 31, 2004. Secured Loans are senior to subordinated debt and equity and are secured by assets of the issuer. At December 31, 2004, Secured Loans consisted of $190.1 million of privately traded securities and $87.1 million of publicly traded securities. These Secured Loans are composed of loans to 59 borrowers spanning 10 industries, with 26%, 18%, 15%, 12% and 11% from the utilities, telecommunications, transportation, noncyclical consumer products and cyclical consumer products industries, respectively. No other industry constituted more than 10% of these assets.



     While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans.



     MORTGAGE LOANS aggregated $624.2 million at December 31, 2004 and consisted of 100 commercial first mortgage loans with an average loan balance of approximately $6.2 million, collateralized by properties located in 30 states. Approximately 32% of this portfolio was office, 17% was manufactured housing, 17% was multifamily residential, 11% was industrial, 11% was hotels, and 12% was other types. At December 31, 2004, approximately 27%, 11% and 10% of this portfolio were secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of this portfolio was secured by properties located in any other single state. At December 31, 2004, 13 mortgage loans have an outstanding balance of $10 million or more, which collectively aggregated approximately 45% of this portfolio. At December 31, 2004, approximately 42% of the mortgage loan portfolio consisted of loans with balloon payments due before January 1, 2008. During 2004 and 2003, loans delinquent by more than 90 days, foreclosed loans and structured loans have not been significant in relation to the total mortgage loan portfolio.



     Substantially all of the mortgage loan portfolio has been originated by the Company under its underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.



     SECURITIES LENDING COLLATERAL totaled $883.8 million at December 31, 2004, compared to $514.1 million at December 31, 2003, and consisted of cash collateral invested in highly rated short-term securities received in connection with the Company's securities lending program. The increase in securities lending collateral in 2004 results from increased demand for securities in the Company's portfolio. Although the cash collateral is currently invested in highly rated short-term securities, the applicable collateral agreements permit the cash collateral to be invested in highly liquid short and long-term investment portfolios. At least 75% of the portfolio's short-term investments must have external issue ratings of A-1/P-1, one of the highest ratings for short-term credit quality. Long-term investments include corporate notes with maturities of five years or less and a credit rating by at least two nationally recognized statistical rating organizations ("NRSRO"), with no less than a S&P rating of A or equivalent by any other NRSRO.



     ASSET-LIABILITY MATCHING is utilized by the Company in an effort to minimize the risks of interest rate fluctuations and disintermediation (i.e. the risk of being forced to sell investments during unfavorable market conditions). The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's Fixed-Rate Products incorporate incentives, surrender charges and/or other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had surrender penalties or other restrictions at December 31, 2004.



     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its Fixed-Rate Products and conducting its investment operations to closely match the duration and cash flows of the fixed-rate assets to that of its fixed-rate liabilities. The fixed-rate assets in the Company's asset-liability modeling include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; policy loans; and investments in limited partnerships that invest primarily in fixed-rate securities. At December 31, 2004, these assets had an aggregate fair value of $6.17 billion with an option-adjusted duration of 3.2 years. The Company's fixed-rate liabilities include Fixed

Options, as well as universal life insurance, fixed annuity and GIC contracts. At December 31, 2004, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $5.54 billion with an option-adjusted duration of 3.6 years. The Company's potential exposure due to a relative 10% decrease in prevailing interest rates from its December 31, 2004 levels is a loss of approximately $0.3 million, representing an increase in fair value of its fixed-rate liabilities that is not offset by an increase in fair value of its fixed-rate assets. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.



     Option-adjusted duration is a common measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5.0 years is expected to decrease in value by approximately 5%. The Company estimates the option-adjusted duration of its assets and liabilities using a number of different interest rate scenarios, assuming continuation of existing investment and interest crediting strategies, including maintaining an appropriate level of liquidity. Actual company and contract owner behaviors may be different than was assumed in the estimate of option-adjusted duration and these differences may be material.



     A significant portion of the Company's fixed annuity contracts (including the Fixed Options) has reached or is near the minimum contractual guaranteed rate (generally 3%). Continual declines in interest rates could cause the spread between the yield on the portfolio and the interest rate credited to policyholders to deteriorate.



     The Company has had the ability, limited by minimum interest rate guarantees, to respond to the generally declining interest rate environment in the last five years by lowering crediting rates in response to lower investment returns. See the earlier discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" for additional information on the calculation of investment yield and net investment spread used by the Company's management as a key component in evaluating the profitability of its annuity business. The trends experienced during 2004, 2003 and 2002 in the Company's yield on average invested assets and rate of interest credited on average interest-bearing liabilities, compared to the market trend in long-term interest rates as illustrated by the average ten-year U.S. Treasury bond rate, are presented in the following table:



                                                              2004   2003   2002
                                                              ----   ----   ----
AVERAGE 10-YEAR U.S. TREASURY BOND RATE:....................  4.26%  4.01%  4.61%
AIG SunAmerica Life Assurance Company:
  Average yield on Bond Portfolio...........................  5.66   5.75   6.23
  Rate paid on average interest-bearing liabilities.........  3.71   3.71   3.93



     Since the Company's investing strategy is to hold fixed-rate assets for long-term investment, the Company's average yield tends to trail movements in the average U.S. treasury yield. For further discussion on average yield on the bond portfolio and the rate paid on average interest-bearing liabilities, see discussion on "Investment Spread."



     As a component of its asset-liability management strategy, the Company may utilize interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.



     The Company seeks to enhance its spread income with dollar roll repurchase agreements ("Dollar Roll Repos"). Dollar Roll Repos involve a sale of MBS by the Company and an agreement to repurchase substantially similar MBS at a later date at an agreed upon price. No Dollar Roll Repos were outstanding at December 31, 2004. The Company also seeks to provide liquidity by investing in MBS. MBS are generally investment-grade securities collateralized by large pools of mortgage loans. MBS generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.



     There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Dollar Roll Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Dollar Roll Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements are intended to hedge variable-rate assets or liabilities. The primary risk associated with MBS is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase such a security, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once such a security is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.



     INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In conducting these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.



     The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days. Impairment losses on securitized assets are recognized if the fair value of the security is less than its book value, and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date.



     DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $40.1 million of bonds at December 31, 2004, and constituted approximately 0.6% of total invested assets. At December 31, 2003, defaulted investments totaled $49.6 million of bonds, which constituted approximately 0.7% of total invested assets.



     SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, reverse repurchase agreement capacity on invested assets and, if required, proceeds from invested asset sales. The Company's liquidity is primarily derived from operating cash flows from annuity operations. At December 31, 2004, approximately $4.09 billion of the Bond Portfolio had an aggregate unrealized gain of $180.3 million, while approximately $1.07 billion of the Bond Portfolio had an aggregate unrealized loss of $27.1 million. In addition, the Company's investment portfolio currently provides approximately $44.0 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity products have been more than sufficient in amount to satisfy the Company's liquidity needs.



     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing Fixed-Rate Products to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Dollar Roll Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.



     In a declining interest rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its Fixed-Rate Products. Should increased liquidity be required for withdrawals, the

Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.



     If a substantial portion of the Company's Bond Portfolio diminished significantly in value and/or defaulted, the Company would need to liquidate other portions of its investment portfolio and/or arrange financing. Such events that may cause such a liquidity strain could be the result of economic collapse or terrorist acts.



     Management believes that the Company's liquid assets and its net cash provided by operations will enable the Company to meet any foreseeable cash requirements for at least the next twelve months.



GUARANTEES AND OTHER COMMITMENTS



     The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195.4 million. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent, under which the Parent will share in $62.6 million of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service examined the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.



     At December 31, 2004, the Company held reserves for GICs with maturity dates as follows: $186.5 million in 2005 and $28.8 million in 2024.



RECENTLY ISSUED ACCOUNTING STANDARDS



     In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." (For further discussion see Note 2 of Notes to Consolidated Financial Statements.)



CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE



     None.



QUANTITATIVE AND QUALITATIVE DISCLOSURES



     The quantitative and qualitative disclosures about market risk are contained in the Asset-Liability Matching section of Management's Discussion and Analysis of Financial Condition and Results of Operations.



DIRECTORS AND OFFICERS



     Directors are elected for one year terms at the annual meeting of the shareholder. They receive no additional compensation for serving as directors. The board of directors elects executive officers to one year terms subject to removal at the board's discretion. The directors and principal officers of AIG SunAmerica Life Assurance Company (the "Company") as of March 31, 2005 are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).



                                                        YEAR
                                                      ASSUMED     OTHER POSITIONS AND OTHER BUSINESS               DIRECTOR
NAME                       AGE    PRESENT POSITION    POSITION     EXPERIENCE WITHIN LAST FIVE YEARS     FROM-TO    SINCE
----                       ---   -------------------  --------   -------------------------------------  ---------  --------
Jay S. Wintrob*..........  48    Chairman and Chief     2001     Chief Executive Officer, AIGRS,        2001-        1990
                                 Executive Officer               SunAmerica Life Insurance Company      2001-
                                                                 ("SALIC") and First SunAmerica Life
                                                                 Insurance Company ("FSA")              2001-
                                                                 President, FSA                         2000-
                                                                 President, AIGRS                       1998-2000
                                                                 Chief Operating Officer, AIGRS         1995-2000
                                                                 Vice Chairman, AIGRS (Joined AIGRS in
                                                                 1987)
James R. Belardi*........  48    Senior Vice            1994     President, SALIC                       2002-        1990
                                 President                       Executive Vice President, AIGRS        1995-
                                                                 (Joined AIGRS in 1986)
Marc H. Gamsin*..........  49    Senior Vice            1999     Executive Vice President, AIGRS        2001-        2000
                                 President                       Senior Vice President, SALIC and FSA   1999-
                                                                 Executive Vice President SunAmerica    1998-
                                                                 Investments, Inc.
N. Scott Gillis*.........  51    Senior Vice            2003     Chief Financial Officer, AIGRS, SALIC  2003-        2000
                                 President and Chief             and FSA                                2002-
                                 Financial Officer               Senior Vice President, AIGRS           2000-
                                                                 Controller, AIGRS                      1998-2002
                                                                 Vice President, AIGRS (Joined AIGRS
                                                                 in 1985)
Jana W. Greer*...........  53    President              2002     Executive Vice President, AIGRS        2001-        1993
                                                                 President, SunAmerica Retirement       1996-
                                                                 Markets, Inc.                          1994-
                                                                 Senior Vice President, SALIC and FSA   1992-2000
                                                                 Senior Vice President, AIGRS (Joined
                                                                 AIGRS in 1974)
Michael J. Akers.........  55    Senior Vice            2003     Chief Actuary, AIGRS                   2003-          --
                                 President                       Senior Vice President, SALIC and FSA   2003-
                                                                 Senior Vice President, AIGRS           2002-
                                                                 Senior Vice President and Chief        1999-2002
                                                                 Actuary, The Variable Annuity Life
                                                                 Insurance Company
Christine A. Nixon.......  40    Senior Vice            2003     Senior Vice President, General         2003-          --
                                 President, General              Counsel and Secretary, SALIC and FSA
                                 Counsel and                     Chief Compliance Officer, AIGRS        2003
                                 Secretary                       Secretary and Deputy Chief Legal       2002-
                                                                 Counsel, AIGRS                         2000-
                                                                 Vice President, AIGRS (Joined AIGRS    1997-2000
                                                                 in 1993)
                                                                 Associate General Counsel, AIGRS
Gregory M. Outcalt.......  42    Senior Vice            2000     Vice President, SunAmerica             2002-          --
                                 President                       Investments, Inc.                      2000-
                                                                 Senior Vice President, SALIC and FSA
                                                                 (Joined AIGRS in 1986)
Stewart Polakov..........  45    Senior Vice            2003     Senior Vice President and Controller,  2003-          --
                                 President and                   FSA and SALIC
                                 Controller                      Vice President, SALIC and FSA (Joined  1997-2003
                                                                 AIGRS in 1991)
Edwin R. Raquel..........  47    Senior Vice            1995     Senior Vice President and Chief        1995-          --
                                 President and Chief             Actuary, SALIC and FSA (Joined AIGRS
                                 Actuary                         in 1990)
Mallary L. Reznik........  36    Vice President         2005     Vice President, FSA                    2005-          --
                                                                 Associate General Counsel, AIGRS       1998-

                                                        YEAR
                                                      ASSUMED     OTHER POSITIONS AND OTHER BUSINESS               DIRECTOR
NAME                       AGE    PRESENT POSITION    POSITION     EXPERIENCE WITHIN LAST FIVE YEARS     FROM-TO    SINCE
----                       ---   -------------------  --------   -------------------------------------  ---------  --------
Stephen J. Stone.........  46    Vice President         2005     Vice President, FSA                    2005-          --
                                                                 Senior Portfolio Manager, Allstate     1989-2004
                                                                 Insurance Company
Edward T. Texeria........  40    Vice President         2003     Vice President, SALIC and FSA          2003-          --
                                                                 Assistant Controller, AIGRS            2003-
                                                                 Assistant Controller, SALIC and FSA    2000-2003
                                                                 Senior Manager, Assurance and          1994-2000
                                                                 Advisory Business Services, Ernst &
                                                                 Young LLP


---------------


*Also serves as a director



     The Company does not have an audit committee and relies on the Audit Committee of the Board of Directors of AIG.



EXECUTIVE COMPENSATION



     The Company's executive officers provide services for the Company, its subsidiaries and, for certain officers, its affiliates. Allocations have been made to the Company and its subsidiaries based upon each individual's time devoted to his or her duties for the Company and its subsidiaries. All compensation information provided under this Item 11 is based on these allocations.



     The following table sets forth allocable compensation awarded to, earned by or paid to the Company's chief executive officer and four other most highly compensated executive officers for the years ended December 31, 2004, 2003 and 2002:



                           SUMMARY COMPENSATION TABLE



                                                                          LONG TERM COMPENSATION
                                          ANNUAL COMPENSATION           ---------------------------
                                   ----------------------------------     SECURITIES                                      SICO
NAME AND                                                 OTHER ANNUAL     UNDERLYING        LTIP         ALL OTHER        LTIP
PRINCIPAL POSITION          YEAR    SALARY    BONUS(1)   COMPENSATION   OPTIONS (#)(2)   PAYOUTS(3)   COMPENSATION(4)   AWARDS(5)
------------------          ----   --------   --------   ------------   --------------   ----------   ---------------   ---------
Jay S. Wintrob............  2004   $ 84,500   $104,000     $21,580           6,500        $194,526      $    5,068      $341,484
  Chief Executive Officer   2003     86,125     71,500      18,330          10,400         183,365           3,041            --
                            2002    316,050    215,600      56,840          19,600         719,992       2,467,413       907,088
Jana W. Greer.............  2004    329,648    517,634          --           6,762         417,973          18,109       695,051
  President                 2003    318,000    371,353          --          10,560         327,366          17,208            --
                            2002    220,789    111,250          --           4,005         363,902       2,014,889       556,054
Peter A. Harbeck..........  2004    254,567    442,500          --           7,500         364,920          14,475       531,927
  President & Chief         2003    331,250    390,000          --          13,000         389,782          18,950            --
  Executive Officer, Asset  2002    223,269    160,000      50,000           6,500         444,581       1,512,950       590,070
  Management
N. Scott Gillis...........  2004     69,863     65,138          --           1,782          36,437           5,360       170,217
  Senior Vice President     2003     69,317     58,050          --           3,240          24,726           6,448            --
  and Chief Financial       2002     61,027     71,750          --           2,460          49,230         169,465       104,361
  Officer
Christine A. Nixon........  2004     92,250     50,840          --           2,009          20,997           7,558        64,619
  Senior Vice President,    2003     89,038     39,600          --           3,600          15,860           7,889            --
  General Counsel and       2002     46,142     27,900          --           1,395          14,839          65,863        57,387
  Secretary


---------------


(1)Amounts represent year-end and bonuses paid quarterly pursuant to a quarterly bonus program sponsored by AIG and marketing incentives.



(2)Amounts represent the number of shares of common stock of AIG subject to options granted during the year indicated.



(3)Amounts shown represent payments under the Company's 2000 and 2001 Five-Year Deferred Bonus Plans. Awards were granted under these plans in 2000 and 2001 and additional grants are not anticipated. Each award pays out in 20% installments over five years of continued employment. The last installment is to be paid in 2006.



(4)Amounts shown primarily represent Company matching contributions under the 401(k) Plan and the Executive Savings Plan. Additionally, the 2002 amounts shown for Mr. Wintrob, Ms. Greer, Mr. Harbeck, Mr. Gillis and Ms. Nixon include allocated retention bonuses awarded in connection with the acquisition of SunAmerica Inc. by AIG consummated on January 1, 1999.



(5)The SICO LTIP awards were granted by Starr International Company, Inc. pursuant to its Deferred Compensation Profit Participation Plan (the "SICO Plan").



     The following table summarizes certain information with respect to the allocable portion of grants of options to purchase AIG common stock which were granted during 2004 to the individuals named in the Summary Compensation Table.



                             OPTION GRANTS IN 2004



                                                                                                   POTENTIAL REALIZABLE VALUE*
                                                         PERCENTAGE OF                              AT ASSUMED ANNUAL RATES OF
                                            NUMBER OF    TOTAL OPTIONS                                STOCK APPRECIATION FOR
                                            SECURITIES   GRANTED TO AIG   EXERCISE                         OPTION TERM
                                DATE OF     UNDERLYING     EMPLOYEES      PRICE PER   EXPIRATION   ----------------------------
NAME                             GRANT      OPTIONS(1)   DURING 2004(2)     SHARE        DATE      5 PERCENT(3)   10 PERCENT(4)
----                           ----------   ----------   --------------   ---------   ----------   ------------   -------------
Jay S. Wintrob...............  12/16/2004     6,500           0.19%        $64.47      12/16/14      $263,510       $667,875
Jana W. Greer................  12/16/2004     6,762           0.20%         64.47      12/16/14       274,131        694,795
Peter A. Harbeck.............  12/16/2004     7,500           0.22%         64.47      12/16/14       304,050        770,625
N. Scott Gillis..............  12/16/2004     1,782           0.05%         64.47      12/16/14        72,242        183,101
Christine A. Nixon...........  12/16/2004     2,009           0.06%         64.47      12/16/14        81,445        206,425


---------------


 * Options would have no realizable value if there were no appreciation or if there were depreciation from the price at which options were granted.



(1)All options relate to shares of common stock of AIG and were granted pursuant to AIG's Amended and Restated 1999 Stock Option Plan at an exercise price equal to the fair market value of such stock at the date of grant. The option grants in 2004 provide that 25 percent of the options granted on any date become exercisable on each anniversary date in each of the successive four years and expire ten years from the date of grant.



(2)It is impractical to determine the percent the grant represents of total options granted to the Company's employees, since the Company has no employees. The percentage is provided with regard to options granted to employees of AIG and its subsidiaries.



(3)The appreciated price per share at 5 percent is $105.01 per share.



(4)The appreciated price per share at 10 percent is $167.22 per share.



     The following table summarizes certain information with respect to the allocable exercise of options to purchase AIG common stock during 2004 by the individuals named in the Summary Compensation Table and the allocable unexercised options to purchase AIG common stock held by such individuals at December 31, 2004 based on the allocations described above.



      AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 2004



                      AND DECEMBER 31, 2004 OPTION VALUES



                                                                         NUMBER OF
                                                                   SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                      SHARES                         DECEMBER 31, 2004           DECEMBER 31, 2004(2)
                                    ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                                 EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                -----------   -----------   -----------   -------------   -----------   -------------
Jay S. Wintrob....................    21,101      $1,368,055       95,143        21,288       $ 4,474,328      $98,683
Jana W. Greer.....................    53,023       3,315,702      259,354        61,642        11,565,498       87,719
Peter A. Harbeck..................    14,428         710,616       57,373        45,471         1,464,499       94,203
N. Scott Gillis...................     1,144          50,969       12,170         8,937           275,270       30,452
Christine A. Nixon................     3,549         203,628       12,983         9,364           377,754       34,657


---------------


(1)Aggregate market value on date of exercise (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.



(2)Aggregate market value on December 31, 2004 (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.

     The following table summarizes certain information with respect to benefits granted under the SICO Plan which were granted during 2002 (with respect to the 2003-2004 period) to the individuals named in the Summary Compensation Table.



                       SICO LONG-TERM INCENTIVE PLANS(1)



                                                               NUMBER    UNIT AWARD      ESTIMATED
NAME                                                          OF UNITS     PERIOD      FUTURE PAYOUTS
----                                                          --------   ----------   ----------------
Jay S. Wintrob..............................................    325      Two years        5,200 shares
Jana W. Greer...............................................    882      Two years       10,584 shares
Peter A. Harbeck............................................    675      Two years        8,100 shares
N. Scott Gillis.............................................    216      Two years        2,592 shares
Christine A. Nixon..........................................    123      Two years          984 shares


---------------


(1)Awards represent grants of units under the SICO Plan with respect to the two-year period from January 1, 2003 through December 31, 2004. The SICO Plan contains neither threshold amounts nor maximum payout limitations. The number of shares of AIG common stock, if any, allocated to a unit for the benefit of a participant in the SICO Plan is primarily dependent upon two factors: the growth in future earnings of AIG during the unit award period and the book value of AIG at the end of the award period. Prior to earning the right to payout, the participant is not entitled to any equity interest with respect to such shares, and the shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries prior to normal retirement age other than by death or disability.



EMPLOYEE BENEFIT PLANS



     The Company participates in several employee benefit plans sponsored by AIG.



     RETIREMENT PLANS: The American International Group, Inc. Retirement Plan (the "AIG Plan") is a non-contributory, qualified, defined benefit plan. For employees of AIGRS and its subsidiaries, the formula equals .925% times Average Final Compensation (defined as the average annual compensation, which includes base pay and sales commissions, subject to limitations for certain highly compensated employees imposed by law, during the three consecutive years in the last ten years of credited service affording the highest such average) up to 150% of the employee's "covered compensation" (the average of the Social Security Wage Bases during the 35 years preceding the Social Security retirement age), plus 1.425% times Average Final Compensation in excess of 150% of the employee's "covered compensation" times years of credited service up to 35 years; plus 1.425% times Average Final Compensation times years of credited service in excess of 35 years but limited to 44 years.



     AIG also has in place the AIG Excess Retirement Income Plan ("AIG Excess Plan") for employees participating in the AIG Plan whose benefits under the AIG Plan are limited by applicable tax laws. The AIG Excess Plan provides benefits in excess of the AIG Plan benefits determined as if the benefit under the AIG Plan has been calculated without the limitations imposed by applicable tax laws. The AIG Excess Plan is a nonqualified, unfunded plan.



     AIG also has approved a Supplemental Executive Retirement Plan ("AIG SERP") which provides annual benefits to certain employees of AIGRS and its subsidiaries, not to exceed 60% of Average Final Compensation, that accrue at a rate of 2.4% of Average Final Compensation for each year of service or fraction thereof for each full month of active employment. The benefit payable under the AIG SERP is reduced by payments from the AIG Plan, the AIG Excess Plan, Social Security and any payments from a qualified pension plan of a prior employer.

     Annual amounts of normal retirement pension commencing at normal retirement age of 65 based upon Average Final Compensation and credited service under the AIG Plan and the AIG Excess Plan are illustrated in the following table:



                       ESTIMATED ANNUAL PENSION AT AGE 65



AVERAGE FINAL
COMPENSATION    10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS    40 YEARS
-------------   --------   --------   --------   --------   --------   --------   ----------
 $  125,000     $ 14,341   $ 21,512   $ 28,682   $ 35,853   $ 43,024   $ 50,194   $   59,100
 $  150,000       17,904     26,856     35,807     44,759     53,711     62,663       73,350
 $  175,000       21,466     32,199     42,932     53,666     64,399     75,132       87,600
 $  200,000       25,029     37,543     50,057     62,572     75,086     87,600      101,850
 $  225,000       28,591     42,887     57,182     71,478     85,774    100,069      116,100
 $  250,000       32,154     48,231     64,307     80,384     96,461    112,538      130,350
 $  300,000       39,279     58,918     78,557     98,197    117,836    137,475      158,850
 $  375,000       49,966     74,949     99,932    124,916    149,899    174,882      201,600
 $  400,000       53,529     80,293    107,057    133,822    160,586    187,350      215,850
 $  500,000       67,779    101,668    135,557    169,447    203,336    237,225      272,850
 $  750,000      103,404    155,106    206,807    258,509    310,211    361,913      415,350
 $1,000,000      139,029    208,543    278,057    347,572    417,086    486,600      557,850
 $1,200,000      167,529    251,293    335,057    418,822    502,586    586,350      671,850
 $1,400,000      196,029    294,043    392,057    490,072    588,086    686,100      785,850
 $1,600,000      224,529    336,793    449,057    561,322    673,586    785,850      899,850
 $1,800,000      253,029    379,543    506,057    632,572    759,086    885,600    1,013,850
 $2,000,000      281,529    422,293    563,057    703,822    844,586    985,350    1,127,850



     Each of the individuals named in the Summary Compensation Table have 2.0 years of credited service (under both plans) through December 31, 2004. Pensionable salary includes the regular salary paid by AIG and its subsidiaries and does not include amounts attributable to supplementary bonuses or overtime pay. For such named individuals, pensionable salary allocable to the Company during 2004 was as follows: Mr. Wintrob - $84,500; Ms. Greer - $329,648; Mr. Harbeck - $339,423; Mr. Gillis - $69,863; and Ms. Nixon - $92,250.



     Employees of AIGRS and its subsidiaries participate in the American International Group, Inc. Incentive Savings Plan (the "Incentive Savings Plan"), a 401(k) plan established by AIG which includes salary reduction contributions by employees and matching contributions. Matching contributions vary based on the number of years the employee has been employed.



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION



     The Board of Directors of the Company does not have a Compensation Committee. Compensation decisions regarding the Chief Executive Officer are made by AIG. Compensation decisions regarding other executive officers are made by the Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



     The Company is an indirect wholly owned subsidiary of American International Group, Inc.



     The number of shares of AIG common stock beneficially owned as of January 31, 2005, by directors, executive officers named in the Summary Compensation Table (as set forth in Item 11) and directors and executive officers as a group were as follows:



                                                                 AIG COMMON STOCK
                                                               --------------------
                                                               AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP
DIRECTOR OR EXECUTIVE OFFICER                                      (1)(2)(3)(5)
-----------------------------                                  --------------------
Jay S. Wintrob(4)...........................................        2,087,506
James R. Belardi............................................          861,222
Marc H. Gamsin..............................................          140,616
N. Scott Gillis.............................................           47,439
Jana W. Greer...............................................          304,877
Peter A. Harbeck............................................          132,846
Christine A. Nixon..........................................           33,003
All Directors and Executive Officers as a Group.............        3,607,509


---------------


(1)The number of shares of AIG common stock owned by each individual and by all directors and executive officers as a group represents less than 1% of the outstanding shares of AIG common stock.



(2)The number of shares of AIG common stock shown includes shares with respect to which the individual shares voting and investment power as follows: Mr. Belardi - 237 shares with his spouse; Ms. Greer - 39,105 shares with co-trustee.



(3)The number of shares of AIG common stock shown includes shares subject to options which may be exercised within 60 days as follows: Mr.
   Wintrob - 741,870; Mr. Belardi - 305,397; Ms. Greer - 265,772; Mr.
   Gillis - 46,575; Mr. Gamsin - 140,216; Mr. Harbeck - 78,122; Ms.
   Nixon - 32,790; and all directors and executive officers as a group - 1,610,742.



(4)Mr. Wintrob holds equity securities of C.V. Starr & Co., Inc. of 750 shares of Common Stock and 3,750 shares of various series of Preferred Stock.



(5)The number of shares of AIG common stock shown excludes the following shares owned by members of the named individual's immediate family as to which such individual has disclaimed beneficial ownership: Mr. Wintrob - 4,009 shares held by various family members.



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS



     During 2004, the Company paid cash dividends to its shareholder aggregating $2.5 million and received a capital contribution of 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). This capital contribution increased the Company's equity by $150,653,000.



     Beginning in 2004, the Company and its subsidiaries are included in the consolidated federal income tax return of its ultimate parent, AIG. The Company is a party to a written agreement (the "Tax Sharing Agreement") with AIG setting forth the manner in which the total consolidated U.S. Federal income tax is allocated to each entity that joins in the consolidated return. The Tax Sharing Agreement provides that AIG agrees not to charge us a greater portion of the consolidated tax liability than would have been paid by us had the Company filed a separate federal income tax return. Additionally, AIG agrees to reimburse the Company for any tax benefits arising out of net losses or tax credits, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which such losses or tax credits are utilized by AIG.



     The Company paid commissions totaling $60,674,000 in 2004 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23% of deposits in 2004. Of the Company's mutual fund sales, approximately 25% were distributed by these affiliated broker-dealers in 2004.

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004.



     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000 in 2004 and are net of certain administrative costs incurred by VALIC of $2,593,000.



     Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from the Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 in 2004.



     The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000 in 2004. Additionally, the Company incurred $1,113,000 of management fees to an affiliate of the Company to administer its securities lending program for 2004.



FINANCIAL STATEMENTS



     The consolidated financial statements of AIG SunAmerica Life Assurance Company which are included in this prospectus should be considered only as bearing on the ability AIG SunAmerica Life to meet its obligations with respect to amounts allocated to the fixed investment options and with respect to the death and other living benefits and our assumption of the mortality and expense risks and the risks that withdrawal charge will not be sufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the variable Portfolios. The value of the variable Portfolios is affected primarily by the performance of the underlying investments.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Shareholder of


AIG SunAmerica Life Assurance Company:



     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.



PricewaterhouseCoopers LLP


Los Angeles, California


April 15, 2005

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY



                           CONSOLIDATED BALANCE SHEET



                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
                                                                               RESTATED
Assets
Investments and cash:
  Cash and short-term investments...........................  $   201,117    $   133,105
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004,
    $5,007,868; December 31, 2003, $5,351,183)..............    5,161,027      5,505,800
  Mortgage loans............................................      624,179        716,846
  Policy loans..............................................      185,958        200,232
  Mutual funds..............................................        6,131         21,159
  Common stocks available for sale, at fair value (cost:
    December 31, 2004, $4,876; December 31, 2003, $635).....        4,902            727
  Real estate...............................................       20,091         22,166
  Securities lending collateral.............................      883,792        514,145
  Other invested assets.....................................       38,789         10,453
                                                              -----------    -----------
  Total investments and cash................................    7,125,986      7,124,633
Variable annuity assets held in separate accounts...........   22,612,451     19,178,796
Accrued investment income...................................       73,769         74,647
Deferred acquisition costs..................................    1,349,089      1,268,621
Other deferred expenses.....................................      257,781        236,707
Income taxes currently receivable from Parent...............        9,945         15,455
Receivable from brokers for sales of securities.............          161             --
Goodwill....................................................       14,038         14,038
Other assets................................................       52,795         58,830
                                                              -----------    -----------
Total Assets................................................  $31,496,015    $27,971,727
                                                              ===========    ===========



          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
                                                                               RESTATED
Liabilities and Shareholder's Equity
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts.......................................  $ 3,948,158    $ 4,274,329
  Reserves for universal life insurance contracts...........    1,535,905      1,609,233
  Reserves for guaranteed investment contracts..............      215,331        218,032
  Reserves for guaranteed benefits..........................       76,949         12,022
  Securities lending payable................................      883,792        514,145
  Due to affiliates.........................................       21,655         19,289
  Payable to brokers........................................           --          1,140
  Other liabilities.........................................      190,198        247,435
                                                              -----------    -----------
  Total reserves, payables and accrued liabilities..........    6,871,988      6,895,625
Variable annuity liabilities related to separate accounts...   22,612,451     19,178,796
Subordinated notes payable to affiliates....................           --         40,960
Deferred income taxes.......................................      257,532        242,556
                                                              -----------    -----------
Total liabilities...........................................   29,741,971     26,357,937
                                                              -----------    -----------
Shareholder's equity:
  Common stock..............................................        3,511          3,511
  Additional paid-in capital................................      758,346        709,246
  Retained earnings.........................................      919,612        828,423
  Accumulated other comprehensive income....................       72,575         72,610
                                                              -----------    -----------
  Total shareholder's equity................................    1,754,044      1,613,790
                                                              -----------    -----------
Total Liabilities and Shareholder's Equity..................  $31,496,015    $27,971,727
                                                              ===========    ===========



          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY



           CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME



                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2004       2003       2002
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
                                                                         RESTATED   RESTATED
Revenues:
  Fee income:
    Variable annuity policy fees, net of reinsurance........  $369,141   $281,359   $286,919
    Asset management fees...................................    89,569     66,663     66,423
    Universal life insurance fees, net of reinsurance.......    33,899     35,816     36,253
    Surrender charges.......................................    26,219     27,733     32,507
    Other fees..............................................    15,753     15,520     21,900
                                                              --------   --------   --------
      Total fee income......................................   534,581    427,091    444,002
Investment income...........................................   363,594    402,923    387,355
Net realized investment losses..............................   (23,807)   (30,354)   (65,811)
                                                              --------   --------   --------
Total revenues..............................................   874,368    799,660    765,546
                                                              ========   ========   ========
Benefits and Expenses:
Interest expense:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................   140,889    153,636    142,973
  Universal life insurance contracts........................    73,745     76,415     80,021
  Guaranteed investment contracts...........................     6,034      7,534     11,267
  Subordinated notes payable to affiliates..................     2,081      2,628      3,868
                                                              --------   --------   --------
Total interest expense......................................   222,749    240,213    238,129
Amortization of bonus interest..............................    10,357     19,776     16,277
General and administrative expenses.........................   131,612    119,093    115,210
Amortization of deferred acquisition costs and other
  deferred expenses.........................................   157,650    160,106    222,484
Annual commissions..........................................    64,323     55,661     58,389
Claims on universal life contracts, net of reinsurance
  recoveries................................................    17,420     17,766     15,716
Guaranteed minimum death benefits, net of reinsurance
  recoveries................................................    58,756     63,268     67,492
                                                              --------   --------   --------
Total benefits and expenses.................................   662,867    675,883    733,697
                                                              ========   ========   ========
Pretax Income Before Cumulative Effect of Accounting
  Change....................................................   211,501    123,777     31,849
Income tax expense..........................................     6,410     30,247        160
                                                              --------   --------   --------
Net Income Before Cumulative Effect of Accounting Change....   205,091     93,530     31,689
Cumulative effect of accounting change, net of tax..........   (62,589)        --         --
                                                              --------   --------   --------
Net Income..................................................  $142,502   $ 93,530   $ 31,689
                                                              ========   ========   ========
Other Comprehensive Income (Loss),
  Net of Tax:
  Net unrealized gains (losses) on debt and equity
    securities available for sale identified in the current
    period less related amortization of deferred acquisition
    costs and other deferred expenses.......................  $(20,487)  $ 67,125   $ 20,358
  Less reclassification adjustment for net realized losses
    included in net income..................................    19,263     19,194     52,285
  Net unrealized gains (losses) on foreign currency.........     1,170         --         --
  Change related to cash flow hedges........................        --         --     (2,218)
  Income tax (benefit) expense..............................        19    (30,213)   (24,649)
                                                              --------   --------   --------
Other Comprehensive Income (Loss)...........................       (35)    56,106     45,776
                                                              --------   --------   --------
Comprehensive Income........................................  $142,467   $149,636   $ 77,465
                                                              ========   ========   ========



          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY



                      CONSOLIDATED STATEMENT OF CASH FLOWS



                                                                    YEARS ENDED DECEMBER 31,
                                                              -------------------------------------
                                                                2004         2003          2002
                                                              ---------   -----------   -----------
                                                                         (IN THOUSANDS)
                                                                           RESTATED      RESTATED
Cash Flow from Operating Activities:
Net income..................................................  $ 142,502   $    93,530   $    31,689
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax........     62,589            --            --
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity
     contracts..............................................    140,889       153,636       142,973
    Universal life insurance contracts......................     73,745        76,415        80,021
    Guaranteed investment contracts.........................      6,034         7,534        11,267
  Net realized investment losses............................     23,807        30,354        65,811
  Accretion of net discounts on investments.................     (1,277)       (9,378)       (2,412)
  Loss on other invested assets.............................        572         2,859         3,932
  Amortization of deferred acquisition costs and other
    expenses................................................    168,007       179,882       238,761
  Acquisition costs deferred................................   (246,033)     (212,251)     (204,833)
  Other expenses deferred...................................    (62,906)      (70,158)      (77,602)
  Depreciation of fixed assets..............................      1,619         1,718           860
  Provision for deferred income taxes.......................     49,337      (129,591)      106,044
  Change in:
    Accrued investment income...............................        878           679        13,907
    Other assets............................................      4,416       (12,349)        4,736
    Income taxes currently payable to/receivable from
     Parent.................................................      5,157       148,898       (43,629)
    Due from/to affiliates..................................      2,366       (36,841)       (7,743)
    Other liabilities.......................................      7,485        10,697        (7,143)
  Other, net................................................      2,284        14,885        10,877
                                                              ---------   -----------   -----------
Net Cash Provided by Operating Activities...................    381,471       250,519       367,516
                                                              ---------   -----------   -----------
Cash Flows from Investing Activities:
Purchases of:
  Bonds, notes and redeemable preferred stocks..............   (964,705)   (2,078,310)   (2,403,362)
  Mortgage loans............................................    (31,502)      (44,247)     (128,764)
  Other investments, excluding short-term investments.......    (33,235)      (20,266)      (65,184)
Sales of:
  Bonds, notes and redeemable preferred stocks..............    383,695     1,190,299       849,022
  Other investments, excluding short-term investments.......     22,283        12,835           825
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks..............    898,682       994,014       615,798
  Mortgage loans............................................    125,475        67,506        82,825
  Other investments, excluding short-term investments.......     10,915        72,970       114,347
                                                              ---------   -----------   -----------
Net Cash Provided By (Used in) Investing Activities.........  $ 411,608   $   194,801   $  (934,493)
                                                              =========   ===========   ===========



          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                                     YEARS ENDED DECEMBER 31,
                                                              --------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   ----------
                                                                          (IN THOUSANDS)
                                                                             RESTATED      RESTATED
Cash Flow from Financing Activities:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................  $ 1,360,319   $ 1,553,000   $1,731,597
  Universal life insurance contracts........................       45,183        45,657       49,402
Net exchanges from the fixed accounts of variable annuity
  contracts.................................................   (1,332,240)   (1,108,030)    (503,221)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (458,052)     (464,332)    (529,466)
  Universal life insurance contracts........................      (69,185)      (61,039)     (68,444)
  Guaranteed investment contracts...........................       (8,614)     (148,719)    (135,084)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (108,691)     (109,412)     (98,570)
  Universal life insurance contracts........................     (105,489)     (111,380)    (100,995)
Net receipt from (repayments of) other short-term
  financings................................................      (41,060)       14,000           --
Net payment related to a modified coinsurance transaction...       (4,738)      (26,655)     (30,282)
Capital contribution received from Parent...................           --            --      200,000
Dividends paid to Parent....................................       (2,500)      (12,187)     (10,000)
                                                              -----------   -----------   ----------
Net Cash (Used in) Provided by Financing Activities.........     (725,067)     (429,097)     504,937
                                                              -----------   -----------   ----------
Net Increase (Decrease) in Cash and Short-term
  Investments...............................................       68,012        16,223      (62,040)
Cash and Short-term Investments at Beginning of Period......      133,105       116,882      178,922
                                                              -----------   -----------   ----------
Cash and Short-term Investments at End of Period............  $   201,117   $   133,105   $  116,882
                                                              ===========   ===========   ==========
Supplemental Cash Flow Formation:
Interest paid on indebtedness...............................  $     2,081   $     2,628   $    3,868
                                                              ===========   ===========   ==========
Net income taxes (received) paid to Parent..................  $   (47,749)  $    10,989   $    5,856
                                                              ===========   ===========   ==========



          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1. BASIS OF PRESENTATION



    AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.



    The Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.



    Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows for the years ended December 31, 2003 and 2002 have been restated for the addition and subtraction to pretax income of $16,345,000 and $4,464,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.



    SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, are included in the Company's asset management segment (see Note 13). These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.



    The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.



    Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 24.8% of deposits in the year ended December 31, 2004, 14.6% of deposits in the year ended December 31, 2003 and 11.9% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



    BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.



    INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.



    Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.



    Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.



    Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $862,481,000 and $502,885,000 as of December 31, 2004 and 2003, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2004 and 2003, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.



    Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note 7). Limited partnerships are carried at cost. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.



    Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.



    The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


    the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairments writedowns totaled $21,050,000, $54,092,000 and $57,273,000 in the years ending December 31,
    2004, 2003 and 2002.



    DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.



    The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as component of accumulated other comprehensive income in shareholder's equity.



    Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.



    Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.



    The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. If elected by the contract holder at the time of contract issuance, the GMAV feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. If elected by the contract holder at the time of contract issuance, the GMWB feature guarantees an annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days, adjusted for any subsequent withdrawals. There is a separate charge to the contract holder for these features. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV and GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.



    Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded through investment income.



    DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


    commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.



    DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.



    The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.



    As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.



    The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.



    OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), the Company reclassified $155,695,000 of these expenses from DAC to other deferred expenses, which is reported on the consolidated balance sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.



    The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


    these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.



    The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.



    VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.



    GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2004 and 2003. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2004 and 2003, and has determined that no impairment provision is necessary.



    RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GICS: Reserves for fixed annuity, Fixed Options, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.



    RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit and guaranteed minimum income benefits are accounted for in accordance with SOP 03-1. See Recently Issued Accounting Standards below.



    FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees, commissions and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned with net retained commissions are recognized as income on a trade date basis.



    INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


    companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.



    RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.



3. INVESTMENTS



    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:



                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................  $   28,443   $   30,300
    Mortgage-backed securities..................................     926,274      956,567
    Securities of public utilities..............................     321,381      332,038
    Corporate bonds and notes...................................   2,797,943    2,902,829
    Redeemable preferred stocks.................................      20,140       21,550
    Other debt securities.......................................     913,687      917,743
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========



                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................  $   22,393   $   24,292
    Mortgage-backed securities..................................   1,148,452    1,191,817
    Securities of public utilities..............................     352,998      365,150
    Corporate bonds and notes...................................   2,590,254    2,697,142
    Redeemable preferred stocks.................................      21,515       22,175
    Other debt securities.......................................   1,215,571    1,205,224
                                                                  ----------   ----------
      Total.....................................................  $5,351,183   $5,505,800
                                                                  ==========   ==========



    At December 31, 2004, bonds, notes and redeemable preferred stocks included $386,426,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial institutions and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.



    At December 31, 2004, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 27%, 11% and 10% of the aggregate carrying value of the portfolio secured by properties

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)


    located in California, Michigan and Massachusetts, respectively. No more than 10% of the portfolio was secured by properties in any other single state.



    At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $40,051,000 of bonds.



    As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.



    The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.



    At December 31, 2004, $10,505,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.



    At December 31, 2004, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.



    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:



                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    Due in one year or less.....................................  $  278,939   $  281,954
    Due after one year through five years.......................   2,076,145    2,138,574
    Due after five years through ten years......................   1,299,345    1,339,499
    Due after ten years.........................................     427,165      444,433
    Mortgage-backed securities..................................     926,274      956,567
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========



    Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.



    Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:



                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................   $  1,857     $     --
    Mortgage-backed securities..................................     32,678       (2,385)
    Securities of public utilities..............................     11,418         (761)
    Corporate bonds and notes...................................    118,069      (13,183)
    Redeemable preferred stocks.................................      1,410           --
    Other debt securities.......................................     14,871      (10,815)
                                                                   --------     --------
      Total.....................................................   $180,303     $(27,144)
                                                                   ========     ========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)



                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................   $  1,898     $     --
    Mortgage-backed securities..................................     46,346       (2,980)
    Securities of public utilities..............................     13,467       (1,315)
    Corporate bonds and notes...................................    127,996      (21,108)
    Redeemable preferred stocks.................................        660           --
    Other debt securities.......................................     24,366      (34,713)
                                                                   --------     --------
      Total.....................................................   $214,733     $(60,116)
                                                                   ========     ========



    Gross unrealized gains on equity securities aggregated $26,000 at December 31, 2004 and $112,000 at December 31, 2003. There were no unrealized losses on equity securities at December 31, 2004 and gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003.



    The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003.



                                  LESS THAN 12 MONTHS              12 MONTHS OR MORE                      TOTAL
                             -----------------------------   -----------------------------   -------------------------------
                               FAIR     UNREALIZED             FAIR     UNREALIZED              FAIR      UNREALIZED
                              VALUE        LOSS      ITEMS    VALUE        LOSS      ITEMS     VALUE         LOSS      ITEMS
                             --------   ----------   -----   --------   ----------   -----   ----------   ----------   -----
                                                                 (DOLLARS IN THOUSANDS)
    December 31, 2004
    Mortgage-backed
      securities..........   $125,589    $ (1,282)     23    $ 40,275    $ (1,103)     9     $  165,864    $ (2,385)     32
    Securities of public
      utilities...........     46,249        (761)      9           0           0      0         46,249        (761)      9
    Corporate bonds and
      notes...............    487,923      (7,418)     86      87,194      (5,765)    15        575,117     (13,183)    101
    Other debt
      securities..........    207,378      (4,062)     36      79,782      (6,753)    12        287,160     (10,815)     48
                             --------    --------     ---    --------    --------     --     ----------    --------     ---
      Total...............   $867,139    $(13,523)    154    $207,251    $(13,621)    36     $1,074,390    $(27,144)    190
                             ========    ========     ===    ========    ========     ==     ==========    ========     ===



                                    LESS THAN 12 MONTHS             12 MONTHS OR MORE                     TOTAL
                               -----------------------------   ----------------------------   -----------------------------
                                 FAIR     UNREALIZED            FAIR     UNREALIZED             FAIR     UNREALIZED
                                VALUE        LOSS      ITEMS    VALUE       LOSS      ITEMS    VALUE        LOSS      ITEMS
                               --------   ----------   -----   -------   ----------   -----   --------   ----------   -----
    December 31, 2003
    Mortgage-backed
      securities.............  $180,559    $ (2,882)     49    $13,080    $   (98)      6     $193,639    $ (2,980)     55
    Securities of public
      utilities..............    67,626      (1,315)      8         --         --      --       67,626      (1,315)      8
    Corporate bonds and
      notes..................   276,373     (17,086)     54     30,383     (4,022)      5      306,756     (21,108)     59
    Other debt securities....   302,230     (33,951)     54     41,523       (762)      5      343,753     (34,713)     59
                               --------    --------     ---    -------    -------      --     --------    --------     ---
      Total..................  $826,788    $(55,234)    165    $84,986    $(4,882)     16     $911,774    $(60,116)    181
                               ========    ========     ===    =======    =======      ==     ========    ========     ===

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)


    Realized investment gains and losses on sales of investments are as follows:



                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Bonds, Notes and Redeemable Preferred Stocks:
      Realized gains............................................  $ 12,240   $ 30,896   $ 25,013
      Realized losses...........................................   (12,623)   (11,818)   (32,865)
    Common Stocks:
      Realized gains............................................         5        561         --
      Realized losses...........................................      (247)      (117)      (169)



    The sources and related amounts of investment income are as follows:



                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Short-term investments......................................  $  2,483   $  1,363   $  5,447
    Bonds, notes and redeemable preferred stocks................   293,258    321,493    305,480
    Mortgage loans..............................................    50,825     53,951     55,417
    Partnerships................................................       417       (478)    12,344
    Policy loans................................................    17,130     15,925     18,796
    Real estate.................................................      (202)      (331)      (276)
    Other invested assets.......................................     2,149     13,308     (7,496)
    Less: investment expenses...................................    (2,466)    (2,308)    (2,357)
                                                                  --------   --------   --------
      Total investment income...................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========



    Investment income was attributable to the following products:



                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Fixed annuity contracts.....................................  $ 34,135   $ 37,762   $ 41,856
    Variable annuity contracts..................................   222,660    239,863    201,766
    Guaranteed investment contracts.............................    13,191     20,660     28,056
    Universal life insurance contracts..........................    92,645    100,019    105,878
    Asset management............................................       963      4,619      9,799
                                                                  --------   --------   --------
      Total.....................................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========



4. FAIR VALUE OF FINANCIAL INSTRUMENTS



    The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.



    The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)


    available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.



    The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:



    CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.



    BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.



    MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.



    POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.



    MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.



    COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.



    PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.



    VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.



    RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS:
    Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.



    RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.



    SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.



    VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.



    SUBORDINATED NOTES TO/FROM AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)


    The estimated fair values of the Company's financial instruments at December 31, 2004 and 2003 compared with their respective carrying values, are as follows:



                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2004:
    Assets:
      Cash and short-term investments...........................  $   201,117   $   201,117
      Bonds, notes and redeemable preferred stocks..............    5,161,027     5,161,027
      Mortgage loans............................................      624,179       657,828
      Policy loans..............................................      185,958       185,958
      Mutual funds..............................................        6,131         6,131
      Common stocks.............................................        4,902         4,902
      Partnerships..............................................        1,084         1,084
      Securities lending collateral.............................      883,792       883,792
      Put options hedging guaranteed benefits...................       37,705        37,705
      Variable annuity assets held in separate accounts.........   22,612,451    22,612,451
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 3,948,158   $ 3,943,265
      Reserves for guaranteed investment contracts..............      215,331       219,230
      Securities lending payable................................      883,792       883,792
      Variable annuity liabilities related to separate
        accounts................................................   22,612,451    22,612,451



                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2003:
    Assets:
      Cash and short-term investments...........................  $   133,105   $   133,105
      Bonds, notes and redeemable preferred stocks..............    5,505,800     5,505,800
      Mortgage loans............................................      716,846       774,758
      Policy loans..............................................      200,232       200,232
      Mutual funds..............................................       21,159        21,159
      Common stocks.............................................          727           727
      Partnerships..............................................        1,312         1,685
      Securities lending collateral.............................      514,145       514,145
      Put options hedging guaranteed benefits...................        9,141         9,141
      Variable annuity assets held in separate accounts.........   19,178,796    19,178,796
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 4,274,329   $ 4,225,329
      Reserves for guaranteed investment contracts..............      218,032       223,553
      Securities lending payable................................      514,145       514,145
      Variable annuity liabilities related to separate
        accounts................................................   19,178,796    19,178,796
      Subordinated note payable to affiliate....................       40,960        40,960

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

5. DEFERRED ACQUISITION COSTS



    The following table summarizes the activity in deferred acquisition costs:



                                                                  YEARS ENDED DECEMBER 31,
                                                                  -------------------------
                                                                     2004          2003
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    Balance at beginning of year................................  $1,268,621    $1,224,101
    Acquisition costs deferred..................................     246,033       212,250
    Effect of net unrealized gains (losses) on securities.......         267       (30,600)
    Amortization charged to income..............................    (126,142)     (137,130)
    Cumulative effect of SOP 03-1...............................     (39,690)           --
                                                                  ----------    ----------
    Balance at end of year......................................  $1,349,089    $1,268,621
                                                                  ==========    ==========



6. OTHER DEFERRED EXPENSES



    The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:



                                                                   BONUS     DISTRIBUTION
                                                                  PAYMENTS      COSTS        TOTAL
                                                                  --------   ------------   --------
                                                                            (IN THOUSANDS)
    Year Ended December 31, 2004
    Balance at beginning of year................................  $155,695     $ 81,012     $236,707
    Expenses deferred...........................................    36,732       26,174       62,906
    Effect of net unrealized gains (losses) on securities.......        33           --           33
    Amortization charged in income..............................   (10,357)     (31,508)     (41,865)
                                                                  --------     --------     --------
    Balance at end of year......................................  $182,103     $ 75,678     $257,781
                                                                  ========     ========     ========
    Year Ended December 31, 2003
    Balance at beginning of year................................  $140,647     $ 72,054     $212,701
    Expenses deferred...........................................    38,224       31,934       70,158
    Effect of net unrealized gains (losses) on securities.......    (3,400)          --       (3,400)
    Amortization charged in income..............................   (19,776)     (22,976)     (42,752)
                                                                  --------     --------     --------
    Balance at end of year......................................  $155,695     $ 81,012     $236,707
                                                                  ========     ========     ========



7.  GUARANTEED BENEFITS



    The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.



    The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)


    income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.



    The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.



    EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.



    If available and elected by the contract holder, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.



    GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.



    GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period as elected by the contract holder at time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of three or five years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)


    Details concerning the Company's guaranteed benefit exposures as of December 31, 2004 are as follows:



                                                                                     HIGHEST SPECIFIED
                                                                   RETURN OF NET    ANNIVERSARY ACCOUNT
                                                                  DEPOSITS PLUS A       VALUE MINUS
                                                                      MINIMUM        WITHDRAWALS POST
                                                                      RETURN            ANNIVERSARY
                                                                  ---------------   -------------------
                                                                          (DOLLARS IN MILLIONS)
    In the event of death (GMDB and EEB):
      Account value.............................................    $    12,883           $12,890
      Net amount at risk(a).....................................    $       933           $ 1,137
      Average attained age of contract holders..................             67                64
      Range of guaranteed minimum return rates..................          0%-5%                0%
    At annuitization (GMIB):
      Account value.............................................    $     6,942
      Net amount at risk(b).....................................    $         3
      Weighted average period remaining until earliest                3.8 Years
        annuitization...........................................
      Range of guaranteed minimum return rates..................        0%-6.5%
    Accumulation at specified date (GMAV):
      Account value.............................................    $     1,533
      Net amount at risk(c).....................................    $        --
      Weighted average period remaining until guaranteed              9.0 Years
        payment.................................................
    Annual withdrawals at specified date (GMWB):
      Account value.............................................    $       294
      Net amount at risk(d).....................................    $        --
      Weighted average period remaining until expected payout...     13.9 Years


    -------------------


    (a)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.



    (b)Net amount at risk represents the present value of the expected annuitization payments at the expected annuitization dates in excess of the present value of the expected account value at the expected annuitization dates, net of reinsurance.



    (c)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.



    (d)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20% of Eligible Premium, respectively, after all other amounts guaranteed under this benefit have been paid. The additional 10% or 20% enhancement increases the net amount at risk by $26.3 million and is payable no sooner than 13 or 15 years from contract issuance for the 3 or 5 year waiting periods, respectively.



       The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:



                                                                      (IN THOUSANDS)
        Balance at January 1, 2004 before reinsurance(e)............     $ 92,873
        Guaranteed benefits incurred................................       61,472
        Guaranteed benefits paid....................................      (49,947)
                                                                         --------
        Balance at December 31, 2004 before reinsurance.............      104,398
          Less reinsurance..........................................      (27,449)
                                                                         --------
        Balance at December 31, 2004, net of reinsurance............     $ 76,949
                                                                         ========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)


    (e)Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.



    The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:



     - Data used was 5,000 stochastically generated investment performance scenarios.



     -  Mean investment performance assumption was 10%.



     -  Volatility assumption was 16%.



     -  Mortality was assumed to be 64% of the 75-80 ALB table.



     -  Lapse rates vary by contract type and duration and range from 0% to 40%.



     -  The discount rate was approximately 8%.



8. REINSURANCE



    Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.



    Variable policy fees are net of reinsurance premiums of $28,604,000, $30,795,000 and $22,500,000 in 2004, 2003 and 2002, respectively. Universal life insurance fees are net of reinsurance premiums of $34,311,000, $33,710,000 and $34,098,000 in 2004, 2003 and 2002, respectively.



    The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $34,163,000, $34,036,000 and $29,171,000 in 2004, 2003 and 2002,
    respectively. Guaranteed benefits were reduced by reinsurance recoveries of $2,716,000, $8,042,000 and $8,362,000 in 2004, 2003 and 2002, respectively.



9. COMMITMENTS AND CONTINGENT LIABILITIES



    The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195,442,000. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $62,590,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed its examinations into the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.



    At December 31, 2004, the Company has commitments to purchase a total of approximately $10,000,000 of asset- backed securities in the ordinary course of business. The expiration dates of these commitments are as follows:
    $2,000,000 in 2005 and $8,000,000 in 2007.



    Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

9. COMMITMENTS AND CONTINGENT LIABILITIES (Continued)


    inquiries will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows of the Company.



    Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.



    On April 5, 2004, a purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time. The Company cannot estimate a range because the litigation has not progressed beyond the preliminary stage.



10.SHAREHOLDER'S EQUITY



    The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2004 and 2003, 3,511 shares were outstanding.



    Changes in shareholder's equity are as follows:



                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Additional Paid-in Capital:
      Beginning balances........................................  $709,246   $709,246   $509,246
      Capital contributions by Parent...........................    49,100         --    200,000
                                                                  --------   --------   --------
      Ending balances...........................................  $758,346   $709,246   $709,246
                                                                  ========   ========   ========
    Retained Earnings:
      Beginning balances........................................  $828,423   $730,321   $669,103
      Net income................................................   142,502     93,530     31,689
      Dividends paid to Parent..................................    (2,500)   (12,187)   (10,000)
      Adjustment for tax benefit of distributed subsidiary......       287     16,759     39,529
      Tax effect on a distribution of investment................   (49,100)        --         --
                                                                  --------   --------   --------
      Ending balances...........................................  $919,612   $828,423   $730,321
                                                                  ========   ========   ========
    Accumulated Other Comprehensive Income (Loss):
      Beginning balances........................................  $ 72,610   $ 16,504   $(29,272)
      Change in net unrealized gains (losses) on debt securities
        available for sale......................................    (1,459)   118,725     98,718
      Change in net unrealized gains (losses) on equity
        securities available for sale...........................       (65)     1,594     (1,075)
      Change in net unrealized gains on foreign currency........     1,170         --         --
      Change in adjustment to deferred acquisition costs and
        other deferred expenses.................................       300    (34,000)   (25,000)
      Net change related to cash flow hedges....................        --         --     (2,218)
      Tax effects of net changes................................        19    (30,213)   (24,649)
                                                                  --------   --------   --------
      Ending balances...........................................  $ 72,575   $ 72,610   $ 16,504
                                                                  ========   ========   ========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

10.SHAREHOLDER'S EQUITY (Continued)


    Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:



                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Gross unrealized gains......................................    $180,329       $214,845
    Gross unrealized losses.....................................     (27,144)       (60,136)
    Unrealized gain on foreign currency.........................       1,170             --
    Adjustment to DAC and other deferred expenses...............     (42,700)       (43,000)
    Deferred income taxes.......................................     (39,080)       (39,099)
                                                                    --------       --------
    Accumulated other comprehensive income......................    $ 72,575       $ 72,610
                                                                    ========       ========



    On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.



    Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2005 without obtaining prior approval is $83,649,000. Dividends of $2,500,000 were paid in 2004. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 and $10,000,000 in 2003 and 2002, respectively.



    Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $99,288,000 for the year ended December 31, 2004, net income of $89,071,000 and net loss of $180,737,000 for the years ended December 31, 2003 and 2002, respectively. The Company's statutory capital and surplus totaled $840,001,000 at December 31, 2004 and $602,348,000 at December 31, 2003.



11.INCOME TAXES



    The components of the provisions for income taxes on pretax income consist of the following:



                                                                     YEARS ENDED DECEMBER 31,
                                                                  -------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   ---------
                                                                          (IN THOUSANDS)
    Current expense (benefit)...................................  $(42,927)  $127,655   $(105,369)
    Deferred expense (benefit)..................................    49,337    (97,408)    105,529
                                                                  --------   --------   ---------
    Total income tax expense....................................  $  6,410   $ 30,247   $     160
                                                                  ========   ========   =========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

11.INCOME TAXES (Continued)


    Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in statement of income and comprehensive income provided differ as follows:



                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Amount computed at statutory rate...........................  $ 74,025   $ 43,322   $ 11,147
    Increases (decreases) resulting from:
      State income taxes, net of federal tax benefit............     4,020      2,273       (567)
      Dividends received deduction..............................   (19,058)   (15,920)   (10,117)
      Tax credits...............................................    (4,000)        --         --
      Adjustment to prior year tax liability(a).................   (39,730)        --         --
      Other, net................................................    (8,847)       572       (303)
                                                                  --------   --------   --------
      Total income tax expense..................................  $  6,410   $ 30,247   $    160
                                                                  ========   ========   ========


   ------------------


   (a)In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.



    Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.



    At December 31, 2004, the Company had net operating carryforwards, capital loss carryforwards and tax credit carryforwards for Federal income tax purposes of $15,515,000, $63,774,000 and $44,604,000, respectively, arising from affordable housing investments no longer owned by SAAMCo. Such carryforwards expire in 2018, 2006 to 2008 and 2018, respectively.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

11.INCOME TAXES (Continued)


    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:



                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Deferred Tax Liabilities:
    Deferred acquisition costs and other deferred expenses......   $ 432,868      $ 473,387
    State income taxes..........................................      10,283          5,744
    Other liabilities...........................................      15,629            350
    Net unrealized gains on debt and equity securities available
      for sale..................................................      39,080         39,098
                                                                   ---------      ---------
    Total deferred tax liabilities..............................     497,860        518,579
                                                                   ---------      ---------
    Deferred Tax Assets:
    Investments.................................................     (28,915)       (25,213)
    Contract holder reserves....................................    (122,691)      (158,112)
    Guaranty fund assessments...................................      (3,402)        (3,408)
    Deferred income.............................................      (5,604)        (3,801)
    Other assets................................................      (1,068)        (7,446)
    Net operating loss carryforward.............................      (5,430)            --
    Capital loss carryforward...................................     (22,321)       (20,565)
    Low income housing credit carryforward......................     (44,604)       (36,600)
    Partnership income/loss.....................................      (6,293)       (20,878)
                                                                   ---------      ---------
    Total deferred tax assets...................................    (240,328)      (276,023)
                                                                   ---------      ---------
    Deferred income taxes.......................................   $ 257,532      $ 242,556
                                                                   =========      =========



    The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.



12.RELATED-PARTY MATTERS



    As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.



    On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.



    On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.



    On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.



    On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12.RELATED-PARTY MATTERS (Continued)


    Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.



    On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.



    On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. At December 31, 2004 and 2003, the Company owed $0 and $14,000,000, respectively, under this agreement, which was included in due to affiliates.



    On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $60,000,000. This commitment expires on October 28, 2005. There were no balances outstanding under this agreement at December 31, 2004.



    For the years ended December 31, 2004, 2003 and 2002, the Company paid commissions totaling $60,674,000, $51,716,000 and $59,058,000, respectively, to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23%, 24% and 31% of deposits for each of the respective years. Of the Company's mutual fund sales, approximately 25%, 23% and 28% were distributed by these affiliated broker-dealers for the years ended December 31, 2004, 2003 and 2002, respectively.



    On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004 and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.



    On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000, $7,587,000 and $7,614,000 in 2004, 2003 and 2002, respectively, and are net of certain administrative costs incurred by VALIC of $2,593,000, $2,168,000 and $2,175,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.



    The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12.RELATED-PARTY MATTERS (Continued)


    held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.



    The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.



    The Company's ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.



    Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 for the year ended December 31, 2004, $126,531,000 for the year ended December 31, 2003 and $119,981,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $60,183,000, $48,733,000 and $49,004,000 respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.



    The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000, $3,838,000 and $3,408,000 for the years ended December 31, 2004, 2003 and
    2002, respectively.



    The Company incurred $1,113,000, $500,000 and $790,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2004, 2003 and 2002, respectively (see Note 2).



    In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000. At December 31, 2004, the affiliated bond has a market value of $34,630,000.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13.BUSINESS SEGMENTS



    The Company conducts its business through two business segments, annuity operations and asset management operations. Annuity operations consists of the sale and administration of deposit-type insurance contracts, including fixed and variable annuity contracts, universal life insurance contracts and GICs. Asset management operations, which includes the managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios, is conducted by SAAMCo and its subsidiary and distributor, SACS, and its subsidiary and servicing administrator, SFS. Following is selected information pertaining to the Company's business segments.



                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2004:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   369,141    $     --    $   369,141
       Asset management fees.....................................           --      89,569         89,569
       Universal life insurance policy fees, net of
         reinsurance.............................................       33,899          --         33,899
       Surrender charges.........................................       26,219          --         26,219
       Other fees................................................           --      15,753         15,753
                                                                   -----------    --------    -----------
     Total fee income............................................      429,259     105,322        534,581
     Investment income...........................................      362,631         963        363,594
     Net realized investment gains (losses)......................      (24,100)        293        (23,807)
                                                                   -----------    --------    -----------
     Total revenues..............................................      767,790     106,578        874,368
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      220,668       2,081        222,749
     Amortization of bonus interest..............................       10,357          --         10,357
     General and administrative expenses.........................       93,188      38,424        131,612
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      126,142      31,508        157,650
     Annual commissions..........................................       64,323          --         64,323
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,420          --         17,420
     Guaranteed benefits, net of reinsurance recoveries..........       58,756          --         58,756
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      590,854      72,013        662,867
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $   176,936    $ 34,565    $   211,501
                                                                   ===========    ========    ===========
     Total assets................................................  $31,323,462    $217,155    $31,540,617
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $    132    $       132
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13.BUSINESS SEGMENTS (Continued)



                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2003:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   281,359    $     --    $   281,359
       Asset management fees.....................................           --      66,663         66,663
       Universal life insurance policy fees, net of
         reinsurance.............................................       35,816          --         35,816
       Surrender charges.........................................       27,733          --         27,733
       Other fees................................................           --      15,520         15,520
                                                                   -----------    --------    -----------
     Total fee income............................................      344,908      82,183        427,091
     Investment income...........................................      398,304       4,619        402,923
     Net realized investment losses..............................      (30,354)         --        (30,354)
                                                                   -----------    --------    -----------
     Total revenues..............................................      712,858      86,802        799,660
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      237,585       2,628        240,213
     Amortization of bonus interest..............................       19,776          --         19,776
     General and administrative expenses.........................       83,013      36,080        119,093
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      137,130      22,976        160,106
     Annual commissions..........................................       55,661          --         55,661
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,766          --         17,766
     Guaranteed benefits, net of reinsurance recoveries..........       63,268          --         63,268
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      614,199      61,684        675,883
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    98,659    $ 25,118    $   123,777
                                                                   ===========    ========    ===========
     Total assets................................................  $27,781,457    $190,270    $27,971,727
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  2,977    $     2,977
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13.BUSINESS SEGMENTS (Continued)



                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2002:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   286,919    $     --    $   286,919
       Asset management fees.....................................           --      66,423         66,423
       Universal life insurance policy fees, net of
         reinsurance.............................................       36,253          --         36,253
       Surrender charges.........................................       32,507          --         32,507
       Other fees................................................        3,304      18,596         21,900
                                                                   -----------    --------    -----------
     Total fee income............................................      358,983      85,019        444,002
     Investment income...........................................      377,556       9,799        387,355
     Net realized investment losses..............................      (65,811)         --        (65,811)
                                                                   -----------    --------    -----------
     Total revenues..............................................      670,728      94,818        765,546
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      234,261       3,868        238,129
     Amortization of bonus interest..............................       16,277          --         16,277
     General and administrative expenses.........................       79,287      35,923        115,210
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      171,583      50,901        222,484
     Annual commissions..........................................       58,389          --         58,389
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       15,716          --         15,716
     Guaranteed benefits, net of reinsurance recoveries..........       67,492          --         67,492
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      643,005      90,692        733,697
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    27,723    $  4,126    $    31,849
                                                                   ===========    ========    ===========
     Total assets................................................  $23,538,832    $214,157    $23,752,989
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  7,297    $     7,297
                                                                   ===========    ========    ===========

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.


Separate Account............................................    3
General Account.............................................    3
Performance Data............................................    4
Death Benefit Options for Contracts Issued Prior to August
  2, 2004...................................................    7
Income Payments.............................................   17
Income Protector Feature....................................   17
Hypothetical Example of the Operation of the Income
  Protector Program.........................................   18
Annuity Unit Values.........................................   19
Taxes.......................................................   22
Distribution of Contracts...................................   27
Financial Statements........................................   27

APPENDIX A - CONDENSED FINANCIALS - CLASS 3 SHARES

--------------------------------------------------------------------------------


                                                                                         FISCAL
                                                                 INCEPTION                YEAR
                                                                    TO                    ENDED
                     SEASONS STRATEGIES                           4/30/04                4/30/05
------------------------------------------------------------  ---------------        ---------------
----------------------------------------------------------------------------------------------------
Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)     $14.250        (a)     $14.879
                                                              (b)     $14.141        (b)     $14.761
                                                              (c)          --        (c)     $14.403
 Ending AUV.................................................  (a)     $14.879        (a)     $15.596
                                                              (b)     $14.761        (b)     $15.434
                                                              (c)          --        (c)     $15.401
 Ending Number of AUs.......................................  (a)     285,421        (a)   1,227,721
                                                              (b)     371,858        (b)     782,465
                                                              (c)          --        (c)     104,418
----------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)     $14.208        (a)     $14.726
                                                              (b)     $14.100        (b)     $14.596
                                                              (c)          --        (c)     $14.287
 Ending AUV.................................................  (a)     $14.726        (a)     $15.360
                                                              (b)     $14.596        (b)     $15.187
                                                              (c)          --        (c)     $15.192
 Ending Number of AUs.......................................  (a)     828,761        (a)   2,808,761
                                                              (b)     753,081        (b)   1,843,632
                                                              (c)          --        (c)     143,103
----------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)     $13.925        (a)     $14.386
                                                              (b)     $13.820        (b)     $14.254
                                                              (c)          --        (c)     $14.091
 Ending AUV.................................................  (a)     $14.386        (a)     $15.028
                                                              (b)     $14.254        (b)     $14.853
                                                              (c)          --        (c)     $14.856
 Ending Number of AUs.......................................  (a)     462,446        (a)   2,273,244
                                                              (b)     585,637        (b)   1,663,009
                                                              (c)          --        (c)     191,568
----------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)     $13.875        (a)     $14.206
                                                              (b)     $13.762        (b)     $14.092
                                                              (c)          --        (c)     $13.982
 Ending AUV.................................................  (a)     $14.206        (a)     $14.784
                                                              (b)     $14.092        (b)     $14.630
                                                              (c)          --        (c)     $14.614
 Ending Number of AUs.......................................  (a)     419,883        (a)   1,354,541
                                                              (b)     374,265        (b)     832,423
                                                              (c)          --        (c)     114,090
----------------------------------------------------------------------------------------------------



     (a)Without election of the optional enhanced death benefit and EstatePlus (1.40%).


     (b)With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).


     (c)With election of the optional enhanced death benefit and EstatePlus for contracts issued after August 2, 2004 (1.80%).


        AUV - Accumulation Unit Value


        AU - Accumulation Units

                                                                                           FISCAL
                                                                 INCEPTION                  YEAR
                                                                    TO                      ENDED
           SEASONS MANAGED ALLOCATION PORTFOLIOS                  4/30/04                  4/30/05
------------------------------------------------------------  ---------------          ---------------
------------------------------------------------------------------------------------------------------
Allocation Growth (Inception Date: 2/14/05)
 Beginning AUV..............................................  (a)          --          (a)     $10.000
                                                              (b)          --          (b)     $10.000
                                                              (c)          --          (c)     $10.000
 Ending AUV.................................................  (a)          --          (a)      $9.576
                                                              (b)          --          (b)      $9.571
                                                              (c)          --          (c)      $9.568
 Ending Number of AUs.......................................  (a)          --          (a)     245,215
                                                              (b)          --          (b)      37,123
                                                              (c)          --          (c)      19,728
------------------------------------------------------------------------------------------------------
Allocation Moderate Growth (Inception Date: 2/14/05)
 Beginning AUV..............................................  (a)          --          (a)     $10.000
                                                              (b)          --          (b)     $10.000
                                                              (c)          --          (c)     $10.000
 Ending AUV.................................................  (a)          --          (a)      $9.638
                                                              (b)          --          (b)      $9.633
                                                              (c)          --          (c)      $9.630
 Ending Number of AUs.......................................  (a)          --          (a)     299,510
                                                              (b)          --          (b)      19,076
                                                              (c)          --          (c)      31,303
------------------------------------------------------------------------------------------------------
Allocation Moderate (Inception Date: 2/14/05)
 Beginning AUV..............................................  (a)          --          (a)     $10.000
                                                              (b)          --          (b)     $10.000
                                                              (c)          --          (c)     $10.000
 Ending AUV.................................................  (a)          --          (a)      $9.691
                                                              (b)          --          (b)      $9.686
                                                              (c)          --          (c)      $9.683
 Ending Number of AUs.......................................  (a)          --          (a)     280,165
                                                              (b)          --          (b)     137,803
                                                              (c)          --          (c)      29,927
------------------------------------------------------------------------------------------------------
Allocation Balanced (Inception Date: 2/14/05)
 Beginning AUV..............................................  (a)          --          (a)     $10.000
                                                              (b)          --          (b)     $10.000
                                                              (c)          --          (c)     $10.000
 Ending AUV.................................................  (a)          --          (a)      $9.749
                                                              (b)          --          (b)      $9.744
                                                              (c)          --          (c)      $9.741
 Ending Number of AUs.......................................  (a)          --          (a)     420,059
                                                              (b)          --          (b)         621
                                                              (c)          --          (c)       7,747
------------------------------------------------------------------------------------------------------



     (a)Without election of the optional enhanced death benefit and EstatePlus (1.40%).


     (b)With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).


     (c)With election of the optional enhanced death benefit and EstatePlus for contracts issued after August 2, 2004 (1.80%).


        AUV - Accumulation Unit Value


        AU - Accumulation Units

                                                                                     FISCAL
                                                                 INCEPTION            YEAR
                                                                    TO                ENDED
                     SELECT PORTFOLIOS                            4/30/04            4/30/05
------------------------------------------------------------  ---------------    ---------------
------------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)      $7.629    (a)      $8.103
                                                              (b)      $7.570    (b)      $8.031
                                                              (c)          --    (c)      $7.822
 Ending AUV.................................................  (a)      $8.103    (a)      $8.382
                                                              (b)      $8.031    (b)      $8.286
                                                              (c)          --    (c)      $8.281
 Ending Number of AUs.......................................  (a)     400,808    (a)   1,575,108
                                                              (b)     358,172    (b)     841,257
                                                              (c)          --    (c)      78,690
------------------------------------------------------------------------------------------------
Large Cap Composite (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)      $8.409    (a)      $8.814
                                                              (b)      $8.345    (b)      $8.737
                                                              (c)          --    (c)      $8.651
 Ending AUV.................................................  (a)      $8.814    (a)      $9.163
                                                              (b)      $8.737    (b)      $9.061
                                                              (c)          --    (c)      $9.062
 Ending Number of AUs.......................................  (a)     158,128    (a)     450,297
                                                              (b)      77,875    (b)     221,691
                                                              (c)          --    (c)      16,931
------------------------------------------------------------------------------------------------
Large Cap Value (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)     $10.868    (a)     $11.646
                                                              (b)     $10.785    (b)     $11.549
                                                              (c)          --    (c)     $11.626
 Ending AUV.................................................  (a)     $11.646    (a)     $12.503
                                                              (b)     $11.549    (b)     $12.368
                                                              (c)          --    (c)     $12.363
 Ending Number of AUs.......................................  (a)     252,748    (a)   1,140,099
                                                              (b)     259,273    (b)     640,076
                                                              (c)          --    (c)      77,588
------------------------------------------------------------------------------------------------
Mid Cap Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)     $13.002    (a)     $13.747
                                                              (b)     $12.903    (b)     $13.622
                                                              (c)          --    (c)     $13.230
 Ending AUV.................................................  (a)     $13.747    (a)     $13.971
                                                              (b)     $13.622    (b)     $13.810
                                                              (c)          --    (c)     $13.802
 Ending Number of AUs.......................................  (a)     237,495    (a)     896,456
                                                              (b)     225,936    (b)     523,041
                                                              (c)          --    (c)      43,871
------------------------------------------------------------------------------------------------



     (a)Without election of the optional enhanced death benefit and EstatePlus (1.40%).


     (b)With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).


     (c)With election of the optional enhanced death benefit and EstatePlus for contracts issued after August 2, 2004 (1.80%).


        AUV - Accumulation Unit Value


        AU - Accumulation Units

                                                                                     FISCAL
                                                                 INCEPTION            YEAR
                                                                    TO                ENDED
                     SELECT PORTFOLIOS                            4/30/04            4/30/05
------------------------------------------------------------  ---------------    ---------------
------------------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)     $15.751    (a)     $17.248
                                                              (b)     $15.630    (b)     $17.099
                                                              (c)          --    (c)     $17.554
 Ending AUV.................................................  (a)     $17.248    (a)     $19.747
                                                              (b)     $17.099    (b)     $19.527
                                                              (c)          --    (c)     $19.522
 Ending Number of AUs.......................................  (a)     184,956    (a)     761,202
                                                              (b)     146,795    (b)     434,973
                                                              (c)          --    (c)      48,754
------------------------------------------------------------------------------------------------
Small Cap (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)     $10.224    (a)     $10.385
                                                              (b)     $10.146    (b)     $10.294
                                                              (c)          --    (c)      $9.862
 Ending AUV.................................................  (a)     $10.385    (a)     $10.345
                                                              (b)     $10.294    (b)     $10.229
                                                              (c)          --    (c)     $10.224
 Ending Number of AUs.......................................  (a)     330,267    (a)   1,250,380
                                                              (b)     253,156    (b)     616,967
                                                              (c)          --    (c)      66,042
------------------------------------------------------------------------------------------------
International Equity (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)      $7.028    (a)      $7.816
                                                              (b)      $6.987    (b)      $7.760
                                                              (c)          --    (c)      $7.540
 Ending AUV.................................................  (a)      $7.816    (a)      $8.588
                                                              (b)      $7.760    (b)      $8.505
                                                              (c)          --    (c)      $8.487
 Ending Number of AUs.......................................  (a)     347,046    (a)   1,492,650
                                                              (b)     271,956    (b)     704,517
                                                              (c)          --    (c)     124,064
------------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)     $11.770    (a)     $11.684
                                                              (b)     $11.679    (b)     $11.574
                                                              (c)          --    (c)     $11.636
 Ending AUV.................................................  (a)     $11.684    (a)     $12.029
                                                              (b)     $11.574    (b)     $11.886
                                                              (c)          --    (c)     $11.860
 Ending Number of AUs.......................................  (a)     323,059    (a)   1,186,874
                                                              (b)     188,746    (b)     466,929
                                                              (c)          --    (c)      70,100
------------------------------------------------------------------------------------------------



     (a)Without election of the optional enhanced death benefit and EstatePlus (1.40%).


     (b)With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).


     (c)With election of the optional enhanced death benefit and EstatePlus for contracts issued after August 2, 2004 (1.80%).


        AUV - Accumulation Unit Value


        AU - Accumulation Units

                                                                                     FISCAL
                                                                 INCEPTION            YEAR
                                                                    TO                ENDED
                     SELECT PORTFOLIOS                            4/30/04            4/30/05
------------------------------------------------------------  ---------------    ---------------
------------------------------------------------------------------------------------------------
Strategic Fixed Income (Inception Date: 2/14/05)
 Beginning AUV..............................................  (a)          --    (a)     $10.000
                                                              (b)          --    (b)     $10.000
                                                              (c)          --    (c)     $10.000
 Ending AUV.................................................  (a)          --    (a)      $9.674
                                                              (b)          --    (b)      $9.662
                                                              (c)          --    (c)      $9.659
 Ending Number of AUs.......................................  (a)          --    (a)      47,005
                                                              (b)          --    (b)      70,283
                                                              (c)          --    (c)      12,661
------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)     $10.680    (a)     $10.614
                                                              (b)     $10.598    (b)     $10.524
                                                              (c)          --    (c)     $10.483
 Ending AUV.................................................  (a)     $10.614    (a)     $10.561
                                                              (b)     $10.524    (b)     $10.446
                                                              (c)          --    (c)     $10.461
 Ending Number of AUs.......................................  (a)     338,224    (a)     567,574
                                                              (b)      88,229    (b)     395,491
                                                              (c)          --    (c)      26,458
------------------------------------------------------------------------------------------------



                     FOCUSED PORTFOLIOS
------------------------------------------------------------
------------------------------------------------------------------------------------------------
Focus Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)      $6.862    (a)      $7.133
                                                              (b)      $6.810    (b)      $7.073
                                                              (c)          --    (c)      $6.605
 Ending AUV.................................................  (a)      $7.133    (a)      $6.791
                                                              (b)      $7.073    (b)      $6.717
                                                              (c)          --    (c)      $6.716
 Ending Number of AUs.......................................  (a)     638,434    (a)   1,813,875
                                                              (b)     447,673    (b)     946,546
                                                              (c)          --    (c)      98,647
------------------------------------------------------------------------------------------------
Focus Growth and Income (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)      $8.743    (a)      $9.047
                                                              (b)      $8.304    (b)      $8.582
                                                              (c)          --    (c)      $8.188
 Ending AUV.................................................  (a)      $9.047    (a)      $9.099
                                                              (b)      $8.582    (b)      $8.608
                                                              (c)          --    (c)      $8.586
 Ending Number of AUs.......................................  (a)     391,752    (a)   1,208,650
                                                              (b)     405,658    (b)     761,677
                                                              (c)          --    (c)      83,262
------------------------------------------------------------------------------------------------



     (a)Without election of the optional enhanced death benefit and EstatePlus (1.40%).


     (b)With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).


     (c)With election of the optional enhanced death benefit and EstatePlus for contracts issued after August 2, 2004 (1.80%).


        AUV - Accumulation Unit Value


        AU - Accumulation Units

                                                                                     FISCAL
                                                                 INCEPTION            YEAR
                                                                    TO                ENDED
                     FOCUSED PORTFOLIOS                           4/30/04            4/30/05
------------------------------------------------------------  ---------------    ---------------
------------------------------------------------------------------------------------------------
Focus Value (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)     $11.626    (a)     $12.277
                                                              (b)     $11.566    (b)     $12.188
                                                              (c)          --    (c)     $12.187
 Ending AUV.................................................  (a)     $12.277    (a)     $13.559
                                                              (b)     $12.188    (b)     $13.428
                                                              (c)          --    (c)     $13.396
 Ending Number of AUs.......................................  (a)     213,874    (a)     775,409
                                                              (b)     170,927    (b)     435,201
                                                              (c)          --    (c)      58,865
------------------------------------------------------------------------------------------------
Focus TechNet (Inception Date: 11/17/03)
 Beginning AUV..............................................  (a)      $3.860    (a)      $4.294
                                                              (b)      $4.249    (b)      $4.725
                                                              (c)          --    (c)      $4.400
 Ending AUV.................................................  (a)      $4.294    (a)      $4.142
                                                              (b)      $4.725    (b)      $4.545
                                                              (c)          --    (c)      $4.547
 Ending Number of AUs.......................................  (a)     621,962    (a)   1,713,900
                                                              (b)     293,811    (b)     591,914
                                                              (c)          --    (c)      68,594
------------------------------------------------------------------------------------------------



     (a)Without election of the optional enhanced death benefit and EstatePlus (1.40%).


     (b)With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).


     (c)With election of the optional enhanced death benefit and EstatePlus for contracts issued after August 2, 2004 (1.80%).


        AUV - Accumulation Unit Value


        AU - Accumulation Units

APPENDIX A - CONDENSED FINANCIALS - CLASS 2 SHARES

--------------------------------------------------------------------------------

                                                FISCAL                     FISCAL           FISCAL           FISCAL
                                                 YEAR      ONE MONTH        YEAR             YEAR             YEAR
                                INCEPTION TO     ENDED       ENDED         ENDED            ENDED            ENDED
      SEASONS STRATEGIES          3/31/99       3/31/00     4/30/00       4/30/01          4/30/02          4/30/03
------------------------------  ------------   ---------   ---------   --------------   --------------   --------------
-----------------------------------------------------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
 Beginning AUV................      15.05          15.89      21.30    (a)     $20.24   (a)    $17.039   (a)    $14.356
                                                                       (b)     $20.24   (b)    $17.018   (b)    $14.302
 Ending AUV...................      15.89          21.30      20.24    (a)     $17.04   (a)    $14.356   (a)    $12.715
                                                                       (b)     $17.02   (b)    $14.302   (b)    $12.635
 Ending Number of AUs.........     31,169      1,653,495   1,871,300   (a)    398,040   (a)  1,596,999   (a)  2,178,753
                                                                       (b)  1,431,268   (b)  5,159,748   (b)  5,698,422
-----------------------------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
 Beginning AUV................      14.25          15.09      19.48    (a)     $18.62   (a)    $16.288   (a)    $14.164
                                                                       (b)     $18.62   (b)    $16.267   (b)    $14.111
 Ending AUV...................      15.09          19.48      18.62    (a)     $16.29   (a)    $14.164   (a)    $12.833
                                                                       (b)     $16.27   (b)    $14.111   (b)    $12.753
 Ending Number of AUs.........     93,136      1,559,019   1,760,865   (a)    483,256   (a)  2,793,004   (a)  4,278,227
                                                                       (b)  1,692,012   (b)  7,849,672   (b)  9,973,728
-----------------------------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
 Beginning AUV................      13.80          14.05      16.68    (a)     $16.11   (a)    $14.973   (a)    $13.695
                                                                       (b)     $16.11   (b)    $14.956   (b)    $13.645
 Ending AUV...................      14.05          16.68      16.11    (a)     $14.97   (a)    $13.695   (a)    $12.870
                                                                       (b)     $14.96   (b)    $13.645   (b)    $12.791
 Ending Number of AUs.........     85,553        991,695   1,061,795   (a)    375,068   (a)  2,883,697   (a)  4,762,059
                                                                       (b)  1,049,088   (b)  5,761,721   (b)  7,977,286
-----------------------------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
 Beginning AUV................      13.03          13.21      14.89    (a)     $14.50   (a)    $14.127   (a)    $13.410
                                                                       (b)     $14.50   (b)    $14.101   (b)    $13.353
 Ending AUV...................      13.21          14.89      14.50    (a)     $14.13   (a)    $13.410   (a)    $13.016
                                                                       (b)     $14.10   (b)    $13.353   (b)    $12.928
 Ending Number of AUs.........     33,892        623,175    629,067    (a)    181,135   (a)  2,004,171   (a)  3,771,996
                                                                       (b)    795,377   (b)  3,915,976   (b)  6,606,977
-----------------------------------------------------------------------------------------------------------------------

                                    FISCAL            FISCAL
                                     YEAR              YEAR
                                     ENDED             ENDED
      SEASONS STRATEGIES            4/30/04           4/30/05
------------------------------  ---------------   ---------------
------------------------------  ---------------------------------
Growth (Inception Date: 4/15/9
 Beginning AUV................  (a)     $12.715   (a)     $14.878
                                (b)     $12.635   (b)     $14.748
 Ending AUV...................  (a)     $14.878   (a)     $15.612
                                (b)     $14.748   (b)     $15.437
 Ending Number of AUs.........  (a)   3,020,703   (a)   2,799,359
                                (b)   6,514,187   (b)   5,639,555
----------------------------------------------------------------------------
Moderate Growth (Inception Dat
 Beginning AUV................  (a)     $12.833   (a)     $14.722
                                (b)     $12.753   (b)     $14.594
 Ending AUV...................  (a)     $14.722   (a)     $15.374
                                (b)     $14.594   (b)     $15.201
 Ending Number of AUs.........  (a)   6,054,737   (a)   5,721,257
                                (b)  11,785,293   (b)  10,690,901
----------------------------------------------------------------------------------------
Balanced Growth (Inception Dat
 Beginning AUV................  (a)     $12.870   (a)     $14.390
                                (b)     $12.791   (b)     $14.265
 Ending AUV...................  (a)     $14.390   (a)     $15.048
                                (b)     $14.265   (b)     $14.880
 Ending Number of AUs.........  (a)   6,508,746   (a)   5,790,342
                                (b)  10,269,407   (b)   9,517,592
----------------------------------------------------------------------------------------------------
Conservative Growth (Inception
 Beginning AUV................  (a)     $13.016   (a)     $14.214
                                (b)     $12.928   (b)     $14.082
 Ending AUV...................  (a)     $14.214   (a)     $14.808
                                (b)     $14.082   (b)     $14.634
 Ending Number of AUs.........  (a)   4,522,063   (a)   4,162,144
                                (b)   7,653,618   (b)   7,197,749
----------------------------------------------------------------------------------------------------------------


       SEASONS MANAGED
    ALLOCATION PORTFOLIOS
------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Allocation Growth (Inception Date: 2/14/05)
 Beginning AUV................         --             --         --                --               --               --
 Ending AUV...................         --             --         --                --               --               --
 Ending Number of AUs.........         --             --         --                --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Allocation Moderate Growth (Inception Date: 2/14/05)
 Beginning AUV................         --             --         --                --               --               --
 Ending AUV...................         --             --         --                --               --               --
 Ending Number of AUs.........         --             --         --                --               --               --
-----------------------------------------------------------------------------------------------------------------------------

       SEASONS MANAGED
    ALLOCATION PORTFOLIOS
------------------------------
------------------------------  ----------------------------
Allocation Growth (Inception D
 Beginning AUV................          --   (a)          --
                                             (b)          --
 Ending AUV...................          --   (a)          --
                                             (b)          --
 Ending Number of AUs.........          --   (a)          --
                                             (b)          --
----------------------------------------------------------------------------------------------------------------------------
Allocation Moderate Growth (In
 Beginning AUV................          --   (a)          --
                                             (b)          --
 Ending AUV...................          --   (a)          --
                                             (b)          --
 Ending Number of AUs.........          --   (a)          --
                                             (b)          --
-----------------------------------------------------------------------------------------------------------------------------



     (a) Without election of the optional enhanced death benefit and EstatePlus (1.40%).


     (b) With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).


         AUV - Accumulation Unit Value


         AU - Accumulation Units

                                                FISCAL                     FISCAL           FISCAL           FISCAL
                                                 YEAR      ONE MONTH        YEAR             YEAR             YEAR
       SEASONS MANAGED          INCEPTION TO     ENDED       ENDED         ENDED            ENDED            ENDED
    ALLOCATION PORTFOLIOS         3/31/99       3/31/00     4/30/00       4/30/01          4/30/02          4/30/03
------------------------------  ------------   ---------   ---------   --------------   --------------   --------------
-----------------------------------------------------------------------------------------------------------------------
Allocation Moderate (Inception Date: 2/14/05)
 Beginning AUV................         --             --         --                --               --               --
 Ending AUV...................         --             --         --                --               --               --
 Ending Number of AUs.........         --             --         --                --               --               --
-----------------------------------------------------------------------------------------------------------------------
Allocation Balanced (Inception Date: 2/14/05)
 Beginning AUV................         --             --         --                --               --               --
 Ending AUV...................         --             --         --                --               --               --
 Ending Number of AUs.........         --             --         --                --               --               --
-----------------------------------------------------------------------------------------------------------------------

                                    FISCAL            FISCAL
                                     YEAR              YEAR
       SEASONS MANAGED               ENDED             ENDED
    ALLOCATION PORTFOLIOS           4/30/04           4/30/05
------------------------------  ---------------   ---------------
------------------------------  ---------------------------------
Allocation Moderate (Inception
 Beginning AUV................               --   (a)          --
                                                  (b)          --
 Ending AUV...................               --   (a)          --
                                                  (b)          --
 Ending Number of AUs.........               --   (a)          --
                                                  (b)          --
----------------------------------------------------------------------------
Allocation Balanced (Inception
 Beginning AUV................               --   (a)          --
                                                  (b)          --
 Ending AUV...................               --   (a)          --
                                                  (b)          --
 Ending Number of AUs.........               --   (a)          --
                                                  (b)          --
----------------------------------------------------------------------------------------


      SELECT PORTFOLIOS
------------------------------
-----------------------------------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
 Beginning AUV................      10.00          10.68      14.94    (a)     $13.99   (a)    $10.121   (a)     $7.931
                                                                       (b)     $13.99   (b)    $10.107   (b)     $7.900
 Ending AUV...................      10.68          14.94      13.99    (a)     $10.12   (a)     $7.931   (a)     $6.806
                                                                       (b)     $10.11   (b)     $7.900   (b)     $6.763
 Ending Number of AUs.........     85,647      1,058,317   1,158,071   (a)    138,746   (a)    858,299   (a)  1,469,235
                                                                       (b)  1,108,465   (b)  3,700,885   (b)  4,665,791
-----------------------------------------------------------------------------------------------------------------------
Large Cap Composite (Inception Date: 3/1/99)
 Beginning AUV................      10.00          10.41      12.88    (a)     $12.30   (a)    $10.419   (a)     $8.858
                                                                       (b)     $12.30   (b)    $10.405   (b)     $8.825
 Ending AUV...................      10.41          12.88      12.30    (a)     $10.42   (a)     $8.858   (a)     $7.441
                                                                       (b)     $10.40   (b)     $8.825   (b)     $7.394
 Ending Number of AUs.........     33,347        316,855    361,941    (a)     30,196   (a)    358,258   (a)    763,947
                                                                       (b)    397,804   (b)  1,315,528   (b)  1,546,325
-----------------------------------------------------------------------------------------------------------------------
Large Cap Value (Inception Date: 3/1/99)
 Beginning AUV................      10.00          10.32      10.75    (a)     $10.79   (a)    $12.354   (a)    $11.297
                                                                       (b)     $10.79   (b)    $12.338   (b)    $11.254
 Ending AUV...................      10.32          10.75      10.79    (a)     $12.35   (a)    $11.297   (a)     $9.433
                                                                       (b)     $12.34   (b)    $11.254   (b)     $9.374
 Ending Number of AUs.........     34,004        531,732    571,490    (a)    110,091   (a)    957,260   (a)  1,479,497
                                                                       (b)    899,551   (b)  3,590,415   (b)  4,109,010
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth (Inception Date: 3/1/99)
 Beginning AUV................      10.00          10.62      18.41    (a)     $16.85   (a)    $13.691   (a)    $12.185
                                                                       (b)     $16.85   (b)    $13.674   (b)    $12.140
 Ending AUV...................      10.62          18.41      16.85    (a)     $13.69   (a)    $12.185   (a)    $10.242
                                                                       (b)     $13.67   (b)    $12.140   (b)    $10.178
 Ending Number of AUs.........     27,096        529,844    612,249    (a)     80,629   (a)    523,422   (a)    776,963
                                                                       (b)    678,174   (b)  2,223,309   (b)  2,421,115
-----------------------------------------------------------------------------------------------------------------------

      SELECT PORTFOLIOS
------------------------------
------------------------------  ---------------------------------
Large Cap Growth (Inception Da
 Beginning AUV................  (a)      $6.806   (a)      $8.101
                                (b)      $6.763   (b)      $8.029
 Ending AUV...................  (a)      $8.101   (a)      $8.386
                                (b)      $8.029   (b)      $8.291
 Ending Number of AUs.........  (a)   2,278,875   (a)   2,111,495
                                (b)   5,712,326   (b)   5,308,523
----------------------------------------------------------------------------------------------------
Large Cap Composite (Inception
 Beginning AUV................  (a)      $7.441   (a)      $8.814
                                (b)      $7.394   (b)      $8.736
 Ending AUV...................  (a)      $8.814   (a)      $9.172
                                (b)      $8.736   (b)      $9.068
 Ending Number of AUs.........  (a)   1,088,687   (a)     968,668
                                (b)   1,800,336   (b)   1,716,025
----------------------------------------------------------------------------------------------------------------
Large Cap Value (Inception Dat
 Beginning AUV................  (a)      $9.433   (a)     $11.652
                                (b)      $9.374   (b)     $11.550
 Ending AUV...................  (a)     $11.652   (a)     $12.520
                                (b)     $11.550   (b)     $12.379
 Ending Number of AUs.........  (a)   2,077,059   (a)   2,134,246
                                (b)   4,937,302   (b)   4,987,569
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth (Inception Date
 Beginning AUV................  (a)     $10.242   (a)    $13.74 8
                                (b)     $10.178   (b)     $13.627
 Ending AUV...................  (a)     $13.748   (a)     $13.984
                                (b)     $13.627   (b)     $13.827
 Ending Number of AUs.........  (a)   1,315,460   (a)   1,216,232
                                (b)   3,257,802   (b)   2,939,384
-----------------------------------------------------------------------------------------------------------------------



     (a) Without election of the optional enhanced death benefit and EstatePlus (1.40%).


     (b) With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).


         AUV - Accumulation Unit Value


         AU - Accumulation Units

                                                FISCAL                     FISCAL           FISCAL           FISCAL
                                                 YEAR      ONE MONTH        YEAR             YEAR             YEAR
                                INCEPTION TO     ENDED       ENDED         ENDED            ENDED            ENDED
      SELECT PORTFOLIOS           3/31/99       3/31/00     4/30/00       4/30/01          4/30/02          4/30/03
------------------------------  ------------   ---------   ---------   --------------   --------------   --------------
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: 3/1/99)
 Beginning AUV................      10.00          10.10      10.93    (a)     $11.14   (a)    $14.202   (a)    $15.629
                                                                       (b)     $11.14   (b)    $14.184   (b)    $15.569
 Ending AUV...................      10.10          10.93      11.14    (a)     $14.20   (a)    $15.629   (a)    $13.157
                                                                       (b)     $14.18   (b)    $15.569   (b)    $13.073
 Ending Number of AUs.........     11,278        297,306    318,151    (a)     98,363   (a)    661,329   (a)  1,014,719
                                                                       (b)    598,874   (b)  2,517,897   (b)  2,482,363
-----------------------------------------------------------------------------------------------------------------------
Small Cap (Inception Date: 3/1/99)
 Beginning AUV................      10.00          10.35      15.00    (a)     $13.56   (a)    $11.201   (a)    $10.455
                                                                       (b)     $13.56   (b)    $11.186   (b)    $10.415
 Ending AUV...................      10.35          15.00      13.56    (a)     $11.20   (a)    $10.455   (a)     $8.091
                                                                       (b)     $11.19   (b)    $10.415   (b)     $8.040
 Ending Number of AUs.........     22,807        432,850    481,239    (a)     61,891   (a)    553,867   (a)    893,438
                                                                       (b)    499,597   (b)  2,317,632   (b)  2,518,712
-----------------------------------------------------------------------------------------------------------------------
International Equity (Inception Date: 3/1/99)
 Beginning AUV................      10.00          10.51      13.61    (a)     $12.46   (a)     $9.608   (a)     $7.768
                                                                       (b)     $12.46   (b)     $9.595   (b)     $7.742
 Ending AUV...................      10.51          13.61      12.46    (a)      $9.61   (a)     $7.768   (a)     $5.829
                                                                       (b)      $9.60   (b)     $7.742   (b)     $5.802
 Ending Number of AUs.........     23,961        314,634    384,946    (a)     87,318   (a)    833,895   (a)  1,625,696
                                                                       (b)    532,261   (b)  1,773,503   (b)  2,547,690
-----------------------------------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 3/10/99)
 Beginning AUV................      10.00          10.02      10.00    (a)      $9.96   (a)    $10.570   (a)    $10.912
                                                                       (b)      $9.96   (b)    $10.555   (b)    $10.870
 Ending AUV...................      10.02          10.00       9.96    (a)     $10.57   (a)    $10.912   (a)    $11.733
                                                                       (b)     $10.56   (b)    $10.870   (b)    $11.658
 Ending Number of AUs.........     31,762        474,014    513,721    (a)    217,162   (a)  1,388,027   (a)  3,232,484
                                                                       (b)    732,849   (b)  3,049,466   (b)  8,024,390
-----------------------------------------------------------------------------------------------------------------------
Strategic Fixed Income (Inception Date: 2/14/05)
 Beginning AUV................         --             --         --    (a)         --   (a)         --   (a)         --
                                                                       (b)         --   (b)         --   (b)         --
 Ending AUV...................         --             --         --    (a)         --   (a)         --   (a)         --
                                                                       (b)         --   (b)         --   (b)         --
 Ending Number of AUs.........         --             --         --    (a)         --   (a)         --   (a)         --
                                                                       (b)         --   (b)         --   (b)         --
-----------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 3/26/99)
 Beginning AUV................      10.00          10.00      10.32    (a)     $10.35   (a)    $10.774   (a)    $10.836
                                                                       (b)     $10.35   (b)    $10.759   (b)    $10.794
 Ending AUV...................      10.00          10.32      10.35    (a)     $10.77   (a)    $10.836   (a)    $10.753
                                                                       (b)     $10.76   (b)    $10.794   (b)    $10.685
 Ending Number of AUs.........        970        380,169    235,608    (a)    713,829   (a)  1,156,309   (a)  1,444,740
                                                                       (b)  1,188,716   (b)  1,692,359   (b)  2,232,294
-----------------------------------------------------------------------------------------------------------------------

                                    FISCAL            FISCAL
                                     YEAR              YEAR
                                     ENDED             ENDED
      SELECT PORTFOLIOS             4/30/04           4/30/05
------------------------------  ---------------   ---------------
------------------------------  ---------------------------------
Mid Cap Value (Inception Date:
 Beginning AUV................  (a)     $13.157   (a)     $17.260
                                (b)     $13.073   (b)     $17.107
 Ending AUV...................  (a)     $17.260   (a)    $ 19.777
                                (b)     $17.107   (b)     $19.554
 Ending Number of AUs.........  (a)   1,300,186   (a)   1,542,783
                                (b)   3,090,567   (b)   3,227,769
-----------------------------------------------------------------------------------------------------------------------
Small Cap (Inception Date: 3/1
 Beginning AUV................  (a)      $8.091   (a)     $10.387
                                (b)      $8.040   (b)     $10.295
 Ending AUV...................  (a)     $10.387   (a)     $10.357
                                (b)     $10.295   (b)     $10.240
 Ending Number of AUs.........  (a)   1,608,225   (a)   1,499,655
                                (b)   3,597,088   (b)   3,277,172
-----------------------------------------------------------------------------------------------------------------------
International Equity (Inceptio
 Beginning AUV................  (a)      $5.829   (a)      $7.817
                                (b)      $5.802   (b)      $7.762
 Ending AUV...................  (a)      $7.817   (a)      $8.597
                                (b)      $7.762   (b)      $8.516
 Ending Number of AUs.........  (a)   2,159,492   (a)   2,561,246
                                (b)   4,127,078   (b)   4,992,053
-----------------------------------------------------------------------------------------------------------------------
Diversified Fixed Income (Ince
 Beginning AUV................  (a)     $11.733   (a)     $11.680
                                (b)     $11.658   (b)     $11.577
 Ending AUV...................  (a)     $11.680   (a)     $12.036
                                (b)     $11.577   (b)     $11.900
 Ending Number of AUs.........  (a)   3,279,348   (a)   2,948,566
                                (b)   6,462,854   (b)   5,308,150
-----------------------------------------------------------------------------------------------------------------------
Strategic Fixed Income (Incept
 Beginning AUV................  (a)          --   (a)          --
                                (b)          --   (b)          --
 Ending AUV...................  (a)          --   (a)          --
                                (b)          --   (b)          --
 Ending Number of AUs.........  (a)          --   (a)          --
                                (b)          --   (b)          --
-----------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Dat
 Beginning AUV................  (a)     $10.753   (a)     $10.620
                                (b)     $10.685   (b)     $10.526
 Ending AUV...................  (a)     $10.620   (a)    $ 10.577
                                (b)     $10.526   (b)     $10.458
 Ending Number of AUs.........  (a)   2,008,414   (a)   1,485,439
                                (b)   2,166,413   (b)   2,357,351
-----------------------------------------------------------------------------------------------------------------------



     (a)Without election of the optional enhanced death benefit and EstatePlus (1.40%).


     (b)With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).


        AUV - Accumulation Unit Value


        AU - Accumulation Units

                                                FISCAL                     FISCAL           FISCAL           FISCAL
                                                 YEAR      ONE MONTH        YEAR             YEAR             YEAR
                                INCEPTION TO     ENDED       ENDED         ENDED            ENDED            ENDED
      FOCUSED PORTFOLIOS          3/31/99       3/31/00     4/30/00       4/30/01          4/30/02          4/30/03
------------------------------  ------------   ---------   ---------   --------------   --------------   --------------
-----------------------------------------------------------------------------------------------------------------------
Focus Growth (Inception Date: 7/7/00)
 Beginning AUV................         --             --         --    (a)     $10.00   (a)     $7.642   (a)     $6.570
                                                                       (b)     $10.00   (b)     $7.633   (b)     $6.545
 Ending AUV...................         --             --         --    (a)      $7.64   (a)     $6.570   (a)     $5.576
                                                                       (b)      $7.63   (b)     $6.545   (b)     $5.541
 Ending Number of AUs.........         --             --         --    (a)    336,517   (a)    977,193   (a)  2,176,848
                                                                       (b)  1,598,717   (b)  4,088,242   (b)  3,979,461
-----------------------------------------------------------------------------------------------------------------------
Focus Growth and Income (Inception Date: 12/29/00)
 Beginning AUV................         --             --         --    (a)     $10.00   (a)     $9.354   (a)     $8.537
                                                                       (b)     $10.00   (b)     $8.942   (b)     $8.140
 Ending AUV...................         --             --         --    (a)      $9.35   (a)     $8.537   (a)     $7.467
                                                                       (b)      $8.94   (b)     $8.140   (b)     $7.102
 Ending Number of AUs.........         --             --         --    (a)     22,928   (a)    343,267   (a)    902,816
                                                                       (b)    197,045   (b)  1,284,539   (b)  1,860,715
-----------------------------------------------------------------------------------------------------------------------
Focus Value (Inception Date: 10/04/01)
 Beginning AUV................         --             --         --    (a)         $0   (a)    $10.000   (a)    $10.740
                                                                       (b)          0   (b)    $10.000   (b)    $10.727
 Ending AUV...................         --             --         --    (a)         $0   (a)    $10.740   (a)     $9.425
                                                                       (b)         $0   (b)    $10.727   (b)     $9.390
 Ending Number of AUs.........         --             --         --    (a)          0   (a)    216,178   (a)    848,182
                                                                       (b)          0   (b)    990,167   (b)  1,081,447
-----------------------------------------------------------------------------------------------------------------------
Focus TechNet (Inception Date: 12/29/00)
 Beginning AUV................         --             --         --    (a)     $10.00   (a)     $6.327   (a)     $3.299
                                                                       (b)     $10.00   (b)     $7.009   (b)     $3.646
 Ending AUV...................         --             --         --    (a)      $6.33   (a)     $3.299   (a)     $2.800
                                                                       (b)      $7.01   (b)     $3.646   (b)     $3.087
 Ending Number of AUs.........         --             --         --    (a)     55,512   (a)    295,604   (a)  1,567,573
                                                                       (b)    233,849   (b)  1,089,889   (b)  1,582,813
-----------------------------------------------------------------------------------------------------------------------

                                    FISCAL            FISCAL
                                     YEAR              YEAR
                                     ENDED             ENDED
      FOCUSED PORTFOLIOS            4/30/04           4/30/05
------------------------------  ---------------   ---------------
------------------------------  ---------------------------------
Focus Growth (Inception Date:
 Beginning AUV................  (a)      $5.576   (a)      $7.134
                                (b)      $5.541   (b)      $7.071
 Ending AUV...................  (a)      $7.134   (a)      $6.798
                                (b)      $7.071   (b)      $6.722
 Ending Number of AUs.........  (a)   3,296,151   (a)   3,051,901
                                (b)   5,224,743   (b)   4,934,373
-----------------------------------------------------------------------------------------------------------------------
Focus Growth and Income (Incep
 Beginning AUV................  (a)      $7.467   (a)      $9.044
                                (b)      $7.102   (b)      $8.581
 Ending AUV...................  (a)      $9.044   (a)      $9.103
                                (b)      $8.581   (b)      $8.616
 Ending Number of AUs.........  (a)   1,733,568   (a)   1,596,709
                                (b)   3,312,701   (b)   2,813,149
-----------------------------------------------------------------------------------------------------------------------
Focus Value (Inception Date: 1
 Beginning AUV................  (a)      $9.425   (a)     $12.277
                                (b)      $9.390   (b)     $12.188
 Ending AUV...................  (a)     $12.277   (a)     $13.578
                                (b)     $12.188   (b)     $13.459
 Ending Number of AUs.........  (a)     213,874   (a)   1,566,295
                                (b)     170,927   (b)   2,039,448
-----------------------------------------------------------------------------------------------------------------------
Focus TechNet (Inception Date:
 Beginning AUV................  (a)      $2.800   (a)      $4.294
                                (b)      $3.087   (b)      $4.725
 Ending AUV...................  (a)      $4.294   (a)      $4.146
                                (b)      $4.725   (b)      $4.548
 Ending Number of AUs.........  (a)     621,963   (a)   2,748,569
                                (b)     293,811   (b)   2,586,715
-----------------------------------------------------------------------------------------------------------------------



     (a)Without election of the optional enhanced death benefit and EstatePlus (1.40%).


     (b)With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).


        AUV - Accumulation Unit Value


        AU - Accumulation Units

APPENDIX B - SEASONS REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------


I.  DEFERRED PAYMENT ENHANCEMENT



If you elect to participate in the Seasons Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.


The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE


The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).


On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE


As in Example 1, your Upfront Payment Enhancement is $2,500.


This example also assumes the following:

     1. Your contract value on your 5th contract anniversary is $190,000.

     2. You request a withdrawal of $75,000 on your 5th contract anniversary.

     3. No subsequent Purchase Payments have been made.

     4. No prior withdrawals have been taken.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.


II.  90 DAY WINDOW



The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:



--------------------------------------------------------------------------------------------------------
                                 UPFRONT PAYMENT    DEFERRED PAYMENT           DEFERRED PAYMENT
ENHANCEMENT LEVEL                ENHANCEMENT RATE   ENHANCEMENT RATE           ENHANCEMENT DATE
--------------------------------------------------------------------------------------------------------
 Under $499,999                         4%                 0%          N/A
--------------------------------------------------------------------------------------------------------
 $500,000 or more                       5%                 1%          Nine years from the date we
                                                                       receive each Purchase Payment.
--------------------------------------------------------------------------------------------------------

Contracts issued with the Seasons Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.



This example assumes the following:



     (1) Above Enhancement Levels, Rates, and Dates throughout the first 90 days.



     (2) No withdrawal in the first 90 days.



     (3) Initial Purchase Payment of $435,000 on December 1, 2000.



     (4) Subsequent Purchase Payment of $40,000 on January 15, 2001.



     (5) Subsequent Purchase Payment of $25,000 on January 30, 2001.



     (6) Subsequent Purchase Payment of $7,500 on February 12, 2001.


ENHANCEMENT AT THE TIME PURCHASE PAYMENT RECEIVED


-------------------------------------------------------------------------------------------
                                                                              DEFERRED
                                 PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                  PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
DATE OF PURCHASE PAYMENT          AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
-------------------------------------------------------------------------------------------
 December 1, 2000                $435,000         4%            0%        N/A
-------------------------------------------------------------------------------------------
 January 15, 2001                $ 40,000         4%            0%        N/A
-------------------------------------------------------------------------------------------
 January 30, 2001                $ 25,000         5%            1%        January 30, 2010
-------------------------------------------------------------------------------------------
 January 12, 2001                $  7,500         5%            1%        February 12, 2010
-------------------------------------------------------------------------------------------


ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE


The sum of all Purchase Payments made in the first 90 days of the contract equals $507,500. According to the Enhancement Levels in effect at the time this contract was issued, a $507,500 Purchase Payment would have received a 5% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two payment enhancements would be adjusted at the end of the 90 days as follows:



-------------------------------------------------------------------------------------------
                                                                              DEFERRED
                                 PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                  PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
DATE OF PURCHASE PAYMENT          AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
-------------------------------------------------------------------------------------------
 December 1, 2000                $435,000         4%            1%        December 1, 2009
-------------------------------------------------------------------------------------------
 January 15, 2001                $ 40,000         4%            1%        January 15, 2010
-------------------------------------------------------------------------------------------
 January 30, 2001                $ 25,000         4%            1%        January 30, 2010
-------------------------------------------------------------------------------------------
 February 12, 2001               $  7,500         4%            1%        February 12, 2010
-------------------------------------------------------------------------------------------

APPENDIX C - DEATH BENEFITS FOLLOWING

SPOUSAL CONTINUATION
--------------------------------------------------------------------------------


The following details the death benefit options and EstatePlus benefit available upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, and the age of the Continuing Spouse as of the Continuation Date and Continuing Spouse's date of death.


The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following details the death benefit options and EstatePlus benefit upon the Continuing Spouse's death:

The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract and the age of the Continuing Spouse as of the Continuation Date.

A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

1. STANDARD DEATH BENEFIT

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. The lesser of:

        (1) Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

        (2) 125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to the contract value.

2. PURCHASE PAYMENT ACCUMULATION OPTION

If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; reduced for any withdrawals made and increased by any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or

     c. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals made since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus any Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals made since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

3. MAXIMUM ANNIVERSARY VALUE OPTION

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals made since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will not longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date or age 90 or older on the date of death, the death benefit is equal to contract value.

Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before June 1, 2004.

B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:


----------------------------------------------------------------------------------------------
CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE             MAXIMUM ESTATEPLUS AMOUNT
----------------------------------------------------------------------------------------------
       Years 0-4           25% of Earnings        40% of Continuation Net Purchase Payments
----------------------------------------------------------------------------------------------
       Years 5-9           40% of Earnings        65% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------
       Years 10+           50% of Earnings        75% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------


On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:


---------------------------------------------------------------------------------------------
CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE            MAXIMUM ESTATEPLUS AMOUNT
---------------------------------------------------------------------------------------------
  All Contract Years       25% of Earnings       40% of Continuation Net Purchase Payments*
---------------------------------------------------------------------------------------------



* PURCHASE PAYMENTS RECEIVED AFTER THE 5TH ANNIVERSARY OF THE CONTINUATION DATE MUST REMAIN IN THE CONTRACT FOR AT LEAST 6 FULL MONTHS TO BE INCLUDED AS PART OF THE CONTINUATION NET PURCHASE PAYMENTS FOR THE PURPOSE OF THE MAXIMUM ESTATEPLUS PERCENTAGE CALCULATION.



What is the Contract Year of Death?


Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.


What is the EstatePlus Benefit?


We determine the EstatePlus benefit based upon a percentage of earnings, as indicated in the tables above, in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).


What is the Maximum EstatePlus Benefit?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.


IF YOU PURCHASED YOUR CONTRACT PRIOR TO AUGUST 2, 2004, PLEASE SEE THE SAI FOR DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

APPENDIX D - SEASONS INCOME REWARDS EXAMPLES

--------------------------------------------------------------------------------


The following examples demonstrate the operation of the Seasons Income Rewards feature:



     EXAMPLE 1 FOR SEASONS INCOME REWARDS:



     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.



     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.



     EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTIONS 1 AND 2:



     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.



     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).



     EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTION 3:



     Assume you elect Seasons Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.



     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).



     EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME REWARDS:



     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.



     EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME
                 REWARDS:



     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.



     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                        AVAILABILITY OR VARIATION                       STATES
---------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10       Pennsylvania
                                   transfer fee.                                            Texas
---------------------------------------------------------------------------------------------------------------
 Administration Charge             Contract Maintenance Fee is $30.                         North Dakota
---------------------------------------------------------------------------------------------------------------
 Seasons Promise, Seasons Income   The fee will be deducted pro-rata from variable          Washington
 Rewards                           portfolios only. If Purchase Payments are allocated
                                   among fixed funds only, no fee will be deducted.
---------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                             Idaho
                                                                                            North Dakota
                                                                                            Utah
---------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on   California
                                   your Contract Date, the Free Look period is 30 days.
---------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look         Minnesota
                                   period, we return the greater of (1) your Purchase
                                   Payments; or (2) the value of your contract.
---------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look         Colorado
                                   period, we return the Purchase Payment(s) paid.          Delaware
                                                                                            Georgia
                                                                                            Hawaii
                                                                                            Idaho
                                                                                            Iowa
                                                                                            Kansas
                                                                                            Louisiana
                                                                                            Massachusetts
                                                                                            Michigan
                                                                                            Missouri
                                                                                            Nebraska
                                                                                            Nevada
                                                                                            New Hampshire
                                                                                            North Carolina
                                                                                            Ohio
                                                                                            Oklahoma
                                                                                            Rhode Island
                                                                                            South Carolina
                                                                                            Utah
                                                                                            Washington
                                                                                            West Virginia
---------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal or the  Oregon penalty free withdrawal amount.
---------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender  New Mexico
                                   your contract or begin the Income Phase.                 Texas
                                                                                            Washington
---------------------------------------------------------------------------------------------------------------
 Market Value Adjustment           L equal to 0.0025                                        Florida
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  APPENDIX F - MARKET VALUE ADJUSTMENT ("MVA")

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


If you purchased your contract prior to August 2, 2004 and you take money out of any available multi-year "Fixed Account", before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the Fixed Account and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.



The information in this Appendix applies only if you take money out of a Fixed Account (with a duration longer than 1 year) before the end of the guarantee period.



We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Account. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Account from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.



Where the MVA is negative, we first deduct the adjustment from any money remaining in the Fixed Account. If there is not enough money in the Fixed Account to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.



The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:



                             [(1+I/(1+J+L)]N/12 - 1



     where:



       I is the interest rate you are earning on the money invested in the Fixed Account;



       J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;



       N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and



       L is 0.005 (Some states require a different value. Please see your contract.)



We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:



     If a withdrawal is made within 30 days after the end of a guarantee period;



     If a withdrawal is made to pay contract fees and charges;



     To pay a death benefit; and



     Upon beginning an income option, if occurring on the Latest Annuity Date.



EXAMPLES OF THE MVA



    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the



Guarantee periods available or Surrender Charges applicable under your contract.



The examples below assume the following:



     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);



     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and



     (4) Your contract was issued in a state where L = 0.005.



POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.



The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1



                  = [(1.05)/(1.04+0.005)]18/12 - 1



                  = (1.004785)(1.5) - 1



                  = 1.007186 - 1



                  = + 0.007186



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:



                         $4,000 X (+0.007186) = +$28.74



$28.74 represents the positive MVA that would be added to the withdrawal.



NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 5.5% and the 3-year Fixed Account is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.



The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1



                  = [(1.05)/(1.06+0.005)]18/12 - 1



                  = (0.985915)(1.5) - 1



                  = 0.978948 - 1



                  = - 0.021052



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:



                         $4,000 X (-0.021052) = -$84.21



$84.21 represents the negative MVA that will be deducted from the withdrawal.



POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1



                  = [(1.05)/(1.04+0.005)]18/12 - 1



                  = (1.004785)(1.5) - 1



                  = 1.007186 - 1



                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:



                         $3,760 X (+0.007186) = +$27.02



$27.02 represents the positive MVA that would be added to the withdrawal.



NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 5.5% and the 3-year Fixed Account is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.



The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1



                  = [(1.05)/(1.06+0.005)]18/12 - 1



                  = (0.985915)(1.5) - 1



                  = 0.978948 - 1



                  = -0.021052



The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:



                         $3,760 X (-0.021052) = -$79.16



$79.16 represents the negative MVA that would be deducted from the withdrawal.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Seasons Select(II) Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

          FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY

                         VARIABLE ANNUITY ACCOUNT FIVE
                   Seasons/Seasons Select II Variable Annuity


                DEPOSITOR: AIG SUNAMERICA LIFE ASSURANCE COMPANY
This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated August 29, 2005, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299



    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS AUGUST 29, 2005.

TABLE OF CONTENTS
Separate Account............................................    3

General Account.............................................    3

Support Agreement Between the Company and AIG...............    4

Performance Data............................................    4

Death Benefit Options for Contract Issued Prior to
  August 2, 2004............................................    7

Income Payments.............................................   17

Income Protector Feature....................................   17

Hypothetical Example of the Operation of the Income
  Protector Program.........................................   18

Annuity Unit Values.........................................   19

Taxes.......................................................   22

Distribution of Contracts...................................   27

Financial Statements........................................   27

SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Variable Annuity Account Five was originally established by Anchor National Life Insurance Company ("Anchor National") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the "Company"). This was a name change only and did not affect the substance of any contract. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES ("Variable Portfolios"), with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG
--------------------------------------------------------------------------------

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its Variable Portfolios. A Variable Portfolio is a sub-account of the separate account which provides for variable investment options available under the contract. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolios is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                   Base Period Return = (EV - SV - CMF)/(SV)


For contracts with the Seasons Rewards Program:
------------------------------------------------



                 Base Period Return = (EV - SV - CMF + E)/(SV)


    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days


        E = Premium Enhancement Rate, prorated for 7 days


The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.



Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.


OTHER PORTFOLIOS

The Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
------------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.


We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already the contract with or without the Seasons Rewards Program. However, we will not report performance for the contract featuring the Seasons Rewards Program, unless net of withdrawal charges.

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds two other contracts (Seasons and Seasons Select) which have been in existence longer than the Seasons Select II Variable Annuity. The Strategies in Seasons Select II are also available in the Seasons contract and have been since 4/15/97. The Select Portfolios have been available since March 1, 1999 and the Focused Portfolios since July 5, 2000 in the Seasons Select contract. The one year and since inception numbers for the Strategies and Portfolios are based on Seasons and Seasons Select historical data (which is adjusted for the fees and charges applicable to Seasons Select II) and represent adjusted actual performance of the separate account.

DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004
--------------------------------------------------------------------------------

IF YOU PURCHASED YOUR CONTRACT PRIOR TO AUGUST 2, 2004, THE FOLLOWING DEATH BENEFIT PROVISIONS APPLY:

STANDARD DEATH BENEFIT
The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

If you are age 75 or older at the time of death, the death benefit is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value at the time we receive all required paperwork and satisfactory proof of death.

OPTIONAL ENHANCED DEATH BENEFIT

The optional enhanced death benefit offers a choice between two enhanced death benefits, each of which includes an EstatePlus component. You must elect the optional enhanced death benefit at the time we issue your contract and once elected it cannot be terminated by you. The optional enhanced death benefit is not available if you are age 81 or older at the time of contract issue.

If you elect the optional enhanced death benefit, we will pay your Beneficiary the sum of A plus B, where:

     A. is the amount payable under the selected enhanced death benefit (see option 1 or 2 below); and

     B. is the amount payable, if any, under the EstatePlus benefit.

A.  ENHANCED DEATH BENEFIT OPTIONS:

     1. 5% Accumulation Option -- the death benefit is the greater of:

        a. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

        b. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

           If you die after the Latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from the optional enhanced death benefit. The 5% Accumulation option may not be available in all states.

     2. Maximum Anniversary Value Option -- the death benefit is the greater of:

        a. Net Purchase Payments; or

        b. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

        c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

           If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value option, the death benefit will be equal to the contract value on the date we receive all required paperwork and satisfactory proof of death. Therefore, your beneficiary will not receive any benefit from the optional enhanced death benefit. The Maximum Anniversary Value option may not be available in all states.

B.  ESTATEPLUS BENEFIT:

The EstatePlus benefit may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable.

The Contract Year of Death will determine the EstatePlus Percentage and the Maximum EstatePlus Percentage, as set forth below:

-----------------------------------------------------------------------------------------
                           ESTATEPLUS
CONTRACT YEAR OF DEATH     PERCENTAGE              MAXIMUM ESTATEPLUS PERCENTAGE
-----------------------------------------------------------------------------------------
 Years 0-4               25% of earnings  25% of Net Purchase Payments
-----------------------------------------------------------------------------------------
 Years 5-9               40% of earnings  40% of Net Purchase Payments*
-----------------------------------------------------------------------------------------
 Years 10+               50% of earnings  50% of Net Purchase Payments*
-----------------------------------------------------------------------------------------

* Purchase Payments must be invested for at least six months at the time of your death to be included as part of Net Purchase Payments for the purposes of the Maximum EstatePlus calculation.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?
We determine the amount of the EstatePlus based upon a percentage of earnings in your contract at the time of your death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the date of death; and

     (2) equals Net Purchase Payments.

What is the Maximum EstatePlus?
The EstatePlus amount is subject to a maximum. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

The EstatePlus feature may not be available in all states.

If you elect the 5% Accumulation enhanced death benefit option or the Maximum Anniversary enhanced death benefit, the EstatePlus benefit will only be paid if your date of death is prior to your Latest Annuity Date.

We assess a fee for the EstatePlus. We deduct daily the annual charge of 0.25% of the average daily ending value of the assets you have allocated to the Variable Portfolios. This fee will terminate, if the benefit is no longer available to you based on your age, as discussed above. In the state of Washington only the Maximum Anniversary Value component of the optional enhanced death benefit is available. Neither the 5% Accumulation nor the EstatePlus is available in Washington. The fee charged for the Maximum Anniversary Value option in Washington is 0.25% of the average daily ending value of the assets allocated to the Variable Portfolios.

IF YOU PURCHASED YOUR CONTRACT PRIOR TO AUGUST 2, 2004, THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION ARE AS FOLLOWS:

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date plus any Purchase Payments recorded after the Continuation Date; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the Continuation Date, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All other capitalized terms have the meanings defined in the glossary and/or prospectus.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

I. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and a Continuation Contribution was made:

     A. If the Continuing Spouse is age 74 or younger at the time of death, we will pay the beneficiary the greater of:

        1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the date of death of the Continuing Spouse; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

     B. If the Continuing Spouse is age 75 or older at the time of death the Standard Death Benefit is the greater of:

        1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the Continuing Spouse's 75th birthday, plus any Purchase Payments recorded after the Continuing Spouse's 75th birthday; and reduced for any withdrawal (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

II. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and no Continuation Contributions was made:

     A. If the Continuing Spouse is age 74 or younger at the time of death, the death benefit is the greater of:

        1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

        2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

     B. If the Continuing Spouse is age 75 or older at the time of death, the death benefit is the greater of:

        1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until your Continuing Spouse's 75(th) birthday, plus any Purchase Payments recorded after the 75(th) birthday, and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75(th) birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. the contract value at the time we receive all required paperwork and satisfactory proof of death.

OPTIONAL ENHANCED DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the optional enhanced death benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the sum of A plus B, where:

     A. equals the amount payable under the selected enhanced death benefit (option 1 or 2 below, as selected by the original owner); and

     B. equals the amount payable, if any, under the EstatePlus benefit.

A.  ENHANCED DEATH BENEFIT OPTIONS FOR SPOUSAL CONTINUATION:

     I. If the 5% Accumulation option is selected and a Continuation Contribution was made the death benefit is the greater of:

        a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        b. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

     II. If 5% Accumulation Option is selected and no Continuation Contribution was made:

        a. the contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        b. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit.

     III. If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greater of:

        a. Continuation Net Purchase Payments; or

        b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     IV. If the Maximum Anniversary Value option is selected and no Continuation Contribution was made the death benefit is the greater of:

        a. Net Purchase Payments; or

        b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit. However, the Continuing Spouse's Beneficiary may still receive a benefit from EstatePlus if the date of death is prior to the Latest Annuity Date.

B.  ESTATEPLUS BENEFIT FOR SPOUSAL CONTINUATION:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected the optional enhanced death benefit and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable.

If a Continuation Contribution has been made, the Contract Year of Death will determine the EstatePlus Percentage and the Maximum EstatePlus amount, as set forth below:

----------------------------------------------------------------------------------------------
CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE             MAXIMUM ESTATEPLUS AMOUNT
----------------------------------------------------------------------------------------------
 Years 0-4               25% of earnings         25% of Continuation Net Purchase Payments
----------------------------------------------------------------------------------------------
 Years 5-9               40% of earnings         40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------
 Years 10+               50% of earnings         50% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS MUST BE INVESTED FOR AT LEAST SIX MONTHS AT THE TIME OF YOUR DEATH TO BE INCLUDED AS PART OF CONTINUATION NET PURCHASE PAYMENTS FOR PURPOSES OF THE MAXIMUM ESTATEPLUS CALCULATION.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus Amount?
We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where:

  (1) equals the contract value on the Continuing Spouse's date of death;

  (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus Amount?
The EstatePlus amount is subject to a maximum. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

The EstatePlus benefit will only be paid if the Continuing Spouse's date of death is prior to reaching age 95.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

I. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and a Continuation Contribution was made:

     A. If the Continuing Spouse is age 74 or younger at the time of death, we will pay the beneficiary the greater of:

        1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the date of death of the Continuing Spouse; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

     B. If the Continuing Spouse is age 75 or older at the time of death the Standard Death Benefit is the greater of:

        1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the Continuing Spouse's 75th birthday, plus any Purchase Payments recorded after the Continuing Spouse's 75th birthday; and reduced for any withdrawal (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

II. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and no Continuation Contributions was made:

     A. If the Continuing Spouse is age 74 or younger at the time of death, the death benefit is the greater of:

        1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

        2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

     B. If the Continuing Spouse is age 75 or older at the time of death, the death benefit is the greater of:

        1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until your Continuing Spouse's 75(th) birthday, plus any Purchase Payments recorded after the 75(th) birthday, and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75(th) birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. the contract value at the time we receive all required paperwork and satisfactory proof of death.

OPTIONAL ENHANCED DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the optional enhanced death benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the sum of A plus B, where:

     A. equals the amount payable under the selected enhanced death benefit (option 1 or 2 below, as selected by the original owner); and

     B. equals the amount payable, if any, under the EstatePlus benefit.

A.  ENHANCED DEATH BENEFIT OPTIONS FOR SPOUSAL CONTINUATION:

I. If the 5% Accumulation option is selected and a Continuation Contribution was made the death benefit is the greater of:

     a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     b. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

II. If 5% Accumulation Option is selected and no Continuation Contribution was made:

     a. the contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     b. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit.

III. If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greater of:

     a. Continuation Net Purchase Payments; or

     b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

IV. If the Maximum Anniversary Value option is selected and no Continuation Contribution was made the death benefit is the greater of:

     a. Net Purchase Payments; or

     b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit. However, the Continuing Spouse's Beneficiary may still receive a benefit from EstatePlus if the date of death is prior to the Latest Annuity Date.

B.  ESTATEPLUS BENEFIT FOR SPOUSAL CONTINUATION:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected the optional enhanced death benefit and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable.

If a Continuation Contribution has been made, the Contract Year of Death will determine the EstatePlus Percentage and the Maximum EstatePlus amount, as set forth below:

----------------------------------------------------------------------------------------------
CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE             MAXIMUM ESTATEPLUS AMOUNT
----------------------------------------------------------------------------------------------
       Years 0-4           25% of earnings         25% of Continuation Net Purchase Payments
----------------------------------------------------------------------------------------------
       Years 5-9           40% of earnings        40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------
       Years 10+           50% of earnings        50% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS MUST BE INVESTED FOR AT LEAST SIX MONTHS AT THE TIME OF YOUR DEATH TO BE INCLUDED AS PART OF CONTINUATION NET PURCHASE PAYMENTS FOR PURPOSES OF THE MAXIMUM ESTATEPLUS CALCULATION.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus Amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where:

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus Amount?

The EstatePlus amount is subject to a maximum. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

The EstatePlus benefit will only be paid if the Continuing Spouse's date of death is prior to reaching age 95.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

INCOME PAYMENTS
--------------------------------------------------------------------------------

INITIAL ANNUITY PAYMENT

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

If contract holders elect to begin Income Payments using the Income Protector feature, the Income Benefit Base is determined as below. The initial monthly Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Income Option selected.

INCOME PROTECTOR FEATURE
--------------------------------------------------------------------------------

THIS FEATURE IS AVAILABLE ON CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

The Income Protector Program provides a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you choose to begin receiving income payments. With the Income Protector you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. In order to utilize the program, you must follow the provisions discussed below.

You are not required to use the Income Protector to receive income payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income Protector if you begin taking income payments under the general provisions of your contract. In addition, if applicable, surrender charges will be assessed upon your beginning the Income Phase, if you annuitize under the Income Protector Program. YOU MAY NEVER NEED TO RELY UPON INCOME PROTECTOR IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Certain federal tax code restrictions on the income options available to qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, below.

HOW DO WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME?

We base the amount of minimum retirement income available to you if you take income payments using the Income Protector upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Initial Income Benefit Base is equal to your contract value. Your participation becomes effective on either the date of issue of the contract (if the feature is elected at the time of application) or on the contract anniversary following your enrollment in the program.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your contract value on the date your participation became effective, and for each subsequent year of calculation, the Income Benefit Base of your prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the prior contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees, charges since the last contract anniversary in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ELECTING TO RECEIVE INCOME

In order to exercise your rights under the Income Protector feature, you may not begin the Income Phase for at least nine years following the date your enrollment in the program became effective. Further, you may begin taking income payments using the Income Protector feature only within 30 days after the ninth or later contract anniversary following the effective date of your enrollment in the Income Protector program.

The contract anniversary prior to your election to begin receiving income payments is your Income Benefit Date. We calculate your Income Benefit Base as of that date to use in determining your guaranteed minimum fixed retirement income. To determine the minimum guaranteed retirement income available to you, we apply your final Income Benefit Base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive the income annually, semi-annually, quarterly or monthly for the time guaranteed under your selected income option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals (including any negative MVA) and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector feature to receive your retirement income are:

     - Life Annuity with 10 years guaranteed, or

     - Joint and 100% Survivor Life Annuity with 20 years guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

If you elect to participate in the Income Protector program we deduct a fee equal to 0.10% of your Income Benefit Base from your contract value on each contract anniversary beginning with the contract anniversary following the anniversary on which your enrollment in the program becomes effective. We will deduct this charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Once elected, the Income Protector Program and its corresponding charges may not be terminated until full surrender or annuitization of the contract occurs. We will not assess the annual fee if you surrender or annuitize before the next contract anniversary.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.


The Income Protector program may not be available in all states. Check with your financial representative for availability in your state.

If you elect the Seasons Promise or Seasons Income Rewards feature, you may not elect to participate in the Income Protector Program.

We reserve the right to modify, suspend or terminate the program (in its entirety or any component) at any time on prospectively issued contracts.

HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR PROGRAM:
--------------------------------------------------------------------------------

This table assumes a $100,000 initial investment in a Non-qualified contract, the election of the optional Income Protector Program at contract issue, with no withdrawals, additional payments or premium taxes, no election of Seasons Rewards, Seasons Estate Advantage, Earnings Advantage or Seasons Promise.

-----------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARIES:
                                                           9                  10                 15                 20
 IF AT ISSUE YOU ARE...                1-8              (AGE 69)           (AGE 70)           (AGE 75)           (AGE 80)
-----------------------------------------------------------------------------------------------------------------------------
  Male (M), Age 60*                    N/A               6,480              6,672              7,716              8,832
-----------------------------------------------------------------------------------------------------------------------------
  Female (F), Age 60*                  N/A               5,700              5,880              6,900              8,112
-----------------------------------------------------------------------------------------------------------------------------
  M and F, Age 60**                    N/A               4,920              5,028              5,544              5,928
-----------------------------------------------------------------------------------------------------------------------------

*  Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector may not be available in your state. Please consult your financial advisor for information regarding availability of this program in your state.

Election of the Income Protector Program is not permitted if the Seasons Promise or Seasons Income Rewards benefit is elected.

ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5010, variable annuity payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.


Note that the amount of the first variable annuity payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.


TAXES
--------------------------------------------------------------------------------
General


Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------
The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, are incorporated by reference in this Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the fixed account options and the DCA fixed account options. Financial Statements for Variable Annuity Account Five at April 30, 2005, and for each of the two years in the period ended April 30, 2005 are included herein.


PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above have been included or are incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          VARIABLE ANNUITY ACCOUNT FIVE

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                 APRIL 30, 2005

                          VARIABLE ANNUITY ACCOUNT FIVE

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                                 APRIL 30, 2005

                                    CONTENTS

Report of Independent Registered Public Accounting Firm .......     1
Statement of Assets and Liabilities ...........................     2
Schedule of Portfolio Investments .............................    11
Statement of Operations .......................................    12
Statement of Changes in Net Assets ............................    19
Notes to Financial Statements .................................    36

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Five

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at April 30, 2005, the results of each of their operations for the periods indicated and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
August 18, 2005

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005

                                                                       Moderate      Balanced   Conservative  Large Cap   Large Cap
                                                           Growth       Growth        Growth       Growth      Growth     Composite
                                                          Strategy     Strategy      Strategy     Strategy    Portfolio   Portfolio
                                                          (Class 1)    (Class 1)     (Class 1)    (Class 1)   (Class 1)   (Class 1)
                                                        ------------ ------------- ------------ ------------ ----------- -----------
Assets:
     Investments in Seasons Series Trust,
        at net asset value                              $ 96,764,870 $ 105,864,120 $ 83,566,913 $ 63,608,233 $13,076,343 $ 4,328,593

     Receivable from AIG SunAmerica Life
       Assurance Company                                           0             0            0            0           0           0
                                                        ------------ ------------- ------------ ------------ ----------- -----------

Total Assets:                                           $ 96,764,870 $ 105,864,120 $ 83,566,913 $ 63,608,233 $13,076,343 $ 4,328,593

Liabilities:
     Payable to AIG SunAmerica Life Assurance Company              0             0            0            0           0           0
                                                        ------------ ------------- ------------ ------------ ----------- -----------

Net Assets                                              $ 96,764,870 $ 105,864,120 $ 83,566,913 $ 63,608,233 $13,076,343 $ 4,328,593
                                                        ============ ============= ============ ============ =========== ===========

     Accumulation units                                   96,370,936   105,117,022   83,321,329   62,869,381  13,052,024   4,288,203

     Contracts in payout (annuitization) period              393,934       747,098      245,584      738,852      24,319      40,390
                                                        ------------ ------------- ------------ ------------ ----------- -----------

          Total net assets                              $ 96,764,870 $ 105,864,120 $ 83,566,913 $ 63,608,233 $13,076,343 $ 4,328,593
                                                        ============ ============= ============ ============ =========== ===========

Accumulation units outstanding                             6,154,039     6,839,418    5,514,875    4,265,494   1,558,414     469,827
                                                        ============ ============= ============ ============ =========== ===========

Contracts with total expenses of 1.40%:
     Net Assets                                         $ 95,346,033 $ 103,397,011 $ 81,439,117 $ 61,982,034 $12,341,735 $ 4,237,014
     Accumulation units outstanding                        6,063,149     6,678,901    5,373,453    4,155,661   1,461,745     458,999
     Unit value of accumulation units                   $      15.73 $       15.48 $      15.16 $      14.92 $      8.44 $      9.23

Contracts with total expenses of 1.52%:
     Net Assets                                         $  1,418,837 $   2,467,109 $  2,127,796 $  1,626,199 $   734,608 $    91,579
     Accumulation units outstanding                           90,890       160,517      141,422      109,833      96,669      10,828
     Unit value of accumulation units                   $      15.61 $       15.37 $      15.05 $      14.81 $      7.60 $      8.46

Contracts with total expenses of 1.55% (1):
     Net Assets                                         $          - $           - $          - $          - $         - $         -
     Accumulation units outstanding                                -             -            -            -           -           -
     Unit value of accumulation units                   $          - $           - $          - $          - $         - $         -

Contracts with total expenses of 1.55% (2):
     Net Assets                                         $          - $           - $          - $          - $         - $         -
     Accumulation units outstanding                                -             -            -            -           -           -
     Unit value of accumulation units                   $          - $           - $          - $          - $         - $         -

Contracts with total expenses of 1.65%:
     Net Assets                                         $          - $           - $          - $          - $         - $         -
     Accumulation units outstanding                                -             -            -            -           -           -
     Unit value of accumulation units                   $          - $           - $          - $          - $         - $         -

Contracts with total expenses of 1.70% (3):
     Net Assets                                         $          - $           - $          - $          - $         - $         -
     Accumulation units outstanding                                -             -            -            -           -           -
     Unit value of accumulation units                   $          - $           - $          - $          - $         - $         -

Contracts with total expenses of 1.70% (4):
     Net Assets                                         $          - $           - $          - $          - $         - $         -
     Accumulation units outstanding                                -             -            -            -           -           -
     Unit value of accumulation units                   $          - $           - $          - $          - $         - $         -

Contracts with total expenses of 1.80%:
     Net Assets                                         $          - $           - $          - $          - $         - $         -
     Accumulation units outstanding                                -             -            -            -           -           -
     Unit value of accumulation units                   $          - $           - $          - $          - $         - $         -

Contracts with total expenses of 1.95% (5):
     Net Assets                                         $          - $           - $          - $          - $         - $         -
     Accumulation units outstanding                                -             -            -            -           -           -
     Unit value of accumulation units                   $          - $           - $          - $          - $         - $         -

Contracts with total expenses of 1.95% (6):
     Net Assets                                         $          - $           - $          - $          - $         - $         -
     Accumulation units outstanding                                -             -            -            -           -           -
     Unit value of accumulation units                   $          - $           - $          - $          - $         - $         -

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                                          Large Cap    Mid Cap     Mid Cap                International Diversified
                                                            Value      Growth       Value      Small Cap     Equity     Fixed Income
                                                          Portfolio   Portfolio   Portfolio    Portfolio    Portfolio    Portfolio
                                                          (Class 1)   (Class 1)   (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                                        ------------ ----------- ------------ ----------- ------------- ------------
Assets:
     Investments in Seasons Series Trust,
        at net asset value                              $ 14,000,876 $13,073,202 $ 15,254,845 $ 9,092,797 $   8,630,369 $ 11,941,602

     Receivable from AIG SunAmerica Life
       Assurance Company                                           0           0            0           0             0            0
                                                        ------------ ----------- ------------ ----------- ------------- ------------

Total Assets:                                           $ 14,000,876 $13,073,202 $ 15,254,845 $ 9,092,797 $   8,630,369 $ 11,941,602

Liabilities:
     Payable to AIG SunAmerica Life Assurance
       Company                                                     0           0            0           0             0            0
                                                        ------------ ----------- ------------ ----------- ------------- ------------

Net Assets                                              $ 14,000,876 $13,073,202 $ 15,254,845 $ 9,092,797 $   8,630,369 $ 11,941,602
                                                        ============ =========== ============ =========== ============= ============

     Accumulation units                                   13,951,877  13,049,468   15,176,617   9,066,496     8,609,380   11,713,060

     Contracts in payout (annuitization) period               48,999      23,734       78,228      26,301        20,989      228,542
                                                        ------------ ----------- ------------ ----------- ------------- ------------

          Total net assets                              $ 14,000,876 $13,073,202 $ 15,254,845 $ 9,092,797 $   8,630,369 $ 11,941,602
                                                        ============ =========== ============ =========== ============= ============

Accumulation units outstanding                             1,112,414     934,224      766,979     874,189     1,000,040      986,652
                                                        ============ =========== ============ =========== ============= ============

Contracts with total expenses of 1.40%:
     Net Assets                                         $ 13,592,925 $12,226,142 $ 14,558,978 $ 8,629,407 $   8,231,843 $ 11,358,430
     Accumulation units outstanding                        1,078,477     868,447      731,313     827,774       950,465      937,568
     Unit value of accumulation units                   $      12.60 $     14.08 $      19.91 $     10.42 $        8.66 $      12.11

Contracts with total expenses of 1.52%:
     Net Assets                                         $    407,951 $   847,060 $    695,867 $   463,390 $     398,526 $    583,172
     Accumulation units outstanding                           33,937      65,777       35,666      46,415        49,575       49,084
     Unit value of accumulation units                   $      12.02 $     12.88 $      19.51 $      9.98 $        8.04 $      11.88

Contracts with total expenses of 1.55% (1):
     Net Assets                                         $          - $         - $          - $         - $           - $          -
     Accumulation units outstanding                                -           -            -           -             -            -
     Unit value of accumulation units                   $          - $         - $          - $         - $           - $          -

Contracts with total expenses of 1.55% (2):
     Net Assets                                         $          - $         - $          - $         - $           - $          -
     Accumulation units outstanding                                -           -            -           -             -            -
     Unit value of accumulation units                   $          - $         - $          - $         - $           - $          -

Contracts with total expenses of 1.65%:
     Net Assets                                         $          - $         - $          - $         - $           - $          -
     Accumulation units outstanding                                -           -            -           -             -            -
     Unit value of accumulation units                   $          - $         - $          - $         - $           - $          -

Contracts with total expenses of 1.70% (3):
     Net Assets                                         $          - $         - $          - $         - $           - $          -
     Accumulation units outstanding                                -           -            -           -             -            -
     Unit value of accumulation units                   $          - $         - $          - $         - $           - $          -

Contracts with total expenses of 1.70% (4):
     Net Assets                                         $          - $         - $          - $         - $           - $          -
     Accumulation units outstanding                                -           -            -           -             -            -
     Unit value of accumulation units                   $          - $         - $          - $         - $           - $          -

Contracts with total expenses of 1.80%:
     Net Assets                                         $          - $         - $          - $         - $           - $          -
     Accumulation units outstanding                                -           -            -           -             -            -
     Unit value of accumulation units                   $          - $         - $          - $         - $           - $          -

Contracts with total expenses of 1.95% (5):
     Net Assets                                         $          - $         - $          - $         - $           - $          -
     Accumulation units outstanding                                -           -            -           -             -            -
     Unit value of accumulation units                   $          - $         - $          - $         - $           - $          -

Contracts with total expenses of 1.95% (6):
     Net Assets                                         $          - $         - $          - $         - $           - $          -
     Accumulation units outstanding                                -           -            -           -             -            -
     Unit value of accumulation units                   $          - $         - $          - $         - $           - $          -

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                                           Cash        Focus                    Moderate     Balanced   Conservative
                                                         Management    Growth       Growth       Growth       Growth       Growth
                                                          Portfolio   Portfolio    Strategy     Strategy     Strategy     Strategy
                                                         (Class 1)    (Class 1)   (Class 2)     (Class 2)    (Class 2)    (Class 2)
                                                        ------------ ----------- ------------ ------------ ------------ ------------
Assets:
     Investments in Seasons Series Trust,
        at net asset value                              $  4,277,354 $ 6,310,171 $152,584,844 $297,104,115 $268,333,908 $191,535,454

     Receivable from AIG SunAmerica Life
        Assurance Company                                          0           0            0            0            0            0
                                                        ------------ ----------- ------------ ------------ ------------ ------------

Total Assets:                                           $  4,277,354 $ 6,310,171 $152,584,844 $297,104,115 $268,333,908 $191,535,454

Liabilities:
     Payable to AIG SunAmerica Life Assurance
        Company                                                    0           0            0            0            0            0
                                                        ------------ ----------- ------------ ------------ ------------ ------------

Net Assets                                              $  4,277,354 $ 6,310,171 $152,584,844 $297,104,115 $268,333,908 $191,535,454
                                                        ============ =========== ============ ============ ============ ============

     Accumulation units                                    4,274,367   6,281,214  152,584,844  297,104,115  268,333,908  191,535,454

     Contracts in payout (annuitization) period                2,987      28,957            0            0            0            0
                                                        ------------ ----------- ------------ ------------ ------------ ------------

          Total net assets                              $  4,277,354 $ 6,310,171 $152,584,844 $297,104,115 $268,333,908 $191,535,454
                                                        ============ =========== ============ ============ ============ ============

Accumulation units outstanding                               401,782     923,917    9,835,559   19,474,266   17,959,634   13,019,391
                                                        ============ =========== ============ ============ ============ ============

Contracts with total expenses of 1.40%:
     Net Assets                                         $  4,252,356 $ 6,117,075 $ 44,162,362 $ 88,823,691 $ 89,403,755 $ 63,002,909
     Accumulation units outstanding                          399,414     893,819    2,828,732    5,777,656    5,941,411    4,254,632
     Unit value of accumulation units                   $      10.65 $      6.84 $      15.61 $      15.37 $      15.05      $ 14.81

Contracts with total expenses of 1.52%:
     Net Assets                                         $     24,998 $   193,096 $          - $          - $          - $          -
     Accumulation units outstanding                            2,368      30,098            -            -            -            -
     Unit value of accumulation units                   $      10.56 $      6.42 $          - $          - $          - $          -

Contracts with total expenses of 1.55% (1):
     Net Assets                                         $          - $         - $ 14,412,971 $ 24,881,012 $ 21,773,760 $ 12,340,051
     Accumulation units outstanding                                -           -      919,258    1,626,293    1,454,986      829,709
     Unit value of accumulation units                   $          - $         - $      15.68 $      15.30 $      14.96 $      14.87

Contracts with total expenses of 1.55% (2):
     Net Assets                                         $          - $         - $          - $          - $          - $          -
     Accumulation units outstanding                                -           -            -            -            -            -
     Unit value of accumulation units                   $          - $         - $          - $          - $          - $          -

Contracts with total expenses of 1.65%:
     Net Assets                                         $          - $         - $ 87,234,768 $164,021,090 $143,765,576 $106,356,220
     Accumulation units outstanding                                -           -    5,650,953   10,789,998    9,661,400    7,267,578
     Unit value of accumulation units                   $          - $         - $      15.44 $      15.20 $      14.88 $      14.63

Contracts with total expenses of 1.70% (3):
     Net Assets                                         $          - $         - $  2,753,998 $  9,437,441 $  8,318,562 $  5,336,102
     Accumulation units outstanding                                -           -      176,567      621,189      559,210      360,936
     Unit value of accumulation units                   $          - $         - $      15.60 $      15.19 $      14.88 $      14.78

Contracts with total expenses of 1.70% (4):
     Net Assets                                         $          - $         - $          - $          - $          - $          -
     Accumulation units outstanding                                -           -            -            -            -            -
     Unit value of accumulation units                   $          - $         - $          - $          - $          - $          -

Contracts with total expenses of 1.80%:
     Net Assets                                         $          - $         - $          - $          - $          - $          -
     Accumulation units outstanding                                -           -            -            -            -            -
     Unit value of accumulation units                   $          - $         - $          - $          - $          - $          -

Contracts with total expenses of 1.95% (5):
     Net Assets                                         $          - $         - $  4,020,745 $  9,940,881 $  5,072,255 $  4,500,172
     Accumulation units outstanding                                -           -      260,049      659,130      342,627      306,536
     Unit value of accumulation units                   $          - $         - $      15.46 $      15.08 $      14.80 $      14.68

Contracts with total expenses of 1.95% (6):
     Net Assets                                         $          - $         - $          - $          - $          - $          -
     Accumulation units outstanding                                -           -            -            -            -            -
     Unit value of accumulation units                   $          - $         - $          - $          - $          - $          -

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                                  Large Cap     Large Cap     Large Cap      Mid Cap       Mid Cap
                                                    Growth      Composite       Value         Growth         Value      Small Cap
                                                  Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                                  (Class 2)     (Class 2)      (Class 2)     (Class 2)     (Class 2)    (Class 2)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Assets:
     Investments in Seasons Series Trust,
        at net asset value                       $ 75,431,698  $ 28,390,627  $107,244,514  $ 71,468,422  $110,814,485  $ 62,783,384

     Receivable from AIG SunAmerica Life
        Assurance Company                                   0             0             0             0             0             0
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Total Assets:                                    $ 75,431,698  $ 28,390,627  $107,244,514  $ 71,468,422  $110,814,485  $ 62,783,384

Liabilities:
     Payable to AIG SunAmerica Life Assurance
        Company                                             0             0             0             0             0             0
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Net Assets                                       $ 75,431,698  $ 28,390,627  $107,244,514  $ 71,468,422  $110,814,485  $ 62,783,384
                                                 ============  ============  ============  ============  ============  ============

     Accumulation units                            75,431,698    28,390,627   107,244,514    71,468,422   110,814,485    62,783,384

     Contracts in payout (annuitization) period             0             0             0             0             0             0
                                                 ------------  ------------  ------------  ------------  ------------  ------------

          Total net assets                       $ 75,431,698  $ 28,390,627  $107,244,514  $ 71,468,422  $110,814,485  $ 62,783,384
                                                 ============  ============  ============  ============  ============  ============

Accumulation units outstanding                      9,062,550     3,116,579     8,662,073     5,145,797     5,691,824     6,102,359
                                                 ============  ============  ============  ============  ============  ============

Contracts with total expenses of 1.40%:
     Net Assets                                  $ 19,442,537  $  9,059,080  $ 28,554,461  $ 17,796,265  $ 31,548,703  $ 16,629,757
     Accumulation units outstanding                 2,318,352       987,699     2,280,625     1,272,574     1,595,182     1,605,699
     Unit value of accumulation units            $       8.39  $       9.17  $      12.52  $      13.98  $      19.78  $      10.36

Contracts with total expenses of 1.52%:
     Net Assets                                  $          -  $          -  $          -  $          -  $          -  $          -
     Accumulation units outstanding                         -             -             -             -             -             -
     Unit value of accumulation units            $          -  $          -  $          -  $          -  $          -  $          -

Contracts with total expenses of 1.55% (1):
     Net Assets                                  $  7,258,599  $  2,655,076  $ 11,321,335  $  8,148,518  $  9,570,568  $  7,455,826
     Accumulation units outstanding                   867,720       290,055       929,679       582,292       514,288       719,418
     Unit value of accumulation units            $       8.37  $       9.15  $      12.18  $      13.99  $      18.61  $      10.36

Contracts with total expenses of 1.55% (2):
     Net Assets                                  $          -  $          -  $          -  $          -  $          -  $          -
     Accumulation units outstanding                         -             -             -             -             -             -
     Unit value of accumulation units            $          -  $          -  $          -  $          -  $          -  $          -

Contracts with total expenses of 1.65%:
     Net Assets                                  $ 44,688,226  $ 15,681,527  $ 62,569,216  $ 41,169,334  $ 63,871,337  $ 34,455,093
     Accumulation units outstanding                 5,389,831     1,729,275     5,054,308     2,977,378     3,266,457     3,364,848
     Unit value of accumulation units            $       8.29  $       9.07  $      12.38  $      13.83  $      19.55  $      10.24

Contracts with total expenses of 1.70% (3):
     Net Assets                                  $  2,813,393  $    568,401  $  3,183,816  $  2,939,242  $  3,163,971  $  3,066,492
     Accumulation units outstanding                   337,636        62,392       262,727       211,180       170,893       297,191
     Unit value of accumulation units            $       8.33  $       9.11  $      12.12  $      13.92  $      18.51  $      10.32

Contracts with total expenses of 1.70% (4):
     Net Assets                                  $          -  $          -  $          -  $          -  $          -  $          -
     Accumulation units outstanding                         -             -             -             -             -             -
     Unit value of accumulation units            $          -  $          -  $          -  $          -  $          -  $          -

Contracts with total expenses of 1.80%:
     Net Assets                                  $          -  $          -  $          -  $          -  $          -  $          -
     Accumulation units outstanding                         -             -             -             -             -             -
     Unit value of accumulation units            $          -  $          -  $          -  $          -  $          -  $          -

Contracts with total expenses of 1.95% (5):
     Net Assets                                  $  1,228,943  $    426,543  $  1,615,686  $  1,415,063  $  2,659,906  $  1,176,216
     Accumulation units outstanding                   149,011        47,158       134,734       102,373       145,004       115,203
     Unit value of accumulation units            $       8.25  $       9.04  $      11.99  $      13.82  $      18.34  $      10.21

Contracts with total expenses of 1.95% (6):
     Net Assets                                  $          -  $          -  $          -  $          -  $          -  $          -
     Accumulation units outstanding                         -             -             -             -             -             -
     Unit value of accumulation units            $          -  $          -  $          -  $          -  $          -  $          -

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                                 International  Diversified      Cash         Focus      Focus Growth     Focus
                                                     Equity    Fixed Income   Management     Growth       and Income      Value
                                                   Portfolio    Portfolio     Portfolio     Portfolio      Portfolio    Portfolio
                                                   (Class 2)     (Class 2)    (Class 2)     (Class 2)      (Class 2)    (Class 2)
                                                 ------------- ------------  ------------  ------------  ------------  ------------
Assets:
     Investments in Seasons Series Trust,
        at net asset value                       $  85,111,831 $124,451,319  $ 54,495,028  $ 64,423,382  $ 46,705,858  $ 63,830,283

     Receivable from AIG SunAmerica Life
        Assurance Company                                    0            0             0             0             0             0
                                                 ------------- ------------  ------------  ------------  ------------  ------------

Total Assets:                                    $  85,111,831 $124,451,319  $ 54,495,028  $ 64,423,382  $ 46,705,858  $ 63,830,283

Liabilities:
     Payable to AIG SunAmerica Life Assurance
        Company                                              0            0             0             0             0             0
                                                 ------------- ------------  ------------  ------------  ------------  ------------

Net Assets                                       $  85,111,831 $124,451,319  $ 54,495,028  $ 64,423,382  $ 46,705,858  $ 63,830,283
                                                 ============= ============  ============  ============  ============  ============

     Accumulation units                             85,111,831  124,451,319    54,495,028    64,423,382    46,705,858    63,830,283

     Contracts in payout (annuitization) period              0            0             0             0             0             0
                                                 ------------- ------------  ------------  ------------  ------------  ------------

          Total net assets                       $  85,111,831 $124,451,319  $ 54,495,028  $ 64,423,382  $ 46,705,858  $ 63,830,283
                                                 ============= ============  ============  ============  ============  ============

Accumulation units outstanding                       9,957,879   10,457,794     5,187,723     9,539,037     5,289,872     4,729,943
                                                 ============= ============  ============  ============  ============  ============

Contracts with total expenses of 1.40%:
     Net Assets                                  $  25,146,368 $ 39,275,795  $ 16,457,539  $ 21,031,685  $ 15,036,032  $ 22,777,682
     Accumulation units outstanding                  2,924,887    3,263,102     1,555,944     3,093,639     1,651,715     1,677,511
     Unit value of accumulation units            $        8.60 $      12.04  $      10.58  $       6.80  $       9.10  $      13.58

Contracts with total expenses of 1.52%:
     Net Assets                                  $           - $          -  $          -  $          -  $          -  $          -
     Accumulation units outstanding                          -            -             -             -             -             -
     Unit value of accumulation units            $           - $          -  $          -  $          -  $          -  $          -

Contracts with total expenses of 1.55% (1):
     Net Assets                                  $  11,750,427 $ 12,596,946  $  7,143,560  $  5,717,362  $  4,368,967  $  5,954,608
     Accumulation units outstanding                  1,371,309    1,077,064       677,035       842,073       481,449       442,649
     Unit value of accumulation units            $        8.57 $      11.70  $      10.55  $       6.79  $       9.07  $      13.45

Contracts with total expenses of 1.55% (2):
     Net Assets                                  $           - $          -  $          -  $          -  $          -  $          -
     Accumulation units outstanding                          -            -             -             -             -             -
     Unit value of accumulation units            $           - $          -  $          -  $          -  $          -  $          -

Contracts with total expenses of 1.65%:
     Net Assets                                  $  43,800,695 $ 63,807,640  $ 24,958,787  $ 33,591,648  $ 24,834,126  $ 28,169,555
     Accumulation units outstanding                  5,143,515    5,361,926     2,386,603     4,997,340     2,882,471     2,092,953
     Unit value of accumulation units            $        8.52 $      11.90  $      10.46  $       6.72  $       8.62  $      13.46

Contracts with total expenses of 1.70% (3):
     Net Assets                                  $   3,094,543 $  5,449,869  $  3,340,247  $  2,938,502  $  1,755,873  $  4,059,975
     Accumulation units outstanding                    362,743      467,612       318,651       434,930       194,652       300,328
     Unit value of accumulation units            $        8.53 $      11.65  $      10.48  $       6.76  $       9.02  $      13.52

Contracts with total expenses of 1.70% (4):
     Net Assets                                  $           - $          -  $          -  $          -  $          -  $          -
     Accumulation units outstanding                          -            -             -             -             -             -
     Unit value of accumulation units            $           - $          -  $          -  $          -  $          -  $          -

Contracts with total expenses of 1.80%:
     Net Assets                                  $           - $          -  $          -  $          -  $          -  $          -
     Accumulation units outstanding                          -            -             -             -             -             -
     Unit value of accumulation units            $           - $          -  $          -  $          -  $          -  $          -

Contracts with total expenses of 1.95% (5):
     Net Assets                                  $   1,319,798 $  3,321,069  $  2,594,895  $  1,144,185  $    710,860  $  2,868,463
     Accumulation units outstanding                    155,425      288,090       249,490       171,055        79,585       216,502
     Unit value of accumulation units            $        8.49 $      11.53  $      10.40  $       6.69  $       8.93  $      13.25

Contracts with total expenses of 1.95% (6):
     Net Assets                                  $           - $          -  $          -  $          -  $          -  $          -
     Accumulation units outstanding                          -            -             -             -             -             -
     Unit value of accumulation units            $           - $          -  $          -  $          -  $          -  $          -

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                                   Focus                    Moderate     Balanced    Conservative    Large Cap
                                                  TechNet        Growth      Growth       Growth        Growth       Growth
                                                 Portfolio      Strategy    Strategy     Strategy      Strategy     Portfolio
                                                 (Class 2)     (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Assets:
     Investments in Seasons Series Trust,
        at net asset value                      $ 26,595,288  $37,340,154  $82,125,336  $76,653,458  $ 44,705,045  $ 24,521,219

     Receivable from AIG SunAmerica Life
      Assurance Company                                    0            0            0            0             0             0
                                                ------------  -----------  -----------  -----------  ------------  ------------

Total Assets:                                   $ 26,595,288  $37,340,154  $82,125,336  $76,653,458  $ 44,705,045  $ 24,521,219

Liabilities:
     Payable to AIG SunAmerica Life Assurance
      Company                                              0            0            0            0             0             0
                                                ------------  -----------  -----------  -----------  ------------  ------------

Net Assets                                      $ 26,595,288  $37,340,154  $82,125,336  $76,653,458  $ 44,705,045  $ 24,521,219
                                                ============  ===========  ===========  ===========  ============  ============

     Accumulation units                           26,595,288   37,340,154   82,125,336   76,653,458    44,705,045    24,521,219

     Contracts in payout (annuitization)
      period                                               0            0            0            0             0             0
                                                ------------  -----------  -----------  -----------  ------------  ------------

          Total net assets                      $ 26,595,288  $37,340,154  $82,125,336  $76,653,458  $ 44,705,045  $ 24,521,219
                                                ============  ===========  ===========  ===========  ============  ============

Accumulation units outstanding                     6,167,482    2,403,864    5,373,257    5,135,222     3,032,263     2,938,773
                                                ============  ===========  ===========  ===========  ============  ============

Contracts with total expenses of 1.40%:
     Net Assets                                 $ 11,550,464  $19,147,641  $43,143,713  $34,162,731  $ 20,025,813  $ 13,202,181
     Accumulation units outstanding                2,785,697    1,227,721    2,808,761    2,273,244     1,354,541     1,575,108
     Unit value of accumulation units           $       4.15  $     15.60  $     15.36  $     15.03  $      14.78  $       8.38

Contracts with total expenses of 1.52%:
     Net Assets                                 $          -  $         -  $         -  $         -  $          -  $          -
     Accumulation units outstanding                        -            -            -            -             -             -
     Unit value of accumulation units           $          -  $         -  $         -  $         -  $          -  $          -

Contracts with total expenses of 1.55% (1):
     Net Assets                                 $  1,617,807  $         -  $         -  $         -  $          -  $          -
     Accumulation units outstanding                  391,174            -            -            -             -             -
     Unit value of accumulation units           $       4.14  $         -  $         -  $         -  $          -  $          -

Contracts with total expenses of 1.55% (2):
     Net Assets                                 $          -  $ 3,703,299  $ 6,620,209  $ 7,997,941  $  8,603,934  $  2,430,899
     Accumulation units outstanding                        -      236,607      433,160      535,339       578,600       290,944
     Unit value of accumulation units           $          -  $     15.65  $     15.28  $     14.94  $      14.87  $       8.36

Contracts with total expenses of 1.65%:
     Net Assets                                 $ 11,824,250  $12,076,277  $27,998,560  $24,700,048  $ 12,177,995  $  6,970,573
     Accumulation units outstanding                2,599,869      782,465    1,843,632    1,663,009       832,423       841,257
     Unit value of accumulation units           $       4.55  $     15.43  $     15.19  $     14.85  $      14.63  $       8.29

Contracts with total expenses of 1.70% (3):
     Net Assets                                 $  1,112,037  $         -  $         -  $         -  $          -  $          -
     Accumulation units outstanding                  270,277            -            -            -             -             -
     Unit value of accumulation units           $       4.11  $         -  $         -  $         -  $          -  $          -

Contracts with total expenses of 1.70% (4):
     Net Assets                                 $          -  $   275,763  $ 1,789,258  $ 2,430,904  $  1,128,121  $    923,978
     Accumulation units outstanding                        -       17,690      117,732      163,508        76,249       110,968
     Unit value of accumulation units           $          -  $     15.59  $     15.20  $     14.87  $      14.80  $       8.33

Contracts with total expenses of 1.80%:
     Net Assets                                 $          -  $ 1,608,182  $ 2,173,978  $ 2,845,968  $  1,667,322  $    651,630
     Accumulation units outstanding                        -      104,418      143,103      191,568       114,090        78,690
     Unit value of accumulation units           $          -  $     15.40  $     15.19  $     14.86  $      14.61  $       8.28

Contracts with total expenses of 1.95% (5):
     Net Assets                                 $    490,730  $         -  $         -  $         -  $          -  $          -
     Accumulation units outstanding                  120,465            -            -            -             -             -
     Unit value of accumulation units           $       4.07  $         -  $         -  $         -  $          -  $          -

Contracts with total expenses of 1.95% (6):
     Net Assets                                 $          -  $   528,992  $   399,618  $ 4,515,866  $  1,101,860  $    341,958
     Accumulation units outstanding                        -       34,963       26,869      308,554        76,360        41,806
     Unit value of accumulation units           $          -  $     15.13  $     14.87  $     14.64  $      14.43  $      8.18

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                                 Large Cap     Large Cap     Mid Cap      Mid Cap                 International
                                                 Composite       Value       Growth        Value      Small Cap       Equity
                                                 Portfolio     Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                                                 (Class 3)     (Class 3)    (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                                ------------  -----------  -----------  -----------  -----------  -------------
Assets:
     Investments in Seasons Series Trust,
        at net asset value                      $  7,357,615  $28,080,226  $24,007,901  $29,054,970  $23,377,830  $  23,626,162

     Receivable from AIG SunAmerica Life
      Assurance Company                                    0            0            0            0            0              0
                                                ------------  -----------  -----------  -----------  -----------  -------------

Total Assets:                                   $  7,357,615  $28,080,226  $24,007,901  $29,054,970  $23,377,830  $  23,626,162

Liabilities:
     Payable to AIG SunAmerica Life Assurance
      Company                                              0            0            0            0            0              0
                                                ------------  -----------  -----------  -----------  -----------  -------------

Net Assets                                      $  7,357,615  $28,080,226  $24,007,901  $29,054,970  $23,377,830  $  23,626,162
                                                ============  ===========  ===========  ===========  ===========  =============

     Accumulation units                            7,357,615   28,080,226   24,007,901   29,054,970   23,377,830     23,626,162

     Contracts in payout (annuitization)
      period                                               0            0            0            0            0              0
                                                ------------  -----------  -----------  -----------  -----------  -------------

          Total net assets                      $  7,357,615  $28,080,226  $24,007,901  $29,054,970  $23,377,830  $  23,626,162
                                                ============  ===========  ===========  ===========  ===========  =============

Accumulation units outstanding                       806,657    2,265,870    1,725,705    1,492,345    2,268,515      2,763,283
                                                ============  ===========  ===========  ===========  ===========  =============

Contracts with total expenses of 1.40%:
     Net Assets                                 $  4,126,073  $14,254,468  $12,524,555  $15,031,304  $12,935,068  $  12,819,101
     Accumulation units outstanding                  450,297    1,140,099      896,456      761,202    1,250,380      1,492,650
     Unit value of accumulation units           $       9.16  $     12.50  $     13.97  $     19.75  $     10.34  $        8.59

Contracts with total expenses of 1.52%:
     Net Assets                                 $          -  $         -  $         -  $         -  $         -  $           -
     Accumulation units outstanding                        -            -            -            -            -              -
     Unit value of accumulation units           $          -  $         -  $         -  $         -  $         -  $           -

Contracts with total expenses of 1.55% (1):
     Net Assets                                 $          -  $         -  $         -  $         -  $         -  $           -
     Accumulation units outstanding                        -            -            -            -            -              -
     Unit value of accumulation units           $          -  $         -  $         -  $         -  $         -  $           -

Contracts with total expenses of 1.55% (2):
     Net Assets                                 $    714,910  $ 3,472,543  $ 2,606,455  $ 3,266,644  $ 2,405,312  $   2,807,799
     Accumulation units outstanding                   78,215      285,227      186,592      175,874      232,425        329,410
     Unit value of accumulation units           $       9.14      $ 12.17  $     13.97  $     18.57  $     10.35  $        8.52

Contracts with total expenses of 1.65%:
     Net Assets                                 $  2,008,660  $ 7,916,358  $ 7,223,058  $ 8,493,867  $ 6,310,787  $   5,991,948
     Accumulation units outstanding                  221,691      640,076      523,041      434,973      616,967        704,517
     Unit value of accumulation units           $       9.06  $     12.37  $     13.81  $     19.53  $     10.23  $        8.51

Contracts with total expenses of 1.70% (3):
     Net Assets                                 $          -  $         -  $         -  $         -  $         -  $           -
     Accumulation units outstanding                        -            -            -            -            -              -
     Unit value of accumulation units           $          -  $         -  $         -  $         -  $         -  $           -

Contracts with total expenses of 1.70% (4):
     Net Assets                                 $    155,440  $   917,556  $   862,439  $   939,910  $   851,959  $     563,308
     Accumulation units outstanding                   17,076       75,915       62,146       51,016       82,928         66,008
     Unit value of accumulation units           $       9.10  $     12.09  $     13.88  $     18.42  $     10.27  $        8.53

Contracts with total expenses of 1.80%:
     Net Assets                                 $    153,430  $   959,202  $   605,498  $   951,755  $   675,188  $   1,052,872
     Accumulation units outstanding                   16,931       77,588       43,871       48,754       66,042        124,064
     Unit value of accumulation units           $       9.06  $     12.36  $     13.80  $     19.52  $     10.22  $        8.49

Contracts with total expenses of 1.95% (5):
     Net Assets                                 $          -  $         -  $         -  $         -  $         -  $           -
     Accumulation units outstanding                        -            -            -            -            -              -
     Unit value of accumulation units           $          -  $         -  $         -  $         -  $         -  $           -

Contracts with total expenses of 1.95% (6):
     Net Assets                                 $    199,102  $   560,099  $   185,896  $   371,490  $   199,516  $     391,134
     Accumulation units outstanding                   22,447       46,965       13,599       20,526       19,773         46,634
     Unit value of accumulation units           $       8.87  $     11.93  $     13.67  $     18.10  $     10.09  $        8.39

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                                 Diversified     Cash         Focus     Focus Growth     Focus       Focus
                                                Fixed Income  Management     Growth      and Income      Value      TechNet
                                                 Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                                 (Class 3)     (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)
                                                ------------  -----------  -----------  ------------  -----------  ------------
Assets:
     Investments in Seasons Series Trust,
        at net asset value                      $ 31,684,920  $12,194,941  $21,200,125  $ 21,925,296  $20,591,059  $ 11,262,544

     Receivable from AIG SunAmerica Life
      Assurance Company                                    0            0            0             0            0             0
                                                ------------  -----------  -----------  ------------  -----------  ------------

Total Assets:                                   $ 31,684,920  $12,194,941  $21,200,125  $ 21,925,296  $20,591,059  $ 11,262,544

Liabilities:
     Payable to AIG SunAmerica Life Assurance
      Company                                              0            0            0             0            0             0
                                                ------------  -----------  -----------  ------------  -----------  ------------

Net Assets                                      $ 31,684,920  $12,194,941  $21,200,125  $ 21,925,296  $20,591,059  $ 11,262,544
                                                ============  ===========  ===========  ============  ===========  ============

     Accumulation units                           31,684,920   12,194,941   21,200,125    21,925,296   20,591,059    11,262,544

     Contracts in payout (annuitization)
      period                                               0            0            0             0            0             0
                                                ------------  -----------  -----------  ------------  -----------  ------------

          Total net assets                      $ 31,684,920  $12,194,941  $21,200,125  $ 21,925,296  $20,591,059  $ 11,262,544
                                                ============  ===========  ===========  ============  ===========  ============

Accumulation units outstanding                     2,672,785    1,160,549    3,134,538     2,458,873    1,526,633     2,656,623
                                                ============  ===========  ===========  ============  ===========  ============

Contracts with total expenses of 1.40%:
     Net Assets                                 $ 14,276,896  $ 5,994,302  $12,317,931  $ 10,996,949  $10,514,115  $  7,098,510
     Accumulation units outstanding                1,186,874      567,574    1,813,875     1,208,650      775,409     1,713,900
     Unit value of accumulation units           $      12.03  $     10.56  $      6.79  $       9.10  $     13.56  $       4.14

Contracts with total expenses of 1.52%:
     Net Assets                                 $          -  $         -  $         -  $          -  $         -  $          -
     Accumulation units outstanding                        -            -            -             -            -             -
     Unit value of accumulation units           $          -  $         -  $         -  $          -  $         -  $          -

Contracts with total expenses of 1.55% (1):
     Net Assets                                 $          -  $         -  $         -  $          -  $         -  $          -
     Accumulation units outstanding                        -            -            -             -            -             -
     Unit value of accumulation units           $          -  $         -  $         -  $          -  $         -  $          -

Contracts with total expenses of 1.55% (2):
     Net Assets                                 $  4,236,140  $ 1,461,476  $ 1,441,837  $  2,346,109  $ 2,867,521  $    903,645
     Accumulation units outstanding                  363,507      139,334      212,374       258,781      213,531       218,739
     Unit value of accumulation units           $      11.65  $     10.49  $      6.79  $       9.07  $     13.43  $       4.13

Contracts with total expenses of 1.65%:
     Net Assets                                 $  5,550,065  $ 4,131,302  $ 6,357,735  $  6,556,718  $ 5,843,694  $  2,690,458
     Accumulation units outstanding                  466,929      395,491      946,546       761,677      435,201       591,914
     Unit value of accumulation units           $      11.89  $     10.45  $      6.72  $       8.61  $     13.43  $       4.55

Contracts with total expenses of 1.70% (3):
     Net Assets                                 $          -  $         -  $         -  $          -  $         -  $          -
     Accumulation units outstanding                        -            -            -             -            -             -
     Unit value of accumulation units           $          -  $         -  $         -  $          -  $         -  $          -

Contracts with total expenses of 1.70% (4):
     Net Assets                                 $  5,303,946  $   156,694  $   230,047  $    896,425  $   364,764  $    205,761
     Accumulation units outstanding                  456,659       14,945       34,089        99,453       27,377        50,464
     Unit value of accumulation units           $      11.61  $     10.48  $      6.75  $       9.01  $     13.32  $       4.08

Contracts with total expenses of 1.80%:
     Net Assets                                 $    831,396  $   276,771  $   662,492  $    714,862  $   788,556  $    311,877
     Accumulation units outstanding                   70,100       26,458       98,647        83,262       58,865        68,594
     Unit value of accumulation units           $      11.86  $     10.46  $      6.72  $       8.59  $     13.40  $       4.55

Contracts with total expenses of 1.95% (5):
     Net Assets                                 $          -  $         -  $         -  $          -  $         -  $          -
     Accumulation units outstanding                        -            -            -             -            -             -
     Unit value of accumulation units           $          -  $         -  $         -  $          -  $         -  $          -

Contracts with total expenses of 1.95% (6):
     Net Assets                                 $  1,486,477  $   174,396  $   190,083  $    414,233  $   212,409  $     52,293
     Accumulation units outstanding                  128,716       16,747       29,007        47,050       16,250        13,012
     Unit value of accumulation units           $      11.55  $     10.41  $      6.55  $       8.80  $     13.07  $       4.02

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                                            Allocation
                                                Allocation   Moderate   Allocation   Allocation    Strategic
                                                 Moderate     Growth       Growth     Balanced    Fixed Income
                                                 Portfolio  Portfolio    Portfolio    Portfolio    Portfolio
                                                 (Class 3)  (Class 3)    (Class 3)    (Class 3)    (Class 3)
                                                ----------  ----------  -----------  -----------  ------------
Assets:
     Investments in Seasons Series Trust,
        at net asset value                      $7,281,008  $7,643,666  $ 7,836,171  $ 8,818,023  $  2,620,058

     Receivable from AIG SunAmerica Life
      Assurance Company                          1,500,676           0            0            0             0
                                                ----------  ----------  -----------  -----------  ------------

Total Assets:                                   $8,781,684  $7,643,666  $ 7,836,171  $ 8,818,023  $  2,620,058

Liabilities:
     Payable to AIG SunAmerica Life Assurance
      Company                                            0     384,895      242,166      838,757             0
                                                ----------  ----------  -----------  -----------  ------------

Net Assets                                      $8,781,684  $7,258,771  $ 7,594,005  $ 7,979,266  $  2,620,058
                                                ==========  ==========  ===========  ===========  ============

     Accumulation units                          8,781,684   7,258,771    7,594,005    7,979,266     2,620,058

     Contracts in payout (annuitization)
      period                                             0           0            0            0             0
                                                ----------  ----------  -----------  -----------  ------------

          Total net assets                      $8,781,684  $7,258,771  $ 7,594,005  $ 7,979,266  $  2,620,058
                                                ==========  ==========  ===========  ===========  ============

Accumulation units outstanding                     906,466     753,392      793,312      818,684       271,085
                                                ==========  ==========  ===========  ===========  ============

Contracts with total expenses of 1.40%:
     Net Assets                                 $2,715,124  $2,886,537  $ 2,348,081  $ 4,095,126  $    454,730
     Accumulation units outstanding                280,165     299,510      245,215      420,059        47,005
     Unit value of accumulation units           $     9.69  $     9.64  $      9.58  $      9.75  $       9.67

Contracts with total expenses of 1.52%:
     Net Assets                                 $        -  $        -  $         -  $         -  $          -
     Accumulation units outstanding                      -           -            -            -             -
     Unit value of accumulation units           $        -  $        -  $         -  $         -  $          -

Contracts with total expenses of 1.55% (1):
     Net Assets                                 $1,087,831  $1,220,323  $ 1,429,603  $ 1,164,522  $    195,093
     Accumulation units outstanding                112,284     126,662      149,344      119,488        20,181
     Unit value of accumulation units           $     9.69  $     9.63  $      9.57  $      9.75  $       9.67

Contracts with total expenses of 1.55% (2):
     Net Assets                                 $1,176,533  $1,433,126  $ 1,857,861  $ 1,446,301  $    490,808
     Accumulation units outstanding                121,439     148,749      194,081      148,400        50,774
     Unit value of accumulation units           $     9.69  $     9.63  $      9.57  $      9.75  $       9.67

Contracts with total expenses of 1.65%:
     Net Assets                                 $1,334,781  $  183,753  $   355,286  $     6,054  $    679,090
     Accumulation units outstanding                137,803      19,076       37,123          621        70,283
     Unit value of accumulation units           $     9.69  $     9.63  $      9.57  $      9.74  $       9.66

Contracts with total expenses of 1.70% (3):
     Net Assets                                 $1,880,583  $  771,584  $ 1,117,129  $   369,270  $     24,201
     Accumulation units outstanding                194,172      80,110      116,738       37,902         2,506
     Unit value of accumulation units           $     9.69  $     9.63  $      9.57  $      9.74  $       9.66

Contracts with total expenses of 1.70% (4):
     Net Assets                                 $  176,967  $  228,349  $       239  $     5,166  $    308,055
     Accumulation units outstanding                 18,272      23,709           25          530        31,865
     Unit value of accumulation units           $     9.69  $     9.63  $      9.57  $      9.74  $       9.67

Contracts with total expenses of 1.80%:
     Net Assets                                 $  289,791  $  301,432  $   188,746  $    75,465  $    122,284
     Accumulation units outstanding                 29,927      31,303       19,728        7,747        12,661
     Unit value of accumulation units           $     9.68  $     9.63  $      9.57  $      9.74  $       9.66

Contracts with total expenses of 1.95% (5):
     Net Assets                                 $   28,544  $   81,836  $   296,859  $   196,740  $    195,688
     Accumulation units outstanding                  2,949       8,501       31,037       20,204        20,263
     Unit value of accumulation units           $     9.68  $     9.63  $      9.56  $      9.74  $       9.66

Contracts with total expenses of 1.95% (6):
     Net Assets                                 $   91,530  $  151,831  $       201  $   620,622  $    150,109
     Accumulation units outstanding                  9,455      15,772           21       63,733        15,547
     Unit value of accumulation units           $     9.68  $     9.63  $      9.56  $      9.74  $       9.65

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2005

                                                                               Net Asset Value   Net Asset
Variable Accounts                                                    Shares       Per Share        value         Cost
-----------------------------------------------------------------  ----------  ---------------  ------------  ------------
SEASONS SERIES TRUST:
     Growth Strategy (Class 1):
         Multi-Managed Growth Portfolio (Class 1)                   4,233,194      $ 11.45      $ 48,486,137  $ 61,274,886
         Asset Allocation: Diversified Growth Portfolio (Class 1)   2,170,543        11.14        24,176,897    27,000,345
         Stock Portfolio (Class 1)                                  1,599,621        15.07        24,101,836    25,679,775
                                                                                                ------------  ------------
                                                                                                  96,764,870   113,955,006
                                                                                                ------------  ------------
     Moderate Growth Strategy (Class 1):
         Multi-Managed Moderate Growth Portfolio (Class 1)          4,949,755        11.82        58,495,928    66,758,613
         Asset Allocation: Diversified Growth Portfolio (Class 1)   2,365,809        11.14        26,351,897    28,495,868
         Stock Portfolio (Class 1)                                  1,394,837        15.07        21,016,295    20,929,978
                                                                                                ------------  ------------
                                                                                                 105,864,120   116,184,459
                                                                                                ------------  ------------
     Balanced Growth Strategy (Class 1):
         Multi-Managed Income/Equity Portfolio (Class 1)            3,860,872        12.04        46,489,100    46,940,908
         Asset Allocation: Diversified Growth Portfolio (Class 1)   1,851,854        11.14        20,627,141    20,597,839
         Stock Portfolio (Class 1)                                  1,091,819        15.07        16,450,672    15,175,306
                                                                                                ------------  ------------
                                                                                                  83,566,913    82,714,053
                                                                                                ------------  ------------
     Conservative Growth Strategy (Class 1):
         Multi-Managed Income Portfolio (Class 1)                   3,182,857        12.14        38,633,412    37,089,971
         Asset Allocation: Diversified Growth Portfolio (Class 1)   1,402,976        11.14        15,627,244    14,309,344
         Stock Portfolio (Class 1)                                    620,392        15.07         9,347,577     8,032,455
                                                                                                ------------  ------------
                                                                                                  63,608,233    59,431,770
                                                                                                ------------  ------------
     Large Cap Growth Portfolio (Class 1)                           1,600,184         8.17        13,076,343    16,840,384
     Large Cap Composite Portfolio (Class 1)                          463,105         9.35         4,328,593     4,589,154
     Large Cap Value Portfolio (Class 1)                            1,222,979        11.45        14,000,876    12,839,797
     Mid Cap Growth Portfolio (Class 1)                             1,120,799        11.66        13,073,202    14,108,859
     Mid Cap Value Portfolio (Class 1)                                895,988        17.03        15,254,845    11,751,741
     Small Cap Portfolio (Class 1)                                  1,059,047         8.59         9,092,797     9,895,277
     International Equity Portfolio (Class 1)                       1,036,081         8.33         8,630,369     9,781,498
     Diversified Fixed Income Portfolio (Class 1)                   1,105,415        10.80        11,941,602    11,420,130
     Cash Management Portfolio (Class 1)                              393,274        10.88         4,277,354     4,257,937
     Focus Growth Portfolio (Class 1)                                 848,169         7.44         6,310,171     6,514,447

     Growth Strategy (Class 2):
         Multi-Managed Growth Portfolio (Class 2)                   6,687,725        11.43        76,452,451    72,430,893
         Asset Allocation: Diversified Growth Portfolio (Class 2)   3,428,584        11.12        38,123,639    37,671,972
         Stock Portfolio (Class 2)                                  2,538,479        14.97        38,008,754    37,136,865
                                                                                                ------------  ------------
                                                                                                 152,584,844   147,239,730
                                                                                                ------------  ------------
     Moderate Growth Strategy (Class 2):
         Multi-Managed Moderate Growth Portfolio (Class 2)         13,921,959        11.79       164,156,706   158,382,953
         Asset Allocation: Diversified Growth Portfolio (Class 2)   6,651,501        11.12        73,960,382    71,633,730
         Stock Portfolio (Class 2)                                  3,939,548        14.97        58,987,027    56,312,322
                                                                                                ------------  ------------
                                                                                                 297,104,115   286,329,005
                                                                                                ------------  ------------
     Balanced Growth Strategy (Class 2):
         Multi-Managed Income/Equity Portfolio (Class 2)           12,422,339        12.02       149,271,319   143,813,733
         Asset Allocation: Diversified Growth Portfolio (Class 2)   5,956,850        11.12        66,236,314    63,085,729
         Stock Portfolio (Class 2)                                  3,528,092        14.97        52,826,275    49,346,193
                                                                                                ------------  ------------
                                                                                                 268,333,908   256,245,655
                                                                                                ------------  ------------
     Conservative Growth Strategy (Class 2):
         Multi-Managed Income Portfolio (Class 2)                   9,600,704        12.11       116,304,411   115,496,121
         Asset Allocation: Diversified Growth Portfolio (Class 2)   4,233,365        11.12        47,072,278    44,967,132
         Stock Portfolio (Class 2)                                  1,880,631        14.97        28,158,765    26,141,629
                                                                                                ------------  ------------
                                                                                                 191,535,454   186,604,882
                                                                                                ------------  ------------
     Large Cap Growth Portfolio (Class 2)                           9,293,322         8.12        75,431,698    71,008,761
     Large Cap Composite Portfolio (Class 2)                        3,044,174         9.33        28,390,627    25,965,807
     Large Cap Value Portfolio (Class 2)                            9,388,137        11.42       107,244,514    95,617,019
     Mid Cap Growth Portfolio (Class 2)                             6,169,393        11.58        71,468,422    63,236,350
     Mid Cap Value Portfolio (Class 2)                              6,524,529        16.98       110,814,485    90,558,388
     Small Cap Portfolio (Class 2)                                  7,362,469         8.53        62,783,384    59,483,674
     International Equity Portfolio (Class 2)                      10,231,406         8.32        85,111,831    75,008,318
     Diversified Fixed Income Portfolio (Class 2)                  11,542,301        10.78       124,451,319   121,294,496
     Cash Management Portfolio (Class 2)                            5,019,322        10.86        54,495,028    54,247,603
     Focus Growth Portfolio (Class 2)                               8,718,130         7.39        64,423,382    60,799,873
     Focus Growth & Income Portfolio (Class 2)                      5,051,009         9.25        46,705,858    41,878,735
     Focus Value Portfolio (Class 2)                                4,772,971        13.37        63,830,283    56,087,840
     Focus TechNet Portfolio (Class 2)                              5,445,154         4.88        26,595,288    24,956,308

     Growth Strategy (Class 3):
         Multi-Managed Growth Portfolio (Class 3)                   1,638,319        11.42        18,707,101    18,000,117
         Asset Allocation: Diversified Growth Portfolio (Class 3)     840,238        11.10         9,330,746     9,758,304
         Stock Portfolio (Class 3)                                    622,839        14.94         9,302,307     9,789,546
                                                                                                ------------  ------------
                                                                                                  37,340,154    37,547,967
                                                                                                ------------  ------------
     Moderate Growth Strategy (Class 3):
         Multi-Managed Moderate Growth Portfolio (Class 3)          3,851,947        11.78        45,368,593    44,085,309
         Asset Allocation: Diversified Growth Portfolio (Class 3)   1,841,308        11.10        20,447,511    20,607,329
         Stock Portfolio (Class 3)                                  1,091,990        14.94        16,309,232    16,677,643
                                                                                                ------------  ------------
                                                                                                  82,125,336    81,370,281
                                                                                                ------------  ------------
     Balanced Growth Strategy (Class 3):
         Multi-Managed Income/Equity Portfolio (Class 3)            3,551,964        12.00        42,630,751    41,636,370
         Asset Allocation: Diversified Growth Portfolio (Class 3)   1,704,399        11.10        18,927,159    19,925,629
         Stock Portfolio (Class 3)                                  1,010,728        14.94        15,095,548    15,999,370
                                                                                                ------------  ------------
                                                                                                  76,653,458    77,561,369
                                                                                                ------------  ------------
     Conservative Growth Strategy (Class 3):
         Multi-Managed Income Portfolio (Class 3)                   2,242,330        12.10        27,135,110    26,781,147
         Asset Allocation: Diversified Growth Portfolio (Class 3)     989,910        11.10        10,992,838    12,190,109
         Stock Portfolio (Class 3)                                    440,372        14.94         6,577,097     7,312,625
                                                                                                ------------  ------------
                                                                                                  44,705,045    46,283,881
                                                                                                ------------  ------------
     Large Cap Growth Portfolio (Class 3)                           3,029,329         8.09        24,521,219    23,960,475
     Large Cap Composite Portfolio (Class 3)                          789,982         9.31         7,357,615     7,181,075
     Large Cap Value Portfolio (Class 3)                            2,460,560        11.41        28,080,226    27,092,228
     Mid Cap Growth Portfolio (Class 3)                             2,078,005        11.55        24,007,901    24,019,699
     Mid Cap Value Portfolio (Class 3)                              1,713,184        16.96        29,054,970    27,443,992
     Small Cap Portfolio (Class 3)                                  2,749,124         8.50        23,377,830    23,769,948
     International Equity Portfolio (Class 3)                       2,843,847         8.31        23,626,162    22,386,226
     Diversified Fixed Income Portfolio (Class 3)                   2,944,421        10.76        31,684,920    31,715,154
     Cash Management Portfolio (Class 3)                            1,124,447        10.85        12,194,941    12,138,004
     Focus Growth Portfolio (Class 3)                               2,876,091         7.37        21,200,125    21,643,661
     Focus Growth & Income Portfolio (Class 3)                      2,376,973         9.22        21,925,296    21,622,811
     Focus Value Portfolio (Class 3)                                1,541,907        13.35        20,591,059    20,267,069
     Focus TechNet Portfolio (Class 3)                              2,310,916         4.87        11,262,544    11,575,422
     Allocation Moderate Portfolio (Class 3)                          749,119         9.72         7,281,008     7,391,628
     Allocation Moderate Growth Portfolio (Class 3)                   790,812         9.67         7,643,666     7,778,751
     Allocation Growth Portfolio (Class 3)                            815,975         9.60         7,836,171     8,053,121
     Allocation Balanced Portfolio (Class 3)                          901,884         9.78         8,818,023     8,891,625
     Strategic Fixed Income Portfolio (Class 3)                       270,085         9.70         2,620,058     2,643,855

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005

                                                        Moderate      Balanced    Conservative    Large Cap    Large Cap
                                           Growth        Growth        Growth        Growth        Growth      Composite
                                          Strategy      Strategy      Strategy      Strategy      Portfolio    Portfolio
                                          (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)
                                        ------------  ------------  ------------  ------------  ------------  ------------
Investment income:
     Dividends                          $   624,477   $ 1,017,992   $ 1,242,942   $ 1,241,673   $         0   $    10,837
                                        -----------   -----------   -----------   -----------   -----------   -----------
         Total investment income            624,477     1,017,992     1,242,942     1,241,673             0        10,837
                                        -----------   -----------   -----------   -----------   -----------   -----------
Expenses:
     Mortality and expense risk charge   (1,365,963)   (1,463,216)   (1,150,148)     (863,901)     (178,337)      (61,961)
     Distribution expense charge           (163,593)     (175,222)     (137,700)     (103,424)      (21,266)       (7,420)
                                        -----------   -----------   -----------   -----------   -----------   -----------
         Total expenses                  (1,529,556)   (1,638,438)   (1,287,848)     (967,325)     (199,603)      (69,381)
                                        -----------   -----------   -----------   -----------   -----------   -----------

Net investment income (loss)               (905,079)     (620,446)      (44,906)      274,348      (199,603)      (58,544)
                                        -----------   -----------   -----------   -----------   -----------   -----------
Net realized gains (losses) from
securities transactions:
     Proceeds from shares sold           29,981,895    30,678,305    24,208,855    18,030,436     3,959,625     2,455,839
     Cost of shares sold                (34,337,710)  (33,458,757)  (24,649,649)  (17,883,134)   (5,232,076)   (2,780,848)
                                        -----------   -----------   -----------   -----------   -----------   -----------
Net realized gains (losses) from
 securities transactions                 (4,355,815)   (2,780,452)     (440,794)      147,302    (1,272,451)     (325,009)
Realized gain distributions                       0             0             0             0             0             0
                                        -----------   -----------   -----------   -----------   -----------   -----------

Net realized gains (losses)              (4,355,815)   (2,780,452)     (440,794)      147,302    (1,272,451)     (325,009)
                                        -----------   -----------   -----------   -----------   -----------   -----------
Net unrealized appreciation
 (depreciation) of investments:
     Beginning of period                (28,147,414)  (19,121,741)   (4,010,737)    1,604,570    (5,781,202)     (728,030)
     End of period                      (17,190,136)  (10,320,339)      852,860     4,176,463    (3,764,041)     (260,561)
                                        -----------   -----------   -----------   -----------   -----------   -----------
Change in net unrealized appreciation
    (depreciation) of investments        10,957,278     8,801,402     4,863,597     2,571,893     2,017,161       467,469
                                        -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
 operations                             $ 5,696,384   $ 5,400,504   $ 4,377,897   $ 2,993,543   $   545,107   $    83,916
                                        ===========   ===========   ===========   ===========   ===========   ===========

                                         Large Cap      Mid Cap
                                           Value        Growth
                                         Portfolio     Portfolio
                                         (Class 1)     (Class 1)
                                        ------------  ------------
Investment income:
     Dividends                          $   112,710   $         0
                                        -----------   -----------
         Total investment income            112,710             0
                                        -----------   -----------
Expenses:
     Mortality and expense risk charge     (179,324)     (181,667)
     Distribution expense charge            (21,447)      (21,667)
                                        -----------   -----------
         Total expenses                    (200,771)     (203,334)
                                        -----------   -----------

Net investment income (loss)                (88,061)     (203,334)
                                        -----------   -----------
Net realized gains (losses) from
securities transactions:
     Proceeds from shares sold            2,889,378     4,523,100
     Cost of shares sold                 (2,680,427)   (4,809,922)
                                        -----------   -----------
Net realized gains (losses) from
 securities transactions                    208,951      (286,822)
Realized gain distributions                       0             0
                                        -----------   -----------

Net realized gains (losses)                 208,951      (286,822)
                                        -----------   -----------
Net unrealized appreciation
 (depreciation) of investments:
     Beginning of period                    226,887    (1,755,385)
     End of period                        1,161,079    (1,035,657)
                                        -----------   -----------
Change in net unrealized appreciation
    (depreciation) of investments           934,192       719,728
                                        -----------   -----------
Increase (decrease) in net assets from
 operations                             $ 1,055,082   $   229,572
                                        ===========   ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                           Mid Cap                  International  Diversified      Cash          Focus
                                            Value      Small Cap       Equity      Fixed Income   Management      Growth
                                          Portfolio    Portfolio      Portfolio     Portfolio     Portfolio     Portfolio
                                          (Class 1)    (Class 1)      (Class 1)     (Class 1)     (Class 1)     (Class 1)
                                        ------------  ------------  -------------  ------------  ------------  ------------
Investment income:
     Dividends                          $    63,098   $         0   $     99,268   $   376,885   $     9,810   $         0
                                        -----------   -----------   ------------   -----------   -----------   -----------
         Total investment income             63,098             0         99,268       376,885         9,810             0
                                        -----------   -----------   ------------   -----------   -----------   -----------
Expenses:
     Mortality and expense risk charge     (184,611)     (136,222)      (101,000)     (157,041)      (46,769)      (88,810)
     Distribution expense charge            (22,057)      (16,264)       (12,073)      (18,754)       (5,606)      (10,620)
                                        -----------   -----------   ------------   -----------   -----------   -----------
         Total expenses                    (206,668)     (152,486)      (113,073)     (175,795)      (52,375)      (99,430)
                                        -----------   -----------   ------------   -----------   -----------   -----------

Net investment income (loss)               (143,570)     (152,486)       (13,805)      201,090       (42,565)      (99,430)
                                        -----------   -----------   ------------   -----------   -----------   -----------
Net realized gains (losses) from
  securities transactions:
     Proceeds from shares sold            3,307,048     5,449,471      1,249,425     4,292,372     5,876,212     2,025,898
     Cost of shares sold                 (2,581,005)   (5,820,716)    (1,490,112)   (4,085,318)   (5,868,030)   (2,089,428)
                                        -----------   -----------   ------------   -----------   -----------   -----------
Net realized gains (losses) from
  securities transactions                   726,043      (371,245)      (240,687)      207,054         8,182       (63,530)
Realized gain distributions                 271,615             0              0         5,945             0             0
                                        -----------   -----------   ------------   -----------   -----------   -----------

Net realized gains (losses)                 997,658      (371,245)      (240,687)      212,999         8,182       (63,530)
                                        -----------   -----------   ------------   -----------   -----------   -----------
Net unrealized appreciation
 (depreciation) of investments:
     Beginning of period                  2,364,952    (1,510,522)    (2,162,518)      531,281        (5,671)      (24,269)
     End of period                        3,503,104      (802,480)    (1,151,129)      521,472        19,417      (204,276)
                                        -----------   -----------   ------------   -----------   -----------   -----------
Change in net unrealized appreciation
    (depreciation) of investments         1,138,152       708,042      1,011,389        (9,809)       25,088      (180,007)
                                        -----------   -----------   ------------   -----------   -----------   -----------
Increase (decrease) in net assets from
 operations                             $ 1,992,240   $   184,311   $    756,897   $   404,280   $    (9,295)  $  (342,967)
                                        ===========   ===========   ============   ===========   ===========   ===========

                                                         Moderate
                                            Growth        Growth
                                           Strategy      Strategy
                                          (Class 2)      (Class 2)
                                        -------------  -------------
Investment income:
     Dividends                          $    737,135   $  2,320,388
                                        ------------   ------------
         Total investment income             737,135      2,320,388
                                        ------------   ------------
Expenses:
     Mortality and expense risk charge    (2,222,542)    (4,235,225)
     Distribution expense charge            (233,315)      (444,776)
                                        ------------   ------------
         Total expenses                   (2,455,857)    (4,680,001)
                                        ------------   ------------

Net investment income (loss)              (1,718,722)    (2,359,613)
                                        ------------   ------------
Net realized gains (losses) from
  securities transactions:
     Proceeds from shares sold            30,193,892     45,004,534
     Cost of shares sold                 (27,064,839)   (39,009,947)
                                        ------------   ------------
Net realized gains (losses) from
  securities transactions                  3,129,053      5,994,587
Realized gain distributions                        0              0
                                        ------------   ------------

Net realized gains (losses)                3,129,053      5,994,587
                                        ------------   ------------
Net unrealized appreciation
 (depreciation) of investments:
     Beginning of period                    (428,168)     2,095,261
     End of period                         5,345,114     10,775,110
                                        ------------   ------------
Change in net unrealized appreciation
    (depreciation) of investments          5,773,282      8,679,849
                                        ------------   ------------
Increase (decrease) in net assets from
 operations                             $  7,183,613   $ 12,314,823
                                        ============   ============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                          Balanced     Conservative     Large Cap     Large Cap      Large Cap       Mid Cap
                                           Growth         Growth         Growth       Composite        Value         Growth
                                          Strategy       Strategy       Portfolio     Portfolio      Portfolio      Portfolio
                                         (Class 2)       (Class 2)      (Class 2)     (Class 2)      (Class 2)      (Class 2)
                                        -------------  -------------  -------------  ------------  -------------  -------------
Investment income:
     Dividends                          $  3,433,402   $  3,265,999   $          0   $    29,561   $    702,709   $          0
                                        ------------   ------------   ------------   -----------   ------------   ------------
         Total investment income           3,433,402      3,265,999              0        29,561        702,709              0
                                        ------------   ------------   ------------   -----------   ------------   ------------
Expenses:
     Mortality and expense risk charge    (3,830,376)    (2,713,067)    (1,076,866)     (402,206)    (1,460,848)    (1,032,434)
     Distribution expense charge            (406,485)      (287,093)      (112,917)      (42,688)      (153,338)      (107,929)
                                        ------------   ------------   ------------   -----------   ------------   ------------
         Total expenses                   (4,236,861)    (3,000,160)    (1,189,783)     (444,894)    (1,614,186)    (1,140,363)
                                        ------------   ------------   ------------   -----------   ------------   ------------

Net investment income (loss)                (803,459)       265,839     (1,189,783)     (415,333)      (911,477)    (1,140,363)
                                        ------------   ------------   ------------   -----------   ------------   ------------
Net realized gains (losses) from
 securities transactions:
     Proceeds from shares sold            46,047,049     41,923,079     15,781,149     5,783,457     17,991,497     21,510,321
     Cost of shares sold                 (38,380,727)   (34,621,655)   (15,040,406)   (5,399,622)   (16,233,699)   (18,729,848)
                                        ------------   ------------   ------------   -----------   ------------   ------------
Net realized gains (losses) from
  securities transactions                  7,666,322      7,301,424        740,743       383,835      1,757,798      2,780,473
Realized gain distributions                        0              0              0             0              0              0
                                        ------------   ------------   ------------   -----------   ------------   ------------

Net realized gains (losses)                7,666,322      7,301,424        740,743       383,835      1,757,798      2,780,473
                                        ------------   ------------   ------------   -----------   ------------   ------------
Net unrealized appreciation
 (depreciation) of investments:
     Beginning of period                   7,210,635      4,920,171      1,537,968     1,408,176      5,606,047      9,277,253
     End of period                        12,088,253      4,930,572      4,422,937     2,424,820     11,627,495      8,232,072
                                        ------------   ------------   ------------   -----------   ------------   ------------
Change in net unrealized appreciation
    (depreciation) of investments          4,877,618         10,401      2,884,969     1,016,644      6,021,448     (1,045,181)
                                        ------------   ------------   ------------   -----------   ------------   ------------
Increase (decrease) in net assets from
  operations                            $ 11,740,481   $  7,577,664   $  2,435,929   $   985,146   $  6,867,769   $    594,929
                                        ============   ============   ============   ===========   ============   ============

                                          Mid Cap
                                           Value         Small Cap
                                         Portfolio       Portfolio
                                         (Class 2)       (Class 2)
                                        -------------  -------------
Investment income:
     Dividends                          $    329,747   $          0
                                        ------------   ------------
         Total investment income             329,747              0
                                        ------------   ------------
Expenses:
     Mortality and expense risk charge    (1,467,576)      (898,926)
     Distribution expense charge            (153,883)       (94,352)
                                        ------------   ------------
         Total expenses                   (1,621,459)      (993,278)
                                        ------------   ------------

Net investment income (loss)              (1,291,712)      (993,278)
                                        ------------   ------------
Net realized gains (losses) from
 securities transactions:
     Proceeds from shares sold            24,279,127     20,565,875
     Cost of shares sold                 (19,786,537)   (19,067,718)
                                        ------------   ------------
Net realized gains (losses) from
  securities transactions                  4,492,590      1,498,157
Realized gain distributions                1,985,785              0
                                        ------------   ------------

Net realized gains (losses)                6,478,375      1,498,157
                                        ------------   ------------
Net unrealized appreciation
 (depreciation) of investments:
     Beginning of period                  12,223,774      4,247,359
     End of period                        20,256,097      3,299,710
                                        ------------   ------------
Change in net unrealized appreciation
    (depreciation) of investments          8,032,323       (947,649)
                                        ------------   ------------
Increase (decrease) in net assets from
  operations                            $ 13,218,986   $   (442,770)
                                        ============   ============

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                         International   Diversified        Cash          Focus       Focus Growth       Focus
                                             Equity      Fixed Income    Management      Growth        and Income        Value
                                           Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                           (Class 2)      (Class 2)      (Class 2)      (Class 2)      (Class 2)      (Class 2)
                                         -------------   ------------   ------------   ------------   ------------   ------------
Investment income:
     Dividends                           $     783,465   $  3,744,673   $     89,108   $          0   $          0   $    384,410
                                         -------------   ------------   ------------   ------------   ------------   ------------
         Total investment income               783,465      3,744,673         89,108              0              0        384,410
                                         -------------   ------------   ------------   ------------   ------------   ------------

Expenses:
     Mortality and expense risk charge        (984,461)    (1,805,031)      (756,610)      (937,224)      (673,450)      (799,431)
     Distribution expense charge              (104,416)      (190,897)       (80,704)       (99,283)       (71,301)       (85,111)
                                         -------------   ------------   ------------   ------------   ------------   ------------
         Total expenses                     (1,088,877)    (1,995,928)      (837,314)    (1,036,507)      (744,751)      (884,542)
                                         -------------   ------------   ------------   ------------   ------------   ------------

Net investment income (loss)                  (305,412)     1,748,745       (748,206)    (1,036,507)      (744,751)      (500,132)
                                         -------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses) from
   securities transactions:
     Proceeds from shares sold              11,806,550     42,680,696     63,623,199     16,678,793     14,656,264     12,948,180
     Cost of shares sold                   (10,632,746)   (41,502,087)   (63,612,446)   (15,529,249)   (13,302,771)   (11,156,071)
                                         -------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses) from
   securities transactions                   1,173,804      1,178,609         10,753      1,149,544      1,353,493      1,792,109
Realized gain distributions                          0         62,101              0              0              0      2,984,199
                                         -------------   ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)                  1,173,804      1,240,710         10,753      1,149,544      1,353,493      4,776,308
                                         -------------   ------------   ------------   ------------   ------------   ------------
Net unrealized appreciation
   (depreciation) of investments:
     Beginning of period                     4,930,110      2,574,622       (164,717)     7,108,117      5,299,563      6,784,989
     End of period                          10,103,513      3,156,823        247,425      3,623,509      4,827,123      7,742,443
                                         -------------   ------------   ------------   ------------   ------------   ------------

Change in net unrealized appreciation
   (depreciation) of investments             5,173,403        582,201        412,142     (3,484,608)      (472,440)       957,454
                                         -------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets from
   operations                            $   6,041,795   $  3,571,656   $   (325,311)  $ (3,371,571)  $    136,302   $  5,233,630
                                         =============   ============   ============   ============   ============   ============

                                            Focus
                                           TechNet        Growth
                                          Portfolio      Strategy
                                          (Class 2)      (Class 3)
                                         ------------   ------------
Investment income:
     Dividends                           $          0   $    116,068
                                         ------------   ------------
         Total investment income                    0        116,068
                                         ------------   ------------

Expenses:
     Mortality and expense risk charge       (374,741)      (350,601)
     Distribution expense charge              (40,251)       (38,052)
                                         ------------   ------------
         Total expenses                      (414,992)      (388,653)
                                         ------------   ------------

Net investment income (loss)                 (414,992)      (272,585)
                                         ------------   ------------

Net realized gains (losses) from
   securities transactions:
     Proceeds from shares sold             20,405,188      3,875,905
     Cost of shares sold                  (18,647,134)    (2,574,569)
                                         ------------   ------------

Net realized gains (losses) from
   securities transactions                  1,758,054      1,301,336
Realized gain distributions                         0              0
                                         ------------   ------------

Net realized gains (losses)                 1,758,054      1,301,336
                                         ------------   ------------

Net unrealized appreciation
   (depreciation) of investments:
     Beginning of period                    4,863,449       (253,769)
     End of period                          1,638,980       (207,813)
                                         ------------   ------------

Change in net unrealized appreciation
   (depreciation) of investments           (3,224,469)        45,956
                                         ------------   ------------

Increase (decrease) in net assets from
   operations                            $ (1,881,407)  $  1,074,707
                                         ============   ============

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                         Moderate      Balanced     Conservative   Large Cap     Large Cap     Large Cap
                                          Growth        Growth         Growth       Growth       Composite       Value
                                         Strategy      Strategy       Strategy     Portfolio     Portfolio     Portfolio
                                         (Class 3)     (Class 3)      (Class 3)    (Class 3)     (Class 3)     (Class 3)
                                        -----------   -----------   ------------  -----------   -----------   -----------
Investment income:
     Dividends                          $   449,479   $   731,824   $    637,022  $         0   $       223   $   119,939
                                        -----------   -----------   ------------  -----------   -----------   -----------
         Total investment income            449,479       731,824        637,022            0           223       119,939
                                        -----------   -----------   ------------  -----------   -----------   -----------

Expenses:
     Mortality and expense risk charge     (774,701)     (758,466)      (464,816)    (225,671)      (75,133)     (251,831)
     Distribution expense charge            (84,625)      (79,944)       (50,173)     (24,670)       (8,286)      (27,370)
                                        -----------   -----------   ------------  -----------   -----------   -----------
         Total expenses                    (859,326)     (838,410)      (514,989)    (250,341)      (83,419)     (279,201)
                                        -----------   -----------   ------------  -----------   -----------   -----------

Net investment income (loss)               (409,847)     (106,586)       122,033     (250,341)      (83,196)     (159,262)
                                        -----------   -----------   ------------  -----------   -----------   -----------

Net realized gains (losses) from
   securities transactions:
     Proceeds from shares sold            4,181,328     8,010,373      8,517,167    3,404,393       929,370     2,411,401
     Cost of shares sold                 (2,850,939)   (5,230,183)    (6,056,284)  (3,324,022)     (894,421)   (2,316,911)
                                        -----------   -----------   ------------  -----------   -----------   -----------

Net realized gains (losses) from
   securities transactions                1,330,389     2,780,190      2,460,883       80,371        34,949        94,490
Realized gain distributions                       0             0              0            0             0             0
                                        -----------   -----------   ------------  -----------   -----------   -----------

Net realized gains (losses)               1,330,389     2,780,190      2,460,883       80,371        34,949        94,490
                                        -----------   -----------   ------------  -----------   -----------   -----------

Net unrealized appreciation
   (depreciation) of investments:
     Beginning of period                   (554,472)     (329,344)      (319,780)     (48,989)      (38,605)      (64,926)
     End of period                          755,055      (907,911)    (1,578,836)     560,744       176,540       987,998
                                        -----------   -----------   ------------  -----------   -----------   -----------

Change in net unrealized appreciation
   (depreciation) of investments          1,309,527      (578,567)    (1,259,056)     609,733       215,145     1,052,924
                                        -----------   -----------   ------------  -----------   -----------   -----------

Increase (decrease) in net assets from
   operations                           $ 2,230,069   $ 2,095,037   $  1,323,860  $   439,763   $   166,898   $   988,152
                                        ===========   ===========   ============  ===========   ===========   ===========

                                          Mid Cap       Mid Cap
                                          Growth         Value
                                         Portfolio     Portfolio
                                         (Class 3)     (Class 3)
                                        -----------   -----------
Investment income:
     Dividends                          $         0   $    44,512
                                        -----------   -----------
         Total investment income                  0        44,512
                                        -----------   -----------

Expenses:
     Mortality and expense risk charge     (229,499)     (258,804)
     Distribution expense charge            (25,050)      (28,225)
                                        -----------   -----------
         Total expenses                    (254,549)     (287,029)
                                        -----------   -----------

Net investment income (loss)               (254,549)     (242,517)
                                        -----------   -----------

Net realized gains (losses) from
   securities transactions:
     Proceeds from shares sold            2,250,596     3,062,435
     Cost of shares sold                 (2,207,013)   (2,842,701)
                                        -----------   -----------

Net realized gains (losses) from
   securities transactions                   43,583       219,734
Realized gain distributions                       0       396,770
                                        -----------   -----------

Net realized gains (losses)                  43,583       616,504
                                        -----------   -----------

Net unrealized appreciation
   (depreciation) of investments:
     Beginning of period                    (60,249)       27,316
     End of period                          (11,798)    1,610,978
                                        -----------   -----------

Change in net unrealized appreciation
   (depreciation) of investments             48,451     1,583,662
                                        -----------   -----------

Increase (decrease) in net assets from
   operations                           $  (162,515)  $ 1,957,649
                                        ===========   ===========

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                                      International   Diversified        Cash          Focus       Focus Growth
                                         Small Cap       Equity       Fixed Income    Management       Growth       and Income
                                         Portfolio      Portfolio      Portfolio       Portfolio      Portfolio     Portfolio
                                         (Class 3)      (Class 3)      (Class 3)       (Class 3)      (Class 3)     (Class 3)
                                        ------------  -------------   ------------   ------------   ------------   ------------
Investment income:
     Dividends                          $          0  $     167,650   $    656,317   $     10,463   $          0   $          0
                                        ------------  -------------   ------------   ------------   ------------   ------------
         Total investment income                   0        167,650        656,317         10,463              0              0
                                        ------------  -------------   ------------   ------------   ------------   ------------

Expenses:
     Mortality and expense risk charge      (217,059)      (198,370)      (283,677)      (157,697)      (218,671)      (231,301)
     Distribution expense charge             (23,895)       (21,801)       (30,497)       (17,657)       (24,178)       (25,047)
                                        ------------  -------------   ------------   ------------   ------------   ------------
         Total expenses                     (240,954)      (220,171)      (314,174)      (175,354)      (242,849)      (256,348)
                                        ------------  -------------   ------------   ------------   ------------   ------------

Net investment income (loss)                (240,954)       (52,521)       342,143       (164,891)      (242,849)      (256,348)
                                        ------------  -------------   ------------   ------------   ------------   ------------

Net realized gains (losses) from
   securities transactions:
     Proceeds from shares sold             3,568,803      1,815,253      9,023,160     24,846,507      2,644,098      2,919,763
     Cost of shares sold                  (3,563,330)    (1,729,408)    (9,081,344)   (24,808,029)    (2,720,171)    (2,888,772)
                                        ------------  -------------   ------------   ------------   ------------   ------------

Net realized gains (losses) from
   securities transactions                     5,473         85,845        (58,184)        38,478        (76,073)        30,991
Realized gain distributions                        0              0         11,271              0              0              0
                                        ------------  -------------   ------------   ------------   ------------   ------------

Net realized gains (losses)                    5,473         85,845        (46,913)        38,478        (76,073)        30,991
                                        ------------  -------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
   (depreciation) of investments:
     Beginning of period                    (298,043)        (6,115)      (176,662)        (4,810)      (204,848)       (92,382)
     End of period                          (392,118)     1,239,936        (30,234)        56,937       (443,536)       302,485
                                        ------------  -------------   ------------   ------------   ------------   ------------

Change in net unrealized appreciation
   (depreciation) of investments             (94,075)     1,246,051        146,428         61,747       (238,688)       394,867
                                        ------------  -------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets from
   operations                           $   (329,556) $   1,279,375   $    441,658   $    (64,666)  $   (557,610)  $    169,510
                                        ============  =============   ============   ============   ============   ============

                                          Focus           Focus
                                          Value          TechNet
                                         Portfolio      Portfolio
                                         (Class 3)      (Class 3)
                                        ------------   ------------
Investment income:
     Dividends                          $     93,616   $          0
                                        ------------   ------------
         Total investment income              93,616              0
                                        ------------   ------------

Expenses:
     Mortality and expense risk charge      (192,164)      (114,807)
     Distribution expense charge             (21,072)       (12,823)
                                        ------------   ------------
         Total expenses                     (213,236)      (127,630)
                                        ------------   ------------

Net investment income (loss)                (119,620)      (127,630)
                                        ------------   ------------

Net realized gains (losses) from
   securities transactions:
     Proceeds from shares sold             2,610,100      2,611,563
     Cost of shares sold                  (2,526,375)    (2,610,177)
                                        ------------   ------------

Net realized gains (losses) from
   securities transactions                    83,725          1,386
Realized gain distributions                  845,879              0
                                        ------------   ------------

Net realized gains (losses)                  929,604          1,386
                                        ------------   ------------

Net unrealized appreciation
   (depreciation) of investments:
     Beginning of period                    (114,260)        30,447
     End of period                           323,990       (312,878)
                                        ------------   ------------

Change in net unrealized appreciation
   (depreciation) of investments             438,250       (343,325)
                                        ------------   ------------

Increase (decrease) in net assets from
   operations                           $  1,248,234   $   (469,569)
                                        ============   ============

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                                       Allocation
                                         Allocation     Moderate      Allocation     Allocation      Strategic
                                          Moderate       Growth         Growth        Balanced      Fixed Income
                                         Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                        (Class 3)(1)   (Class 3)(1)   (Class 3)(1)   (Class 3)(1)   (Class 3)(1)
                                        ------------   ------------   ------------   ------------   ------------
Investment income:
     Dividends                          $          0   $          0   $          0   $          0   $          0
                                        ------------   ------------   ------------   ------------   ------------
         Total investment income                   0              0              0              0              0
                                        ------------   ------------   ------------   ------------   ------------

Expenses:
     Mortality and expense risk charge        (9,838)        (8,331)        (9,008)       (11,423)        (3,007)
     Distribution expense charge              (1,025)          (896)          (958)        (1,262)          (303)
                                        ------------   ------------   ------------   ------------   ------------
         Total expenses                      (10,863)        (9,227)        (9,966)       (12,685)        (3,310)
                                        ------------   ------------   ------------   ------------   ------------

Net investment income (loss)                 (10,863)        (9,227)        (9,966)       (12,685)        (3,310)
                                        ------------   ------------   ------------   ------------   ------------

Net realized gains (losses) from
   securities transactions:
     Proceeds from shares sold               168,481        247,699      1,417,027        381,855         28,984
     Cost of shares sold                    (171,690)      (249,170)    (1,439,958)      (384,820)       (29,222)
                                        ------------   ------------   ------------   ------------   ------------

Net realized gains (losses) from
   securities transactions                    (3,209)        (1,471)       (22,931)        (2,965)          (238)
Realized gain distributions                        0              0              0              0              0
                                        ------------   ------------   ------------   ------------   ------------

Net realized gains (losses)                   (3,209)        (1,471)       (22,931)        (2,965)          (238)
                                        ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of investments:
     Beginning of period                           0              0              0              0              0
     End of period                          (110,620)      (135,085)      (216,950)       (73,602)       (23,797)
                                        ------------   ------------   ------------   ------------   ------------

Change in net unrealized appreciation
  (depreciation) of investments             (110,620)      (135,085)      (216,950)       (73,602)       (23,797)
                                        ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets from
   operations                           $   (124,692)  $   (145,783)  $   (249,847)  $    (89,252)  $    (27,345)
                                        ============   ============   ============   ============   ============

(1) For the period from February 14, 2005 (inception) to April 30, 2005.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005

                                                             Moderate       Balanced     Conservative    Large Cap      Large Cap
                                               Growth         Growth         Growth         Growth         Growth       Composite
                                              Strategy       Strategy       Strategy       Strategy      Portfolio      Portfolio
                                             (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)
                                            ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                $   (905,079)  $   (620,446)  $    (44,906)  $    274,348   $   (199,603)  $    (58,544)
    Net realized gains (losses)
       from securities transactions           (4,355,815)    (2,780,452)      (440,794)       147,302     (1,272,451)      (325,009)
    Change in net unrealized appreciation
       (depreciation) of investments          10,957,278      8,801,402      4,863,597      2,571,893      2,017,161        467,469
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) in net assets
     from operations                           5,696,384      5,400,504      4,377,897      2,993,543        545,107         83,916
                                            ------------   ------------   ------------   ------------   ------------   ------------

From capital transactions
       Net proceeds from units sold              623,656         55,129        216,427        142,399         47,094         31,238
       Cost of units redeemed                (20,735,773)   (22,413,148)   (18,143,390)   (11,870,088)    (1,380,300)      (460,587)
       Annuity benefit payments                 (202,077)      (227,176)       (97,160)      (186,701)       (10,841)        (8,086)
       Net transfers                          (4,835,249)    (2,051,673)        33,075       (250,739)      (921,370)      (214,376)
       Contract maintenance charge               (73,182)       (60,155)       (42,024)       (27,301)        (5,340)        (1,825)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) in net assets
     from capital transactions               (25,222,625)   (24,697,023)   (18,033,072)   (12,192,430)    (2,270,757)      (653,636)
                                            ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets            (19,526,241)   (19,296,519)   (13,655,175)    (9,198,887)    (1,725,650)      (569,720)
Net assets at beginning of period            116,291,111    125,160,639     97,222,088     72,807,120     14,801,993      4,898,313
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period                 $ 96,764,870   $105,864,120   $ 83,566,913   $ 63,608,233   $ 13,076,343   $  4,328,593
                                            ============   ============   ============   ============   ============   ============

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                    39,671          2,871         11,511          9,843          5,556          3,331
    Units redeemed                            (1,282,557)    (1,466,086)    (1,194,201)      (814,686)      (140,447)       (49,294)
    Units transferred                           (285,866)      (140,734)          (509)       (16,741)       (89,344)       (35,311)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding      (1,528,752)    (1,603,949)    (1,183,199)      (821,584)      (224,235)       (81,274)
Beginning units                                7,591,901      8,282,850      6,556,652      4,977,245      1,685,980        540,273
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                   6,063,149      6,678,901      5,373,453      4,155,661      1,461,745        458,999
                                            ============   ============   ============   ============   ============   ============
Contracts with total expenses of 1.52% :
    Units sold                                       671            678          3,052              0              0              0
    Units redeemed                               (67,860)       (15,338)       (28,319)        (6,405)       (28,796)        (2,490)
    Units transferred                            (22,736)         2,077          3,915           (274)       (20,706)          (575)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding         (89,925)       (12,583)       (21,352)        (6,679)       (49,502)        (3,065)
Beginning units                                  180,815        173,100        162,774        116,512        146,171         13,893
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                      90,890        160,517        141,422        109,833         96,669         10,828
                                            ============   ============   ============   ============   ============   ============
Contracts with total expenses of 1.55% (1):
    Units sold                                         -              -              -              -              -              -
    Units redeemed                                     -              -              -              -              -              -
    Units transferred                                  -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding               -              -              -              -              -              -
Beginning units                                        -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                           -              -              -              -              -              -
                                            ============   ============   ============   ============   ============   ============
Contracts with total expenses of 1.55% (2):
    Units sold                                         -              -              -              -              -              -
    Units redeemed                                     -              -              -              -              -              -
    Units transferred                                  -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding               -              -              -              -              -              -
Beginning units                                        -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                           -              -              -              -              -              -
                                            ============   ============   ============   ============   ============   ============
Contracts with total expenses of 1.65% :
    Units sold                                         -              -              -              -              -              -
    Units redeemed                                     -              -              -              -              -              -
    Units transferred                                  -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding               -              -              -              -              -              -
Beginning units                                        -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                           -              -              -              -              -              -
                                            ============   ============   ============   ============   ============   ============
Contracts with total expenses of 1.70% (3):
    Units sold                                         -              -              -              -              -              -
    Units redeemed                                     -              -              -              -              -              -
    Units transferred                                  -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding               -              -              -              -              -              -
Beginning units                                        -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                           -              -              -              -              -              -
                                            ============   ============   ============   ============   ============   ============
Contracts with total expenses of 1.70% (4):
    Units sold                                         -              -              -              -              -              -
    Units redeemed                                     -              -              -              -              -              -
    Units transferred                                  -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding               -              -              -              -              -              -
Beginning units                                        -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                           -              -              -              -              -              -
                                            ============   ============   ============   ============   ============   ============
Contracts With Total Expenses of 1.80% :
    Units sold                                         -              -              -              -              -              -
    Units redeemed                                     -              -              -              -              -              -
    Units transferred                                  -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding               -              -              -              -              -              -
Beginning units                                        -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                           -              -              -              -              -              -
                                            ============   ============   ============   ============   ============   ============
Contracts with total expenses of 1.95% (5):
    Units sold                                         -              -              -              -              -              -
    Units redeemed                                     -              -              -              -              -              -
    Units transferred                                  -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding               -              -              -              -              -              -
Beginning units                                        -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                           -              -              -              -              -              -
                                            ============   ============   ============   ============   ============   ============
Contracts with total expenses of 1.95% (6):
    Units sold                                         -              -              -              -              -              -
    Units redeemed                                     -              -              -              -              -              -
    Units transferred                                  -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding               -              -              -              -              -              -
Beginning units                                        -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                           -              -              -              -              -              -
                                            ============   ============   ============   ============   ============   ============

---------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                              Large Cap       Mid Cap        Mid Cap                    International  Diversified
                                                Value          Growth         Value        Small Cap       Equity      Fixed Income
                                              Portfolio      Portfolio      Portfolio      Portfolio      Portfolio     Portfolio
                                              (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)     (Class 1)
                                             ------------   ------------   ------------   ------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $    (88,061)  $   (203,334)  $   (143,570)  $   (152,486)  $    (13,805) $    201,090
    Net realized gains (losses) from
      securities transactions                     208,951       (286,822)       997,658       (371,245)      (240,687)      212,999
    Change in net unrealized appreciation
       (depreciation) of investments              934,192        719,728      1,138,152        708,042      1,011,389        (9,809)
                                             ------------   ------------   ------------   ------------   ------------  ------------
    Increase (decrease) in net assets from
       operations                               1,055,082        229,572      1,992,240        184,311        756,897       404,280
                                             ------------   ------------   ------------   ------------   ------------  ------------

From capital transactions
       Net proceeds from units sold                57,361         85,237         86,786         52,471         26,779       229,524
       Cost of units redeemed                  (1,664,485)    (1,331,315)    (1,717,989)    (1,427,310)      (794,395)   (1,933,772)
       Annuity benefit payments                   (13,654)       (23,416)       (25,232)       (11,866)        (8,079)      (58,445)
       Net transfers                              721,703       (580,340)     1,331,069       (621,969)       807,829       917,604
       Contract maintenance charge                 (3,986)        (5,927)        (4,631)        (3,329)        (2,293)       (3,176)
                                             ------------   ------------   ------------   ------------   ------------  ------------
    Increase (decrease) in net assets from
      capital transactions                       (903,061)    (1,855,761)      (329,997)    (2,012,003)        29,841      (848,265)
                                             ------------   ------------   ------------   ------------   ------------  ------------

Increase (decrease) in net assets                 152,021     (1,626,189)     1,662,243     (1,827,692)       786,738      (443,985)
Net assets at beginning of period              13,848,855     14,699,391     13,592,602     10,920,489      7,843,631    12,385,587
                                             ------------   ------------   ------------   ------------   ------------  ------------
Net assets at end of period                  $ 14,000,876   $ 13,073,202   $ 15,254,845   $  9,092,797   $  8,630,369  $ 11,941,602
                                             ============   ============   ============   ============   ============  ============

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                      4,611          5,862          4,363          4,815          3,115        19,447
    Units redeemed                               (118,345)       (89,799)       (81,095)      (119,543)       (91,812)     (152,454)
    Units transferred                              53,928        (45,754)        57,080        (44,528)        77,877        70,556
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          (59,806)      (129,691)       (19,652)      (159,256)       (10,820)      (62,451)
Beginning units                                 1,138,283        998,138        750,965        987,030        961,285     1,000,019
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                    1,078,477        868,447        731,313        827,774        950,465       937,568
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.52% :
    Units sold                                          0              0              0              0              0             0
    Units redeemed                                (18,655)        (6,217)        (9,765)       (15,374)        (5,024)      (13,766)
    Units transferred                               6,411            432         12,223            257         15,611         6,746
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          (12,244)        (5,785)         2,458        (15,117)        10,587        (7,020)
Beginning units                                    46,181         71,562         33,208         61,532         38,988        56,104
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                       33,937         65,777         35,666         46,415         49,575        49,084
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (1):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (2):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.65% :
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (3):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (4):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts With Total Expenses of 1.80% :
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (5):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (6):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============

---------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                                 Cash          Focus                        Moderate       Balanced    Conservative
                                              Management      Growth          Growth         Growth         Growth        Growth
                                              Portfolio      Portfolio       Strategy       Strategy       Strategy      Strategy
                                              (Class 1)      (Class 1)      (Class 2)       (Class 2)      (Class 2)     (Class 2)
                                             ------------   ------------   ------------   ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $    (42,565)  $    (99,430)  $ (1,718,722)  $ (2,359,613)  $   (803,459) $    265,839
    Net realized gains (losses)
     from securities transactions                   8,182        (63,530)     3,129,053      5,994,587      7,666,322     7,301,424
    Change in net unrealized appreciation
       (depreciation) of investments               25,088       (180,007)     5,773,282      8,679,849      4,877,618        10,401
                                             ------------   ------------   ------------   ------------   ------------  ------------
    Increase (decrease) in net assets
       from operations                             (9,295)      (342,967)     7,183,613     12,314,823     11,740,481     7,577,664
                                             ------------   ------------   ------------   ------------   ------------  ------------

From capital transactions
       Net proceeds from units sold               278,400         35,001      7,217,591     16,617,169     12,474,457     7,304,683
       Cost of units redeemed                  (1,467,473)      (714,158)   (13,172,249)   (18,301,318)   (21,004,732)  (18,693,308)
       Annuity benefit payments                    (4,325)        (8,629)             0              0              0             0
       Net transfers                            2,245,335       (529,356)    (5,616,615)    (5,639,077)    (3,426,925)    3,020,258
       Contract maintenance charge                 (1,161)        (3,144)       (61,704)       (84,074)       (64,633)      (41,292)
                                             ------------   ------------   ------------   ------------   ------------  ------------
    Increase (decrease) in net assets
       from capital transactions                1,050,776     (1,220,286)   (11,632,977)    (7,407,300)   (12,021,833)   (8,409,659)
                                             ------------   ------------   ------------   ------------   ------------  ------------

Increase (decrease) in net assets               1,041,481     (1,563,253)    (4,449,364)     4,907,523       (281,352)     (831,995)
Net assets at beginning of period               3,235,873      7,873,424    157,034,208    292,196,592    268,615,260   192,367,449
                                             ------------   ------------   ------------   ------------   ------------  ------------
Net assets at end of period                  $  4,277,354   $  6,310,171   $152,584,844   $297,104,115   $268,333,908  $191,535,454
                                             ============   ============   ============   ============   ============  ============

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                     26,172          5,030         23,443         84,737         76,340        57,584
    Units redeemed                               (134,669)      (104,240)      (234,686)      (440,246)      (597,286)     (547,660)
    Units transferred                             210,466        (57,802)       (20,871)         3,847       (248,247)       75,375
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          101,969       (157,012)      (232,114)      (351,662)      (769,193)     (414,701)
Beginning units                                   297,445      1,050,831      3,060,846      6,129,318      6,710,604     4,669,333
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                      399,414        893,819      2,828,732      5,777,656      5,941,411     4,254,632
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.52% :
    Units sold                                          0              0              -              -              -             -
    Units redeemed                                 (3,774)          (253)             -              -              -             -
    Units transferred                                 366        (19,875)             -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding           (3,408)       (20,128)             -              -              -             -
Beginning units                                     5,776         50,226              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                        2,368         30,098              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (1):
    Units sold                                          -              -        277,034        567,066        488,018       261,244
    Units redeemed                                      -              -        (17,467)       (42,095)       (41,595)      (46,630)
    Units transferred                                   -              -         15,078         72,679         97,745        (5,691)
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -        274,645        597,650        544,168       208,923
Beginning units                                         -              -        644,613      1,028,643        910,818       620,786
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -        919,258      1,626,293      1,454,986       829,709
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (2):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.65% :
    Units sold                                          -              -         35,580         90,164         63,577        29,331
    Units redeemed                                      -              -       (605,701)      (702,643)      (749,233)     (652,297)
    Units transferred                                   -              -       (313,726)      (511,154)      (115,084)      163,141
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -       (883,847)    (1,123,633)      (800,740)     (459,825)
Beginning units                                         -              -      6,534,800     11,913,631     10,462,140     7,727,403
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -      5,650,953     10,789,998      9,661,400     7,267,578
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (3):
    Units sold                                          -              -        108,827        256,153        155,342        85,299
    Units redeemed                                      -              -         (3,101)       (15,637)       (29,151)      (19,519)
    Units transferred                                   -              -          6,497         53,807         25,435        (5,462)
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -        112,223        294,323        151,626        60,318
Beginning units                                         -              -         64,344        326,866        407,584       300,618
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -        176,567        621,189        559,210       360,936
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (4):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts With Total Expenses of 1.80% :
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (5):
    Units sold                                          -              -         27,668        106,714         64,113        69,562
    Units redeemed                                      -              -         (5,862)       (17,805)       (11,741)      (22,615)
    Units transferred                                   -              -        (66,492)         3,389         13,534       (24,267)
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -        (44,686)        92,298         65,906        22,680
Beginning units                                         -              -        304,735        566,832        276,721       283,856
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -        260,049        659,130        342,627       306,536
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (6):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============

---------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                              Large Cap      Large Cap      Large Cap       Mid Cap        Mid Cap
                                                Growth       Composite        Value          Growth         Value       Small Cap
                                              Portfolio      Portfolio      Portfolio      Portfolio      Portfolio     Portfolio
                                               (Class 2)      (Class 2)      (Class 2)      (Class 2)      (Class 2)     (Class 2)
                                             ------------   ------------   ------------   ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $ (1,189,783)  $   (415,333)  $   (911,477)  $ (1,140,363)  $ (1,291,712) $   (993,278)
    Net realized gains (losses) from
      securities transactions                     740,743        383,835      1,757,798      2,780,473      6,478,375     1,498,157
    Change in net unrealized appreciation
       (depreciation) of investments            2,884,969      1,016,644      6,021,448     (1,045,181)     8,032,323      (947,649)
                                             ------------   ------------   ------------   ------------   ------------  ------------
    Increase (decrease) in net assets
      from operations                           2,435,929        985,146      6,867,769        594,929     13,218,986      (442,770)
                                             ------------   ------------   ------------   ------------   ------------  ------------

From capital transactions
       Net proceeds from units sold             4,897,126      2,023,584      6,310,434      6,007,798      6,736,285     6,557,101
       Cost of units redeemed                  (5,657,426)    (2,760,345)    (6,539,960)    (4,793,602)    (7,631,556)   (4,301,538)
       Annuity benefit payments                         0              0              0              0              0             0
       Net transfers                            1,640,345        585,335      9,388,829       (379,069)    15,665,645      (555,116)
       Contract maintenance charge                (16,024)        (7,183)       (17,490)       (15,473)       (20,158)      (14,030)
                                             ------------   ------------   ------------   ------------   ------------  ------------
    Increase (decrease) in net assets
      from capital transactions                   864,021       (158,609)     9,141,813        819,654     14,750,216     1,686,417
                                             ------------   ------------   ------------   ------------   ------------  ------------

Increase (decrease) in net assets               3,299,950        826,537     16,009,582      1,414,583     27,969,202     1,243,647
Net assets at beginning of period              72,131,748     27,564,090     91,234,932     70,053,839     82,845,283    61,539,737
                                             ------------   ------------   ------------   ------------   ------------  ------------
Net assets at end of period                  $ 75,431,698   $ 28,390,627   $107,244,514   $ 71,468,422   $110,814,485  $ 62,783,384
                                             ============   ============   ============   ============   ============  ============

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                     41,437         10,122         27,989         23,174         24,729        31,258
    Units redeemed                               (201,414)      (110,386)      (157,780)       (91,906)      (134,620)     (128,498)
    Units transferred                             (27,953)       (39,080)       163,355        (49,252)       342,343       (28,874)
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding         (187,930)      (139,344)        33,564       (117,984)       232,452      (126,114)
Beginning units                                 2,506,282      1,127,043      2,247,061      1,390,558      1,362,730     1,731,813
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                    2,318,352        987,699      2,280,625      1,272,574      1,595,182     1,605,699
                                             ============   ============   ============   ============   ============  ============

Contracts with total expenses of 1.52% :
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (1):
    Units sold                                    347,097        150,404        338,141        264,100        232,050       373,415
    Units redeemed                                (29,421)        (4,788)       (26,406)       (12,994)       (11,851)      (21,466)
    Units transferred                             138,526         17,364        193,484         84,519         88,020        82,370
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          456,202        162,980        505,219        335,625        308,219       434,319
Beginning units                                   411,518        127,075        424,460        246,667        206,069       285,099
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                      867,720        290,055        929,679        582,292        514,288       719,418
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (2):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.65% :
    Units sold                                     32,853         25,680         45,751         23,624         22,707        34,979
    Units redeemed                               (440,103)      (188,818)      (341,895)      (225,122)      (249,606)     (244,581)
    Units transferred                              (1,619)        80,937        338,906       (118,542)       364,728      (128,199)
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding         (408,869)       (82,201)        42,762       (320,040)       137,829      (337,801)
Beginning units                                 5,798,700      1,811,476      5,011,546      3,297,418      3,128,628     3,702,649
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                    5,389,831      1,729,275      5,054,308      2,977,378      3,266,457     3,364,848
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (3):
    Units sold                                    126,877         23,059         87,269         86,609         73,920       143,168
    Units redeemed                                 (7,492)        (2,175)        (6,668)        (4,848)        (4,728)       (6,253)
    Units transferred                              78,431          2,320         73,420         27,199         31,344        34,105
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          197,816         23,204        154,021        108,960        100,536       171,020
Beginning units                                   139,820         39,188        108,706        102,220         70,357       126,171
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                      337,636         62,392        262,727        211,180        170,893       297,191
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (4):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts With Total Expenses of 1.80% :
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (5):
    Units sold                                     40,639         11,531         30,004         25,311         25,755        33,747
    Units redeemed                                 (5,077)          (138)        (3,110)        (3,023)        (2,287)       (4,488)
    Units transferred                              11,621         (3,387)         7,883         (7,817)        40,111       (26,134)
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding           47,183          8,006         34,777         14,471         63,579         3,125
Beginning units                                   101,828         39,152         99,957         87,902         81,425       112,078
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                      149,011         47,158        134,734        102,373        145,004       115,203
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (6):
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============

---------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                             International  Diversified        Cash          Focus       Focus Growth     Focus
                                                Equity      Fixed Income    Management       Growth       and Income      Value
                                               Portfolio      Portfolio      Portfolio     Portfolio       Portfolio    Portfolio
                                               (Class 2)      (Class 2)      (Class 2)     (Class 2)       (Class 2)    (Class 2)
                                             -------------  ------------   ------------   ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $    (305,412) $  1,748,745   $   (748,206)  $ (1,036,507)  $   (744,751) $   (500,132)
    Net realized gains (losses)
    from securities transactions                 1,173,804     1,240,710         10,753      1,149,544      1,353,493     4,776,308
    Change in net unrealized appreciation
       (depreciation) of investments             5,173,403       582,201        412,142     (3,484,608)      (472,440)      957,454
                                             -------------  ------------   ------------   ------------   ------------  ------------
    Increase (decrease) in net assets
      from operations                            6,041,795     3,571,656       (325,311)    (3,371,571)       136,302     5,233,630
                                             -------------  ------------   ------------   ------------   ------------  ------------

From capital transactions
       Net proceeds from units sold              6,296,061     7,135,923      9,598,944      5,725,612      3,173,550     5,834,878
       Cost of units redeemed                   (4,003,696)  (11,965,158)   (10,388,177)    (4,435,576)    (3,158,128)   (3,972,673)
       Annuity benefit payments                          0             0              0              0              0             0
       Net transfers                            17,528,550    (4,114,037)     6,480,791         88,463     (3,102,239)    9,047,287
       Contract maintenance charge                 (10,978)      (22,264)        (8,778)       (22,592)       (11,525)      (13,184)
                                             -------------  ------------   ------------   ------------   ------------  ------------
    Increase (decrease) in net assets
      from capital transactions                 19,809,937    (8,965,536)     5,682,780      1,355,907     (3,098,342)   10,896,308
                                             -------------  ------------   ------------   ------------   ------------  ------------

Increase (decrease) in net assets               25,851,732    (5,393,880)     5,357,469     (2,015,664)    (2,962,040)   16,129,938
Net assets at beginning of period               59,260,099   129,845,199     49,137,559     66,439,046     49,667,898    47,700,345
                                             -------------  ------------   ------------   ------------   ------------  ------------
Net assets at end of period                  $  85,111,831  $124,451,319   $ 54,495,028   $ 64,423,382   $ 46,705,858  $ 63,830,283
                                             =============  ============   ============   ============   ============  ============

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                      47,250        36,836         47,460         70,093         41,235        34,139
    Units redeemed                                (139,101)     (404,626)      (391,930)      (203,155)      (115,620)     (120,569)
    Units transferred                              466,715       (50,443)      (175,256)      (124,577)       (66,232)      130,960
                                             -------------  ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding           374,864      (418,233)      (519,726)      (257,639)      (140,617)       44,530
Beginning units                                  2,550,023     3,681,335      2,075,670      3,351,278      1,792,332     1,632,981
                                             -------------  ------------   ------------   ------------   ------------  ------------
Ending units                                     2,924,887     3,263,102      1,555,944      3,093,639      1,651,715     1,677,511
                                             =============  ============   ============   ============   ============  ============
Contracts with total expenses of 1.52% :
    Units sold                                           -             -              -              -              -             -
    Units redeemed                                       -             -              -              -              -             -
    Units transferred                                    -             -              -              -              -             -
                                             -------------  ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                 -             -              -              -              -             -
Beginning units                                          -             -              -              -              -             -
                                             -------------  ------------   ------------   ------------   ------------  ------------
Ending units                                             -             -              -              -              -             -
                                             =============  ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (1):
    Units sold                                     477,408       324,356        583,685        442,857        203,953       216,192
    Units redeemed                                 (35,977)      (48,909)       (38,146)       (20,429)       (11,652)      (13,603)
    Units transferred                              361,542       188,194        (82,728)        24,909          1,097        61,252
                                             -------------  ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding           802,973       463,641        462,811        447,337        193,398       263,841
Beginning units                                    568,336       613,423        214,224        394,736        288,051       178,808
                                             -------------  ------------   ------------   ------------   ------------  ------------
Ending units                                     1,371,309     1,077,064        677,035        842,073        481,449       442,649
                                             =============  ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (2):
    Units sold                                           -             -              -              -              -             -
    Units redeemed                                       -             -              -              -              -             -
    Units transferred                                    -             -              -              -              -             -
                                             -------------  ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                 -             -              -              -              -             -
Beginning units                                          -             -              -              -              -             -
                                             -------------  ------------   ------------   ------------   ------------  ------------
Ending units                                             -             -              -              -              -             -
                                             =============  ============   ============   ============   ============  ============
Contracts with total expenses of 1.65% :
    Units sold                                      51,959        24,250         64,503         40,083         40,587        25,659
    Units redeemed                                (302,940)     (550,099)      (469,993)      (408,470)      (226,484)     (158,458)
    Units transferred                            1,105,200      (673,051)       596,409         70,710       (330,294)      358,980
                                             -------------  ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding           854,219    (1,198,900)       190,919       (297,677)      (516,191)      226,181
Beginning units                                  4,289,296     6,560,826      2,195,684      5,295,017      3,398,662     1,866,772
                                             -------------  ------------   ------------   ------------   ------------  ------------
Ending units                                     5,143,515     5,361,926      2,386,603      4,997,340      2,882,471     2,092,953
                                             =============  ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (3):
    Units sold                                     149,840       177,708        211,314        206,382         60,595       122,040
    Units redeemed                                  (6,607)       (6,843)       (30,248)       (10,834)        (5,306)       (6,033)
    Units transferred                              109,061       141,585         70,557         53,561         34,772        71,022
                                             -------------  ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding           252,294       312,450        251,623        249,109         90,061       187,029
Beginning units                                    110,449       155,162         67,028        185,821        104,591       113,299
                                             -------------  ------------   ------------   ------------   ------------  ------------
Ending units                                       362,743       467,612        318,651        434,930        194,652       300,328
                                             =============  ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (4):
    Units sold                                           -             -              -              -              -             -
    Units redeemed                                       -             -              -              -              -             -
    Units transferred                                    -             -              -              -              -             -
                                             -------------  ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                 -             -              -              -              -             -
Beginning units                                          -             -              -              -              -             -
                                             -------------  ------------   ------------   ------------   ------------  ------------
Ending units                                             -             -              -              -              -             -
                                             =============  ============   ============   ============   ============  ============
Contracts With Total Expenses of 1.80% :
    Units sold                                           -             -              -              -              -             -
    Units redeemed                                       -             -              -              -              -             -
    Units transferred                                    -             -              -              -              -             -
                                             -------------  ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                 -             -              -              -              -             -
Beginning units                                          -             -              -              -              -             -
                                             -------------  ------------   ------------   ------------   ------------  ------------
Ending units                                             -             -              -              -              -             -
                                             =============  ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (5):
    Units sold                                      39,708        51,619          1,109         68,998          8,271        53,654
    Units redeemed                                  (1,874)       (6,038)       (53,476)        (6,666)        (3,825)       (3,992)
    Units transferred                               22,394        50,538        206,411        (25,939)        (9,393)       59,730
                                             -------------  ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding            60,228        96,119        154,044         36,393         (4,947)      109,392
Beginning units                                     95,197       191,971         95,446        134,662         84,532       107,110
                                             -------------  ------------   ------------   ------------   ------------  ------------
Ending units                                       155,425       288,090        249,490        171,055         79,585       216,502
                                             =============  ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (6):
    Units sold                                           -             -              -              -              -             -
    Units redeemed                                       -             -              -              -              -             -
    Units transferred                                    -             -              -              -              -             -
                                             -------------  ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                 -             -              -              -              -             -
Beginning units                                          -             -              -              -              -             -
                                             -------------  ------------   ------------   ------------   ------------  ------------
Ending units                                             -             -              -              -              -             -
                                             =============  ============   ============   ============   ============  ============

---------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                                Focus                        Moderate       Balanced     Conservative   Large Cap
                                               TechNet         Growth         Growth         Growth         Growth        Growth
                                              Portfolio       Strategy       Strategy       Strategy       Strategy     Portfolio
                                               (Class 2)      (Class 3)      (Class 3)      (Class 3)      (Class 3)     (Class 3)
                                             ------------   ------------   ------------   ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $   (414,992)  $   (272,585)  $   (409,847)  $   (106,586)  $    122,033  $   (250,341)
    Net realized gains (losses) from
       securities transactions                  1,758,054      1,301,336      1,330,389      2,780,190      2,460,883        80,371
    Change in net unrealized appreciation
       (depreciation) of investments           (3,224,469)        45,956      1,309,527       (578,567)    (1,259,056)      609,733
                                             ------------   ------------   ------------   ------------   ------------  ------------
    Increase (decrease) in net assets
       from operations                         (1,881,407)     1,074,707      2,230,069      2,095,037      1,323,860       439,763
                                             ------------   ------------   ------------   ------------   ------------  ------------

From capital transactions
       Net proceeds from units sold             1,431,582     23,391,278     46,003,967     43,494,405     25,169,063    12,146,403
       Cost of units redeemed                  (1,981,549)      (627,857)    (2,066,744)    (3,540,556)    (2,797,299)     (664,664)
       Annuity benefit payments                         0              0              0              0              0             0
       Net transfers                               81,507      2,834,272     10,797,692     11,297,549      4,576,357     5,454,400
       Contract maintenance charge                (10,024)        (3,886)        (7,488)        (4,718)        (2,154)       (1,755)
                                             ------------   ------------   ------------   ------------   ------------  ------------
    Increase (decrease) in net assets
       from capital transactions                 (478,484)    25,593,807     54,727,427     51,246,680     26,945,967    16,934,384
                                             ------------   ------------   ------------   ------------   ------------  ------------

Increase (decrease) in net assets              (2,359,891)    26,668,514     56,957,496     53,341,717     28,269,827    17,374,147
Net assets at beginning of period              28,955,179     10,671,640     25,167,840     23,311,741     16,435,218     7,147,072
                                             ------------   ------------   ------------   ------------   ------------  ------------
Net assets at end of period                  $ 26,595,288   $ 37,340,154   $ 82,125,336   $ 76,653,458   $ 44,705,045  $ 24,521,219
                                             ============   ============   ============   ============   ============  ============

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                     66,514        814,489      1,587,747      1,419,331        822,788       827,574
    Units redeemed                               (223,833)       (25,944)       (76,351)       (57,277)       (68,461)      (33,271)
    Units transferred                             205,973        153,755        468,604        448,744        180,331       379,997
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding           48,654        942,300      1,980,000      1,810,798        934,658     1,174,300
Beginning units                                 2,737,043        285,421        828,761        462,446        419,883       400,808
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                    2,785,697      1,227,721      2,808,761      2,273,244      1,354,541     1,575,108
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.52% :
    Units sold                                          -              -              -              -              -             -
    Units redeemed                                      -              -              -              -              -             -
    Units transferred                                   -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (1):
    Units sold                                    149,293              -              -              -              -             -
    Units redeemed                                (23,643)             -              -              -              -             -
    Units transferred                              54,313              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          179,963              -              -              -              -             -
Beginning units                                   211,211              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                      391,174              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (2):
    Units sold                                          -        224,679        342,628        449,030        330,291       165,248
    Units redeemed                                      -         (1,774)       (11,664)       (45,125)       (38,880)      (21,234)
    Units transferred                                   -        (13,206)        37,993         (8,284)        43,644        92,650
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -        209,699        368,957        395,621        335,055       236,664
Beginning units                                         -         26,908         64,203        139,718        243,545        54,280
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -        236,607        433,160        535,339        578,600       290,944
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.65% :
    Units sold                                     20,261        386,380        905,364        795,793        420,374       308,893
    Units redeemed                               (179,323)       (10,064)       (37,544)       (42,547)       (30,678)      (12,246)
    Units transferred                            (294,282)        34,291        222,731        324,126         68,462       186,438
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding         (453,344)       410,607      1,090,551      1,077,372        458,158       483,085
Beginning units                                 3,053,213        371,858        753,081        585,637        374,265       358,172
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                    2,599,869        782,465      1,843,632      1,663,009        832,423       841,257
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (3):
    Units sold                                     73,394              -              -              -              -             -
    Units redeemed                                 (8,855)             -              -              -              -             -
    Units transferred                            (106,331)             -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          (41,792)             -              -              -              -             -
Beginning units                                   312,069              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                      270,277              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (4):
    Units sold                                          -          6,109         66,434         37,292         38,315        64,216
    Units redeemed                                      -         (2,172)        (3,983)        (3,081)        (2,300)       (8,653)
    Units transferred                                   -         (1,335)         6,178         18,788         (9,560)        8,794
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -          2,602         68,629         52,999         26,455        64,357
Beginning units                                         -         15,088         49,103        110,509         49,794        46,611
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -         17,690        117,732        163,508         76,249       110,968
                                             ============   ============   ============   ============   ============  ============
Contracts With Total Expenses of 1.80% :
    Units sold                                          -         90,319        163,580        195,546        114,852        86,629
    Units redeemed                                      -           (280)        (6,353)       (11,934)       (26,126)         (113)
    Units transferred                                   -         14,379        (14,124)         7,956         25,364        (7,826)
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -        104,418        143,103        191,568        114,090        78,690
Beginning units                                         -              0              0              0              0             0
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -        104,418        143,103        191,568        114,090        78,690
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (5):
    Units sold                                     19,530              -              -              -              -             -
    Units redeemed                                 (4,001)             -              -              -              -             -
    Units transferred                             (22,655)             -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding           (7,126)             -              -              -              -             -
Beginning units                                   127,591              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                      120,465              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (6):
    Units sold                                          -         12,072         10,901         82,757         19,695        19,614
    Units redeemed                                      -            (13)          (203)       (81,401)       (22,776)       (4,115)
    Units transferred                                   -          1,636         (5,585)       (28,716)         7,646           237
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -         13,695          5,113        (27,360)         4,565        15,736
Beginning units                                         -         21,268         21,756        335,914         71,795        26,070
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -         34,963         26,869        308,554         76,360        41,806
                                             ============   ============   ============   ============   ============  ============

----------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                              Large Cap      Large Cap       Mid Cap         Mid Cap                  International
                                              Composite        Value          Growth          Value      Small Cap        Equity
                                              Portfolio      Portfolio       Portfolio      Portfolio     Portfolio     Portfolio
                                              (Class 3)      (Class 3)       (Class 3)      (Class 3)     (Class 3)     (Class 3)
                                             ------------   ------------   ------------   ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $    (83,196)  $   (159,262)  $   (254,549)  $   (242,517) $   (240,954) $     (52,521)
    Net realized gains (losses) from
       securities transactions                     34,949         94,490         43,583        616,504         5,473         85,845
    Change in net unrealized appreciation
       (depreciation) of investments              215,145      1,052,924         48,451      1,583,662       (94,075)     1,246,051
                                             ------------   ------------   ------------   ------------  ------------  -------------
    Increase (decrease) in net assets from
       operations                                 166,898        988,152       (162,515)     1,957,649      (329,556)     1,279,375
                                             ------------   ------------   ------------   ------------  ------------  -------------

From capital transactions
       Net proceeds from units sold             3,606,876     14,711,879     13,361,405     15,666,910    13,278,724     11,736,322
       Cost of units redeemed                    (191,235)      (681,618)      (728,343)      (886,255)     (620,314)      (800,932)
       Annuity benefit payments                         0              0              0              0             0              0
       Net transfers                            1,163,058      5,948,600      4,096,931      5,544,789     4,040,800      5,783,713
       Contract maintenance charge                   (610)        (1,412)        (1,966)        (1,829)       (2,062)        (1,488)
                                             ------------   ------------   ------------   ------------  ------------  -------------
    Increase (decrease) in net assets
       from capital transactions                4,578,089     19,977,449     16,728,027     20,323,615    16,697,148     16,717,615
                                             ------------   ------------   ------------   ------------  ------------  -------------

Increase (decrease) in net assets               4,744,987     20,965,601     16,565,512     22,281,264    16,367,592     17,996,990
Net assets at beginning of period               2,612,628      7,114,625      7,442,389      6,773,706     7,010,238      5,629,172
                                             ------------   ------------   ------------   ------------  ------------  -------------
Net assets at end of period                  $  7,357,615   $ 28,080,226   $ 24,007,901   $ 29,054,970  $ 23,377,830  $  23,626,162
                                             ============   ============   ============   ============  ============  =============

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                    221,332        691,499        531,498        463,141       740,442        870,047
    Units redeemed                                 (8,084)       (23,095)       (21,276)       (16,992)      (23,201)       (40,874)
    Units transferred                              78,921        218,947        148,738        130,097       202,872        316,431
                                             ------------   ------------   ------------   ------------  ------------  -------------
Increase (decrease) in units outstanding          292,169        887,351        658,960        576,246       920,113      1,145,604
Beginning units                                   158,128        252,748        237,496        184,956       330,267        347,046
                                             ------------   ------------   ------------   ------------  ------------  -------------
Ending units                                      450,297      1,140,099        896,456        761,202     1,250,380      1,492,650
                                             ============   ============   ============   ============  ============  =============
Contracts with total expenses of 1.52% :
    Units sold                                          -              -              -              -             -              -
    Units redeemed                                      -              -              -              -             -              -
    Units transferred                                   -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------  -------------
Increase (decrease) in units outstanding                -              -              -              -             -              -
Beginning units                                         -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------  -------------
Ending units                                            -              -              -              -             -              -
                                             ============   ============   ============   ============  ============  =============
Contracts with total expenses of 1.55% (1):
    Units sold                                          -              -              -              -             -              -
    Units redeemed                                      -              -              -              -             -              -
    Units transferred                                   -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------  -------------
Increase (decrease) in units outstanding                -              -              -              -             -              -
Beginning units                                         -              -              0              -             -              -
                                             ------------   ------------   ------------   ------------  ------------  -------------
Ending units                                            -              -              -              -             -              -
                                             ============   ============   ============   ============  ============  =============
Contracts with total expenses of 1.55% (2):
    Units sold                                     43,480        139,118        111,571         98,763       139,992        131,928
    Units redeemed                                 (1,826)       (12,410)        (8,384)       (10,067)      (13,462)       (20,518)
    Units transferred                               6,233        117,851         48,524         52,988        65,240        169,618
                                             ------------   ------------   ------------   ------------  ------------  -------------
Increase (decrease) in units outstanding           47,887        244,559        151,711        141,684       191,770        281,028
Beginning units                                    30,328         40,668         34,881         34,190        40,655         48,382
                                             ------------   ------------   ------------   ------------  ------------  -------------
Ending units                                       78,215        285,227        186,592        175,874       232,425        329,410
                                             ============   ============   ============   ============  ============  =============
Contracts with total expenses of 1.65% :
    Units sold                                    110,674        250,210        212,454        193,864       259,938        275,400
    Units redeemed                                 (2,084)       (10,777)       (13,414)       (12,410)      (11,193)       (24,574)
    Units transferred                              35,226        141,370         98,065        106,724       115,066        181,735
                                             ------------   ------------   ------------   ------------  ------------  -------------
Increase (decrease) in units outstanding          143,816        380,803        297,105        288,178       363,811        432,561
Beginning units                                    77,875        259,273        225,936        146,795       253,156        271,956
                                             ------------   ------------   ------------   ------------  ------------  -------------
Ending units                                      221,691        640,076        523,041        434,973       616,967        704,517
                                             ============   ============   ============   ============  ============  =============
Contracts with total expenses of 1.70% (3):
    Units sold                                          -              -              -              -             -              -
    Units redeemed                                      -              -              -              -             -              -
    Units transferred                                   -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------  -------------
Increase (decrease) in units outstanding                -              -              -              -             -              -
Beginning units                                         -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------  -------------
Ending units                                            -              -              -              -             -              -
                                             ============   ============   ============   ============  ============  =============
Contracts with total expenses of 1.70% (4):
    Units sold                                      3,527         45,669         34,679         29,054        44,622         11,271
    Units redeemed                                 (7,159)        (6,383)        (4,996)        (4,784)       (7,213)        (6,010)
    Units transferred                              (1,452)        (3,632)          (490)         4,702         7,530         18,889
                                             ------------   ------------   ------------   ------------  ------------  -------------
Increase (decrease) in units outstanding           (5,084)        35,654         29,193         28,972        44,939         24,150
Beginning units                                    22,160         40,261         32,953         22,044        37,989         41,858
                                             ------------   ------------   ------------   ------------  ------------  -------------
Ending units                                       17,076         75,915         62,146         51,016        82,928         66,008
                                             ============   ============   ============   ============  ============  =============
Contracts With Total Expenses of 1.80% :
    Units sold                                      8,287         72,477         51,535         48,794        76,033        138,012
    Units redeemed                                     (6)          (130)          (143)           (60)         (190)          (392)
    Units transferred                               8,650          5,241         (7,521)            20        (9,801)       (13,556)
                                             ------------   ------------   ------------   ------------  ------------  -------------
Increase (decrease) in units outstanding           16,931         77,588         43,871         48,754        66,042        124,064
Beginning units                                         0              0              0              0             0              0
                                             ------------   ------------   ------------   ------------  ------------  -------------
Ending units                                       16,931         77,588         43,871         48,754        66,042        124,064
                                             ============   ============   ============   ============  ============  =============
Contracts with total expenses of 1.95% (5):
    Units sold                                          -              -              -              -             -              -
    Units redeemed                                      -              -              -              -             -              -
    Units transferred                                   -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------  -------------
Increase (decrease) in units outstanding                -              -              -              -             -              -
Beginning units                                         -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------  -------------
Ending units                                            -              -              -              -             -              -
                                             ============   ============   ============   ============  ============  =============
Contracts with total expenses of 1.95% (6):
    Units sold                                     14,994         20,681          5,509          9,666         5,929         13,792
    Units redeemed                                 (1,826)        (3,090)        (2,941)        (2,465)       (3,237)        (2,337)
    Units transferred                                 316          6,076         (1,426)         3,127         1,506         21,561
                                             ------------   ------------   ------------   ------------  ------------  -------------
Increase (decrease) in units outstanding           13,484         23,667          1,142         10,328         4,198         33,016
Beginning units                                     8,963         23,298         12,457         10,198        15,575         13,618
                                             ------------   ------------   ------------   ------------  ------------  -------------
Ending units                                       22,447         46,965         13,599         20,526        19,773         46,634
                                             ============   ============   ============   ============  ============  =============

------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                              Diversified       Cash          Focus       Focus Growth      Focus         Focus
                                             Fixed Income    Management       Growth       and Income       Value        TechNet
                                              Portfolio      Portfolio       Portfolio      Portfolio     Portfolio     Portfolio
                                               (Class 3)      (Class 3)      (Class 3)      (Class 3)     (Class 3)     (Class 3)
                                             ------------   ------------   ------------   ------------  ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $    342,143   $   (164,891)  $   (242,849)  $   (256,348) $   (119,620)  $   (127,630)
    Net realized gains (losses) from
       securities transactions                    (46,913)        38,478        (76,073)        30,991       929,604          1,386
    Change in net unrealized appreciation
       (depreciation) of investments              146,428         61,747       (238,688)       394,867       438,250       (343,325)
                                             ------------   ------------   ------------   ------------  ------------   ------------
    Increase (decrease) in net assets from
       operations                                 441,658        (64,666)      (557,610)       169,510     1,248,234       (469,569)
                                             ------------   ------------   ------------   ------------  ------------   ------------

From capital transactions
       Net proceeds from units sold            13,763,318     15,682,696     12,464,075     10,752,035    10,686,979      5,699,655
       Cost of units redeemed                  (2,157,654)    (1,478,312)      (620,906)      (860,157)     (619,613)      (227,726)
       Annuity benefit payments                         0              0              0              0             0              0
       Net transfers                            9,898,544     (8,485,722)     1,408,480      2,810,296     3,780,109      1,682,204
       Contract maintenance charge                   (943)          (407)        (4,005)        (2,688)       (1,787)        (2,898)
                                             ------------   ------------   ------------   ------------  ------------   ------------
    Increase (decrease) in net assets from
       capital transactions                    21,503,265      5,718,255     13,247,644     12,699,486    13,845,688      7,151,235
                                             ------------   ------------   ------------   ------------  ------------   ------------

Increase (decrease) in net assets              21,944,923      5,653,589     12,690,034     12,868,996    15,093,922      6,681,666
Net assets at beginning of period               9,739,997      6,541,352      8,510,091      9,056,300     5,497,137      4,580,878
                                             ------------   ------------   ------------   ------------  ------------   ------------
Net assets at end of period                  $ 31,684,920   $ 12,194,941   $ 21,200,125   $ 21,925,296  $ 20,591,059   $ 11,262,544
                                             ============   ============   ============   ============  ============   ============

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                    464,643        930,487      1,137,932        636,976       429,561        807,251
    Units redeemed                                (45,819)       (31,318)       (37,766)       (25,043)      (15,810)       (19,524)
    Units transferred                             444,991       (669,819)        75,275        204,965       147,784        304,211
                                             ------------   ------------   ------------   ------------  ------------   ------------
Increase (decrease) in units outstanding          863,815        229,350      1,175,441        816,898       561,535      1,091,938
Beginning units                                   323,059        338,224        638,434        391,752       213,874        621,962
                                             ------------   ------------   ------------   ------------  ------------   ------------
Ending units                                    1,186,874        567,574      1,813,875      1,208,650       775,409      1,713,900
                                             ============   ============   ============   ============  ============   ============
Contracts with total expenses of 1.52% :
    Units sold                                          -              -              -              -             -              -
    Units redeemed                                      -              -              -              -             -              -
    Units transferred                                   -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------   ------------
Increase (decrease) in units outstanding                -              -              -              -             -              -
Beginning units                                         -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------   ------------
Ending units                                            -              -              -              -             -              -
                                             ============   ============   ============   ============  ============   ============
Contracts with total expenses of 1.55% (1):
    Units sold                                          -              -              -              -             -              -
    Units redeemed                                      -              -              -              -             -              -
    Units transferred                                   -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------   ------------
Increase (decrease) in units outstanding                -              -              -              -             -              -
Beginning units                                         -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------   ------------
Ending units                                            -              -              -              -             -              -
                                             ============   ============   ============   ============  ============   ============
Contracts with total expenses of 1.55% (2):
    Units sold                                    145,755        199,184        127,437        140,259       112,182        127,782
    Units redeemed                                (96,249)       (50,179)       (11,543)        (5,439)       (6,337)       (11,501)
    Units transferred                              59,088       (162,433)        28,718         41,319        59,834         37,437
                                             ------------   ------------   ------------   ------------  ------------   ------------
Increase (decrease) in units outstanding          108,594        (13,428)       144,612        176,139       165,679        153,718
Beginning units                                   254,913        152,762         67,762         82,642        47,852         65,021
                                             ------------   ------------   ------------   ------------  ------------   ------------
Ending units                                      363,507        139,334        212,374        258,781       213,531        218,739
                                             ============   ============   ============   ============  ============   ============
Contracts with total expenses of 1.65% :
    Units sold                                    146,349        270,135        450,738        335,758       227,505        283,695
    Units redeemed                                 (6,621)       (14,999)       (37,309)       (20,635)      (18,512)       (14,426)
    Units transferred                             138,455         52,126         85,444         40,896        55,281         28,834
                                             ------------   ------------   ------------   ------------  ------------   ------------
Increase (decrease) in units outstanding          278,183        307,262        498,873        356,019       264,274        298,103
Beginning units                                   188,746         88,229        447,673        405,658       170,927        293,811
                                             ------------   ------------   ------------   ------------  ------------   ------------
Ending units                                      466,929        395,491        946,546        761,677       435,201        591,914
                                             ============   ============   ============   ============  ============   ============
Contracts with total expenses of 1.70% (3):
    Units sold                                          -              -              -              -             -              -
    Units redeemed                                      -              -              -              -             -              -
    Units transferred                                   -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------   ------------
Increase (decrease) in units outstanding                -              -              -              -             -              -
Beginning units                                         -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------   ------------
Ending units                                            -              -              -              -             -              -
                                             ============   ============   ============   ============  ============   ============
Contracts with total expenses of 1.70% (4):
    Units sold                                    345,816         10,119         12,576          8,854        13,070          1,726
    Units redeemed                                (10,550)       (39,327)          (765)        (7,074)         (920)        (2,522)
    Units transferred                              99,572         16,099          2,637         (1,752)        6,256          3,737
                                             ------------   ------------   ------------   ------------  ------------   ------------
Increase (decrease) in units outstanding          434,838        (13,109)        14,448             28        18,406          2,941
Beginning units                                    21,821         28,054         19,641         99,425         8,971         47,523
                                             ------------   ------------   ------------   ------------  ------------   ------------
Ending units                                      456,659         14,945         34,089         99,453        27,377         50,464
                                             ============   ============   ============   ============  ============   ============
Contracts With Total Expenses of 1.80% :
    Units sold                                     28,250         53,491         95,873         89,074        37,210         70,144
    Units redeemed                                (18,643)           (43)          (633)       (22,712)       (4,382)          (282)
    Units transferred                              60,493        (26,990)         3,407         16,900        26,037         (1,268)
                                             ------------   ------------   ------------   ------------  ------------   ------------
Increase (decrease) in units outstanding           70,100         26,458         98,647         83,262        58,865         68,594
Beginning units                                         0              0              0              0             0              0
                                             ------------   ------------   ------------   ------------  ------------   ------------
Ending units                                       70,100         26,458         98,647         83,262        58,865         68,594
                                             ============   ============   ============   ============  ============   ============
Contracts with total expenses of 1.95% (5):
    Units sold                                          -              -              -              -             -              -
    Units redeemed                                      -              -              -              -             -              -
    Units transferred                                   -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------   ------------
Increase (decrease) in units outstanding                -              -              -              -             -              -
Beginning units                                         -              -              -              -             -              -
                                             ------------   ------------   ------------   ------------  ------------   ------------
Ending units                                            -              -              -              -             -              -
                                             ============   ============   ============   ============  ============   ============
Contracts with total expenses of 1.95% (6):
    Units sold                                     44,965         22,665          5,077          5,925        10,920          2,957
    Units redeemed                                 (7,863)        (4,249)        (1,478)       (15,218)         (155)        (2,609)
    Units transferred                              34,509        (12,467)         1,396         11,954        (2,665)         2,815
                                             ------------   ------------   ------------   ------------  ------------   ------------
Increase (decrease) in units outstanding           71,611          5,949          4,995          2,661         8,100          3,163
Beginning units                                    57,105         10,798         24,012         44,389         8,150          9,849
                                             ------------   ------------   ------------   ------------  ------------   ------------
Ending units                                      128,716         16,747         29,007         47,050        16,250         13,012
                                             ============   ============   ============   ============  ============   ============

--------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                                             Allocation
                                              Allocation      Moderate      Allocation     Allocation      Strategic
                                               Moderate        Growth         Growth        Balanced     Fixed Income
                                              Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 3)(7)   (Class 3)(7)   (Class 3)(7)   (Class 3)(7)   (Class 3)(7)
                                             ------------   ------------   ------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $    (10,863)  $     (9,227)  $     (9,966)  $    (12,685)  $      (3,310)
    Net realized gains (losses) from
       securities transactions                     (3,209)        (1,471)       (22,931)        (2,965)           (238)
    Change in net unrealized appreciation
       (depreciation) of investments             (110,620)      (135,085)      (216,950)       (73,602)        (23,797)
                                             ------------   ------------   ------------   ------------   -------------
    Increase (decrease) in net assets from
       operations                                (124,692)      (145,783)      (249,847)       (89,252)        (27,345)
                                             ------------   ------------   ------------   ------------   -------------

From capital transactions
       Net proceeds from units sold             8,388,332      5,677,175      6,181,673      3,918,543         812,149
       Cost of units redeemed                      (8,238)       (12,324)          (202)        (5,295)         (9,923)
       Annuity benefit payments                         0              0              0              0               0
       Net transfers                              526,296      1,739,759      1,662,388      4,155,270       1,845,195
       Contract maintenance charge                    (14)           (56)            (7)             0             (18)
                                             ------------   ------------   ------------   ------------   -------------
    Increase (decrease) in net assets from
       capital transactions                     8,906,376      7,404,554      7,843,852      8,068,518       2,647,403
                                             ------------   ------------   ------------   ------------   -------------

Increase (decrease) in net assets               8,781,684      7,258,771      7,594,005      7,979,266       2,620,058
Net assets at beginning of period                       0              0              0              0               0
                                             ------------   ------------   ------------   ------------   -------------
Net assets at end of period                  $  8,781,684   $  7,258,771   $  7,594,005   $  7,979,266   $   2,620,058
                                             ============   ============   ============   ============   =============

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
    Units sold                                    268,182        252,300        214,441         33,755          12,507
    Units redeemed                                      0              0             (7)          (544)           (141)
    Units transferred                              11,983         47,210         30,781        386,848          34,639
                                             ------------   ------------   ------------   ------------   -------------
Increase (decrease) in units outstanding          280,165        299,510        245,215        420,059          47,005
Beginning units                                         0              0              0              0               0
                                             ------------   ------------   ------------   ------------   -------------
Ending units                                      280,165        299,510        245,215        420,059          47,005
                                             ============   ============   ============   ============   =============
Contracts with total expenses of 1.52% :
    Units sold                                          -              -              -              -               -
    Units redeemed                                      -              -              -              -               -
    Units transferred                                   -              -              -              -               -
                                             ------------   ------------   ------------   ------------   -------------
Increase (decrease) in units outstanding                -              -              -              -               -
Beginning units                                         -              -              -              -               -
                                             ------------   ------------   ------------   ------------   -------------
Ending units                                            -              -              -              -               -
                                             ============   ============   ============   ============   =============
Contracts with total expenses of 1.55% (1):
    Units sold                                     92,194        103,014        100,582        119,488           2,509
    Units redeemed                                     (5)            (7)             0              0             (54)
    Units transferred                              20,095         23,655         48,762              0          17,726
                                             ------------   ------------   ------------   ------------   -------------
Increase (decrease) in units outstanding          112,284        126,662        149,344        119,488          20,181
Beginning units                                         0              0              0              0               0
                                             ------------   ------------   ------------   ------------   -------------
Ending units                                      112,284        126,662        149,344        119,488          20,181
                                             ============   ============   ============   ============   =============
Contracts with total expenses of 1.55% (2):
    Units sold                                    149,474        123,651        136,185        147,909          33,041
    Units redeemed                                    (31)             0              0              0             (82)
    Units transferred                             (28,004)        25,098         57,896            491          17,815
                                             ------------   ------------   ------------   ------------   -------------
Increase (decrease) in units outstanding          121,439        148,749        194,081        148,400          50,774
Beginning units                                         0              0              0              0               0
                                             ------------   ------------   ------------   ------------   -------------
Ending units                                      121,439        148,749        194,081        148,400          50,774
                                             ============   ============   ============   ============   =============
Contracts with total expenses of 1.65% :
    Units sold                                    111,289         13,734         13,101            597               0
    Units redeemed                                      0             (4)           (13)             0              (2)
    Units transferred                              26,514          5,346         24,035             24          70,285
                                             ------------   ------------   ------------   ------------   -------------
Increase (decrease) in units outstanding          137,803         19,076         37,123            621          70,283
Beginning units                                         0              0              0              0               0
                                             ------------   ------------   ------------   ------------   -------------
Ending units                                      137,803         19,076         37,123            621          70,283
                                             ============   ============   ============   ============   =============
Contracts with total expenses of 1.70% (3):
    Units sold                                    193,185         35,863        115,646         28,843             246
    Units redeemed                                    (28)           (47)            (1)             0            (119)
    Units transferred                               1,015         44,294          1,093          9,059           2,379
                                             ------------   ------------   ------------   ------------   -------------
Increase (decrease) in units outstanding          194,172         80,110        116,738         37,902           2,506
Beginning units                                         0              0              0              0               0
                                             ------------   ------------   ------------   ------------   -------------
Ending units                                      194,172         80,110        116,738         37,902           2,506
                                             ============   ============   ============   ============   =============
Contracts with total expenses of 1.70% (4):
    Units sold                                     18,213         23,657              0            506          31,630
    Units redeemed                                      0            (38)             0              0             (39)
    Units transferred                                  59             90             25             24             274
                                             ------------   ------------   ------------   ------------   -------------
Increase (decrease) in units outstanding           18,272         23,709             25            530          31,865
Beginning units                                         0              0              0              0               0
                                             ------------   ------------   ------------   ------------   -------------
Ending units                                       18,272         23,709             25            530          31,865
                                             ============   ============   ============   ============   =============
Contracts With Total Expenses of 1.80% :
    Units sold                                     21,760         26,187         16,224          5,585              25
    Units redeemed                                      0              0              0              0               0
    Units transferred                               8,167          5,116          3,504          2,162          12,636
                                             ------------   ------------   ------------   ------------   -------------
Increase (decrease) in units outstanding           29,927         31,303         19,728          7,747          12,661
Beginning units                                         0              0              0              0               0
                                             ------------   ------------   ------------   ------------   -------------
Ending units                                       29,927         31,303         19,728          7,747          12,661
                                             ============   ============   ============   ============   =============
Contracts with total expenses of 1.95% (5):
    Units sold                                         25            806         27,765             25             295
    Units redeemed                                      0              0              0              0               0
    Units transferred                               2,924          7,695          3,272         20,179          19,968
                                             ------------   ------------   ------------   ------------   -------------
Increase (decrease) in units outstanding            2,949          8,501         31,037         20,204          20,263
Beginning units                                         0              0              0              0               0
                                             ------------   ------------   ------------   ------------   -------------
Ending units                                        2,949          8,501         31,037         20,204          20,263
                                             ============   ============   ============   ============   =============
Contracts with total expenses of 1.95% (6):
    Units sold                                          0              0              0         63,712           2,713
    Units redeemed                                   (776)        (1,162)             0              0            (589)
    Units transferred                              10,231         16,934             21             21          13,423
                                             ------------   ------------   ------------   ------------   -------------
Increase (decrease) in units outstanding            9,455         15,772             21         63,733          15,547
Beginning units                                         0              0              0              0               0
                                             ------------   ------------   ------------   ------------   -------------
Ending units                                        9,455         15,772             21         63,733          15,547
                                             ============   ============   ============   ============   =============

---------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

(7) For the period from February 14, 2005 (inception) to April 30, 2005.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005

                                                              Moderate       Balanced     Conservative    Large Cap      Large Cap
                                                Growth         Growth         Growth         Growth         Growth       Composite
                                               Strategy       Strategy       Strategy       Strategy       Portfolio     Portfolio
                                               (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)     (Class 1)
                                             ------------   ------------   ------------   ------------   -------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $   (710,509)  $   (331,571)  $    116,672   $    424,488   $   (200,204)  $   (57,820)
     Net realized gains (losses) from
         securities transactions               (5,280,230)    (4,222,885)    (1,729,000)      (895,693)    (1,797,980)     (327,152)
     Change in net unrealized appreciation
         (depreciation) of investments         24,236,997     21,886,608     12,875,342      7,242,848      4,450,949     1,196,237
                                             ------------   ------------   ------------   ------------   ------------   -----------
     Increase (decrease) in net assets from
         operations                            18,246,258     17,332,152     11,263,014      6,771,643      2,452,765       811,265
                                             ------------   ------------   ------------   ------------   ------------   -----------

From capital transactions
         Net proceeds from units sold             586,872        649,166        258,199        682,831         77,880        27,741
         Cost of units redeemed               (11,004,486)   (15,386,816)    (9,816,715)    (9,399,250)    (1,347,723)     (577,872)
         Annuity benefit payments                (162,681)      (175,056)       (83,484)      (164,909)        (3,832)         (822)
         Net transfers                          1,592,342      4,149,759        (29,909)       418,309        390,048       137,353
         Contract maintenance charge              (75,091)       (61,747)       (41,915)       (27,456)        (5,893)       (1,836)
                                             ------------   ------------   ------------   ------------   ------------   -----------
     Increase (decrease) in net assets from
         capital transactions                  (9,063,044)   (10,824,694)    (9,713,824)    (8,490,475)      (889,520)     (415,436)
                                             ------------   ------------   ------------   ------------   ------------   -----------

Increase (decrease) in net assets               9,183,214      6,507,458      1,549,190     (1,718,832)     1,563,245       395,829
Net assets at beginning of period             107,107,897    118,653,181     95,672,898     74,525,952     13,238,748     4,502,484
                                             ------------   ------------   ------------   ------------   ------------   -----------
Net assets at end of period                  $116,291,111   $125,160,639   $ 97,222,088   $ 72,807,120   $ 14,801,993   $ 4,898,313
                                             ============   ============   ============   ============   ============   ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                    36,873         36,866         18,823         50,123          8,932         3,108
     Units redeemed                              (746,335)    (1,073,853)      (661,347)      (670,890)      (151,467)      (62,903)
     Units transferred                            116,094        290,714        (35,785)        19,576         49,943        16,116
                                             ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in units outstanding         (593,368)      (746,273)      (678,309)      (601,191)       (92,592)      (43,679)
Beginning units                                 8,185,269      9,029,123      7,234,961      5,578,436      1,778,572       583,952
                                             ------------   ------------   ------------   ------------   ------------   -----------
Ending units                                    7,591,901      8,282,850      6,556,652      4,977,245      1,685,980       540,273
                                             ============   ============   ============   ============   ============   ===========
Contracts with total expenses of 1.52% :
     Units sold                                     1,172          5,711             78            356          1,058             0
     Units redeemed                               (22,836)       (13,307)       (14,177)       (10,496)       (22,416)       (6,341)
     Units transferred                               (980)            43          8,110          2,919         (8,949)         (509)
                                             ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in units outstanding          (22,644)        (7,553)        (5,989)        (7,221)       (30,307)       (6,850)
Beginning units                                   203,459        180,653        168,763        123,733        176,478        20,743
                                             ------------   ------------   ------------   ------------   ------------   -----------
Ending units                                      180,815        173,100        162,774        116,512        146,171        13,893
                                             ============   ============   ============   ============   ============   ===========
Contracts with total expenses of 1.55% (1):
     Units sold                                         -              -              -              -              -             -
     Units redeemed                                     -              -              -              -              -             -
     Units transferred                                  -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============   ===========
Contracts with total expenses of 1.55% (2):
     Units sold                                         -              -              -              -              -             -
     Units redeemed                                     -              -              -              -              -             -
     Units transferred                                  -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============   ===========
Contracts with total expenses of 1.65% :
     Units sold                                         -              -              -              -              -             -
     Units redeemed                                     -              -              -              -              -             -
     Units transferred                                  -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============   ===========
Contracts with total expenses of 1.70% (3):
     Units sold                                         -              -              -              -              -             -
     Units redeemed                                     -              -              -              -              -             -
     Units transferred                                  -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============   ===========
Contracts with total expenses of 1.70% (4):
     Units sold                                         -              -              -              -              -             -
     Units redeemed                                     -              -              -              -              -             -
     Units transferred                                  -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============   ===========
Contracts with total expenses of 1.95% (5):
     Units sold                                         -              -              -              -              -             -
     Units redeemed                                     -              -              -              -              -             -
     Units transferred                                  -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============   ===========
Contracts with total expenses of 1.95% (6):
     Units sold                                         -              -              -              -              -             -
     Units redeemed                                     -              -              -              -              -             -
     Units transferred                                  -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------   -----------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============   ===========

----------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                              Large Cap        Mid Cap       Mid Cap                     International  Diversified
                                                Value          Growth         Value        Small Cap        Equity      Fixed Income
                                              Portfolio      Portfolio      Portfolio      Portfolio       Portfolio     Portfolio
                                              (Class 1)       (Class 1)      (Class 1)     (Class 1)       (Class 1)     (Class 1)
                                             ------------   ------------   ------------   ------------   -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $    (72,781)  $   (202,140)  $    (88,297)  $   (159,077)  $     (26,998) $   150,624
     Net realized gains (losses) from
         securities transactions                  (79,290)      (719,221)       505,659     (1,040,132)       (783,485)     539,670
     Change in net unrealized appreciation
         (depreciation) of investments          2,862,715      4,920,319      2,941,284      3,711,246       2,706,995     (738,132)
                                             ------------   ------------   ------------   ------------   -------------  -----------
     Increase (decrease) in net assets from
         operations                             2,710,644      3,998,958      3,358,646      2,512,037       1,896,512      (47,838)
                                             ------------   ------------   ------------   ------------   -------------  -----------

From capital transactions
         Net proceeds from units sold             101,367         23,523         20,844          9,891          31,036      120,730
         Cost of units redeemed                (1,427,268)    (1,751,643)    (1,550,624)    (1,600,055)       (818,911)  (1,992,977)
         Annuity benefit payments                  (5,561)        (2,118)       (12,880)        (4,184)         (1,222)     (23,716)
         Net transfers                            910,475      1,010,767        768,422      1,350,412         954,296   (3,186,777)
         Contract maintenance charge               (3,907)        (6,109)        (3,706)        (3,733)         (2,030)      (4,184)
                                             ------------   ------------   ------------   ------------   -------------  -----------
     Increase (decrease) in net assets from
         capital transactions                    (424,894)      (725,580)      (777,944)      (247,669)        163,169   (5,086,924)
                                             ------------   ------------   ------------   ------------   -------------  -----------

Increase (decrease) in net assets               2,285,750      3,273,378      2,580,702      2,264,368       2,059,681   (5,134,762)
Net assets at beginning of period              11,563,105     11,426,013     11,011,900      8,656,121       5,783,950   17,520,349
                                             ------------   ------------   ------------   ------------   -------------  -----------
Net assets at end of period                  $ 13,848,855   $ 14,699,391   $ 13,592,602   $ 10,920,489   $   7,843,631  $12,385,587
                                             ============   ============   ============   ============   =============  ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                     8,801          1,898          1,197            991           3,938            0
     Units redeemed                              (116,682)      (126,945)       (87,318)      (150,276)       (102,632)    (150,371)
     Units transferred                             71,742         83,207         39,421        133,213         109,593     (265,340)
                                             ------------   ------------   ------------   ------------   -------------  -----------
Increase (decrease) in units outstanding          (36,139)       (41,840)       (46,700)       (16,072)         10,899     (415,711)
Beginning units                                 1,174,422      1,039,978        797,665      1,003,102         950,386    1,415,730
                                             ------------   ------------   ------------   ------------   -------------  -----------
Ending units                                    1,138,283        998,138        750,965        987,030         961,285    1,000,019
                                             ============   ============   ============   ============   =============  ===========
Contracts with total expenses of 1.52% :
     Units sold                                         0              0              0              0               0       10,515
     Units redeemed                                (5,031)        (7,735)        (5,141)        (4,622)         (9,545)     (24,749)
     Units transferred                              2,217          1,320          1,392            628           8,167       (3,246)
                                             ------------   ------------   ------------   ------------   -------------  -----------
Increase (decrease) in units outstanding           (2,814)        (6,415)        (3,749)        (3,994)         (1,378)     (17,480)
Beginning units                                    48,995         77,977         36,957         65,526          40,366       73,584
                                             ------------   ------------   ------------   ------------   -------------  -----------
Ending units                                       46,181         71,562         33,208         61,532          38,988       56,104
                                             ============   ============   ============   ============   =============  ===========
Contracts with total expenses of 1.55% (1):
     Units sold                                         -              -              -              -               -            -
     Units redeemed                                     -              -              -              -               -            -
     Units transferred                                  -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Increase (decrease) in units outstanding                -              -              -              -               -            -
Beginning units                                         -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Ending units                                            -              -              -              -               -            -
                                             ============   ============   ============   ============   =============  ===========
Contracts with total expenses of 1.55% (2):
     Units sold                                         -              -              -              -               -            -
     Units redeemed                                     -              -              -              -               -            -
     Units transferred                                  -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Increase (decrease) in units outstanding                -              -              -              -               -            -
Beginning units                                         -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Ending units                                            -              -              -              -               -            -
                                             ============   ============   ============   ============   =============  ===========
Contracts with total expenses of 1.65% :
     Units sold                                         -              -              -              -               -            -
     Units redeemed                                     -              -              -              -               -            -
     Units transferred                                  -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Increase (decrease) in units outstanding                -              -              -              -               -            -
Beginning units                                         -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Ending units                                            -              -              -              -               -            -
                                             ============   ============   ============   ============   =============  ===========
Contracts with total expenses of 1.70% (3):
     Units sold                                         -              -              -              -               -            -
     Units redeemed                                     -              -              -              -               -            -
     Units transferred                                  -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Increase (decrease) in units outstanding                -              -              -              -               -            -
Beginning units                                         -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Ending units                                            -              -              -              -               -            -
                                             ============   ============   ============   ============   =============  ===========
Contracts with total expenses of 1.70% (4):
     Units sold                                         -              -              -              -               -            -
     Units redeemed                                     -              -              -              -               -            -
     Units transferred                                  -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Increase (decrease) in units outstanding                -              -              -              -               -            -
Beginning units                                         -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Ending units                                            -              -              -              -               -            -
                                             ============   ============   ============   ============   =============  ===========
Contracts with total expenses of 1.95% (5):
     Units sold                                         -              -              -              -               -            -
     Units redeemed                                     -              -              -              -               -            -
     Units transferred                                  -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Increase (decrease) in units outstanding                -              -              -              -               -            -
Beginning units                                         -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Ending units                                            -              -              -              -               -            -
                                             ============   ============   ============   ============   =============  ===========
Contracts with total expenses of 1.95% (6):
     Units sold                                         -              -              -              -               -            -
     Units redeemed                                     -              -              -              -               -            -
     Units transferred                                  -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Increase (decrease) in units outstanding                -              -              -              -               -            -
Beginning units                                         -              -              -              -               -            -
                                             ------------   ------------   ------------   ------------   -------------  -----------
Ending units                                            -              -              -              -               -            -
                                             ============   ============   ============   ============   =============  ===========

------------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                                 Cash          Focus                        Moderate       Balanced    Conservative
                                              Management       Growth         Growth         Growth         Growth        Growth
                                               Portfolio     Portfolio       Strategy       Strategy       Strategy      Strategy
                                               (Class 1)     (Class 1)       (Class 2)      (Class 2)      (Class 2)     (Class 2)
                                             ------------   ------------   ------------   ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $    (38,202)  $   (110,887)  $ (1,164,184)  $ (1,315,179)  $   (166,828) $    657,949
     Net realized gains (losses) from
         securities transactions                  (42,219)       (73,932)       777,514      3,718,968      2,131,655     3,935,535
     Change in net unrealized appreciation
         (depreciation) of investments             13,128      1,975,207     19,301,010     28,941,522     21,622,577     9,792,606
                                             ------------   ------------   ------------   ------------   ------------  ------------
     Increase (decrease) in net assets from
         operations                               (67,293)     1,790,388     18,914,340     31,345,311     23,587,404    14,386,090
                                             ------------   ------------   ------------   ------------   ------------  ------------

From capital transactions
         Net proceeds from units sold             752,936         60,476     23,691,299     50,363,277     41,860,800    22,895,918
         Cost of units redeemed                (1,866,288)      (835,131)    (7,374,058)   (13,824,756)   (13,329,950)  (15,258,675)
         Annuity benefit payments                    (683)        (2,694)             0              0              0             0
         Net transfers                         (1,485,035)       727,722     16,810,538     27,962,368     37,025,366    23,681,563
         Contract maintenance charge               (1,772)        (3,216)       (53,021)       (68,832)       (53,263)      (36,772)
                                             ------------   ------------   ------------   ------------   ------------  ------------
     Increase (decrease) in net assets from
         capital transactions                  (2,600,842)       (52,843)    33,074,758     64,432,057     65,502,953    31,282,034
                                             ------------   ------------   ------------   ------------   ------------  ------------

Increase (decrease) in net assets              (2,668,135)     1,737,545     51,989,098     95,777,368     89,090,357    45,668,124
Net assets at beginning of period               5,904,008      6,135,879    105,045,110    196,419,224    179,524,903   146,699,325
                                             ------------   ------------   ------------   ------------   ------------  ------------
Net assets at end of period                  $  3,235,873   $  7,873,424   $157,034,208   $292,196,592   $268,615,260  $192,367,449
                                             ============   ============   ============   ============   ============  ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
     Units sold                                    69,642          9,154        546,309      1,220,418      1,207,867       629,042
     Units redeemed                              (146,973)      (114,388)      (166,277)      (260,086)      (335,553)     (407,274)
     Units transferred                           (139,063)       117,157        464,745        825,889        846,155       554,999
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding         (216,394)        11,923        844,777      1,786,221      1,718,469       776,767
Beginning units                                   513,839      1,038,908      2,216,069      4,343,097      4,992,135     3,892,566
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                      297,445      1,050,831      3,060,846      6,129,318      6,710,604     4,669,333
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.52% :
     Units sold                                       419              0              -              -              -             -
     Units redeemed                               (28,067)        (5,423)             -              -              -             -
     Units transferred                                (64)        (5,439)             -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          (27,712)       (10,862)             -              -              -             -
Beginning units                                    33,488         61,088              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                        5,776         50,226              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (1):
     Units sold                                         -              -        261,700        569,542        293,570       144,778
     Units redeemed                                     -              -        (11,217)       (13,407)       (29,371)      (30,822)
     Units transferred                                  -              -        189,302         93,904        169,323       123,466
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -        439,785        650,039        433,522       237,422
Beginning units                                         -              -        204,828        378,604        477,296       383,364
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -        644,613      1,028,643        910,818       620,786
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (2):
     Units sold                                         -              -              -              -              -             -
     Units redeemed                                     -              -              -              -              -             -
     Units transferred                                  -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.65% :
     Units sold                                         -              -        653,524      1,400,118      1,348,264       766,139
     Units redeemed                                     -              -       (341,079)      (644,802)      (550,468)     (655,831)
     Units transferred                                  -              -        501,256      1,043,929      1,526,307       939,224
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -        813,701      1,799,245      2,324,103     1,049,532
Beginning units                                         -              -      5,721,099     10,114,386      8,138,037     6,677,871
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -      6,534,800     11,913,631     10,462,140     7,727,403
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (3):
     Units sold                                         -              -         24,337        139,335        121,708        83,144
     Units redeemed                                     -              -         (1,645)        (3,925)       (28,603)       (5,228)
     Units transferred                                  -              -            371         24,955         92,447        87,704
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -         23,063        160,365        185,552       165,620
Beginning units                                         -              -         41,281        166,501        222,032       134,998
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -         64,344        326,866        407,584       300,618
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (4):
     Units sold                                         -              -              -              -              -             -
     Units redeemed                                     -              -              -              -              -             -
     Units transferred                                  -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (5):
     Units sold                                         -              -        176,133        248,212         65,144        35,737
     Units redeemed                                     -              -           (279)       (51,944)        (8,145)       (3,771)
     Units transferred                                  -              -         16,613           (771)        46,329        28,426
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -        192,467        195,497        103,328        60,392
Beginning units                                         -              -        112,268        371,335        173,393       223,464
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -        304,735        566,832        276,721       283,856
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (6):
     Units sold                                         -              -              -              -              -             -
     Units redeemed                                     -              -              -              -              -             -
     Units transferred                                  -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============

---------------------
(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and
    Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                   (Continued)

                                               Large Cap     Large Cap     Large Cap      Mid Cap       Mid Cap
                                                 Growth      Composite       Value        Growth         Value       Small Cap
                                               Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                               (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)
                                              ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                  $   (963,866) $   (365,401) $   (642,592) $   (907,851) $   (663,222) $   (813,514)
       Net realized gains (losses)
           from securities transactions           (107,711)      193,354       285,392     1,242,250       943,679     1,052,981
       Change in net unrealized appreciation
           (depreciation) of investments        10,556,936     3,886,517    15,064,228    13,713,320    16,606,669     9,369,082
                                              ------------  ------------  ------------  ------------  ------------  ------------
       Increase (decrease) in net
           assets from operations                9,485,359     3,714,470    14,707,028    14,047,719    16,887,126     9,608,549
                                              ------------  ------------  ------------  ------------  ------------  ------------

From capital transactions
           Net proceeds from units sold         10,908,137     5,094,913    11,956,117    10,090,220     9,633,421    10,999,380
           Cost of units redeemed               (3,412,370)   (1,135,168)   (4,614,370)   (3,847,878)   (4,605,608)   (3,453,579)
           Annuity benefit payments                      0             0             0             0             0             0
           Net transfers                         9,912,223     1,572,039    11,932,315    13,865,345    11,907,780    13,410,186
           Contract maintenance charge             (12,125)       (5,662)      (13,954)      (11,965)      (14,314)      (10,705)
                                              ------------  ------------  ------------  ------------  ------------  ------------
       Increase (decrease) in net
           assets from capital transactions     17,395,865     5,526,122    19,260,108    20,095,722    16,921,279    20,945,282
                                              ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets               26,881,224     9,240,592    33,967,136    34,143,441    33,808,405    30,553,831
Net assets at beginning of period               45,250,524    18,323,498    57,267,796    35,910,398    49,036,878    30,985,906
                                              ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period                   $ 72,131,748  $ 27,564,090  $ 91,234,932  $ 70,053,839  $ 82,845,283  $ 61,539,737
                                              ============  ============  ============  ============  ============  ============

ANALYSIS OF INCREASE (DECREASE)
       IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
       Units sold                                  601,944       224,226       414,611       325,230       227,652       475,663
       Units redeemed                             (126,319)      (42,798)     (119,810)      (83,783)     (117,946)     (102,792)
       Units transferred                           447,750       143,765       384,744       324,388       200,027       397,045
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding           923,375       325,193       679,545       565,835       309,733       769,916
Beginning units                                  1,582,907       801,850     1,567,516       824,723     1,052,997       961,897
                                              ------------  ------------  ------------  ------------  ------------  ------------
Ending units                                     2,506,282     1,127,043     2,247,061     1,390,558     1,362,730     1,731,813
                                              ============  ============  ============  ============  ============  ============
Contracts with total expenses of 1.52% :
       Units sold                                        -             -             -             -             -             -
       Units redeemed                                    -             -             -             -             -             -
       Units transferred                                 -             -             -             -             -             -
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding                 -             -             -             -             -             -
Beginning units                                          -             -             -             -             -             -
                                              ------------  ------------  ------------  ------------  ------------  ------------
Ending units                                             -             -             -             -             -             -
                                              ============  ============  ============  ============  ============  ============
Contracts with total expenses of 1.55% (1):
       Units sold                                  113,155        52,743       100,343        67,493        65,727        90,345
       Units redeemed                              (10,159)       (3,992)      (10,521)       (4,534)       (3,408)       (6,263)
       Units transferred                            81,621         4,745        99,983        39,541        41,311        50,140
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding           184,617        53,496       189,805       102,500       103,630       134,222
Beginning units                                    226,901        73,579       234,655       144,167       102,439       150,877
                                              ------------  ------------  ------------  ------------  ------------  ------------
Ending units                                       411,518       127,075       424,460       246,667       206,069       285,099
                                              ============  ============  ============  ============  ============  ============
Contracts with total expenses of 1.55% (2):
       Units sold                                        -             -             -             -             -             -
       Units redeemed                                    -             -             -             -             -             -
       Units transferred                                 -             -             -             -             -             -
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding                 -             -             -             -             -             -
Beginning units                                          -             -             -             -             -             -
                                              ------------  ------------  ------------  ------------  ------------  ------------
Ending units                                             -             -             -             -             -             -
                                              ============  ============  ============  ============  ============  ============
Contracts with total expenses of 1.65% :
       Units sold                                  630,238       287,941       509,984       340,497       277,790       446,708
       Units redeemed                             (297,531)      (82,853)     (279,772)     (200,619)     (160,629)     (222,489)
       Units transferred                           706,489        44,337       589,561       692,960       489,909       832,960
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding         1,039,196       249,425       819,773       832,838       607,070     1,057,179
Beginning units                                  4,759,504     1,562,051     4,191,773     2,464,580     2,521,558     2,645,470
                                              ------------  ------------  ------------  ------------  ------------  ------------
Ending units                                     5,798,700     1,811,476     5,011,546     3,297,418     3,128,628     3,702,649
                                              ============  ============  ============  ============  ============  ============
Contracts with total expenses of 1.70% (3):
       Units sold                                   56,095        17,739        31,609        35,607        21,263        51,110
       Units redeemed                               (5,948)         (827)       (5,375)       (5,159)       (3,577)       (3,636)
       Units transferred                            37,455         6,176        26,811        19,965        22,370        34,737
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding            87,602        23,088        53,045        50,413        40,056        82,211
Beginning units                                     52,218        16,100        55,661        51,807        30,301        43,960
                                              ------------  ------------  ------------  ------------  ------------  ------------
Ending units                                       139,820        39,188       108,706       102,220        70,357       126,171
                                              ============  ============  ============  ============  ============  ============
Contracts with total expenses of 1.70% (4):
       Units sold                                        -             -             -             -             -             -
       Units redeemed                                    -             -             -             -             -             -
       Units transferred                                 -             -             -             -             -             -
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding                 -             -             -             -             -             -
Beginning units                                          -             -             -             -             -             -
                                              ------------  ------------  ------------  ------------  ------------  ------------
Ending units                                             -             -             -             -             -             -
                                              ============  ============  ============  ============  ============  ============
Contracts with total expenses of 1.95% (5):
       Units sold                                   31,608        23,406        36,865        24,294        28,251        36,972
       Units redeemed                                 (469)         (859)       (1,753)         (809)         (825)       (1,187)
       Units transferred                            13,037        (2,218)        8,261        28,537         7,702        32,715
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding            44,176        20,329        43,373        52,022        35,128        68,500
Beginning units                                     57,652        18,823        56,584        35,880        46,297        43,578
                                              ------------  ------------  ------------  ------------  ------------  ------------
Ending units                                       101,828        39,152        99,957        87,902        81,425       112,078
                                              ============  ============  ============  ============  ============  ============
Contracts with total expenses of 1.95% (6):
       Units sold                                        -             -             -             -             -             -
       Units redeemed                                    -             -             -             -             -             -
       Units transferred                                 -             -             -             -             -             -
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding                 -             -             -             -             -             -
Beginning units                                          -             -             -             -             -             -
                                              ------------  ------------  ------------  ------------  ------------  ------------
Ending units                                             -             -             -             -             -             -
                                              ============  ============  ============  ============  ============  ============

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)

                                             International  Diversified        Cash          Focus       Focus Growth     Focus
                                                Equity      Fixed Income    Management      Growth        and Income      Value
                                              Portfolio      Portfolio      Portfolio      Portfolio      Portfolio     Portfolio
                                              (Class 2)      (Class 2)      (Class 2)      (Class 2)      (Class 2)     (Class 2)
                                             ------------   ------------   ------------   ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $   (276,350)  $    870,502   $   (452,841)  $   (914,898)  $   (611,360) $   (589,556)
       Net realized gains (losses) from
          securities transactions               1,595,963      1,890,516       (177,761)       897,765        840,786     1,055,512
       Change in net unrealized
           appreciation (depreciation)
           of investments                       9,146,609     (3,940,356)       (40,305)    11,932,963      5,637,893     7,454,787
                                             ------------   ------------   ------------   ------------   ------------  ------------
       Increase (decrease) in net assets
           from operations                     10,466,222     (1,179,338)      (670,907)    11,915,830      5,867,319     7,920,743
                                             ------------   ------------   ------------   ------------   ------------  ------------

From capital transactions
           Net proceeds from units sold        11,033,544     21,498,206     24,299,858     14,126,417     10,505,364    11,780,057
           Cost of units redeemed              (4,530,367)   (12,113,171)   (19,105,720)    (4,484,265)    (2,222,238)   (2,494,323)
           Annuity benefit payments                     0              0              0              0              0             0
           Net transfers                       12,177,012    (20,733,335)    (5,419,244)     8,223,869     13,287,380     9,488,098
           Contract maintenance charge             (7,015)       (22,833)        (8,077)       (18,076)        (7,664)       (8,673)
                                             ------------   ------------   ------------   ------------   ------------  ------------
       Increase (decrease) in net assets
           from capital transactions           18,673,174    (11,371,133)      (233,183)    17,847,945     21,562,842    18,765,159
                                             ------------   ------------   ------------   ------------   ------------  ------------

Increase (decrease) in net assets              29,139,396    (12,550,471)      (904,090)    29,763,775     27,430,161    26,685,902
Net assets at beginning of period              30,120,703    142,395,670     50,041,649     36,675,271     22,237,737    21,014,443
                                             ------------   ------------   ------------   ------------   ------------  ------------
Net assets at end of period                  $ 59,260,099   $129,845,199   $ 49,137,559   $ 66,439,046   $ 49,667,898  $ 47,700,345
                                             ============   ============   ============   ============   ============  ============

ANALYSIS OF INCREASE (DECREASE)
       IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
       Units sold                                 796,531        978,244        889,973      1,056,278        552,983       527,420
       Units redeemed                            (448,997)      (459,016)    (1,388,897)      (252,088)      (109,565)     (118,030)
       Units transferred                           50,642       (294,235)       633,182        325,179        396,730       332,313
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          398,176        224,993        134,258      1,129,369        840,148       741,703
Beginning units                                 2,151,847      3,456,342      1,941,412      2,221,909        952,184       891,278
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                    2,550,023      3,681,335      2,075,670      3,351,278      1,792,332     1,632,981
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.52% :
       Units sold                                       -              -              -              -              -             -
       Units redeemed                                   -              -              -              -              -             -
       Units transferred                                -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (1):
       Units sold                                 106,305        151,374        263,082        121,223        121,645        47,159
       Units redeemed                              (9,039)       (24,327)       (14,564)        (7,215)        (3,880)       (2,610)
       Units transferred                          199,436        106,068       (319,844)        59,859         56,293        30,783
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          296,702        233,115        (71,326)       173,867        174,058        75,332
Beginning units                                   271,634        380,308        285,550        220,869        113,993       103,476
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                      568,336        613,423        214,224        394,736        288,051       178,808
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.55% (2):
       Units sold                                       -              -              -              -              -             -
       Units redeemed                                   -              -              -              -              -             -
       Units transferred                                -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.65% :
       Units sold                                 539,153        630,369        878,231        824,402        508,952       365,010
       Units redeemed                            (200,313)      (538,434)      (346,006)      (381,033)      (147,198)      (83,648)
       Units transferred                        1,250,783     (1,647,231)      (647,837)       803,004      1,102,170       437,370
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding        1,589,623     (1,555,296)      (115,612)     1,246,373      1,463,924       718,732
Beginning units                                 2,699,673      8,116,122      2,311,296      4,048,644      1,934,738     1,148,040
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                    4,289,296      6,560,826      2,195,684      5,295,017      3,398,662     1,866,772
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (3):
       Units sold                                  38,973         34,303         33,391         79,738         27,533        46,785
       Units redeemed                              (1,246)        (6,535)        (5,179)        (4,264)        (2,542)       (1,948)
       Units transferred                           38,353         49,381        (36,317)        40,899         34,923        26,285
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding           76,080         77,149         (8,105)       116,373         59,914        71,122
Beginning units                                    34,369         78,013         75,133         69,448         44,677        42,177
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                      110,449        155,162         67,028        185,821        104,591       113,299
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.70% (4):
       Units sold                                       -              -              -              -              -             -
       Units redeemed                                   -              -              -              -              -             -
       Units transferred                                -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (5):
       Units sold                                  49,063         42,656        212,023         44,691         31,902        31,083
       Units redeemed                                  (7)        (5,788)       (30,050)        (1,242)          (809)       (1,778)
       Units transferred                           23,796        (19,417)      (141,970)        49,282         26,032        27,591
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding           72,852         17,451         40,003         92,731         57,125        56,896
Beginning units                                    22,345        174,520         55,443         41,931         27,407        50,214
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                       95,197        191,971         95,446        134,662         84,532       107,110
                                             ============   ============   ============   ============   ============  ============
Contracts with total expenses of 1.95% (6):
       Units sold                                       -              -              -              -              -             -
       Units redeemed                                   -              -              -              -              -             -
       Units transferred                                -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding                -              -              -              -              -             -
Beginning units                                         -              -              -              -              -             -
                                             ------------   ------------   ------------   ------------   ------------  ------------
Ending units                                            -              -              -              -              -             -
                                             ============   ============   ============   ============   ============  ============

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                   (Continued)

                                                Focus                      Moderate        Balanced     Conservative    Large Cap
                                               TechNet       Growth         Growth          Growth         Growth        Growth
                                              Portfolio     Strategy       Strategy        Strategy       Strategy      Portfolio
                                              (Class 2)     (Class 3)      (Class 3)       (Class 3)      (Class 3)     (Class 3)
                                             ------------  ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                 $   (332,246) $    (23,003)  $    (53,060)  $    (34,680)  $     (9,725)  $    (20,765)
       Net realized gains (losses) from
           securities transactions              2,156,002        34,502         60,810        272,651        184,103          6,908
       Change in net unrealized appreciation
           (depreciation) of investments        4,792,261      (254,562)      (565,325)      (346,069)      (321,276)       (53,267)
                                             ------------  ------------   ------------   ------------   ------------   ------------
       Increase (decrease) in net assets
           from operations                      6,616,017      (243,063)      (557,575)      (108,098)      (146,898)       (67,124)
                                             ------------  ------------   ------------   ------------   ------------   ------------

From capital transactions
           Net proceeds from units sold         6,733,421    10,061,691     23,606,507     22,638,650     15,660,603      5,874,709
           Cost of units redeemed              (1,529,481)      (31,826)       (57,845)      (324,233)      (375,324)       (21,174)
           Annuity benefit payments                     0             0              0              0              0              0
           Net transfers                        6,447,066       848,501      1,953,203        689,668      1,264,025      1,311,449
           Contract maintenance charge             (5,833)            0              0              0              0              0
                                             ------------  ------------   ------------   ------------   ------------   ------------
       Increase (decrease) in net assets
            from capital transactions          11,645,173    10,878,366     25,501,865     23,004,085     16,549,304      7,164,984
                                             ------------  ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets              18,261,190    10,635,303     24,944,290     22,895,987     16,402,406      7,097,860
Net assets at beginning of period              10,693,989        36,337        223,550        415,754         32,812         49,212
                                             ------------  ------------   ------------   ------------   ------------   ------------
Net assets at end of period                  $ 28,955,179  $ 10,671,640   $ 25,167,840   $ 23,311,741   $ 16,435,218   $  7,147,072
                                             ============  ============   ============   ============   ============   ============

ANALYSIS OF INCREASE (DECREASE)
       IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
       Units sold                               1,007,247       243,454        796,386        477,878        389,628        312,445
       Units redeemed                            (170,442)       (1,100)        (2,097)        (7,533)          (573)          (544)
       Units transferred                          287,258        43,067         34,472         (7,899)        30,828         88,907
                                             ------------  ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding        1,124,063       285,421        828,761        462,446        419,883        400,808
Beginning units                                 1,612,980             0              0              0              0              0
                                             ------------  ------------   ------------   ------------   ------------   ------------
Ending units                                    2,737,043       285,421        828,761        462,446        419,883        400,808
                                             ============  ============   ============   ============   ============   ============
Contracts with total expenses of 1.52% :
       Units sold                                       -             -              -              -              -              -
       Units redeemed                                   -             -              -              -              -              -
       Units transferred                                -             -              -              -              -              -
                                             ------------  ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding                -             -              -              -              -              -
Beginning units                                         -             -              -              -              -              -
                                             ------------  ------------   ------------   ------------   ------------   ------------
Ending units                                            -             -              -              -              -              -
                                             ============  ============   ============   ============   ============   ============
Contracts with total expenses of 1.55% (1):
       Units sold                                  47,030             -              -              -              -              -
       Units redeemed                              (1,258)            -              -              -              -              -
       Units transferred                           31,970             -              -              -              -              -
                                             ------------  ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding           77,742             -              -              -              -              -
Beginning units                                   133,469             -              -              -              -              -
                                             ------------  ------------   ------------   ------------   ------------   ------------
Ending units                                      211,211             -              -              -              -              -
                                             ============  ============   ============   ============   ============   ============
Contracts with total expenses of 1.55% (2):
       Units sold                                       -        23,435         48,393        121,466        215,794         29,469
       Units redeemed                                   -          (392)        (1,637)        (7,657)       (19,967)           (96)
       Units transferred                                -         3,575         16,573          8,670         46,024         21,269
                                             ------------  ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding                -        26,618         63,329        122,479        241,851         50,642
Beginning units                                         -           290            874         17,239          1,694          3,638
                                             ------------  ------------   ------------   ------------   ------------   ------------
Ending units                                            -        26,908         64,203        139,718        243,545         54,280
                                             ============  ============   ============   ============   ============   ============
Contracts with total expenses of 1.65% :
       Units sold                                 626,185       364,948        674,381        573,895        397,499        315,705
       Units redeemed                            (177,390)          (63)          (134)          (897)        (2,233)        (1,063)
       Units transferred                        1,008,509         6,973         78,834         12,639        (21,001)        43,530
                                             ------------  ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding        1,457,304       371,858        753,081        585,637        374,265        358,172
Beginning units                                 1,595,909             0              0              0              0              0
                                             ------------  ------------   ------------   ------------   ------------   ------------
Ending units                                    3,053,213       371,858        753,081        585,637        374,265        358,172
                                             ============  ============   ============   ============   ============   ============
Contracts with total expenses of 1.70% (3):
       Units sold                                  38,595             -              -              -              -              -
       Units redeemed                             (12,054)            -              -              -              -              -
       Units transferred                           32,894             -              -              -              -              -
                                             ------------  ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding           59,435             -              -              -              -              -
Beginning units                                   252,634             -              -              -              -              -
                                             ------------  ------------   ------------   ------------   ------------   ------------
Ending units                                      312,069             -              -              -              -              -
                                             ============  ============   ============   ============   ============   ============
Contracts with total expenses of 1.70% (4):
       Units sold                                       -        10,844         31,630         97,349         29,936         43,236
       Units redeemed                                   -          (218)             0           (246)        (2,968)          (135)
       Units transferred                                -         1,921            877          7,488         22,028          3,494
                                             ------------  ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding                -        12,547         32,507        104,591         48,996         46,595
Beginning units                                         -         2,541         16,596          5,918            798             16
                                             ------------  ------------   ------------   ------------   ------------   ------------
Ending units                                            -        15,088         49,103        110,509         49,794         46,611
                                             ============  ============   ============   ============   ============   ============
Contracts with total expenses of 1.95% (5):
       Units sold                                  13,919             -              -              -              -              -
       Units redeemed                              (1,313)            -              -              -              -              -
       Units transferred                           53,850             -              -              -              -              -
                                             ------------  ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding           66,456             -              -              -              -              -
Beginning units                                    61,135             -              -              -              -              -
                                             ------------  ------------   ------------   ------------   ------------   ------------
Ending units                                      127,591             -              -              -              -              -
                                             ============  ============   ============   ============   ============   ============
Contracts with total expenses of 1.95% (6):
       Units sold                                       -        21,606         21,745        303,509         60,616         20,800
       Units redeemed                                   -          (338)             0         (5,813)             0           (774)
       Units transferred                                -            (8)             3         28,866         11,171          2,430
                                             ------------  ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding                -        21,260         21,748        326,562         71,787         22,456
Beginning units                                         -             8              8          9,352              8          3,614
                                             ------------  ------------   ------------   ------------   ------------   ------------
Ending units                                            -        21,268         21,756        335,914         71,795         26,070
                                             ============  ============   ============   ============   ============   ============

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)

                                                      Large Cap    Large Cap      Mid Cap     Mid Cap                  International
                                                      Composite      Value        Growth       Value      Small Cap        Equity
                                                      Portfolio    Portfolio     Portfolio   Portfolio    Portfolio      Portfolio
                                                      (Class 3)    (Class 3)     (Class 3)    (Class 3)   (Class 3)       (Class 3)
                                                      ----------   ----------   ----------   ----------   ----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                          $   (9,518)  $  (20,065)  $  (26,164)  $  (19,223)  $  (24,368)  $    (15,196)
       Net realized gains (losses) from securities
           transactions                                   16,685       13,156       42,840        9,688       55,468        136,129
       Change in net unrealized appreciation
           (depreciation) of investments                 (38,609)     (69,741)     (63,395)      25,116     (299,706)       (10,318)
                                                      ----------   ----------   ----------   ----------   ----------   ------------
       Increase (decrease) in net assets from
           operations                                    (31,442)     (76,650)     (46,719)      15,581     (268,606)       110,615
                                                      ----------   ----------   ----------   ----------   ----------   ------------

From capital transactions
           Net proceeds from units sold                2,459,092    6,477,496    6,534,998    6,020,438    6,499,134      4,753,748
           Cost of units redeemed                        (11,283)     (25,982)     (39,152)     (28,601)     (31,699)       (15,477)
           Annuity benefit payments                            0            0            0            0            0              0
           Net transfers                                 193,962      690,010      950,180      722,292      786,048        721,194
           Contract maintenance charge                         0            0           (4)           0           (3)             0
                                                      ----------   ----------   ----------   ----------   ----------   ------------
       Increase (decrease) in net assets from
           capital transactions                        2,641,771    7,141,524    7,446,022    6,714,129    7,253,480      5,459,465
                                                      ----------   ----------   ----------   ----------   ----------   ------------

Increase (decrease) in net assets                      2,610,329    7,064,874    7,399,303    6,729,710    6,984,874      5,570,080
Net assets at beginning of period                          2,299       49,751       43,086       43,996       25,364         59,092
                                                      ----------   ----------   ----------   ----------   ----------   ------------
Net assets at end of period                           $2,612,628   $7,114,625   $7,442,389   $6,773,706   $7,010,238   $  5,629,172
                                                      ==========   ==========   ==========   ==========   ==========   ============

ANALYSIS OF INCREASE (DECREASE)
       IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
       Units sold                                        131,904      233,910      217,276      170,639      294,984        308,428
       Units redeemed                                       (224)        (350)        (491)        (282)        (728)          (412)
       Units transferred                                  26,448       19,188       20,711       14,599       36,011         39,030
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Increase (decrease) in units outstanding                 158,128      252,748      237,496      184,956      330,267        347,046
Beginning units                                                0            0            0            0            0              0
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Ending units                                             158,128      252,748      237,496      184,956      330,267        347,046
                                                      ==========   ==========   ==========   ==========   ==========     ==========
Contracts with total expenses of 1.52% :
       Units sold                                              -            -            -            -            -              -
       Units redeemed                                          -            -            -            -            -              -
       Units transferred                                       -            -            -            -            -              -
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Increase (decrease) in units outstanding                       -            -            -            -            -              -
Beginning units                                                -            -            -            -            -              -
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Ending units                                                   -            -            -            -            -              -
                                                      ==========   ==========   ==========   ==========   ==========     ==========
Contracts with total expenses of 1.55% (1):
       Units sold                                              -            -            -            -            -              -
       Units redeemed                                          -            -            -            -            -              -
       Units transferred                                       -            -            -            -            -              -
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Increase (decrease) in units outstanding                       -            -            -            -            -              -
Beginning units                                                -            -            -            -            -              -
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Ending units                                                   -            -            -            -            -              -
                                                      ==========   ==========   ==========   ==========   ==========     ==========
Contracts with total expenses of 1.55% (2):
       Units sold                                         40,920       25,596       21,381       18,072       21,751         29,057
       Units redeemed                                       (739)        (207)        (241)        (278)         (60)           (93)
       Units transferred                                 (10,134)      12,551       10,240       12,871       15,869         10,617
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Increase (decrease) in units outstanding                  30,047       37,940       31,380       30,665       37,560         39,581
Beginning units                                              281        2,728        3,501        3,525        3,095          8,801
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Ending units                                              30,328       40,668       34,881       34,190       40,655         48,382
                                                      ==========   ==========   ==========   ==========   ==========     ==========
Contracts with total expenses of 1.65% :
       Units sold                                         75,072      236,131      195,640      133,687      236,573        231,202
       Units redeemed                                        (17)      (1,030)      (1,245)        (459)        (993)        (1,003)
       Units transferred                                   2,820       24,172       31,541       13,567       17,576         41,757
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Increase (decrease) in units outstanding                  77,875      259,273      225,936      146,795      253,156        271,956
Beginning units                                                0            0            0            0            0              0
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Ending units                                              77,875      259,273      225,936      146,795      253,156        271,956
                                                      ==========   ==========   ==========   ==========   ==========     ==========
Contracts with total expenses of 1.70% (3):
       Units sold                                              -            -            -            -            -              -
       Units redeemed                                          -            -            -            -            -              -
       Units transferred                                       -            -            -            -            -              -
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Increase (decrease) in units outstanding                       -            -            -            -            -              -
Beginning units                                                -            -            -            -            -              -
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Ending units                                                   -            -            -            -            -              -
                                                      ==========   ==========   ==========   ==========   ==========     ==========
Contracts with total expenses of 1.70% (4):
       Units sold                                         20,022       37,205       27,834       21,769       36,849         28,275
       Units redeemed                                       (163)         (95)         (51)        (250)        (393)          (139)
       Units transferred                                   2,287        3,139        5,159          516        1,520         13,705
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Increase (decrease) in units outstanding                  22,146       40,249       32,942       22,035       37,976         41,841
Beginning units                                               14           12           11            9           13             17
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Ending units                                              22,160       40,261       32,953       22,044       37,989         41,858
                                                      ==========   ==========   ==========   ==========   ==========     ==========
Contracts with total expenses of 1.95% (5):
       Units sold                                              -            -            -            -            -              -
       Units redeemed                                          -            -            -            -            -              -
       Units transferred                                       -            -            -            -            -              -
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Increase (decrease) in units outstanding                       -            -            -            -            -              -
Beginning units                                                -            -            -            -            -              -
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Ending units                                                   -            -            -            -            -              -
                                                      ==========   ==========   ==========   ==========   ==========     ==========
Contracts with total expenses of 1.95% (6):
       Units sold                                          8,554       19,968        9,063        9,660       12,866          9,912
       Units redeemed                                        (92)        (559)        (797)        (417)        (797)          (289)
       Units transferred                                     487        1,198        3,503          946        3,493          2,651
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Increase (decrease) in units outstanding                   8,949       20,607       11,769       10,189       15,562         12,274
Beginning units                                               14        2,691          688            9           13          1,344
                                                      ----------   ----------   ----------   ----------   ----------     ----------
Ending units                                               8,963       23,298       12,457       10,198       15,575         13,618
                                                      ==========   ==========   ==========   ==========   ==========     ==========

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)

                                                  Diversified      Cash          Focus      Focus Growth    Focus         Focus
                                                  Fixed Income  Management      Growth       and Income     Value         TechNet
                                                   Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                                   (Class 3)     (Class 3)     (Class 3)     (Class 3)     (Class 3)     (Class 3)
                                                  -----------   -----------   -----------   ------------  -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                      $    (4,530)  $   (21,911)  $   (25,898)  $    (28,716) $   (17,472)  $   (14,863)
       Net realized gains (losses) from
           securities transactions                    (25,468)       (8,534)       31,906         23,940        7,004        12,936
       Change in net unrealized appreciation
           (depreciation) of investments             (193,048)       (4,961)     (205,129)       (98,049)    (115,402)       30,398
                                                  -----------   -----------   -----------   ------------  -----------   -----------
       Increase (decrease) in net assets
          from operations                            (223,046)      (35,406)     (199,121)      (102,825)    (125,870)       28,471
                                                  -----------   -----------   -----------   ------------  -----------   -----------

From capital transactions
           Net proceeds from units sold             8,080,856     9,455,621     8,583,507      8,247,767    5,262,773     4,333,023
           Cost of units redeemed                    (392,841)   (2,078,256)      (45,342)       (50,992)     (42,767)      (51,048)
           Annuity benefit payments                         0             0             0              0            0             0
           Net transfers                              547,766    (1,049,105)      164,480        885,453      386,230       270,085
           Contract maintenance charge                      0             0           (10)           (11)           0            (7)
                                                  -----------   -----------   -----------   ------------  -----------   -----------
       Increase (decrease) in net assets from
          capital transactions                      8,235,781     6,328,260     8,702,635      9,082,217    5,606,236     4,552,053
                                                  -----------   -----------   -----------   ------------  -----------   -----------

Increase (decrease) in net assets                   8,012,735     6,292,854     8,503,514      8,979,392    5,480,366     4,580,524
Net assets at beginning of period                   1,727,262       248,498         6,577         76,908       16,771           354
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Net assets at end of period                       $ 9,739,997   $ 6,541,352   $ 8,510,091   $  9,056,300  $ 5,497,137   $ 4,580,878
                                                  ===========   ===========   ===========   ============  ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
       IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
       Units sold                                     301,116       360,110       616,384        358,309      196,148       631,030
       Units redeemed                                    (809)       (2,254)         (967)          (812)        (143)       (1,114)
       Units transferred                               22,752       (19,632)       23,017         34,255       17,869        (7,954)
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Increase (decrease) in units outstanding              323,059       338,224       638,434        391,752      213,874       621,962
Beginning units                                             0             0             0              0            0             0
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Ending units                                          323,059       338,224       638,434        391,752      213,874       621,962
                                                  ===========   ===========   ===========   ============  ===========   ===========
Contracts with total expenses of 1.52% :
       Units sold                                           -             -             -              -            -             -
       Units redeemed                                       -             -             -              -            -             -
       Units transferred                                    -             -             -              -            -             -
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Increase (decrease) in units outstanding                    -             -             -              -            -             -
Beginning units                                             -             -             -              -            -             -
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Ending units                                                -             -             -              -            -             -
                                                  ===========   ===========   ===========   ============  ===========   ===========
Contracts with total expenses of 1.55% (1):
       Units sold                                           -             -             -              -            -             -
       Units redeemed                                       -             -             -              -            -             -
       Units transferred                                    -             -             -              -            -             -
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Increase (decrease) in units outstanding                    -             -             -              -            -             -
Beginning units                                             -             -             -              -            -             -
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Ending units                                                -             -             -              -            -             -
                                                  ===========   ===========   ===========   ============  ===========   ===========
Contracts with total expenses of 1.55% (2):
       Units sold                                     167,377       325,345        93,870         46,305       39,900        68,936
       Units redeemed                                 (11,233)     (182,314)       (4,121)        (3,303)      (2,893)       (8,472)
       Units transferred                                2,018         9,456       (22,006)        29,919        9,506         4,514
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Increase (decrease) in units outstanding              158,162       152,487        67,743         72,921       46,513        64,978
Beginning units                                        96,751           275            19          9,721        1,339            43
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Ending units                                          254,913       152,762        67,762         82,642       47,852        65,021
                                                  ===========   ===========   ===========   ============  ===========   ===========
Contracts with total expenses of 1.65% :
       Units sold                                     145,939       180,620       438,365        387,194      169,063       263,213
       Units redeemed                                    (218)       (1,989)         (603)        (1,153)         (66)       (1,954)
       Units transferred                               43,025       (90,402)        9,911         19,617        1,930        32,552
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Increase (decrease) in units outstanding              188,746        88,229       447,673        405,658       170,927      293,811
Beginning units                                             0             0             0              0            0             0
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Ending units                                          188,746        88,229       447,673        405,658      170,927       293,811
                                                  ===========   ===========   ===========   ============  ===========   ===========
Contracts with total expenses of 1.70% (3):
       Units sold                                           -             -             -              -            -             -
       Units redeemed                                       -             -             -              -            -             -
       Units transferred                                    -             -             -              -            -             -
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Increase (decrease) in units outstanding                    -             -             -              -            -             -
Beginning units                                             -             -             -              -            -             -
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Ending units                                                -             -             -              -            -             -
                                                  ===========   ===========   ===========   ============  ===========   ===========
Contracts with total expenses of 1.70% (4):
       Units sold                                      14,905        23,191        13,261         91,552        6,973        25,003
       Units redeemed                                 (20,983)         (281)            0            (11)        (279)          (59)
       Units transferred                               (8,624)            0         5,239          7,326        1,835        22,537
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Increase (decrease) in units outstanding              (14,702)       22,910        18,500         98,867        8,529        47,481
Beginning units                                        36,523         5,144         1,141            558          442            42
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Ending units                                           21,821        28,054        19,641         99,425        8,971        47,523
                                                  ===========   ===========   ===========   ============  ===========   ===========
Contracts with total expenses of 1.95% (5):
       Units sold                                           -             -             -              -            -             -
       Units redeemed                                       -             -             -              -            -             -
       Units transferred                                    -             -             -              -            -             -
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Increase (decrease) in units outstanding                    -             -             -              -            -             -
Beginning units                                             -             -             -              -            -             -
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Ending units                                                -             -             -              -            -             -
                                                  ===========   ===========   ===========   ============  ===========   ===========
Contracts with total expenses of 1.95% (6):
       Units sold                                      59,171             0        16,055         35,084        8,031         3,125
       Units redeemed                                    (906)       (8,003)         (476)          (321)         (24)          (82)
       Units transferred                              (19,230)        1,077         8,414          9,611          131         6,764
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Increase (decrease) in units outstanding               39,035        (6,926)       23,993         44,374        8,138         9,807
Beginning units                                        18,070        17,724            19             15           12            42
                                                  -----------   -----------   -----------   ------------  -----------   -----------
Ending units                                           57,105        10,798        24,012         44,389        8,150         9,849
                                                  ===========   ===========   ===========   ============  ===========   ===========

(1) Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II and Seasons Select IIA products.

(3) Offered in Seasons Triple Elite product.

(4) Offered in Seasons Advisor II product.

(5) Offered in Seasons Triple Elite product.

(6) Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION

      Variable Annuity Account Five of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company for 2002. Effective March 1, 2003, the Company is using its new name exclusively. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

      The Separate Account offers the following variable annuity products:
      Seasons, Seasons Select, Seasons Select II, Seasons Advisor, Seasons Triple Elite and Seasons Advisor II. Seasons was launched on April 15, 1997. Seasons Select was launched on March 1, 1999. Seasons Select II was launched on October 14, 2000. Seasons Advisor was launched on October 1, 2001. Seasons Triple Elite was launched on December 10, 2001. Seasons Advisor II was launched on November 11, 2002.

      The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

      The Separate Account is composed of a total of 41 variable portfolios and 12 variable strategies of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: four Class 1, four Class 2 and four Class 3 multi-managed variable investment strategies (the "Strategies"), nine Class 1, nine Class 2 and fourteen Class 3 variable portfolios (the "Select Portfolios"), and one Class 1, four Class 2 and four Class 3 focused portfolios (the "Focused Portfolios"), each with a distinct investment objective. The Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Trust and in two other portfolios of the Trust. Each of the Select Portfolios and the Focused Portfolios is invested solely in the shares of a designated portfolio of the Trust. The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in its investment activities. The contract holder may elect to have payments allocated to any of seven guaranteed-interest

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION(continued)

      funds of the Company (the "General Account"), which are not a part of the Separate Account. The products offer investments in different classes of shares of the portfolios of the Seasons Series Trust (the "Trust"). The primary difference between the classes is Class 2 and Class 3 shares are subject to 12b-1 fees of 0.15% and 0.25%, respectively, of each classes' average daily net assets, while Class 1 shares are not subject to 12b-1 fees. The financial statements include balances allocated by the participant to the Strategies, Select Portfolios and Focused Portfolios and do not include balances allocated to the General Account.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

      RECEIVABLE FROM/PAYABLE TO AIG SUNAMERICA LIFE ASSURANCE COMPANY: Balances represent receivable from/payable to the Company for trades in the Variable Accounts that were executed subsequent to year-end to correct transactions previously processed during the fiscal year.

      FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

      USE OF ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      RECLASSIFICATION: Prior year balances have been reclassified to conform with the current year presentation.

      RESERVES FOR ANNUITY CONTRACTS ON BENEFITS: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

      At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company.

      Annuity reserves are calculated according to the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table, and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization.

3.    CHARGES AND DEDUCTIONS

      Charges and deductions are applied against the current value of the Separate Account and are paid as follows.

      WITHDRAWAL CHARGE: Contracts without the Seasons Rewards Program provide that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of 9% of any amount withdrawn that exceed the free withdrawal amount.

      The Seasons Rewards Program adds an amount to the contract (an "Initial Payment Enhancement") each time a purchase payment is submitted. An Initial Payment Enhancement is calculated as a percentage of each Purchase Payment. The minimum Initial Payment Enhancement is 2.00% of each Purchase Payment. Additionally, a discretionary amount may be added to the contract. If offered and elected, the maximum withdrawal charge for contracts with this option is 9% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.    CHARGES AND DEDUCTIONS (continued)

      CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $35 ($30 in North Dakota and Utah) is charged against certain contracts issued, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal.

      MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis. The total annual rate of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, depending on the benefit options elected for each product, is as follows:
      Seasons 1.25%, Seasons Select 1.25% or 1.37%, Seasons Select II 1.25%, 1.40%, 1.45% or 1.65%, Seasons Advisor 1.25% or 1.50%, Seasons Triple Elite 1.40%, 1.55% or 1.80% and Seasons Advisor II 1.40%, 1.55% or 1.80%.
      The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

      DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not enough to cover the cost of distributing the contract, the Company will bear the loss.

      TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

      INCOME PROTECTOR FEE: The optional Income Protector Program, offered with certain contracts, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is 0.10% of the Income Benefit Base, deducted annually from the contract value, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for purchase payments, proportional withdrawals, fees and charges.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.    CHARGES AND DEDUCTIONS (continued)

      SEASONS PROMISE FEE: The optional Seasons Promise Program offered in Seasons Select II and Seasons Triple Elite, provides a guaranteed minimum contract value at the end of an applicable waiting period. The fee is from 0% to 0.65% of the contract value including purchase payments received prior to the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

      INCOME REWARDS FEE: The optional Income Rewards feature offered in Seasons Select II and Seasons Triple Elite, provides guaranteed withdrawals over a minimum number of years that, in total, equal at least the initial purchase payment adjusted for withdrawals. The fee is from 0.45% to 0.65% of purchase payments adjusted for withdrawals. It is deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

      PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range from 0% to 3.5%. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

      SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.    PURCHASES AND SALES OF INVESTMENTS

      The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2005 consist of the following:

                                                                 Cost of Shares      Proceeds from
                 Variable Accounts                                  Acquired          Shares Sold
--------------------------------------------------------         --------------      -------------
Multi-Managed Growth Portfolio (Class 1)                          $   1,571,864       $ 14,932,141
Multi-Managed Moderate Growth Portfolio (Class 1)                     2,984,268         16,360,994
Multi-Managed Income/Equity Portfolio (Class 1)                       3,697,422         12,673,764
Multi-Managed Income Portfolio (Class 1)                              4,050,706         10,031,135
Asset Allocation: Diversified Growth Portfolio (Class 1)              4,371,194         26,592,514
Stock Portfolio (Class 1)                                             4,782,812         22,308,943
Large Cap Growth Portfolio (Class 1)                                  1,489,265          3,959,625
Large Cap Composite Portfolio (Class 1)                               1,743,659          2,455,839
Large Cap Value Portfolio (Class 1)                                   1,898,256          2,889,378
Mid Cap Growth Portfolio (Class 1)                                    2,464,005          4,523,100
Mid Cap Value Portfolio (Class 1)                                     3,105,096          3,307,048
Small Cap Portfolio (Class 1)                                         3,284,982          5,449,471
International Equity Portfolio (Class 1)                              1,265,461          1,249,425
Diversified Fixed Income Portfolio (Class 1)                          3,651,142          4,292,372
Cash Management Portfolio (Class 1)                                   6,884,423          5,876,212
Focus Growth Portfolio (Class 1)                                        706,182          2,025,898
Multi-Managed Growth Portfolio (Class 2)                              7,847,789         15,029,484
Multi-Managed Moderate Growth Portfolio (Class 2)                    19,337,411         23,506,382
Multi-Managed Income/Equity Portfolio (Class 2)                      19,178,979         23,441,682
Multi-Managed Income Portfolio (Class 2)                             21,308,895         22,991,548
Asset Allocation: Diversified Growth Portfolio (Class 2)             26,987,622         43,211,891
Stock Portfolio (Class 2)                                            24,420,141         34,987,567
Large Cap Growth Portfolio (Class 2)                                 15,455,387         15,781,149
Large Cap Composite Portfolio (Class 2)                               5,209,515          5,783,457
Large Cap Value Portfolio (Class 2)                                  26,221,833         17,991,497
Mid Cap Growth Portfolio (Class 2)                                   21,189,612         21,510,321
Mid Cap Value Portfolio (Class 2)                                    39,723,416         24,279,127
Small Cap Portfolio (Class 2)                                        21,259,014         20,565,875
International Equity Portfolio (Class 2)                             31,311,075         11,806,550
Diversified Fixed Income Portfolio (Class 2)                         35,526,006         42,680,696
Cash Management Portfolio (Class 2)                                  68,557,773         63,623,199
Focus Growth Portfolio (Class 2)                                     16,998,193         16,678,793
Focus Growth and Income Portfolio (Class 2)                          10,813,171         14,656,264

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.    PURCHASES AND SALES OF INVESTMENTS (continued)

                                                                 Cost of Shares       Proceeds from
                 Variable Accounts                                  Acquired           Shares Sold
--------------------------------------------------------         --------------      ---------------
Focus Value Portfolio (Class 2)                                  $   26,328,555      $    12,948,180
Focus TechNet Portfolio (Class 2)                                    19,511,712           20,405,188
Multi-Managed Growth Portfolio (Class 3)                             14,448,308            1,955,282
Multi-Managed Moderate Growth Portfolio (Class 3)                    32,071,333            2,135,574
Multi-Managed Income/Equity Portfolio (Class 3)                      32,698,122            4,044,029
Multi-Managed Income Portfolio (Class 3)                             21,543,777            4,768,224
Asset Allocation: Diversified Growth Portfolio (Class 3)             45,167,381            6,608,346
Stock Portfolio (Class 3)                                            36,502,750            5,073,318
Large Cap Growth Portfolio (Class 3)                                 20,088,436            3,404,393
Large Cap Composite Portfolio (Class 3)                               5,424,263              929,370
Large Cap Value Portfolio (Class 3)                                  22,229,588            2,411,401
Mid Cap Growth Portfolio (Class 3)                                   18,724,074            2,250,596
Mid Cap Value Portfolio (Class 3)                                    23,540,303            3,062,435
Small Cap Portfolio (Class 3)                                        20,024,997            3,568,803
International Equity Portfolio (Class 3)                             18,480,347            1,815,253
Diversified Fixed Income Portfolio (Class 3)                         30,879,839            9,023,160
Cash Management Portfolio (Class 3)                                  30,399,871           24,846,507
Focus Growth Portfolio (Class 3)                                     15,648,893            2,644,098
Focus Growth and Income Portfolio (Class 3)                          15,362,901            2,919,763
Focus Value Portfolio (Class 3)                                      17,182,047            2,610,100
Focus TechNet Portfolio (Class 3)                                     9,635,168            2,611,563
Allocation Moderate Portfolio (Class 3) (1)                           7,563,318              168,481
Allocation Moderate Growth Portfolio (Class 3) (1)                    8,027,921              247,699
Allocation Growth Portfolio (Class 3) (1)                             9,493,079            1,417,027
Allocation Balanced Portfolio (Class 3) (1)                           9,276,445              381,855
Strategic Fixed Income Portfolio (Class 3) (1)                        2,673,077               28,984

(1) FOR the period from February 14, 2005 (inception) to April 30, 2005

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES

      A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2005, 2004, 2003 and 2002, follows:

                       At April 30                                    For the Year Ended April 30
-----------------------------------------------------    ---------------------------------------------------
                    Unit Fair Value                        Expense Ratio    Investment       Total Return
                      Lowest to         Net Assets           Lowest           Income           Lowest to
 Year     Units       Highest ($)(7)       ($)             to Highest (1)    Ratio (2)        Highest (3)
------  ---------  -----------------  ---------------    ---------------    ----------     -----------------
Growth Strategy (Class 1)

2005    6,154,039   15.61  to  15.73     96,764,870      1.40% to 1.52%       0.57%          4.96% to   5.09%
2004    7,772,716   14.87  to  14.96    116,291,111      1.40% to 1.52%       0.81%         17.04% to  17.18%
2003    8,388,728   12.71  to  12.77    107,107,897      1.40% to 1.52%       1.10%        -11.41% to -11.30%
2002   10,908,140   14.34  to  14.40    157,031,366      1.40% to 1.52%       3.18%        -15.71% to -15.61%

Moderate Growth Strategy (Class 1)

2005    6,839,418   15.37  to  15.48    105,864,120      1.40% to 1.52%       0.87%          4.45% to   4.58%
2004    8,455,950   14.71  to  14.80    125,160,639      1.40% to 1.52%       1.15%         14.75% to  14.89%
2003    9,209,776   12.82  to  12.88    118,653,181      1.40% to 1.52%       1.43%         -9.35% to  -9.24%
2002   11,717,719   14.15  to  14.20    166,340,750      1.40% to 1.52%       4.38%        -13.00% to -12.89%

Balanced Growth Strategy (Class 1)

2005    5,514,875   15.05  to  15.16     83,566,913      1.40% to 1.52%       1.36%          4.61% to   4.73%
2004    6,719,426   14.38  to  14.47     97,222,088      1.40% to 1.52%       1.53%         11.84% to  11.97%
2003    7,403,724   12.86  to  12.92     95,672,898      1.40% to 1.52%       1.77%         -5.99% to  -5.88%
2002    8,709,189   13.68  to  13.73    119,574,001      1.40% to 1.52%       6.57%         -8.48% to  -8.37%

Conservative Growth Strategy (Class 1)

2005    4,265,494   14.81  to  14.92     63,608,233      1.40% to 1.52%       1.81%          4.21% to   4.33%
2004    5,093,757   14.21  to  14.30     72,807,120      1.40% to 1.52%       1.98%          9.23% to   9.37%
2003    5,702,169   13.01  to  13.07     74,525,952      1.40% to 1.52%       2.08%         -2.90% to  -2.78%
2002    6,350,294   13.39  to  13.44     85,371,281      1.40% to 1.52%      10.18%         -5.01% to  -4.90%

Large Cap Growth Portfolio (Class 1)

2005    1,558,414    7.60  to   8.44     13,076,343      1.40% to 1.52%       0.00%          3.55% to   3.68%
2004    1,832,151    7.34  to   8.14     14,801,993      1.40% to 1.52%       0.00%         19.05% to  19.20%
2003    1,955,050    6.16  to   6.83     13,238,748      1.40% to 1.52%       0.00%        -14.15% to -14.04%
2002    2,480,659    7.18  to   7.95     19,546,687      1.40% to 1.52%       0.00%        -21.62% to -21.52%

Large Cap Composite Portfolio (Class 1)

2005      469,827    8.46  to   9.23      4,328,593      1.40% to 1.52%       0.22%          4.09% to   4.22%
2004      554,166    8.13  to   8.86      4,898,313      1.40% to 1.52%       0.19%         18.48% to  18.62%
2003      604,695    6.86  to   7.47      4,502,484      1.40% to 1.52%       0.34%        -15.98% to -15.88%
2002      694,260    8.16  to   8.88      6,145,402      1.40% to 1.52%       0.03%        -14.97% to -14.86%

Large Cap Value Portfolio (Class 1)

2005    1,112,414   12.02  to  12.60     14,000,876      1.40% to 1.52%       0.78%          7.48% to   7.61%
2004    1,184,464   11.18  to  11.71     13,848,855      1.40% to 1.52%       0.85%         23.56% to  23.71%
2003    1,223,417    9.05  to   9.47     11,563,105      1.40% to 1.52%       0.30%        -16.47% to -16.37%
2002    1,523,447   10.84  to  11.32     17,218,760      1.40% to 1.52%       0.54%         -8.53% to  -8.42%

Mid Cap Growth Portfolio (Class 1)

2005      934,224   12.88  to  14.08     13,073,202      1.40% to 1.52%       0.00%          1.75% to   1.87%
2004    1,069,700   12.66  to  13.82     14,699,391      1.40% to 1.52%       0.00%         34.27% to  34.43%
2003    1,117,955    9.43  to  10.28     11,426,013      1.40% to 1.52%       0.00%        -15.93% to -15.83%
2002    1,472,485   11.21  to  12.21     17,888,985      1.40% to 1.52%       0.00%        -10.98% to -10.87%

Mid Cap Value Portfolio (Class 1)

2005      766,979   19.51  to  19.91     15,254,845      1.40% to 1.52%       0.42%         14.62% to  14.76%
2004      784,173   17.02  to  17.35     13,592,602      1.40% to 1.52%       0.71%         31.22% to  31.38%
2003      834,622   12.97  to  13.20     11,011,900      1.40% to 1.52%       0.20%        -15.80% to -15.69%
2002    1,101,922   15.41  to  15.66     17,237,519      1.40% to 1.52%       0.70%         10.07% to  10.20%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)


                       At April 30                                    For the Year Ended April 30
---------------------------------------------------      ---------------------------------------------------
                    Unit Fair Value                        Expense Ratio    Investment       Total Return
                      Lowest to         Net Assets           Lowest           Income           Lowest to
 Year     Units       Highest ($)(7)       ($)             to Highest (1)    Ratio (2)        Highest (3)
------  ---------  -----------------    -----------      ---------------    ----------     -----------------
Small Cap Portfolio (Class 1)

2005      874,189    9.98 to 10.42        9,092,797      1.40% to 1.52%       0.00%         -0.27% to  -0.14%
2004    1,048,562   10.01 to 10.44       10,920,489      1.40% to 1.52%       0.00%         28.41% to  28.57%
2003    1,068,628    7.80 to  8.12        8,656,121      1.40% to 1.52%       0.00%        -22.59% to -22.50%
2002    1,348,181   10.07 to 10.48       14,095,807      1.40% to 1.52%       0.00%         -6.64% to  -6.52%

International Equity Portfolio (Class 1)

2005    1,000,040    8.04 to 8.66         8,630,369      1.40% to 1.52%       1.22%         10.01% to  10.14%
2004    1,000,273    7.31 to 7.86         7,843,631      1.40% to 1.52%       1.00%         34.15% to  34.31%
2003      990,752    5.45 to 5.85         5,783,950      1.40% to 1.52%       0.42%        -24.84% to -24.75%
2002    1,166,987    7.25 to 7.78         9,048,213      1.40% to 1.52%       0.00%        -19.13% to -19.04%

Diversified Fixed Income Portfolio (Class 1)

2005      986,652   11.88 to 12.11       11,941,602      1.40% to 1.52%       3.02%          3.08% to   3.20%
2004    1,056,123   11.53 to 11.74       12,385,587      1.40% to 1.52%       2.45%         -0.42% to  -0.30%
2003    1,489,314   11.57 to 11.77       17,520,349      1.40% to 1.52%       0.48%          7.55% to   7.68%
2002    1,411,919   10.76 to 10.93       15,426,164      1.40% to 1.52%       3.00%          3.26% to   3.39%

Cash Management Portfolio (Class 1)

2005      401,782   10.56 to  10.65       4,277,354      1.40% to 1.52%       0.27%         -0.38% to  -0.25%
2004      303,221   10.60 to  10.67       3,235,873      1.40% to 1.52%       0.81%         -1.23% to  -1.09%
2003      547,327   10.73 to  10.79       5,904,008      1.40% to 1.52%       1.32%         -0.75% to  -0.61%
2002      531,352   10.81 to  10.86       5,766,910      1.40% to 1.52%       0.64%          0.60% to   0.71%

Focus Growth Portfolio (Class 1)

2005      923,917    6.42 to  6.84        6,310,171      1.40% to 1.52%       0.00%         -4.68% to  -4.56%
2004    1,101,057    6.73 to  7.17        7,873,424      1.40% to 1.52%       0.00%         27.97% to  28.12%
2003    1,099,996    5.26 to  5.60        6,135,879      1.40% to 1.52%       0.00%        -15.11% to -15.00%
2002    1,173,483    6.20 to  6.58        7,699,685      1.40% to 1.52%       0.00%        -14.01% to -13.90%

Growth Strategy (Class 2)

2005    9,835,559   15.46 to 15.61 (8)  152,584,844      1.40% to 1.95%       0.47%          4.36% to   4.93%
2004   10,609,338   14.82 to 14.88 (8)  157,034,208      1.40% to 1.95%       0.72%         16.37% to  17.01%
2003    8,295,545   12.64 to 12.81      105,045,110      1.40% to 1.95%       1.10%        -12.01% to -11.43%
2002    6,910,595   14.30 to 14.48       98,937,250      1.40% to 1.95%       1.19%        -15.96% to  -4.75% (5)

Moderate Growth Strategy (Class 2)

2005   19,474,266   15.08 to  15.37     297,104,115      1.40% to 1.95%       0.78%          3.85% to   4.42%
2004   19,965,290   14.52 to  14.72     292,196,592      1.40% to 1.95%       1.07%         14.09% to  14.72%
2003   15,373,923   12.73 to  12.83     196,419,224      1.40% to 1.95%       1.49%         -9.89% to  -9.40%
2002   10,962,655   14.11 to  14.16     154,852,713      1.40% to 1.95%       1.57%        -13.25% to  -4.51%(5)

Balanced Growth Strategy (Class 2)

2005   17,959,634   14.80 to  15.05     268,333,908      1.40% to 1.95%       1.26%          4.00% to   4.57%
2004   18,767,867   14.23 to  14.39     268,615,260      1.40% to 1.95%       1.48%         11.20% to  11.81%
2003   14,002,893   12.79 to  12.87     179,524,903      1.40% to 1.95%       1.79%         -6.55% to  -6.03%
2002    9,013,774   13.64 to  13.70     123,147,411      1.40% to 1.95%       1.97%         -8.77% to  -3.25%(5)

Conservative Growth Strategy (Class 2)

2005   13,019,391   14.68 to 14.81 (8)  191,535,454      1.40% to 1.95%       1.70%          3.61% to   4.18%
2004   13,601,996   14.17 to 14.21 (8)  192,367,449      1.40% to 1.95%       1.92%          8.61% to   9.21%
2003   11,312,263   12.93 to 13.11      146,699,325      1.40% to 1.95%       2.13%         -3.46% to  -2.94%
2002    6,071,979   13.35 to 13.53       81,208,456      1.40% to 1.95%       2.47%         -5.31% to  -0.98%(5)

Large Cap Growth Portfolio (Class 2)

2005    9,062,550    8.25 to  8.39       75,431,698      1.40% to 1.95%       0.00%        2.97%   to   3.53%
2004    8,958,148    8.01 to  8.10       72,131,748      1.40% to 1.95%       0.00%       18.37%   to  19.02%
2003    6,679,182    6.77 to  6.81       45,250,524      1.40% to 1.95%       0.00%      -14.64%   to -14.18%
2002    4,680,882    7.90 to  7.95       37,007,912      1.40% to 1.95%       0.00%      -21.84%   to  -9.76%(5)

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)


                        At April 30                                      For the Year Ended April 30
------------------------------------------------------     ------------------------------------------------------------
                    Unit Fair Value                         Expense Ratio      Investment            Total Return
                      Lowest to            Net Assets           Lowest           Income                Lowest to
Year       Units     Highest ($)(7)           ($)           to Highest (1)      Ratio (2)             Highest (3)
----    ----------  ------------------    ------------     ---------------     ----------       -----------------------
Large Cap Composite Portfolio (Class 2)

2005     3,116,579    9.04  to  9.17 (8)    28,390,627       1.40% to 1.95%       0.10%           3.50%    to   4.06%
2004     3,143,934    8.74  to  8.81 (8)    27,564,090       1.40% to 1.95%       0.07%          17.80%    to  18.45%
2003     2,472,403    7.39  to  7.45        18,323,498       1.40% to 1.95%       0.20%         -16.46%    to -16.00%
2002     1,735,375    8.82  to  8.88        15,328,272       1.40% to 1.95%       0.00%         -15.19%    to  -5.80%(5)

Large Cap Value Portfolio (Class 2)

2005     8,662,073   11.99  to 12.52       107,244,514       1.40% to 1.95%       0.68%           6.87%    to   7.45%
2004     7,891,730   11.22  to 11.65        91,234,932       1.40% to 1.95%       0.75%          22.85%    to  23.52%
2003     6,106,189    9.13  to  9.43        57,267,796       1.40% to 1.95%       0.27%         -16.95%    to -16.50%
2002     4,675,294   11.00  to 11.30        52,651,828       1.40% to 1.95%       0.43%          -8.79%    to  -5.42%(5)

Mid Cap Growth Portfolio (Class 2)

2005     5,145,797   13.82  to 13.78 (8)    71,468,422       1.40% to 1.95%       0.00%           1.17%    to   1.72%
2004     5,124,765   13.66  to 13.75 (8)    70,053,839       1.40% to 1.95%       0.00%          33.50%    to  34.23%
2003     3,521,157   10.18  to 10.28        35,910,398       1.40% to 1.95%       0.00%         -16.40%    to -15.95%
2002     2,843,909   12.14  to 12.25        34,553,224       1.40% to 1.95%       0.00%         -11.22%    to  -1.75%(5)

Mid Cap Value Portfolio (Class 2)

2005     5,691,824   18.34  to 19.78       110,814,485       1.40% to 1.95%       0.32%          13.96%    to  14.59%
2004     4,849,209   16.10  to 17.26        82,845,283       1.40% to 1.95%       0.60%          30.47%    to  31.19%
2003     3,753,592   12.34  to 13.16        49,036,878       1.40% to 1.95%       0.16%         -16.27%    to -15.82%
2002     3,225,649   14.73  to 15.63        50,248,919       1.40% to 1.95%       0.59%           2.88%(5) to  10.04%

Small Cap Portfolio (Class 2)

2005     6,102,359   10.21  to 10.36 (8)    62,783,384       1.40% to 1.95%       0.00%          -0.84%    to  -0.29%
2004     5,957,810   10.30  to 10.39 (8)    61,539,737       1.40% to 1.95%       0.00%          27.67%    to  28.37%
2003     3,845,782    8.04  to  8.12        30,985,906       1.40% to 1.95%       0.00%         -23.03%    to -22.61%
2002     2,996,292   10.42  to 10.51        31,232,150       1.40% to 1.95%       0.00%          -6.89%    to   2.01%(5)

International Equity Portfolio (Class 2)

2005     9,957,879    8.49  to  8.60 (8)    85,111,831       1.40% to 1.95%       1.10%           9.38%    to   9.98%
2004     7,613,301    7.76  to  7.82 (8)    59,260,099       1.40% to 1.95%       0.88%          33.38%    to  34.10%
2003     5,179,868    5.80  to  5.83        30,120,703       1.40% to 1.95%       0.23%         -25.25%    to -24.96%
2002     2,956,184    7.74  to  7.79        22,913,462       1.40% to 1.95%       0.00%         -19.32%    to  -1.39%(5)

Diversified Fixed Income Portfolio (Class 2)

2005    10,457,794   11.53  to 12.04       124,451,319       1.40% to 1.95%       2.94%           2.49%    to   3.05%
2004    11,202,717   11.25  to 11.68       129,845,199       1.40% to 1.95%       2.22%          -0.99%    to  -0.45%
2003    12,205,305   11.36  to 11.73       142,395,670       1.40% to 1.95%       0.47%           6.97%    to   7.52%
2002     4,759,508   10.62  to 10.91        51,800,174       1.40% to 1.95%       3.18%          -1.36%(5) to   3.24%

Cash Management Portfolio (Class 2)

2005     5,187,723   10.40  to 10.58        54,495,028       1.40% to 1.95%       0.17%          -0.94%    to  -0.40%
2004     4,648,052   10.50  to 10.62        49,137,559       1.40% to 1.95%       0.62%          -1.78%    to  -1.24%
2003     4,668,834   10.68  to 10.76        50,041,649       1.40% to 1.95%       1.30%          -1.28%    to  -0.76%
2002     2,950,078   10.79  to 10.86        31,893,473       1.40% to 1.95%       0.62%          -0.25%(5) to   0.57%

Focus Growth Portfolio (Class 2)

2005     9,539,037    6.69  to  6.80 (8)    64,423,382       1.40% to 1.95%       0.00%          -5.22%    to  -4.70%
2004     9,361,514    7.06  to  7.13 (8)    66,439,046       1.40% to 1.95%       0.00%          27.24%    to  27.94%
2003     6,602,801    5.54  to  5.59        36,675,271       1.40% to 1.95%       0.00%         -15.59%    to -15.13%
2002     5,145,160    6.55  to  6.59        33,702,315       1.40% to 1.95%       0.00%         -14.25%    to  -4.46%(5)

Focus Growth and Income Portfolio (Class 2)

2005     5,289,872    8.93  to  9.10 (8)    46,705,858       1.40% to 1.95%       0.00%           0.11%    to   0.66%
2004     5,668,168    8.92  to  9.04 (8)    49,667,898       1.40% to 1.95%       0.00%          20.45%    to  21.12%
2003     3,072,999    7.10  to  7.47        22,237,737       1.40% to 1.95%       0.00%         -13.01%    to -12.53%
2002     1,679,285    8.14  to  8.55        13,818,473       1.40% to 1.95%       0.05%          -8.96%    to   2.02%(5)

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)


                        At April 30                                             For the Year Ended April 30
--------------------------------------------------------          -----------------------------------------------------------
                        Unit Fair Value                           Expense Ratio     Investment          Total Return
                           Lowest to         Net Assets            Lowest             Income              Lowest to
Year       Units         Highest ($)(7)          ($)               to Highest (1)    Ratio (2)           Highest (3)
----     ---------     -----------------     ----------           ---------------   -----------     -------------------------
Focus Value Portfolio (Class 2)

2005     4,729,943     13.25  to 13.58       63,830,283           1.40% to 1.95%        0.67%         9.95%     to  10.55%
2004     3,898,970     12.05  to 12.28       47,700,345           1.40% to 1.95%        0.00%        29.60%     to  30.31%
2003     2,235,185      9.30  to  9.44       21,014,443           1.40% to 1.95%        1.08%       -12.72%     to -12.24%
2002     1,266,808     10.65  to 10.79       13,591,403           1.40% to 1.95%        0.00%        -3.51% (4) to   7.40%(5)

Focus TechNet Portfolio (Class 2)

2005     6,167,482      4.07  to  4.15 (8)   26,595,288           1.40% to 1.95%        0.00%        -3.99%     to  -3.45%
2004     6,441,127      4.24  to  4.29 (8)   28,955,179           1.40% to 1.95%        0.00%        52.52%     to  53.36%
2003     3,656,127      2.78  to  3.09       10,693,989           1.40% to 1.95%        0.00%       -15.57%     to -15.12%
2002     1,430,649      3.30  to  3.65        5,099,065           1.40% to 1.95%        0.00%       -47.98%     to -25.68%(5)

Growth Strategy (Class 3)

2005     2,403,864     15.13  to 15.60 (8)   37,340,154           1.40% to 1.95%        0.43%         4.24%     to   4.82%
2004       720,543     14.51  to 14.88 (8)   10,671,640           1.40% to 1.95%        0.20%         4.41%     to  15.51%(9)
2003         2,839     12.57  to 12.81           36,337           1.55% to 1.95%        0.05%         2.09% (6) to   4.11%(6)
2002            --                  --               --                      --           --                          --

Moderate Growth Strategy (Class 3)

2005     5,373,257     14.87  to 15.36       82,125,336           1.40% to 1.95%        0.76%         3.73%     to   4.31%
2004     1,716,904     14.34  to 14.73       25,167,840           1.40% to 1.95%        0.26%         3.65%     to  14.01%(9)
2003        17,478     12.58  to 12.82          223,550           1.55% to 1.95%        0.00%         2.09% (6) to   4.06%(6)
2002            --                  --               --                      --           --                          --

Balanced Growth Strategy (Class 3)

2005     5,135,222     14.64  to 15.03       76,653,458           1.40% to 1.95%        1.31%         3.88%     to   4.46%
2004     1,634,224     14.09  to 14.39       23,311,741           1.40% to 1.95%        1.05%         3.31%     to  11.12%(9)
2003        32,509     12.68  to 12.84          415,754           1.55% to 1.95%        0.00%         2.54% (6) to   3.84%(6)
2002            --                  --               --                      --           --                          --

Conservative Growth Strategy (Class 3)

2005     3,032,263     14.43  to 14.78 (8)   44,705,045           1.40% to 1.95%        1.82%         3.50%     to   4.07%
2004     1,159,282     13.94  to 14.21 (8)   16,435,218           1.40% to 1.95%        1.19%         2.39%     to   8.25%(9)
2003         2,500     12.88  to 13.13           32,812           1.55% to 1.95%        0.07%         2.04% (6) to   4.04%(6)
2002            --                  --               --                      --           --                          --

Large Cap Growth Portfolio (Class 3)

2005     2,938,773      8.18  to  8.38       24,521,219           1.40% to 1.95%        0.00%         2.87%     to   3.43%
2004       885,941      7.95  to  8.10        7,147,072           1.40% to 1.95%        0.00%         6.22%     to  18.22%(9)
2003         7,268      6.73  to  6.82           49,212           1.55% to 1.95%        0.00%         2.17% (6) to   3.53%(6)
2002            --                  --               --                      --           --                           --

Large Cap Composite Portfolio (Class 3)

2005       806,657      8.87  to  9.16        7,357,615           1.40% to 1.95%        0.00%         3.40%     to   3.96%
2004       297,454      8.58  to  8.81        2,612,628           1.40% to 1.95%        0.01%         4.81%     to  17.06%(9)
2003           309      7.33  to  7.46            2,299           1.55% to 1.95%        0.04%         1.86% (6) to   3.62%(6)
2002            --                 --               --                      --            --                           --

Large Cap Value Portfolio (Class 3)

2005     2,265,870     11.93  to 12.50       28,080,226           1.40% to 1.95%        0.62%         6.77%     to   7.36%
2004       616,248     11.17  to 11.65        7,114,625           1.40% to 1.95%        0.23%         7.16%     to  22.72%(9)
2003         5,431      9.10  to  9.22           49,751           1.55% to 1.95%        0.01%         3.90% (6) to   5.21%(6)
2002            --                  --               --                      --           --                           --

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)


                        At April 30                                      For the Year Ended April 30
---------------------------------------------------         ------------------------------------------------------------
                     Unit Fair Value                         Expense Ratio      Investment           Total Return
                        Lowest to        Net Assets              Lowest           Income               Lowest to
Year      Units       Highest ($)(7)         ($)             to Highest (1)     Ratio (2)            Highest (3)
----    ---------   ------------------   ----------         ---------------     ----------      ------------------------
Mid Cap Growth Portfolio (Class 3)

2005    1,725,705   13.67  to 13.97 (8)  24,007,901           1.40% to 1.95%       0.00%         1.07%     to   1.63%
2004      543,723   13.53  to 13.75 (8)   7,442,389           1.40% to 1.95%       0.00%         5.73%     to  33.33% (9)
2003        4,200   10.14  to 10.28          43,086           1.55% to 1.95%       0.00%         6.55% (6) to   7.99% (6)
2002           --                --              --                      --          --                           --

Mid Cap Value Portfolio (Class 3)

2005    1,492,345   18.10  to 19.75      29,054,970           1.40% to 1.95%       0.22%        13.86%     to  14.49%
2004      398,183   15.90  to 17.25       6,773,706           1.40% to 1.95%       0.16%         9.50%     to  30.24% (9)
2003        3,543   12.21  to 12.42          43,996           1.55% to 1.95%       0.00%         2.81% (6) to   4.60% (6)
2002           --                --              --                      --          --                           --

Small Cap Portfolio (Class 3)

2005    2,268,515   10.09  to 10.34 (8)  23,377,830           1.40% to 1.95%       0.00%        -0.93%     to  -0.38%
2004      677,642   10.19  to 10.38 (8)   7,010,238           1.40% to 1.95%       0.00%         1.57%     to  27.38% (9)
2003        3,121    8.00  to  8.13          25,364           1.55% to 1.95%       0.00%         4.34% (6) to   6.05% (6)
2002           --                --              --                      --          --                           --

International Equity Portfolio (Class 3)

2005    2,763,283    8.39  to  8.59      23,626,162           1.40% to 1.95%       1.09%         9.28%     to   9.88%
2004      722,860    7.68  to  7.82       5,629,172           1.40% to 1.95%       0.28%        11.21%     to  33.25% (9)
2003       10,162    5.76  to  5.83          59,092           1.55% to 1.95%       0.00%        -2.09% (6) to  -0.89% (6)
2002           --                --              --                      --          --                           --

Diversified Fixed Income Portfolio (Class 3)

2005    2,672,785   11.55  to 12.03      31,684,920           1.40% to 1.95%       3.06%         2.39%     to   2.95%
2004      845,644   11.28  to 11.68       9,739,997           1.40% to 1.95%       1.33%        -0.73%     to  -1.08% (9)
2003      151,344   11.40  to 11.42       1,727,262           1.55% to 1.95%       0.00%         2.14% (6) to   2.26% (6)
2002           --                --              --                      --          --                           --

Cash Management Portfolio (Class 3)

2005    1,160,549   10.41  to 10.56      12,194,941           1.40% to 1.95%       0.09%        -1.05%     to  -0.50%
2004      618,067   10.52  to 10.61       6,541,352           1.40% to 1.95%       0.52%        -0.62%     to  -1.97% (9)
2003       23,143   10.74  to 10.75         248,498           1.55% to 1.95%       0.00%        -0.77% (6) to  -0.65% (6)
2002           --                --              --                      --          --                           --

Focus Growth Portfolio (Class 3)

2005    3,134,538    6.55  to  6.79 (8)  21,200,125           1.40% to 1.95%       0.00%        -5.32%     to  -4.80%
2004    1,197,522    6.92  to  7.13 (8)   8,510,091           1.40% to 1.95%       0.00%         3.95%     to  26.03% (9)
2003        1,179    5.49  to  5.59           6,577           1.55% to 1.95%       0.00%         3.00% (6) to   4.86% (6)
2002           --                --              --                      --          --                           --

Focus Growth and Income Portfolio (Class 3)

2005    2,458,873    8.80  to  9.10 (8)  21,925,296           1.40% to 1.95%       0.00%         0.01%     to   0.56%
2004    1,023,866    8.80  to  9.05 (8)   9,056,300           1.40% to 1.95%       0.00%         3.49%     to  19.89% (9)
2003       10,294    7.34  to  7.47          76,908           1.55% to 1.95%       0.00%         5.34% (6) to   7.20% (6)
2002           --                --              --                      --          --                           --

Focus Value Portfolio (Class 3)

2005    1,526,633   13.07  to 13.56      20,591,059           1.40% to 1.95%       0.63%         9.84%     to  10.45%
2004      449,774   11.90  to 12.28       5,497,137           1.40% to 1.95%       0.00%         5.59%     to  28.97% (9)
2003        1,793    9.23  to  9.37          16,771           1.55% to 1.95%       0.04%         9.36% (6) to  11.01% (6)
2002           --                --              --                      --          --                           --

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)


                        At April 30                                      For the Year Ended April 30
------------------------------------------------------       ---------------------------------------------------------------
                     Unit Fair Value                         Expense Ratio      Investment          Total Return
                       Lowest to           Net Assets           Lowest            Income             Lowest to
Year      Units       Highest ($)(7)           ($)             to Highest (1)      Ratio (2)          Highest (3)
----    ---------   ------------------     -----------       ----------------    -----------      -------------------------
Focus TechNet Portfolio (Class 3)

2005    2,656,623    4.02  to 4.14 (8)      11,262,544        1.40% to 1.95%        0.00%         -4.11%      to -3.55%
2004    1,038,166    4.19  to 4.29           4,580,878        1.40% to 1.95%        0.00%         11.26%      to 51.38%  (9)
2003          127    2.77  to 2.81                 354        1.55% to 1.95%        0.00%         14.71%  (6) to 16.36%  (6)
2002           --               --                  --                   --           --                            --

Allocation Moderate Portfolio (Class 3)

2005      906,466    9.68  to 9.69           8,781,684        1.40% to 1.95%        0.00%         -3.20% (10) to -3.09% (10)
2004           --               --                  --                   --           --                            --
2003           --               --                  --                   --           --                            --
2002           --               --                  --                   --           --                            --

Allocation Moderate Growth Portfolio (Class 3)

2005      753,392    9.63  to 9.64           7,258,771        1.40% to 1.95%        0.00%         -3.74% (10) to -3.62% (10)
2004           --              --                   --                   --           --                            --
2003           --              --                   --                   --           --                            --
2002           --              --                   --                   --           --                            --

Allocation Growth Portfolio (Class 3)

2005      793,312    9.56  to 9.58 (8)       7,594,005        1.40% to 1.95%        0.00%         -4.35% (10) to -4.24% (10)
2004           --               --                  --                   --           --                            --
2003           --               --                  --                   --           --                            --
2002           --               --                  --                   --           --                            --

Allocation Balanced Portfolio (Class 3)

2005      818,684    9.74  to 9.75           7,979,266        1.40% to 1.95%        0.00%         -2.62% (10) to -2.51% (10)
2004           --               --                  --                   --           --                            --
2003           --               --                  --                   --           --                            --
2002           --               --                  --                   --           --                            --

Strategic Fixed Income Portfolio (Class 3)

2005      271,085    9.65  to 9.67           2,620,058        1.40% to 1.95%        0.00%         -3.45% (10) to -3.26% (10)
2004           --               --                  --                   --           --                            --
2003           --               --                  --                   --           --                            --
2002           --               --                  --                   --           --                            --

(1) These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. In 2004, the Separate Account adopted SOP 03-5, Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies (the "SOP"). In accordance with the SOP, the total return range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year. Prior to 2004, the total return range of minimum and maximum values was calculated independently of the product groupings that produced the lowest and highest expense ratio.

4)    For Period from October 4, 2001 (inception) to April 30, 2002.

                        VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

5)    For Period from December 10, 2001 (inception) to April 30, 2002.

6)    For Period from November 11, 2002 (inception) to April 30, 2003.

7) In 2004, in accordance with the SOP, the unit fair value range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions. Prior to 2004, the unit fair value range of minimum and maximum values was calculated independently of the product grouping that produced the lowest and highest expense ratio.

8) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

9) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

10)   For Period from February 14, 2005 (inception) to April 30, 2005.

                           PART C -- OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

(a) Financial Statements


       The following financial statements are incorporated by reference and included, respectively, in Part B of the Registration Statement:


        Consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004.


        Financial Statements of Variable Annuity Account Five at April 30, 2005, and for each of the two years in the period ended April 30, 2005.


(b) Exhibits


(1)  Resolutions Establishing Separate Account ..................................   **
(2)  Custody Agreements .........................................................   **
(3)  (a)    Form of Distribution Contract .......................................   **
     (b)    Form of Selling Agreement ...........................................   **
(4)  (a)    Variable Annuity Contract ...........................................   ***
     (b)    Endorsement .........................................................   +
     (c)    Endorsement .........................................................   ***
     (d)    Guaranteed Minimum Withdrawal Benefit Endorsement ...................   ****
     (e)    Death Benefit Endorsement ...........................................
     (f)    Purchase Payment Accumulation Optional Death Benefit
            Endorsement .........................................................
     (g)    Maximum Anniversary Value Optional Death Benefit Endorsement ........
     (h)    Nursing Home Waiver Endorsement .....................................
(5)  (a)    Application for Contract ............................................   +
     (b)    Application for Contract ............................................   ***
     (c)    Participant Enrollment Form .........................................   +
     (d)    Participant Enrollment Form .........................................   ***
(6)  Depositor -- Corporate Documents
     (a)    Certificate of Incorporation ........................................   ++
     (b)    By-Laws .............................................................   ++
     (c)    Amendment to the Articles of Incorporation ..........................   +++
(7)  Reinsurance Contract .......................................................   Not Applicable
(8)  Seasons Series Trust Form of Fund Participation Agreement ..................   **
(9)  Opinion of Counsel .........................................................   **
     Consent of Counsel .........................................................   Not Applicable
(10) Consent of Independent Registered Public Accounting Firm ...................   Filed Herewith
(11) Financial Statements Omitted from Item 23 ..................................   Not Applicable
(12) Initial Capitalization Agreement ...........................................   Not Applicable
(13) Other
     (a) Diagram and Listing of All Persons Directly or Indirectly Controlled By    ****
         or Under Common Control with AIG SunAmerica, the Depositor of Registrant   +++++
     (b) Power of Attorney July 2000 ............................................   *
     (c) Power of Attorney October 2003 .........................................   ++++
     (d) Guarantee Agreement of American Home Assurance Company .................   Filed Herewith
     (e) Support Agreement by American International Group, Inc. ................   Filed Herewith

----------

* Incorporated by reference to Variable Annuity Account Five and Anchor National Life Insurance Company Registration Statement, File Nos. 333-08859 and 811-07727, filed July 19,2000, accession number 0000912057-00-032505.
** Incorporated by reference to Variable Annuity Account Five and Anchor National Life Insurance Company Registration Statement Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-08859 and 811-07727, filed March 11, 1997, accession number 0000912057-97-008516.
*** Incorporated by reference to Variable Annuity Account Five and Anchor National Life Insurance Company Registration Statement Post-Effective Amendment 9, File Nos. 333-08877, filed September 25, 2000, accession number 0000912057-00-042501
**** Incorporated herein by reference to Post Effective Amendment No. 25 under the Securities Act of 1933 (the "1933 Act") and No. 26 under the Investment Company Act of 1940 (the "1940 Act") to Registration Statement File No. 333-08859 and 811-07727 filed on Form N-4 on May 21, 2004, accession number 0000950148-04-000953.
***** Incorporated herein by reference to Post-Effective Amendment No. 26 under the Securities Act of 1933 (the "1933 Act") and Amendment No. 27 under the Investment Company Act of 1940 (the "1940 Act") to Registration Statement File No. 333-08859 and 811-07727 filed on Form N-4 on July 20, 2004, accession no. 0000950129-04-005000.
+ Incorporated by reference to Variable Annuity Account Five and Anchor National Life Insurance Company Registration Statement, Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-08859 and 811-07727, filed July 27, 1998, accession number 0001047469-98-028410.
++ Incorporated by reference to Variable Annuity Account Five and Anchor National Life Insurance Company Registration Statement Post-Effective Amendment No. 16 and Amendment No. 17, File Nos. 333-08859 and 811-07727, filed April 12, 2002, accession number 0000950148-02-000991.

+++ Incorporate by reference to this Registration Statement, Post-Effective Amendment No. 21 and 22 File No. 333-08859 and 811-07727, filed April 25, 2003, accession number 0000950148-03-000990.


++++ Incorporated by reference to this Registration Statement, Post-Effective Amendments No. 22 and 23, File Nos. 333-08859 and 811-07727, filed October 28, 2003, Accession No. 0000950148-03-002543.


+++++ Incorporated by reference to this Registration Statement, Post-Effective Amendments No. 29 and 30, File Nos. 333-08859 and 811-07727, filed
        April 29, 2005, Accession No. 0000950129-05-004283.

Item 25. Directors and Officers of the Depositor

The officers and directors of AIG SunAmerica Life Assurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                         POSITION
----------------------------------------------------------------------------------------
Jay S. Wintrob               Director, Chief Executive Officer
Jana W. Greer*               Director and President
James R. Belardi             Director and Senior Vice President
Marc H. Gamsin               Director and Senior Vice President
N. Scott Gillis*             Director, Senior Vice President and Chief Financial Officer
Gregory M. Outcalt           Senior Vice President
Edwin R. Raquel*             Senior Vice President and Chief Actuary
Christine A. Nixon           Senior Vice President and Secretary
Stewart R. Polakov*          Senior Vice President and Controller
Michael J. Akers**           Senior Vice President
Mallary L. Reznik            Vice President
Edward T. Texeria*           Vice President
Stephen Stone*               Vice President
Virginia N. Puzon            Assistant Secretary

----------
*    21650 Oxnard Street, Woodland Hills, CA 91367
**   2919 Allen Parkway, Houston, TX 77019

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant


The Registration is a separate account of AIG SunAmerica Life (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14. An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number 0000950123-05-006884, filed May 31, 2005.


Item 27. Number of Contract Owners


As of July 1, 2005, the number of Seasons and Seasons Select II contracts funded by Variable Annuity Account Five was 35,436 of which 19,468 were qualified contracts and 15,968 were non-qualified contracts.


Item 28. Indemnification

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent permitted by law, including the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SUNAMERICA CAPITAL SERVICES, INC. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or (2) Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

Item 29 Principal Underwriter

(a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

        AIG SunAmerica Life Assurance Company - Variable Separate Account
        AIG SunAmerica Life Assurance Company - Variable Annuity Account One AIG SunAmerica Life Assurance Company - Variable Annuity Account Two AIG SunAmerica Life Assurance Company - Variable Annuity Account Four AIG SunAmerica Life Assurance Company - Variable Annuity Account Five

        AIG SunAmerica Life Assurance Company - Variable Annuity Account Seven AIG SunAmerica Life Assurance Company - Variable Annuity Account Nine First SunAmerica Life Insurance Company - FS Variable Separate Account First SunAmerica Life Insurance Company - FS Variable Annuity Account
          One
        First SunAmerica Life Insurance Company - FS Variable Annuity Account
          Two
        First SunAmerica Life Insurance Company - FS Variable Annuity Account
          Five
        First SunAmerica Life Insurance Company - FS Variable Annuity Account
          Nine
        Presidential Life Insurance Company - Variable Account One
        Anchor Series Trust
        Seasons Series Trust
        SunAmerica Series Trust
        SunAmerica Equity Funds issued by AIG SunAmerica Asset Management Corp.
          (AIG SAAMCo)
        SunAmerica Income Funds issued by AIG SAAMCo
        SunAmerica Money Market Funds, Inc. issued by AIG SAAMCo
        SunAmerica Senior Floating Rate Fund, issued by AIG SAAMCo
        SunAmerica Strategic Investment Series, Inc. issued by AIG SAAMCo SunAmerica Style Select Series, Inc. issued by AIG SAAMCo
        VALIC Company I and
        VALIC Company II

(b) Directors, Officers and principal place of business:

   Officer/Directors*           Position
   -----------------------------------------------------------------------------
   Peter A. Harbeck             Director
   J. Steven Neamtz             Director, President & Chief Executive Officer
   Debbie Potash-Turner         Senior Vice President, Chief Financial Officer &
                                  Controller
   John T. Genoy                Vice President
   James Nichols                Vice President
   Thomas Lynch                 Chief Compliance Officer
   Christine A. Nixon**         Secretary
   Virginia N. Puzon**          Assistant Secretary

* Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

** Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

(c) Not Applicable.

Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.


Item 31. Management Services

Not Applicable.

Item 32. Undertakings

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Depositor represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment Nos. 30 and 31; File Nos. 333-08859 and 811-07727, to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 29th day of August, 2005.


                                     VARIABLE ANNUITY ACCOUNT FIVE
                                     (Registrant)

                                     By: AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                     By:    /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         Jay S. Wintrob, Chief Executive Officer

                                     By: AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                     (Depositor)

                                     By:    /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         Jay S. Wintrob, Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                     TITLE                             DATE
---------                                     -----                             ----
JAY S. WINTROB*                      Chief Executive Officer,             August 29, 2005
---------------------------------           & Director
Jay S. Wintrob                    (Principal Executive Officer)

JAMES R. BELARDI*                            Director                     August 29, 2005
---------------------------------
James R. Belardi

MARC H. GAMSIN*                              Director                     August 29, 2005
---------------------------------
Marc H. Gamsin

N. SCOTT GILLIS*                      Senior Vice President,              August 29, 2005
---------------------------------    Chief Financial Officer &
N. Scott Gillis                              Director
                                  (Principal Financial Officer)


JANA W. GREER*                               Director                     August 29, 2005
---------------------------------
Jana W. Greer

STEWART R. POLAKOV*                   Senior Vice President               August 29, 2005
---------------------------------          & Controller
Stewart R. Polakov                (Principal Accounting Officer)

* By: /s/ MALLARY L. REZNIK                                               August 29, 2005
     ----------------------------
       Mallary L. Reznik
       Attorney-In-Fact

                                  EXHIBIT INDEX




EXHIBIT NO.     DESCRIPTION
----------      -----------
(10)            Consent of Independent Registered Public Accounting Firm

(13)(d)         Guarantee Agreement of American Home Assurance Company

(13)(e)         Support Agreement by American International Group, Inc.